SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BluePhoenix Solutions Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☐          No fee required.

☒          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
Ordinary shares, par value NIS 0.04 per share

2.	Aggregate number of securities to which transaction applies:
6,195,494

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$2.92 per share, based on the average of the high and low prices of the Registrant’s common stock on October 9, 2014, as reported on the NASDAQ Global Market. In accordance with Section 14(g) of the Securities Exchange Act of 1934, the filing fee was determined by multiplying the transaction value by 0.0001162.

4.	Proposed maximum aggregate value of transaction:
$18,090,842

5.	Total fee paid:
$2,103

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

Dear Shareholder:

On behalf of the Board of Directors and management of BluePhoenix Solutions Ltd. (the “Company”), I cordially invite you to attend the Annual General Meeting of Shareholders. The meeting will be held at the offices of the Company, 601 Union Street, Suite 4616, Seattle, Washington, 98101 on November 18, 2014, at 9:00 a.m. local time. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.

At this meeting, among other things, you will be asked to vote on a set of proposals relating to an Amended and Restated Agreement and Plan of Merger including all ancillary agreements entered into in connection therewith as further described in this Proxy Statement (the “Merger Agreement”) by and among the Company, Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (“Parent”), BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras” (“Ateras”), the Ateras stockholders listed on the signature page to the Merger Agreement, and Scott Miller (“Stockholder Representative”), entered into on October 14, 2014. The parties previously entered into an Agreement and Plan of Merger, dated August 13, 2014 and subsequently amended and restated that agreement on October 14, 2014.

Pursuant to the terms and conditions set forth in the Merger Agreement, the Merger Sub will merge with and into Ateras (the “Merger”) with Ateras continuing as the surviving corporation and as a direct, wholly-owned subsidiary of the Parent after the Merger (the “Surviving Corporation”). The aggregate merger consideration issuable to Ateras’s stockholders is equal to 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, of the Company (the “Merger Consideration”), which will represent approximately 35% of the Company’s outstanding capital stock determined on a shares outstanding plus warrants outstanding basis immediately following the closing of the merger (based on the Company’s outstanding capital stock as of the date of this Proxy Statement).

In addition, at this meeting you will be asked to vote on proposals for the election of nominees for directors, including one of our outside directors and the re-appointment BDO Ziv Haft as our independent auditor for the period beginning on the date of this meeting and ending on the date of the next annual general meeting of shareholders and to review the Company’s financial statement for the fiscal year ending December 31, 2013. The Company’s financial statements are included as Annex D to this Proxy Statement.

At this meeting, shareholders will consider and vote upon:

1.	the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras;

2.	subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, an increase of the authorized share capital of the Company from 17,500,000 to 25,000,000 and a corresponding amendment to the Company’s Articles of Association;

3.	subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, the approval of a grant of preemptive rights as set out in a preemptive rights agreement and an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights;

4.	an amendment to the Company’s Memorandum of Association and Articles of Association effecting a change of the name of the Company from BluePhoenix Solutions Ltd. to “Modern Systems International”, “ModSys International” or such similar name approved by the Israeli Companies’ Registrar;

5.	the election of (a) Melvin L. Keating, (b) Thomas J. Jurewicz and, (c) subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, Scott Miller to the Board of Directors to serve until the next annual meeting;

6.	the election of Brian Crynes to serve as an outside director of the Company for an additional three-year term;

7.	the approval of the terms of a waiver to the purchase agreement (the “Prescott Agreement”) executed between Prescott Group Aggressive Small Cap Master Fund, G.P. (“Prescott”) and the Company dated as of November 25, 2013;

8.	the re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of this meeting and ending on the date of our next annual general meeting of shareholders;

9.	the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares;

10.	the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and

11.	the indication, on an advisory basis, of the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

In addition, at this meeting, the shareholders will receive and consider the Consolidated Financial Statements of the Company for the year ended December 31, 2013.

We cannot complete some or all of the transactions contemplated by the Merger Agreement unless the specified conditions are satisfied or waived. The conditions to completion of the Merger that must be satisfied include, among other conditions, obtaining the approval of our shareholders to Proposals No. 1, 2, 3 and 5(c) set forth above, as well as receipt of a waiver from Prescott as described under the section entitled “The Merger” in this Proxy Statement. We currently expect that the Merger will be completed before the end of calendar year 2014. However, the Merger Agreement can be terminated by (a) the Company if certain conditions to closing are not fulfilled by Ateras by December 12, 2014 and (b) by Ateras if certain conditions to closing are not fulfilled by the Company by December 12, 2014.

Our Board of Directors has determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the issuance of the ordinary shares to Ateras stockholders and the grant of preemptive rights to certain Ateras stockholders are in the best interests of the Company, and has approved and adopted the Merger and other transactions contemplated by the Merger Agreement. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ABOVE PROPOSALS, “FOR” EACH NAMED NOMINEE AND AN INDICATION OF “THREE YEARS” FOR THE PREFERRED FREQUENCY of shareholder advisory votes on the compensation of the Company’s named executive officers.

We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely yours,

/s/ Matt Bell

Matt Bell
President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. PLEASE ENSURE THAT YOUR VOTE COUNTS BY
COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY.

The date of this Proxy Statement is October 24, 2014.

The approximate date of mailing for this Proxy Statement and proxy card(s) is October 30, 2014.

BLUEPHOENIX SOLUTIONS LTD.

601 Union Street, Suite 4616

Seattle, Washington, 98101

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On November 18, 2014

The 2014 Annual General Meeting of Shareholders (the “Annual Meeting”) of BluePhoenix Solutions Ltd. (“BluePhoenix,” the “Company,” “we” or “us”) will be held at our offices, 601 Union Street, Suite 4616, Seattle, Washington, 98101 on November 18, 2014 at 9:00 a.m. local time for the following purposes:

1.	To approve the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras.

2.	Subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, to approve an increase of the authorized share capital of the Company from 17,500,000 to 25,000,000 and a corresponding amendment to the Company’s Articles of Association.

3.	Subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, to approve a grant of preemptive rights as set out in a preemptive rights agreement and an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights.

4.	To approve an amendment to the Company’s Memorandum of Association and Articles of Association effecting a change of the name of the Company from BluePhoenix Solutions Ltd. to Modern Systems International, ModSys International or such similar name approved by the Israeli Companies’ Registrar.

5.	To elect (a) Melvin L. Keating, (b) Thomas J. Jurewicz and, (c) subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, Scott Miller to the Board of Directors to serve until the next annual meeting.

6.	To elect Brian Crynes to serve as an outside director of the Company for an additional three-year term.

7.	To approve a waiver by Prescott of certain of its rights under the Prescott Agreement executed between Prescott and Company.

8.	To re-appoint BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders.

9.	To approve the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares.

10.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

11.	To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

12.	To receive and consider the Consolidated Financial Statements of the Company for the year ended December 31, 2013.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 20, 2014. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on November 18, 2014 at 9:00 a.m.

The proxy statement and annual report to shareholders are available at https://materials.proxyvote.com/M20157

By Order of the Board of Directors,

/s/ Matt Bell

Matt Bell
Chief Executive Officer

Seattle, Washington
October 24, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your ordinary shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Proposal 1 Approval of the Merger and All Other Transactions Contemplated by the Merger Agreement	17

Security Ownership of Certain Beneficial Owners and Management	23

Proposal 2 Approval of An Increase of the Company’s Authorized Share Capital and Amendment to Articles of Association	28

Proposal 3 Grant of Preemptive Rights and Amendment to Articles of Association	29

Proposal 4 Approval of Change in Company Name and Approval of Amendment to Memorandum of Association and Articles of Association	30

Proposal 5 Election Of Directors	31

Proposal 6 Election of Outside Director	33

Information Regarding the Board of Directors and Corporate Governance	35

Information Regarding Committees of the Board of Directors	39

Proposal 7 Waiver of Terms of The Prescott Agreement	43

Proposal 8 Re-Appointment of Independent Auditor	44

Proposal 9 Approval of 2007 Stock Award Plan, As Amended	45

Equity Compensation Plan Information	46

Proposal 10 Advisory Vote on Executive Compensation	47

Proposal 11 Advisory Vote on the Frequency of Solicitation of Advisory Shareholder Approval of Executive Compensation	48

Executive Officers	49

Executive Compensation	50

Director Compensation	54

Transactions With Related Persons	56

Receipt And Consideration Of The Financial Statements	57

Report of the Audit Committee of the Board of Directors	58

Section 16(a) Beneficial Ownership Reporting Compliance	59

Householding of Proxy Materials	60

Other Matters	61

BLUEPHOENIX SOLUTIONS LTD.

601 Union Street, Suite 4616

Seattle, Washington, 98101

PROXY STATEMENT

FOR THE 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

November 18, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of BluePhoenix Solutions Ltd. (sometimes referred to as the “Company,” “BluePhoenix,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your ordinary shares. Instead, you may simply complete, sign and return the enclosed proxy card.or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your ordinary shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about , 2014 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held on November 18, 2014 at 9:00 a.m. local time at 601 Union Street, Suite 4616 Seattle, Washington, 98101. Directions to the Annual Meeting are as follows:

From the South: Take I-5 North to Seattle. Take the Seneca Street exit (Exit 165). Take the first right onto 6th Avenue. At this point you can take a right-hand turn at the first intersection you come to (University Street) but do not move into the curb (or far-right) lane - beware - if you are in the curb lane, a sharp right will put you back onto the freeway going north; you need to make a wide right-hand turn (parallel with the One Union Square Office Building); to do this, you will go past the cement divider that splits the freeway entrance from the road that goes under the building. This street leads underneath the building and the parking garage is to your left just as you begin to drive underneath the building.) If you miss this previous turn; proceed as follows: Go through two intersections (University & Union) and take a right at the third intersection (Pike). Go one block to 7th Ave. & take a right. Go straight through the next intersection (Union) which will lead underneath our building. There is a parking garage to your right just as you pass the passenger drop-off area.

From the North: Take I-5 South to Seattle. Take the Union Street exit (Exit 165B). The first left you are able to take will take you underneath our building (Two Union Square). As you drive underneath the building, there is a parking garage to your right just as you pass the passenger drop-off area.

Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on October 20, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were ordinary shares outstanding and entitled to vote.

Shareholder of Record: Ordinary Shares Registered in Your Name

If on October 20, 2014 your ordinary shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card as instructed below to ensure your vote is counted.

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Beneficial Owner: Ordinary Shares Registered in the Name of a Broker or Bank

If on October 20, 2014 your ordinary shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of ordinary shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the ordinary shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your ordinary shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are eleven matters scheduled for a vote:

•	approval of the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras;

•	subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, approval of an increase of the authorized share capital of the Company from 17,500,000 to 25,000,000 and a corresponding amendment to the Company’s Articles of Association;

•

subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, approval of a grant of preemptive rights as set out in a preemptive rights agreement and an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights;

•	approval of an amendment to the Company’s Memorandum of Association and Articles of Association effecting a change of the name of the Company from BluePhoenix Solutions Ltd. to Modern Systems International, ModSys International or such similar name approved by the Israeli Companies’ Registrar;

•	election of (a) Melvin L. Keating, (b) Thomas J. Jurewicz and, (c) subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, Scott Miller to the Board of Directors to serve until the next annual meeting and their successors are duly elected and qualified;

•	election of Brian Crynes to serve as an outside director of the Company for an additional three-year term;

•	approval of a waiver by Prescott of certain of its rights under the Prescott Agreement executed between Prescott and Company;

•	re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders;

•	approval of the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares;

•	approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and

•	indication, on an approval basis, of the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly added to the agenda of the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” each of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. With regard to your advisory vote on how frequently we should solicit shareholder advisory approval of executive compensation, you may vote for any one of the following: one year, two years or three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

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The procedures for voting are fairly simple:

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

➢	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your ordinary shares as you direct.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of ordinary shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from The Company. Simply complete and mail the voting instruction form to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of October 20, 2014.

What happens if I do not vote?

Shareholder of Record: Ordinary Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing your proxy card or in person at the Annual Meeting, your ordinary shares will not be voted.

Beneficial Owner: Ordinary Shares Registered in the Name of Broker or Bank

If you are a beneficial owner your bank, broker or other nominee will vote your shares only if you provide instructions to your bank, broker or other nominee on how to vote. If you do not instruct your broker, bank, or other nominee how to vote your ordinary shares, your shares will not be voted. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares and be sure to provide your bank, broker or other nominee with instructions on how to vote your shares. If your shares are held in “street name” you must contact your bank, broker or other nominee to change or revoke your voting instructions.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your ordinary shares will be voted, as applicable:

●	“For” the approval of the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras.

●	“For” the increase of the authorized share capital of the Company from 17,500,000 to 25,000,000 and a corresponding amendment to the Company’s Articles of Association, subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger.

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●	“For” the approval of a grant of preemptive rights as set out in a preemptive rights agreement and an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights, subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger.

●	“For” the approval of an amendment to the Company’s Memorandum of Association and Articles of Association effecting a change of the name of the Company from BluePhoenix Solutions Ltd. to Modern Systems International, ModSys International or such similar name approved by the Israeli Companies’ Registrar.

●	“For” the election of (a) Melvin L. Keating, (b) Thomas J. Jurewicz and, (c) subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, Scott Miller to the Board of Directors to serve until the next annual meeting.

●	“For” the election of Brian Crynes to serve as an outside director of the Company for an additional three-year term.

●	“For” the approval of a waiver by Prescott of certain of its rights under the Prescott Agreement executed between Prescott and Company.

●	“For” the re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders.

●	“For” the approval of a the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares.

●	“For” the advisory approval of executive compensation.

●	For “Three Years” as the preferred frequency of advisory votes to approve executive compensation

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

You may submit another properly completed proxy card with a later date.

You may send a timely written notice that you are revoking your proxy to the Company’s Chief Financial Officer at 601 Union Street, Suite 4616, Seattle, Washington 98101.

You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals and director nominations due for an annual meeting?

Under the Israeli Companies Law of 1999 (the “Companies Law”), resolutions may only be adopted at a general shareholder meeting with respect to matters that are set forth on the agenda. Section 66(b) of the Companies Law provides that one or more shareholders holding, in the aggregate, at least one percent (1%) of the voting power entitled to vote at the company’s shareholder meetings, may request that an item be included in the agenda of a future shareholder meeting, if the subject matter is appropriate to be considered at a shareholder meeting.

Under a recent amendment to the Companies Regulations (Notice and Advertisement of General Meetings and Class Meetings of a Public Company and Addition of Items to the Agenda) 2000 (the “Amendment”), a shareholder who meets the conditions of Section 66(b) of the Companies Law, must submit its request to include an agenda item within seven days following the company’s notice of convening of a shareholders’ meeting if the request relates to any of the following matters:

•	Appointment or removal of director(s);

•	Approval of related party transaction(s);

•	Approval of a merger;

•	Appointment of an existing CEO as Chairman of the Board or an existing Chairman of the Board as CEO pursuant to Section 121(c) of the Companies Law; or

•	Setting the company’s compensation policy for office holders.

For all other matters, a shareholder has up to three days following the company’s notice of convening shareholders’ meeting to submit an agenda item request. To the extent that the requested agenda item consists of the appointment of director(s), the Amendments impose particular information and documentary requirements that must be included in the request.

A shareholder proposal to include the nomination of a director pursuant to the Amendment, must include a declaration of the nominee regarding his or her necessary qualifications and ability to devote an appropriate amount of time to the performance of his or her duties as director as further detailed in the section of this Proxy Statement entitled “Information Regarding the Board of Directors and Corporate Governance” below.

To the extent that the board of directors determines that the shareholder-proposed agenda item is appropriate for consideration by the shareholders, the company shall publish an updated notice of the shareholder meeting within seven days following the deadline for shareholders to submit their proposed agenda items. The publication of the updated notice of the shareholder meeting by the company would not impact the record date as to shareholders entitled to participate in the meeting.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing not later than the 120th day prior to the date of the proxy statement for this year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days after the anniversary date of this Annual Meeting, notice to be timely must be so delivered a reasonable time in advance of the mailing of our proxy statement for the annual meeting for the current year.

Shareholder proposals in accordance with above should be provided to the Company’s Chief Financial Officer at 601 Union Street, Suite 4616, Seattle, Washington 98101.

How are votes counted?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter voted at the meeting. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for all proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

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What are “broker non-votes”?

A broker non-vote occurs when a bank, broker or other nominee holding ordinary shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. While counted for quorum purposes, abstentions and broker non-votes will not be treated as voting shares and will not have any effect on whether the requisite vote is obtained for all matters placed before shareholders for their vote.

How many votes are needed to approve each proposal?

•	To be approved, Proposal No. 1, approval of the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 2, subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, to increase the authorized share capital from 17,500,000 to 25,000,000 and approval of a corresponding amendment to the Company’s Articles of Association, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 3, approval of a grant of preemptive rights as set out in a Preemptive Rights Agreement forming part of the Merger Agreement and approval of an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights, which shall be subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 4, approval of an amendment to the Company’s Memorandum of Association and Articles of Association effecting a change of the name of the Company from BluePhoenix Solutions Ltd. to Modern Systems International, ModSys International or such similar name approved by the Israeli Companies’ Registrar, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	For the election of Melvin L. Keating, Thomas J. Jurewicz and Scott Miller, each nominee must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	For the election of Brian Crynes as an “outside director,” such person must receive “For” votes from the holders of a majority of ordinary shares present at the meeting, in person or by proxy, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not “controlling shareholders” (as defined below) and who are not interested parties other than interests that do not stem from connections with the controlling shareholders; or (ii) the total number of shares voted against the resolution by shareholders who are not controlling shareholders and interested parties does not exceed two percent of the Company’s outstanding shares. A “controlling shareholder” under the Companies Law is defined as a shareholder who has the ability to direct the activity of a company, except for an ability that stems from the fulfillment of his or her duty as a director or as a holder of any other position at the company. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 7, approval of a waiver by Prescott of certain of its rights under the Prescott Agreement executed between Prescott and Company, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’ s outstanding shares. Abstentions and broker non-votes will have no effect.

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•	To be approved, Proposal No. 8, re-appointment of BDO Ziv Haft as our independent auditor for the period beginning on the date of the Annual Meeting and ending on the date of our next annual general meeting of shareholders, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 9, approval of a the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares, must receive “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	For Proposal No. 10, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy is necessary for approval of this proposed resolution. Abstentions and broker non-votes will have no effect.

•	For Proposal No. 11, the advisory vote on the frequency of shareholder advisory votes on executive compensation, the frequency receiving the votes of the holders of a majority of the voting power represented at the Annual Meeting in person or by proxy will be considered the frequency preferred by the shareholders. Abstentions and broker non-votes will have no effect.

Each of Prescott, Columbia Pacific Opportunity Fund, LP and Columbia Pacific Partners Fund, Ltd. (together “Columbia Pacific”) and Lake Union Capital Fund LP and Lake Union Capital TD Fund, LP (together “Lake Union”), who collectively beneficially own approximately 83.2% of the outstanding ordinary shares of the Company as of August 31, 2014, have entered into a unilateral undertaking to vote their shares in favor of Proposals 1, 2, 3, 5(c), 7 and 9. Accordingly, the approval of each of such Proposals at the Annual Meeting is assured without the vote of any other shareholder.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if two or more shareholders holding at least 35% of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were shares outstanding and entitled to vote. Thus, the holders of shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum present within one hour of the time set for the meeting, the meeting shall automatically be adjourned to the same day and same time one week thereafter (unless such day shall fall on a public holiday either in Israel or the United States, in which case the Annual Meeting will be adjourned to the first day, not being Friday, Saturday or Sunday, which follows such public holiday), at the same place fixed for the original meeting (with no need for any notice to the shareholders) or until such other later time if such time is specified in the original notice convening the Annual Meeting, or if the Company gives notice to the shareholders no less than 72 hours before the date fixed for the adjourned meeting.

What conditions are required to be fulfilled to complete the Ateras transaction?

We and Ateras are not required to complete some or all of the transaction contemplated by the Merger Agreement unless specified conditions are satisfied or waived. The conditions to completion of all of the transactions contemplated by the Merger Agreement that must be satisfied include, among other conditions, the approval of our shareholders of the Proposals No. 1, 2, 3 and 5(c) set forth in this Proxy Statement and the receipt of specified government and regulatory approvals. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the transaction, see “Terms of the Merger Agreement — Conditions to Closing.”

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Am I entitled to dissenter’s or appraisal rights?

No. Under Israeli law, you do not have any rights of appraisal or similar rights of dissenters, whether you vote for or against the resolutions. You may vote “Against” any proposal.

When do we expect the transaction to be completed?

We are working to complete the transaction as expeditiously as practicable. We currently expect the transaction to be completed before the end of calendar year 2014. However, we cannot predict the exact timing of the completion of the transaction because it is subject to conditions. See “Terms of the Merger Agreement — Conditions to Closing.”

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The letter to shareholders and proxy statement are available at https://materials.proxyvote.com/M20157. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

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Forward Looking Statements

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including those relating to future events or our future financial performance and financial guidance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These statements are only predictions. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Any or all forward-looking statements in this document may turn out to be wrong. Actual events or results may differ materially. Forward-looking statements can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors. These risks and uncertainties include but are not limited to: the risk that the businesses may not be combined successfully or in a timely and cost-efficient manner; the possibility that the transaction will not close, including, but not limited to, due to the failure to obtain shareholder approval or the failure to obtain any required governmental or third-party approval; and the risk that business disruption relating to the merger may be greater than expected; and such other risks and uncertainties as identified in the Company’s most recent Annual Report on Form 10-K and other reports filed by it with the SEC. All names and trademarks are their owners’ property. The names BluePhoenix™ and BluePhoenix™ CTU, appearing in this report are trademarks of BluePhoenix. Other trademarks in this report are owned by their respective holders.

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Summary

This summary highlights selected information contained in this Proxy Statement, but does not contain all of the information that may be important to your voting decision. You should carefully read this entire Proxy Statement, including the attached annexes and the documents incorporated by reference into this document for a more complete understanding of the matters to be considered at the Annual Meeting.

Overview

The Company develops and markets enterprise legacy lifecycle IT modernization solutions and provide tools and professional services to international markets through several entities including wholly-owned and majority-owned subsidiaries located in: the United States, the United Kingdom, Italy, Romania and Israel. These technologies and services allow businesses to migrate from their legacy mainframe and distributed IT infrastructures to modern environments and programming languages.

On August 13, 2014, the Company entered into the Merger Agreement with Parent, Merger Sub, the Ateras stockholders and the Stockholder Representative. The parties amended and restated the Merger Agreement on October 14, 2014.

The Proposals

Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Ateras with Ateras continuing as the surviving corporation and as a direct, wholly-owned subsidiary of the Parent after the Merger. The aggregate merger consideration payable to Ateras’s stockholders is equal to 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, of the Company, which will represent approximately 35% of the Company’s total capital stock determined on a shares outstanding plus warrants outstanding basis immediately following the closing of the Merger (based on the Company’s outstanding capital stock as of the date of this Proxy Statement).

In connection with the Merger Agreement, we are asking our shareholders to vote on the following proposals:

•	the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of indemnification rights to present or former directors and officers of Ateras;

•	subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, an increase of the authorized share capital of the Company from 17,500,000 to 25,000,000 and a corresponding amendment to the Company’s Articles of Association;

•	subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, a grant of preemptive rights as set out in a preemptive rights agreement and an amendment to the Company’s Articles of Association enabling the grant of such preemptive rights;

•	the election of, subject to and conditional upon the approval of Proposal No. 1 and the closing of the Merger, Scott Miller to the Board of Directors to serve until the next annual meeting;

•	the approval of a waiver to the Prescott Agreement executed between Prescott and the Company; and

•	approval of a the Company’s 2007 Award Plan, as amended, to increase the aggregate number of ordinary shares authorized for issuance under the plan to 2,000,000 ordinary shares.

The approval of the above proposals, other than the approval of the Company’s 2007 Award Plan, as amended, is a condition to the closing of the Merger.

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The Parties to the Transaction

Modern Systems Corporation, (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of the Company.

BP-AT Acquisition Corporation, a newly formed Delaware corporation and a direct, wholly-owned subsidiary of Parent that has been formed specifically for the purpose of participating in the merger transaction with Ateras.

Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras.” ATERAS has supported global enterprises for over 30 years, offering state-of-the-art services that exploit automation for transforming legacy applications and databases into modern technologies using patent-pending automated conversion, modernization, and Re-Hosting technologies (DB-Shuttle®, eav® suite including ATP®). ATERAS’ Application Portfolio Management (APM) solutions and Application Code Understanding tools provide code analysis, enterprise field expansion, data archiving and COBOL/Natural automated documentation tools. Information at: www.ateras.com. The Ateras website address is provided as an inactive textual reference only. The information provided on the Ateras website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Ateras Stockholders, Mindus Holding, Ltd., a Texas limited partnership, Cindy S. Howard, Thomas C. Howard, Richard T. Chance and James C. Carpenter, which we refer to herein as the “Ateras shareholders,” are the holders of all of Ateras’s capital stock.

Scott Miller, as Stockholder Representative, is the Chief Executive Officer and through Mindus Holdings, Ltd., the majority beneficial owner of stock in Ateras and the holder of approximately $16 million of debt that immediately prior to the Merger will be contributed to Mindus Holdings, Ltd. and then will be converted into 1,410 shares of Ateras stock (“Mindus Debt Conversion”) that will be converted into 4,000,000 shares of unregistered ordinary shares of the Company.

Structure of the Transaction

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) (a) each outstanding share of Ateras Common Stock shall be converted into the right to receive shares of unregistered ordinary shares of the Company (subject to adjustment for any issuances of additional shares of Ateras stock or stock split, recapitalization or the like); and (b) the shares of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become the outstanding shares of capital stock of the Surviving Corporation following the Effective Time; and (ii) 1,230,000, representing approximately 20% of the Merger Consideration will be placed in escrow for one year from the date of closing of the Merger as security for the indemnification obligations of the Ateras’s stockholders as set forth in the Merger Agreement.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) are subject to the certain materiality qualifications which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (d) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide the shareholders with information regarding the terms of the Merger Agreement, and not to provide the shareholders with any other factual information regarding the parties or their respective businesses.

The Board of Directors of the Company has adopted a resolution recommending approval of the issuance of the Company’s ordinary shares in the Merger by its shareholders and the Company subject to shareholders’ approval of the Merger Agreement and the fulfillment of the relevant conditions for the consummation thereof.

The Company has agreed to certain indemnification obligations in favor of Ateras and its stockholders. In addition, the Company has agreed to certain covenants regarding the conduct of its business and otherwise, with which the Company will be obligated to comply through the date of closing of the Merger. The Company has also agreed, subject to approval of Proposal Nos. 1, 2 and 3, to grant Mindus Holdings, Ltd. preemptive rights as mutually agreed to by the parties as described in this Proxy Statement.

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Financial Information

A copy of the Company’s consolidated financial statements for the year ended and as of December 31, 2013 are included in this Proxy Statement as Annex D. Copies of the unaudited condensed consolidated financial statements of the Company as of June 30, 2014, audited financial statements of Ateras for the years ended December 31, 2013 and 2012, unaudited condensed consolidated financial statements of Ateras as of June 30, 2014, and unaudited pro forma condensed combined financial statements of the Company reflecting the Merger as of June 30, 2014 are included in this Proxy Statement as Annex E, F, G and H respectively.

Conditions to Closing

Consummation of the Merger is subject to (A) shareholder approval of Proposals 1, 2, 3, 5(c) and (7), (B) the parties reaching mutually agreeable terms with respect to all ancillary agreements referenced in the Merger Agreement, including but not limited to Company shareholder investment letters, registration rights, an escrow agreement and preemptive rights agreement, (C) appointment of the Stockholder Representative to the Company’s Board of Directors, (D) a waiver from Prescott confirming that no adjustment shares referred to under the Prescott Agreement, or other Company securities, are or may be issuable as the result of the Merger, (E) a unilateral letter of undertaking to be provided by the Company’s largest shareholders regarding consent to appoint Scott Miller to the Board of Directors, (F) the parties shall have agreed on certain matters regarding Ateras employees, and (G) other customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), and material compliance by the other party with its obligations under the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement provides that the Company or Ateras may mutually agree to terminate the Merger Agreement before completing the Merger. In addition, the Company or Ateras may decide to terminate the Merger Agreement if, among other things:

•	the other party materially breaches the Merger Agreement, and fails to timely cure such breach, and such breach would give rise to the failure of the conditions to closing;

•	the conditions to the Merger have not been or will not be fulfilled by December 12, 2014 (unless due to that party’s failure to perform or comply with any covenants, agreements or obligations); or

•	a court or other governmental entity issues a final and nonappealable order prohibiting the Merger.

In addition, Ateras may terminate the Merger Agreement if Company shareholder approval is not obtained at the Annual Meeting or if the meeting to hold such vote is postponed, adjourned, or cancelled  without the prior written consent of the Stockholder Representative.

Beneficial Ownership of Shares

As of August 31, 2014, approximately 4.8% of our issued and outstanding ordinary shares were held by our directors and executive officers, and no shares were held by the Ateras stockholders or any of their affiliates. Immediately following the closing of the Merger, the Ateras stockholders will beneficially own approximately 35.0% of our issued and outstanding ordinary shares (based on the capitalization as of August 31, 2014 and after the Mindus Debt Conversion). More detailed information regarding the beneficial ownership of our directors, executive officers and certain existing shareholders is provided below in “Security Ownership of Certain Beneficial Owners and Management.”

Terms of the Registration Rights and Preemptive Rights Agreement

Registration Rights Agreement

The Company has agreed to provide certain Ateras stockholders with “piggyback” registration rights with respect to the shares issued to such Ateras stockholders pursuant to the Merger Agreement, in accordance with the terms of a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, such Ateras stockholders will be entitled to certain rights with respect to registration of such shares under the Securities Act.

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Preemptive Rights Agreement

The Company has agreed to grant Mindus Holdings, Ltd. certain preemptive rights to participate in future Company issuances of its ordinary shares prior to the third anniversary of the Merger, in accordance with the terms of a preemptive rights agreement. Pursuant to this preemptive rights agreement, Mindus Holdings, Ltd. has a right of first refusal to purchase its pro rata share of all equity securities that the Company proposes to sell and issue, with certain exceptions described elsewhere in this Proxy Statement.

Waiver of Terms of The Prescott Agreement from Prescott

Pursuant to the Prescott Agreement between the Company and Prescott, the Company is required to issue additional ordinary shares to Prescott in the event of certain issuances of the Company’s ordinary shares or securities exercisable or convertible into the Company’s ordinary shares. Company and Prescott have agreed that the issuance of the 6,195,494 ordinary shares and pursuant to the Merger shall not result in the issuance of additional ordinary shares or other securities of the Company to Prescott and further agree that the issuance of securities in connection with the Merger shall not terminate the “Protection Period” (as such term is defined in the Prescott Agreement).

Unilateral Undertakings

Each of Prescott, Columbia Pacific and Lake Union, who collectively beneficially own approximately 83.2% of the outstanding ordinary shares of the Company as of August 31, 2014, have entered into a unilateral undertaking to vote their shares in favor of Proposals 1, 2, 3, 5(c), 7 and 9. Accordingly, the approval of each of such Proposals at the Annual Meeting is assured without the vote of any other shareholder. In addition, such shareholders have agreed to vote their shares in favor of the election of Scott Miller to the Board of the Directors of the Company.

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The Merger

Effect of the Merger.

Pursuant to the terms and conditions of the Merger Agreement, all of the outstanding shares of common stock of Ateras will be converted into the right to receive 6,195,494 unregistered ordinary shares of the Company. Accordingly, the Merger Sub will merge with and into Ateras with Ateras continuing as the surviving corporation and as a direct, wholly-owned subsidiary of the Parent after the Merger.

Recommendation of the Board and its Reasons for the Merger

After careful consideration, the Board of Directors has determined that the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of certain indemnification rights to present or former directors and officers of Ateras, are in the best interests of the Company. Accordingly, the Board of Directors has approved the Merger Agreement. The Board of Directors recommends that you vote “FOR” each of the proposals set forth in this Proxy Statement. In making this determination, the Board of Directors considered a number of factors which supported its decision to approve and adopt the Merger Agreement and all related transactions.

Background of the Transaction

Overview

This background section is intended to provide a description of the events leading to the Board of Directors’ decision to approve the Merger Agreement.

Events Leading to Transaction

During the fourth quarter 2013, the Company started to explore acquisition and merger opportunities for the purpose of:

•	gaining market share;

•	expanding product offering to offer more full service options to customers for legacy migration; and

•	leveraging fixed infrastructure costs against a higher revenue base.

Initial conversations started in November and December of 2013 between Matt Bell and Scott Miller of Ateras regarding the benefits and opportunities for the companies to merge.

On December 20, 2013, the Company and Ateras agreed to more detailed and continued conversations and signed a Non-Disclosure Agreement.

On January 22, 2014, Matt Bell and Rick Rinaldo had an on-site visit with Ateras (Scott Miller and Richard Chance) as a preliminary due diligence and merger terms discussion. Discussions and negotiations regarding the terms of the merger continued through May 22, 2014.

On March 14, 2014, a Board of Directors discussion occurred regarding the merger benefits and opportunities where the Board of Directors supported continued discussions and negotiations.

On May 22, 2014, the Company and Ateras signed a letter of understanding and term sheet. A due diligence timeline was set out and outside auditors were engaged on June 11, 2014, for an Ateras audit.

During the months of June and July of 2014, due diligence and financial audit was conducted on-site at Ateras.

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After extensive discussions and consideration, the Board of Directors ratified and confirmed the definitive Merger Agreement on August 12, 2014, subject to final approval of the ancillary agreements and shareholder approval. The Merger Agreement was signed on August 13, 2014.

During the months of August, September and October of 2014, Matt Bell and Rick Rinaldo conducted continued discussions and negotiations on behalf of the Company regarding the amending and restating of the Merger Agreement and the ancillary agreements in connection therewith.

After extensive discussions and consideration, the Audit Committee and Board of Directors approved the definitive Amended and Restated Merger Agreement, including all ancillary agreements thereunder, as signed on October 14, 2014, subject to final approval of the ancillary agreements and shareholder approval.

Reasons for the Merger

Our Board of Directors believes that the Merger will provide substantial benefits to our business and operations. In reaching its determination to approve the Merger Agreement and the transactions contemplated thereby, and to recommend that our shareholders approve the proposal regarding the approval of the Merger Agreement and all related transactions pursuant thereto, our Board of Directors identified several potential benefits for the Company and for our shareholders, including:

•	the potential for significant revenue growth from Ateras’s Application Transparency Platform rehosting platform, Enterprise Application Viewer assessment platform and Rapid Program Modernization application conversion software;

•	the potential to provide cost savings by combining sales forces and leveraging Ateras’s channel sales model with built-in relationships, technical knowledge, and ability to market and sell economic value;

•	the potential for Ateras’s products to expand and complement our modernization services including Automated Conversion, Legacy Forensics, Batch Off The Mainframe and Mainframe DataShare;

•	the potential to enhance our overall growth strategy through accelerated geographic and market expansion into new domestic markets;

•	the potential for increased shareholder value by diversifying our product offerings, achieving cost synergies in the near term, and using greater scale to leverage fixed costs; and

•	the potential to improve our financial profile by improving our operating margin and cash flow.

With respect to the last bullet above, we expect our operating margin and cash flow to improve due to the overall increase in scale of the combined business, resulting in a lower impact of fixed costs, as well as the ability to eliminate duplicative costs in areas such as general and administrative expenses, research and development costs, travel, sales meetings, trade shows, and consultants. This improvement in operating margin is the primary contributing factor to our belief that we will be able to achieve breakeven cash flow earlier as a combined business than on a standalone basis.

Our Board of Directors consulted with our management in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby. The factors that our Board of Directors considered include:

•	the potential benefits described above;

•	historical information concerning Ateras’s business, financial performance, financial condition, operations, and management and the potential for significant revenue growth and gross margin improvement of the combined company, particularly given the cost synergies expected to be achieved through the Merger and the potential effect on our shareholder value,

•	our management’s view of the complementary nature and fit of Ateras’s business with ours and its current business prospects;

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•	reports from our management and legal advisors regarding the results of the due diligence investigation of Ateras;

•	our Board of Directors’ belief that the terms of the Merger Agreement are fair and reasonable;

•	the terms and conditions of the Merger Agreement; and

•	the availability of additional debt financing which may be provided by Comerica Bank, in addition to the loan agreement with Comerica Bank from October 2013, which in part is contingent on the closing of the Merger.

Our Board of Directors also identified and considered various potentially negative factors in its deliberations concerning the Merger Agreement and the transactions contemplated thereby, including:

•	the risk that the Merger might not be consummated in a timely manner or at all;

•	the risks related to the immediate and substantial dilution of the equity interests and voting power of our shareholders upon completion of the Merger;

•	the challenges of integrating the businesses, operations, and workforce of our Company and its subsidiaries with those of Ateras and the risks associated with potential internal competition, achieving anticipated cost savings and other synergies;

•	the potential risk of diverting management’s focus and resources from other strategic opportunities and from operational matters while working to implement the transaction;

•	the risk that Ateras may be unable to successfully implement its business strategy and growth plan;

•	the costs to be incurred in connection with the Merger, including the costs of integrating the Ateras business with ours and the transaction expenses arising from the transaction; and

•	the grant of an indemnity not to exceed $500,000 for certain potential tax liabilities of Scott Miller and Mindus Holdings, Ltd., in exchange for the removal of the condition to the Merger that the Company redomicile in Delaware.

After due consideration, our Board of Directors concluded that the potential benefits of the Merger to our shareholders outweighed the risks associated with the Merger.

Regulatory Approvals for the Completion of the Merger

As of the date of this Proxy Statement, we are not required to make filings or obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Merger. In the United States, we must comply with applicable federal and state securities laws and the rules and regulations of the NASDAQ in connection with the issuance of our ordinary shares pursuant to the Merger Agreement and filing of this Proxy Statement with the SEC.

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Proposal 1

Approval of the Merger and

All Other Transactions Contemplated by the Merger Agreement

The following summary describes selected material provisions of the Merger Agreement and is qualified by reference to the Merger Agreement, which is attached to this Proxy Statement as Annex A. This summary may not contain all of the information about the Merger Agreement, including all ancillary agreements forming an integral part thereof, that is important to you. You are encouraged to carefully read the Merger Agreement in its entirety, as it is the legal document that contains the terms and conditions of the transaction.

The description of the Merger Agreement in this Proxy Statement has been included solely to provide you with information regarding its terms. While we have publicly disclosed the Merger Agreement and its terms by incorporating the Merger Agreement into this Proxy Statement, the representations and warranties made in the Merger Agreement may not accurately characterize the current actual state of facts with respect to us because they were made as of specific dates and are subject to important exceptions, qualifications, limitations and supplemental information agreed to by us and the other parties thereto and in part contained in the confidential disclosure letters delivered by the parties in connection with negotiating the Merger Agreement. Moreover, some of those representations and warranties may be subject to a contractual standard of materiality different from the standard applicable to our public filings with the SEC or may have been used for the purpose of allocating risks between us and the other parties thereto rather than establishing matters as facts. Current factual information about us can be found elsewhere in this Proxy Statement, in the documents that have been delivered with this Proxy Statement, and in the public filings we make with the SEC, which are available without charge at www.sec.gov. See “Where You Can Find More Information.”

Structure of the Transaction

Pursuant to the terms and conditions of the Merger Agreement, all of the outstanding shares of common stock of Ateras will be converted into the right to receive 6,195,494 unregistered ordinary shares of the Company. Accordingly, the Merger Sub will merge with and into Ateras with Ateras continuing as the Surviving Corporation and as a direct, wholly-owned subsidiary of the Parent after the Merger.

Closing

The closing of the transactions contemplated by the Merger Agreement shall take place on a date to be specified by the parties, which date shall be no later than the second business day after satisfaction or waiver of the conditions set forth in the Merger Agreement (the “Closing Date”). At the closing, the Merger will be consummated by the filing certificates of merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Texas.

Merger Consideration

Pursuant to the terms and conditions of the Merger Agreement described elsewhere in this Proxy Statement, all of the outstanding shares of common stock of Ateras will be converted into the right to receive 6,195,494 unregistered ordinary shares of the Company.

At the closing of the Merger, we will deliver out of the merger consideration to American Stock and Trade, as escrow agent, 1,230,000 ordinary shares. Such shares will be held in escrow for the benefit of the Company and certain other Company related persons to secure certain indemnification obligations of the Ateras stockholders under the Merger Agreement. The remainder of the escrowed shares will be distributed to the Ateras stockholders promptly following the first anniversary of the Closing Date to the extent such funds are not then subject to indemnity claims by the Company and certain other Company related persons.

Representations and Warranties

Our representations and warranties in the Merger Agreement relate to, among other things:

•	our organization and authority and the organization of our subsidiaries;

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•	due authorization for the transactions contemplated by the Merger Agreement;

•	non-contravention and consents;

•	our capitalization and the capitalization of Merger Sub;

•	required reports and other documents with the SEC and financial statements;

•	absence of certain changes since March 31, 2014;

•	litigation involving the Company;

•	brokers and finder’s fees and arrangements;

•	operations;

•	proprietary assets;

•	liabilities;

•	compliance with laws;

•	taxes;

•	government approvals;

•	listing and maintenance requirements;

•	application of takeover protections;

•	compliance with anti-corruption and money laundering laws;

•	accounting controls; and

•	investment company status.

Covenants

Preparation of Proxy Statement. The Company is required to prepare and file with the SEC a preliminary Proxy Statement in connection with this Annual Meeting as promptly as practicable following the date of the Merger Agreement. The Company is also required to use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement and mail the Proxy Statement to our shareholders. Ateras shall cooperate with the Company in connection with the preparation of the Proxy Statement. All filings by the Company with the SEC in connection with the Merger and all mailings to the Company’s shareholders in connection with the Merger are subject to the prior review and comment by Ateras.

Company Shareholders Meeting. The Company is required to convene and hold a meeting of its shareholders for the purposes of considering and voting upon the increase in the authorized ordinary shares of the Company, the consummation of the Merger and the transactions contemplated by the Merger Agreement. The Annual Meeting is being held in part to satisfy this obligation.

Conduct of Business by the Company and by Ateras. The Merger Agreement contains customary interim operating covenants requiring both the Company and Ateras, except as otherwise provided in the Merger Agreement or consented to in writing by the other party, to operate in the ordinary course of business and use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company or Ateras, as applicable, and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company or Ateras, as applicable.

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Registration of Ordinary Shares. The Company and the Ateras stockholders will enter into a Registration Rights Agreement as described in “—Terms of the Registration Rights and Preemptive Rights Agreement–Registration Rights Agreement.”

Preemptive Rights. Mindus Holdings, Ltd. will be granted preemptive rights, as described in “—Terms of the Registration Rights and Preemptive Rights Agreement–Preemptive Rights Agreement.”

Other Covenants. The Merger Agreement contains additional covenants, including covenants relating to access to information, notice of certain events, in the case of the Company, the use of reasonable best efforts to cause the ordinary shares of Company to be issued in connection with the Merger to be listed on NASDAQ, furnishing of information, public announcements, indemnification for present and former officers and directors of Ateras, preparation and filing of Form 8-Ks under the Exchange Act related to the Merger, tax free reorganization and tax matters.

Conditions to Closing

The obligations of the Company and the Ateras stockholders to complete the issuance of the ordinary shares are subject to the satisfaction or waiver of the following conditions, among others:

•	the parties reaching mutually agreeable terms with respect to all ancillary agreements referenced in the Merger Agreement, including but not limited to Company shareholder investment letters and an escrow agreement;

•	the Company has received shareholder approval, which is assured as a result of the shareholder unilateral undertakings as described in “Summary–Unilateral Undertakings;

•	appointment of Scott Miller to the Company’s Board of Directors and the execution of a unilateral letter of undertaking to be provided by the Company’s largest shareholders regarding consent to appoint Scott Miller to the Board of Directors;

•	each of the Company and Ateras have each obtained all required consents or waivers required under the Merger Agreement;

•	the parties to the Prescott Agreement have agreed in writing that the Merger will not trigger the issuance of any additional ordinary shares to certain existing shareholders of the Company pursuant to existing anti-dilution protections, including the execution of waiver from Prescott regarding the adjustment shares referred to under the Prescott Agreement;

•	each of the Company and Scott Miller has approved certain forms of equity compensation and employment agreements with certain of Ateras’s employees who will continue to be engaged after the consummation of the Merger; and

•	other customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), and material compliance by the other party with its obligations under the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement provides that the Company or Ateras may mutually agree to terminate the Merger Agreement before completing the Merger. In addition, the Company or Ateras may decide to terminate the Merger Agreement if, among other things:

•	the other party materially breaches the Merger Agreement, and fails to timely cure such breach, and such breach would give rise to the failure of the conditions to closing;

•	the conditions to the Merger have not been or will not be fulfilled by December 12, 2014 (unless due to that party’s failure to perform or comply with any covenants, agreements or obligations); or

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•	a court or other governmental entity issues a final and nonappealable order prohibiting the Merger.

In addition, Ateras may terminate the Merger Agreement if Company shareholder approval is not obtained at the Annual Meeting or if the meeting to hold such vote is postponed, adjourned, or cancelled.

Indemnification

The Merger Agreement provides for indemnification of the Company and Ateras, the key provisions of which are described below:

Scope of Indemnification. From and after the Closing Date, the Company will indemnify each Ateras stockholder and certain other related persons for breaches of the Company’s representations and warranties and covenants in the Merger Agreement. From and after the Closing Date, each Ateras stockholder, severally and not jointly, will indemnify the Company and certain other Company related persons for breaches of Ateras’s representations and warranties and covenants in the Merger Agreement and certain employee related matters.

Cap. The aggregate amount of the Company’s indemnity obligations to the Ateras stockholders and certain other related persons shall not exceed the amount determined by multiplying three hundred nine thousand seven hundred and seventy five (309,775) ordinary shares by the volume weighted average price for our ordinary shares for the ten (10) consecutive trading days immediately prior to the Closing Date, other than in the case of fraud, willful misconduct or breach of any Company “fundamental representation or warranty.” The Company’s fundamental representations and warranties relate to the organization and authority of the Company, non-contravention of the Company’s governing documents, the capitalization of the Company and certain anti-dilution protections, due authorization of the Merger Agreement by the Company, the absence of broker fees and certain tax matters.

The aggregate amount of the Ateras stockholder’s indemnity obligations to the Company and certain other Company related persons shall not exceed the amount determined by multiplying one million two hundred thirty thousand (1,230,000) ordinary shares  by the volume weighted average price for our ordinary shares for the ten (10) consecutive trading days immediately prior to the Closing Date, other than in the case of fraud, willful misconduct or breach of any Ateras stockholder’s “fundamental representation or warranty.” The Ateras stockholder’s fundamental representations and warranties relate to the organization and authority of Ateras, the capitalization of Ateras, certain tax matters, due authorization of the Merger Agreement by Ateras and non-contravention of Ateras’s governing documents.

Deductible and De Minimus Claims. No indemnifying party shall be liable for any individual breach of any representation or warranty if the claim is for less than $50,000, other than in the case of breaches of any applicable fundamental representations or warranties.

Survival of Representations and Warranties. The representations and warranties survive until the first anniversary of the Closing Date.

Tax Indemnification. Subject to certain limitations, until the date that all of the ordinary shares of the Company issued pursuant to the Merger Agreement to Ateras shareholders Mindus Holdings, Ltd. and Scott Miller are available for sale without any restriction, the Company and Modern Systems Corporation (f/k/a BluePhoenix USA, Inc.) will, jointly and severally, indemnify Mindus Holdings, Ltd. and its partners and Scott Miller against costs and expenses arising from tax indemnity events as described in the Treasury Regulations section 1.367(a)-8(j)(1) or (2). The aggregate amount of the Company’s tax indemnity obligations to Mindus Holdings, Ltd. and Scott Miller shall not exceed $500,000.

Amendments

The Merger Agreement may be amended only in writing and signed by the Company, and prior to the Merger, Ateras, and after the Merger, by the Stockholder Representative.

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Terms of the Registration Rights and Preemptive Rights Agreement

The following summary describes selected material provisions of the Registration Rights Agreement and Preemptive Rights Agreement and is qualified by reference to the Registration Rights Agreement and Preemptive Rights Agreement, which are attached to this Proxy Statement as Annex B and Annex C, respectively. This summary may not contain all of the information about the Registration Rights Agreement and Preemptive Rights Agreement that is important to you. You are encouraged to carefully read the Registration Rights Agreement and Preemptive Rights Agreement in their entirety, as they are the legal documents that contains the terms and conditions summarized below.

Registration Rights Agreement

The Company has agreed to provide certain Ateras stockholders with “piggyback” registration rights with respect to the shares issued to such Ateras stockholders pursuant to the Merger Agreement, in accordance with the terms of a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, such Ateras stockholders will be entitled to certain rights with respect to registration of such shares under the Securities Act.

The registration of our ordinary shares pursuant to the exercise of registration rights would enable the holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective. Generally, in an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares the holders may include.

If we propose to register for offer and sale any of our securities under the Securities Act in another offering, either for our own account or for the account of other security holders, the holders of these shares will be entitled to certain piggyback registration rights allowing them to include their shares in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, including a registration statement on Form S-3, other than with respect to a registration statement on Forms S-4 or S-8 or related to stock issued upon conversion of debt securities, the holders of these shares are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their shares in the registration.

The piggyback registration rights described above will terminate upon the earlier of three years after the date of the Registration Rights Agreement, the date of any acquisition, merger, change of control or sale of all or substantially all of the assets of the Company, or, with respect to any particular holder, at such time that such holder can sell its shares under Rule 144 of the Securities Act during any three-month period.

Preemptive Rights Agreement

The Company has agreed to grant Mindus Holdings, Ltd. certain preemptive rights to participate in future Company issuances of its ordinary shares, in accordance with the terms of this preemptive rights agreement. Pursuant to this preemptive rights agreement, Mindus Holdings, Ltd. has preemptive rights to purchase its pro rata share of all equity securities that the Company proposes to sell and issue.

If Mindus Holdings, Ltd. exercises such right to purchase the offered securities, such shareholder must purchase all (but not a portion) of such securities for the price, terms and conditions so proposed. The preemptive rights do not extend to (i) options, warrants or other ordinary share purchase rights issued to employees, officer or directors, or consultants or advisors pursuant to a plan or agreement, (ii) issuance of securities pursuant to a conversion of convertible securities, (iii) stock splits, stock dividends or recapitalization, (iv) issuance of securities pursuant to a merger, consolidation, acquisition or similar business combination, (v) issuance of securities pursuant to certain commercial arrangements, (vi) issuance of securities in connection with strategic transactions involving the Company that is approved by the Board of Directors, including Scott Miller or (vii) equity securities issued pursuant to the Merger Agreement.

The preemptive rights described above will terminate upon the earlier of three years after the date of the preemptive rights agreement or the date of an acquisition of the Company.

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Issuance of the Ordinary Shares

Our ordinary shares are listed on NASDAQ and, as a result, we are subject to NASDAQ rules requiring shareholder approval of certain issuances of our securities. The issuance of ordinary shares in excess of 19.99% of our outstanding ordinary shares implicates certain of the NASDAQ listing standards requiring prior shareholder approval in order to maintain our listing on NASDAQ, including the following:

•	NASDAQ Listing Rule 5635(a) requires shareholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and: (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of ordinary shares (or securities convertible into or exercisable for ordinary shares); or (ii) the number of ordinary shares to be issued is or will be equal to or in excess of 20% of the number of ordinary shares outstanding before the issuance of the shares or securities.

•	NASDAQ Listing Rule 5635(b) requires shareholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the ordinary shares (or securities convertible into or exercisable for ordinary shares) or voting power of an issuer and such ownership would be the largest ownership position of the issuer).

Our shareholders are being asked to approve the issuance of the 6,195,494 unregistered ordinary shares to the Ateras stockholders because such issuance will exceed 19.99% of our outstanding ordinary shares. Under the Merger Agreement, we agreed to submit to our shareholder a proposal to approve the issuance of the 6,195,494 unregistered ordinary shares at this Annual Meeting. The approval of this proposal is a condition to the closing of the Merger.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to approve the Merger and all other transactions contemplated by the Merger Agreement, including, without limitation (a) the issuance of 6,195,494 unregistered ordinary shares to the Ateras stockholders, which represents more than 20% of the Company’s issued and outstanding ordinary shares, (b) the grant of registration rights with respect to certain of such ordinary shares and (c) the grant of certain indemnification rights to present or former officers of Ateras.

The Board of Directors Recommends

a Vote in Favor of Proposal 1.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares on:

•	An actual basis as of August 31, 2014; and

•	On a pro forma basis to reflect issuance of 6,195,494 ordinary shares to the Ateras stockholders at the Closing of the Merger.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o BluePhoenix Solutions Ltd., 601 Union Street, Suite 4616, Seattle, Washington 98101. Except where we indicated otherwise, we believe, based on information furnished by these owners, that the beneficial owners of our shares listed below have sole investment and voting power with respect to the shares.

	Actual(1)		Pro Forma(2)
	Shares	%	Shares	%
Named Executive Officers and Directors:
Matt Bell(3)	322,908	2.7	322,908	1.8
Rick Rinaldo(4)	22,379	*	22,379	*
Rick Oppedisano(5)	55,022	*	55,022	*
Melvin L. Keating(6)	88,784	*	88,784	*
Brian Crynes(7)	20,825	*	20,825	*
Carla Corkern(8)	14,994	*	14,994	*
Thomas J. Jurewicz(9)	18,326	*	18,326	*
Harel Kodesh(10)	20,825	*	20,825	*
All executive officers and directors as a group (total of 8 persons)(11)	564,063	4.8	564,063	3.1
Other 5% Stockholders:
Prescott Group Capital Management, LLC(12)	3,327,488	28.6	3,327,488	18.7
Columbia Pacific Opportunity Fund, LP(13)	4,304,994	37.4	4,304,994	24.3
Lake Union Capital Management, LLC(14)	1,978,329	17.2	1,978,329	11.2
Mindus Holdings, Ltd.(15)	--	--	5,208,167	29.4
Scott Miller(16)	--	--	5,208,167	29.4
Other Ateras Stockholders (total of 4 persons)(17)	--	--	987,327	5.6

* Represents beneficial ownership of less than 1% of the issued and outstanding ordinary shares.

(1)	Percentage in the above table are based on 11,513,408 ordinary shares outstanding as of August 31, 2014 and do not include 33,244 ordinary shares held by us. Pursuant to Israeli law, these shares do not confer upon the company any voting rights. Table excludes any anti-dilution shares that may be issued in the future.

(2)	Percentage in the above table are based on 17,708,902 ordinary shares outstanding, pro forma as of August 31, 2014.

(3)	Consists of (a) 60,407 shares held by Mr. Bell, (b) 258,335 shares issuable pursuant to stock options exercisable within 60 days of August 31, 2014 and (c) 4,166 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Bell was granted options to purchase 300,000 ordinary shares, exercisable under the following terms: (i) options to purchase 50,000 ordinary shares currently exercisable; and (ii) options to purchase 250,000 ordinary shares, which are exercisable in 30 monthly installments, of 8,333 each, commencing in October 2012. The exercise price of all of these options is $1.80 and they all expire in April 2022. In addition, Mr. Bell was granted 75,000 RSUs which are convertible into ordinary shares in 36 monthly installments, each of 2,083 RSUs, commencing in March 2012.

(4)	Consists of (a) 22,913 shares held by Mr. Rinaldo and (b) 4,166 RSUs which are convertible into ordinary shares within 60 days of August 31, 2014. Mr. Rinaldo was granted 75,000 RSUs, convertible into ordinary shares with 14,581 shares vesting on April 15, 2014 and the remaining 60,419 shares vesting in equal monthly amounts of 2,083 commencing May 15, 2014.

(5)	Consists of (a) 11,415 shares held by Mr. Oppedisano, (b) 40,829 shares issuable pursuant to stock options exercisable within 60 days of August 31, 2014 and (c) 2,778 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Oppedisano was granted options to purchase 70,000 ordinary shares with 11,667 exercisable on July 12, 2013 and the remaining 58,333 are exercisable in 30 monthly installments, of 1,944 each, commencing in August 2013. The exercise price of all of these options is $3.87 and they all expire in April 2023. In addition, Mr. Oppedisano was granted 12,900 RSUs, convertible into ordinary shares with 5,958 vesting on May 1, 2014 and the remaining 6,942 vesting in equal monthly amount of 278 commencing June 1, 2014. Mr. Oppedisano was granted 4,348 RSUs, convertible into ordinary share vesting on May 20, 2014. Mr. Oppedisano was also granted 2,500 RSUs, convertible into ordinary shares vesting on September 12, 2014.

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(6)	Consists of (a) 86,284 shares held by Mr. Keating and (b) 2,500 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Keating was granted RSUs, of which: (i) 65,034 RSUs are currently convertible into ordinary shares; and (ii) 45,000 RSUs are convertible into ordinary shares in 36 monthly installments, each of 1,250 RSUs, commencing in April 2013.

(7)	Consists of (a) 19,159 shares held by Mr. Crynes and (b) 1,666 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Crynes was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in September 2012.

(8)	Consists of (a) 13,328 shares held by Ms. Corkern and (b) 1,666 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Ms. Corkern was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in April 2013.

(9)	Consists of (a) 16,660 shares held by Mr. Jurewicz and (b) 1,666 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Jurewicz was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in December 2012.

(10)	Consists of (a) 19,159 shares held by Mr. Kodesh and (b) 1,666 shares issuable pursuant to stock awards within 60 days of August 31, 2014. Mr. Kodesh was granted 30,000 RSUs, convertible into ordinary shares in 36 monthly installments, each of 833 RSUs, commencing in September 2012. Mr. Kodesh, whose term expires at the Annual Meeting, will not stand for reelection.

(11)	Consists of (a) 244,625 shares held by the directors and executive officers as of August 31, 2014, and (b) 319,438 shares issuable pursuant to stock awards and option grants exercisable within 60 days of August 31, 2014.

(12)	The address of Prescott Group Capital Management LLC is 1924 S. Utica Ave., Suite 1120, Tulsa, Oklahoma 74104. Based on Amendment No. 6 to Schedule 13D filed on November 22, 2013, by Prescott Group Capital Management, L.L.C., referred to as Prescott Capital, Prescott Group Aggressive Small Cap, L.P. and Prescott Group Aggressive Small Cap II, L.P., referred to together, as the Small Cap Funds, beneficially own 3,327,488 ordinary shares. The number of ordinary shares beneficially owned by Prescott Capital includes 102,343 ordinary shares underlying warrants exercisable as of August 31, 2014 and will expire on October 15, 2014. All shares are beneficially owned by Prescott Capital. Prescott Capital, as the general partner of the Small Cap Funds, and Mr. Phil Frohlich, as managing member of Prescott Capital, may also be deemed to beneficially own the 3,327,488 ordinary shares held by the Small Cap Funds. Prescott Capital and Mr. Frohlich disclaim beneficial ownership of the ordinary shares held by the Small Cap Funds, except to the extent of their pecuniary interest therein. By virtue of his position with Prescott Capital and the Small Cap Funds, Mr. Frohlich has the sole power to vote and dispose of the 3,327,488 ordinary shares owned by the Small Cap Funds.

(13)	The address of Columbia Pacific Opportunity Fund, LP is c/o Columbia Pacific Advisors, LLC, 1910 Fairview Avenue East, Suite 200, Seattle, Washington 98102. Based on Amendment No. 8 to Schedule 13D filed on June 24, 2013, by Columbia Pacific Advisors, LLC, Columbia Pacific Advisors, LLC has the sole power to vote or to direct the vote of, and to dispose of or to direct the disposition of the 4,304,994 ordinary shares, of which 4,267,054 shares are held in the portfolio of Columbia Pacific Opportunity Fund, LP and 37,940 shares are held in the portfolio of Columbia Pacific Partners Fund, Ltd., established by Columbia Pacific Advisors LLC on April 1, 2013. Messrs. Alexander B. Washburn, Daniel R. Baty and Stanley L. Baty serve as the managing members of Columbia Pacific Advisors, LLC, which is primarily responsible for all investment decisions regarding the investment portfolios of Columbia Pacific Opportunity Fund, L.P. and Columbia Pacific Partners Fund, Ltd. Each of Columbia Pacific Opportunity Fund, L.P., Columbia Pacific Partners Fund, Ltd., Alexander B. Washburn, Daniel R. Baty and Stanley L. Baty disclaims beneficial ownership over the shares, except to the extent of their pecuniary interest therein. Mr. Brandon D. Baty is a member of Columbia Pacific Advisors, LLC.

(14)	The address of Lake Union Capital Management LLC is 601 Union Street, Suite 4616, Seattle, WA, 98101. Based on Amendment No. 3 to Schedule 13D filed on September 21, 2012, by Michael Self, Lake Union Capital Fund LP, Lake Union Capital TE Fund, LP and Lake Union Capital Management, LLC, Lake Union Capital Fund LP, referred to as the Partnership, may be deemed to be the beneficial owner of and has shared voting and dispositive power with respect to 1,561,512 ordinary shares. Lake Union Capital TE Fund, LP, referred to as the TE Partnership, has shared voting and dispositive power with respect to 416,817 ordinary shares, Lake Union Capital Management, LLC, referred to as the Investment Manager, has shared voting and dispositive power with respect to the 1,978,329 ordinary shares owned beneficially by private investment vehicles, including the Partnership and the TE Partnership (collectively, the Funds), for which the Investment Manager serves as investment manager, referred to as the Funds. Michael Self, in his capacity as a managing member of the Investment Manager, has shared voting and dispositive power with respect to the 1,978,329 ordinary shares owned beneficially by the Funds.

(15)	Includes 4,000,000 shares converted from 1,410 shares to be issued immediately prior to the Effective Time for consideration of the cancellation of all advances owed by Sophisticated Business Systems, Inc. to Mindus, which such indebtedness is to be contributed to Mindus Holdings, Ltd. by Mr. Miller immediately prior to the Effective Time.

(16)	Consists of shares held of record by Mindus Holdings, Ltd., of which Mr. Miller is the beneficial owner and includes 4,000,000 shares converted from 1,410 shares to be issued immediately prior to the Effective Time for consideration of the cancellation of all advances owed by Sophisticated Business Systems, Inc. to Mindus, which such indebtedness is to be contributed to Mindus Holdings, Ltd. by Mr. Miller immediately prior to the Effective Time.

(17)	Consists of 987,327 shares issuable to four Ateras stockholders.

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Description of Share Capital

Our company share capital consists of ordinary shares. Our Articles of Association do not restrict in any way the ownership of our ordinary shares by nonresidents, except that these restrictions may exist with respect to citizens of countries that are in a state of war with Israel.

Transfer of Shares

Fully paid ordinary shares are issued in registered form and may be freely transferred under our Articles of Association unless the transfer is restricted or prohibited by another instrument or any law.

Modification of Class Rights

Under our Articles of Association, the rights attached to any class unless otherwise provided by the terms of the class, including voting, rights to dividends and the like, may be varied by adoption of the necessary amendment to the articles of association, provided that the affected shareholders approve the change by a class meeting in which a simple majority of the voting power of the class represented at the meeting and voting on the matter approves the change.

Dividend Rights and Liquidation Rights

Our Board of Directors is authorized to declare dividends, subject to the provisions of the Companies Law. Dividends, if declared, shall be paid to the holders of ordinary shares according to their rights and interests in our profits. Dividends stemming from our ordinary shares may be paid only out of profits and other surplus, as defined in the Companies Law, as of the end date of the most recent financial statements or as accrued over a period of two years, whichever is higher. Alternatively, if we do not have sufficient profits or other surplus, then permission to effect a distribution can be granted by order of an Israeli court. In any event, our Board of Directors is authorized to declare dividends, provided there is no reasonable concern that the dividend will prevent us from satisfying our existing and foreseeable obligations as they become due. Under the Companies Law, the declaration of a dividend does not require the approval of the shareholders of the company, unless the company’s articles of association require otherwise. Our Articles of Association provide that our Board of Directors may declare and pay dividends without any further action of our shareholders. Dividends may be paid in cash or in kind. We may pay the dividend as an allotment of shares or a distribution of assets. If we decide to issue dividends by an allotment of shares at a price lower than the nominal value of those shares, we must convert a portion of our profits or any other source of equity to share capital in an amount equal to the difference between the nominal value of the shares and the price paid in the dividend. If dividends remain unclaimed for seven years from the date we declared the dividend, they lapse and revert back to us. In case of liquidation, and upon satisfying liabilities to creditors, our assets will be distributed to the holders of ordinary shares in proportion to their holdings. This right may be affected by the grant of a preferential dividend or distribution rights to the holders of a class of shares with preferential rights that may be authorized in the future.

Redemption provisions

In accordance with our Articles of Association, we may issue redeemable shares and accordingly redeem those shares. Our Board of Directors may attach to redeemable shares the attributes of shares, including voting rights and the right to participate in profits.

Voting, Shareholder Meetings and Resolutions

Holders of our ordinary shares have one vote for each ordinary share held on all matters submitted to the vote of shareholders. These voting rights may be affected by the grant of any special voting rights to the holders of a class of shares with preferential rights that may be authorized in the future.

Under the Companies Law and in accordance with our Articles of Association, we must hold an annual general meeting once a year with a maximum period of fifteen months between the meetings. All other meetings of shareholders other than annual general meetings are considered special general meetings. Our Board of Directors may, whenever it deems appropriate, and shall call a special general meeting, within 21 days after receiving a written demand from (a) two directors or 25% of the directors; and/or (b) from one or more shareholders representing at least 5% of the outstanding share capital and 1% of the voting power; and/or (c) from one or more shareholders representing at least 5% of the voting power in the Company. The quorum required for a general meeting of shareholders consists of two or more holders present in person or by proxy, holding or representing at least 35% of the voting power. A meeting adjourned for a lack of a quorum shall be automatically postponed to the same day in the following week at the same time and place or to another later time if such time is specified in the original notice convening the general meeting or if we give notice to the shareholders of another time at least 72 hours before the date fixed for the adjourned meeting. At the reconvened meeting, if a quorum is not present within half an hour from the time appointed for holding the meeting, the required quorum will consist of two shareholders present in person or by proxy.

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Under the Companies Law, unless otherwise provided in the articles of association or applicable law, all resolutions of the shareholders require a simple majority, except in certain circumstances provided for under the Companies Law, which require a majority of at least 75% of the shares present at the meeting and other cases which may require a special majority. In accordance with the Companies Law, all shareholders meetings require prior notice of at least 35 days prior to the meeting and at least 5 days prior to the record date, and the meeting must occur between 28 and 40 calendar dates after the record date.

Under the Companies Law, a shareholder has a duty to act in good faith towards the company in which he holds shares and towards other shareholders and to refrain from abusing his power in the company, including voting in the general meeting of shareholders on:

•	any amendment to the articles of association;

•	an increase of the company’s authorized share capital;

•	a merger; or

•	approval of some of the acts and transactions that require shareholder approval.

A shareholder has the general duty to refrain from depriving rights of other shareholders. Any controlling shareholder, any shareholder who knows that he or she possesses the power to determine the outcome of a shareholder vote and any shareholder that, under the provisions of the articles of association, has the power to appoint an office holder in the company, is under a duty to act in fairness towards the company. The Companies Law does not describe the substance of this duty.

Election of Directors

Our ordinary shares do not have cumulative voting rights in the election of directors. As a result, the holders of ordinary shares that represent more than 50% of the voting power represented at a shareholders meeting have the power to elect all of our directors, other than the outside directors that are appointed by a special majority of shareholders.

Anti-Takeover Provisions; Mergers and Acquisitions under Israeli Law

Mergers

The Companies Law includes provisions that allow a merger transaction and generally requires that each company that is a party to a merger approve the transaction by its board of directors and a vote of the majority of its shares voting on the proposed merger at a shareholders’ meeting called on at least 21 days prior notice. In determining whether a majority has approved the merger, shares held by the other party to the merger or any person holding at least 25% of the other party to the merger are excluded from the vote. The Companies Law does not require court approval of a merger other than in specified situations. Upon the request of a creditor of either party to the proposed merger, the court may delay or prevent the merger if it concludes that there exists a reasonable concern that as a result of the merger, the surviving company will be unable to satisfy the obligations of any of the parties to the merger. In addition, a merger may not be completed unless at least (i) 30 days have elapsed from the date of the merger approval by the shareholders of each of the merging companies; and (ii) 50 days have passed from the time that a proposal for approval of the merger has been filed with the Israel Registrar of Companies.

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Tender Offers

The Companies Law also provides that an acquisition of shares of a public company on the open market must be made by means of a tender offer if as a result of the acquisition the purchaser would become a 25% shareholder of the company. The rule does not apply if there is already another 25% shareholder of the company. Similarly, the Companies Law provides that an acquisition of shares in a public company must be made by means of a tender offer if, as a result of the acquisition, the purchaser becomes a 45% shareholder, unless there already exists a shareholder holding at least 45% interest in the company. These rules do not apply if the acquisition is made by way of a merger as opposed to a tender offer. Regulations adopted under the Companies Law provide that these tender offer requirements do not apply to companies whose shares are listed for trading outside of Israel if, according to the law in the country in which the shares are traded, including the rules and regulations of the stock exchange on which the shares are traded, there is either a limitation on acquisitions of any level of control of the company, or the acquisition of any level of control requires the purchaser to do so by means of a tender offer to the public. The Companies Law also provides (subject to certain exceptions with respect to shareholders who held more than 90% of a company’s shares or of a class of shares as of February 1, 2000) that if following any acquisition of shares, the acquirer holds 90% or more of the company’s shares or of a class of shares, the acquisition must be made by means of a tender offer for all the target company’s shares or all the shares of the class, as applicable. An acquirer who wishes to eliminate all minority shareholders must do so by way of a tender offer and acquire 95% of all shares not held by or for the benefit of the acquirer before the acquisition. If, however, the tender offer to acquire 95% is not successful, the acquirer may not acquire shares tendered if by doing so the acquirer would own more than 90% of the shares of the target company.

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Proposal 2

Approval of An Increase of the Company’s Authorized Share Capital and
Amendment to Articles of Association

The authorized share capital of the Company is NIS 700,000, divided into 17,500,000 ordinary shares of NIS 0.04 par value each. In addition to the 11,404,460 shares of ordinary shares outstanding on December 31, 2013, the Board of Directors has reserved 1,047,901 shares for grants of restricted stock and issuance upon exercise of options and rights and other equity awards granted under the Company’s incentive stock and stock purchase plans.

In order to ensure availability of share capital for the Merger, the Board of Directors is also requesting that, subject to and conditional upon approval of Proposal No. 1, shareholders approve an increase the Company’s authorized number of ordinary shares by an additional NIS 300,000 comprised of 7,500,000 ordinary shares of NIS 0.04 par value each. Following such increase, if approved, the authorized share capital of the Company would be NIS 1,000,000 comprised of 25,000,000 ordinary shares of NIS 0.04 par value each. Under the Merger Agreement, the Company agreed to submit to our shareholders a proposal to increase the authorized number of ordinary shares at this Annual Meeting. The approval of this Proposal No. 2 is a condition to the closing of the Merger. In the judgment of the Board of Directors, the increase in the authorized number of ordinary shares as part of the Merger Agreement is desirable and in the best interests of the Company.

Except for registration rights and preemptive rights granted to certain shareholders as described in this Proxy Statement, the additional ordinary shares to be authorized by adoption of the amendment would have rights identical to the currently outstanding ordinary shares of the Company. Adoption of the proposed amendment and issuance of the ordinary shares would not affect the rights of the holders of currently outstanding ordinary shares of the Company, except for effects incidental to increasing the number of shares of the Company’s ordinary shares outstanding, such as dilution of the earnings per share and voting rights of current holders of ordinary shares. If the amendment is adopted, it will become effective contingent upon the closing of the Merger Agreement.

An increase of the Company’s share capital involves an amendment of Article 5 of the Company’s Articles of Association. It is proposed that Section 5 of the Company’s Articles of Association will be replaced by the following:

“The authorized share capital of the Company is NIS 1,000,000 (New Israeli Shekels) divided into 25,000,000 ordinary shares of NIS 0.04 nominal value each.”

It is proposed that at the Annual Meeting, the following resolution be adopted:

“Resolved, to increase the authorized share capital of the Company by an additional NIS 300,000 comprised of 7,500,000 ordinary shares of NIS 0.04 par value each, such that following such increase, the authorized share capital of the Company would be NIS 1,000,000 comprised of 25,000,000 ordinary shares of NIS 0.04 par value each, and to amend Article 5 of the Company’s Articles of Association accordingly.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to approve the increase in share capital and the amendment to the Company’s Articles of Association.

The Board of Directors Recommends

a Vote in Favor of Proposal 2.

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Proposal 3

Grant of Preemptive Rights and
Amendment to Articles of Association

Pursuant to a preemptive rights agreement to be entered into concurrently with the closing of the Merger, the Company agreed to grant Mindus Holdings, Ltd. preemptive rights to participate in the Company’s future equity issuances, as described in “Proposal 1 Approval of the Merger Agreement and All Other Transactions Contemplated by the Merger–Terms of the Registration Rights and Preemptive Rights Agreement–Preemptive Rights Agreement.” In the judgment of the Board of Directors, the grant of preemptive rights to Scott Miller and Mindus Holdings, Ltd. in connection with the Merger is desirable and in the best interests of the Company.

Granting preemptive rights involves an amendment of 7.5 of the Company’s Articles of Association in the form appended to this proxy statement as Annex I.

It is proposed that at the Annual Meeting, the following resolution be adopted:

“Resolved, to approve the Preemptive Rights Agreement and the entering thereof by the Company, and to amend 7.5 of the Company’s Articles of Association in the form appended to this Proxy Statement as Annex I.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to approve the grant of preemptive rights to Scott Miller and Mindus Holdings, Ltd. and the related amendment to the Company’s Articles of Association.

The Board of Directors Recommends

a Vote in Favor of Proposal 3.

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Proposal 4

Approval of Change in Company Name and
Approval of Amendment to Memorandum of Association
and Articles of Association

The Board of Directors is also requesting shareholder approval of an amendment to our Memorandum of Association (the “Memorandum”) and Articles of Association to change our corporate name from “BluePhoenix Solutions Ltd.” to “Modern Systems International,” “ModSys International” or such similar name approved by the Israeli Companies’ Registrar. In the judgment of the Board of Directors, the change of its corporate name is desirable and in the best interests of the Company.

It is proposed to change the name of the Company to names using the terms “Modern Systems International” or ModSys International.” Under the Companies Law, the change of the Company’s name is subject to the approval of the Israeli Companies’ Registrar. In the event that the proposed name is not approved by the Israeli Companies’ Registrar due to its similarity to another existing registered name or for any other reason, the Company will revise its application to similar names containing the word “Modern”, such as “Modern Systems Holding Company,” “Modern Systems and Technology” or “Modern Automated Systems.”

A change of the Company’s name also involves an amendment of Article 1 of the Company’s Articles of Association and Section 1 of the Memorandum.

It is proposed that at the Annual Meeting, the following resolution be adopted:

“Resolved, (i) that the Company’s Memorandum be, and hereby is, amended as follows: the Company’s name, as stated in Section 1 in the Memorandum, is changed from “BluePhoenix Solutions Ltd.” to “Modern Systems International,” “ModSys International,” “Modern Systems Holding Company,” “Modern Systems and Technology,” “Modern Automated Systems” or other similar name approved by the Israeli Companies’ Registrar which contains the word “Modern (the “New Name”); and (ii) that the Company’s Articles of Association be, and hereby are, amended as follows: the defined term of “Company” is changed from “BluePhoenix Solutions Ltd.” to the New Name.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to approve the change in the Company’s name and the amendment to the Company’s Memorandum of Association and Articles of Association.

The Board of Directors Recommends

a Vote in Favor of Proposal 4.

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Proposal 5

Election Of Directors

Under the Company’s Articles of Association, the number of members of the Board of Directors shall be not less than three (3) and not more than six (6).

There are three nominees for director this year and one additional director if and insofar as Proposal No. 1 is approved. Each director, except for the outside directors, holds office until the next annual general meeting of shareholders, when, subject to any law, such director may be reappointed for an additional term of service. Other than Scott Miller, each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders. It is the Company’s policy to invite nominees for directors to attend the Annual Meeting. Melvin L. Keating telephonically attended the 2013 Annual Meeting of Shareholders.

The following table sets forth the names of the three nominees for election at the Annual Meeting, one additional director if and insofar as Proposal No. 1 is approved and the directors whose terms of office will continue after the Annual Meeting, their ages as of August 31, 2014, and certain other information with respect to such directors:

Name	Age	Principal Occupation/ Position Held With the Company
Melvin L. Keating	67	Chairman of the Board of Directors, BluePhoenix Consultant to various private equity firms
Brian Crynes	67	Outside Director, BluePhoenix
Carla Corkern	47	Outside Director, BluePhoenix Chief Executive Officer and Chairman of the Board of Talyst, Inc.
Thomas J. Jurewicz	50	Director, BluePhoenix
Scott Miller	61	Chief Executive Officer of Sophisticated Business Systems, Inc. d/b/a Ateras,

Pursuant to our Articles of Association, directors are elected at a general meeting of our shareholders by a vote of the holders of a majority of the voting power represented at the meeting. Additional directors may be elected between general meetings by a majority of our directors. Accordingly, each nominee that receives a majority of affirmative votes will be elected. If any one or more nominees becomes unable or unwilling to serve the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their best judgment. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Melvin L. Keating, Thomas J. Jurewicz and Scott Miller, subject to approval of Proposal No. 1, shall hold office until the next annual general meeting of shareholders and until his successor shall have duly taken office, unless his office is earlier vacated under any relevant provisions of the Company’s Articles of Association or other applicable law. Brian Crynes, an outside director of the Company, will hold office for an additional three-year term.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election

The following three nominees, which currently serve as directors of the Company, have advised the Company that they will agree to continue to serve as directors if appointed. Relevant information on each of the nominees, including their principal occupation during at least the past five years, is provided below.

Melvin L. Keating, 67, has served as a director and Chairman of our Board of Directors since February 2012. Mr. Keating has served as a consultant to various private equity firms since October 2008, and has served as a director of various corporations as described below. From October 2005 through October 2008, Mr. Keating was President and Chief Executive Officer of Alliance Semiconductor Corp., in Santa Clara, CA, a worldwide manufacturer and seller of semiconductors (NASDAQ). Mr. Keating is currently a director of several other publicly traded companies, including Red Lion Hotels Corp (NYSE) and API Technologies Corp (NASDAQ). Mr. Keating holds both an MS in accounting and an MBA in finance from the Wharton School at the University of Pennsylvania and holds a BA in art history from Rutgers University. We believe Mr. Keating is qualified to serve on our Board of Directors because of his senior management experience and board service with other publicly traded companies in the technology industry.

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Thomas J. Jurewicz, 50, was appointed as a director by our Board of Directors in December 2012. Mr. Jurewicz is also a member of the Company’s Audit Committee and Compensation Committee. Mr. Jurewicz spent 12 years at VMware, Inc. (NYSE: VMW) where he held various financial positions including Treasurer, interim CFO, Board member of its subsidiaries, and EMEA Controller. He was integral to the sale of the company to EMC Corp (NYSE: EMC) and its subsequent IPO. Prior to that, Mr. Jurewicz served as Vice President of Finance of CMC Industries, Inc. (NASDAQ: CMCI), and as Financial Planning and Analysis Manager at NETCOM, On-Line Communications (NASDAQ: NETC). Early in his career, he was an investment banker for Merrill Lynch & Co (NYSE: ML). Mr. Jurewicz holds an MBA from Stanford University, and a BS in applied mathematics from Yale University. Mr. Jurewicz also serves as the chairman of the board of directors of Zulu Software Inc., an affiliate of the Company. We believe Mr. Jurewicz is qualified to serve on our Board of Directors because of his senior management experience with other technology and financial institutions and his prior board service.

In addition, if and insofar as Proposal No. 1 is approved Mr. Miller has been nominated to be appointed to the Board of Directors. Relevant information on Mr. Miller, including his principal occupation during at least the past five years, is provided below.

Scott Miller, 61, Mr. Miller has served as Chief Executive Officer and President of Sophisticated Business Systems, Inc. d/b/a Ateras since December 2005. Mr. Miller began his career in electronics while serving in the Air Force. We believe Mr. Miller is qualified to serve on our Board of Directors because of his leadership roles with other technology companies and his vast knowledge about automated legacy migration and modernization solutions.

Each Board’s member refrains from making recommendation with respect to his election to the Board.

It is proposed that at the Annual Meeting, the following resolutions be adopted:

“Resolved, that Messrs. Melvin L. Keating and Thomas J. Jurewicz, be, and hereby are, elected to serve as members of the Board of Directors of the Company until the next annual general meeting.”

“Resolved, that subject to the approval of Proposal No. 1, Mr. Scott Miller, be, and hereby is, elected to serve as a member of the Board of Directors of the Company commencing upon the Closing of the Merger and until the next annual general meeting.”

The Board Of Directors Recommends

A Vote In Favor Of Each Named Nominee.

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Proposal 6

Election of Outside Director

Under the Companies Law, the Company is required to have at least two outside directors and may appoint more than two outside directors. The Company has two directors, in addition to the directors to be nominated under Proposal No. 5, who qualify as “outside directors” as mandated by the Companies Law.

The following is a brief biography of Brian Crynes, the outside director nominated to be reappointed as outside director and of Carla Corkern, whose term will continue after the Annual Meeting.

Brian Crynes, 67, has served as an outside director of our Board of Directors since August 2012 as well as a member of the Company’s Audit Committee and Compensation Committee. Mr. Crynes served as Interim Chief Information Officer at Russell Investments, Tacoma, WA, during 2009 and 2010. Prior to that, from 2001 to 2008, Mr. Crynes served as Chief Information Officer at Starbucks Coffee Company, Seattle. Between 1997 and 2001, Mr. Crynes served as Chief Information Officer at Coca-Cola Amatil, Ltd. Prior to that, from 1994 to 1997, Mr. Crynes served as Business Unit Chief Information Officer at Bristol-Myers Squibb, Inc. Between 1989 and 1993, Mr. Crynes served as Senior Director, Cross Functional Systems at Apple, Inc. From 1983 to 1989, he served as Vice President, Information Systems at New York Daily News, Inc. Between 1976 and 1983, Mr. Crynes served as Senior Manager, IT Consulting at Price Waterhouse & Co., New York, NY. Mr. Crynes holds both a BS in mathematics and an MBA in finance from the University of Scranton. We believe Mr. Crynes is qualified to serve on our Board of Directors because of his senior management background and prior service on the board.

Carla Corkern, 47, has served as one of the Company’s outside directors as well as a member of the Company’s Audit Committee and Compensation Committee since April 2013. Ms. Corkern has served as Chief Executive Officer and Chairman of the Board of Talyst, Inc. since 2008. During 2006 and 2007, she served as President of Extended Care at Talyst, Inc. and thereafter, until 2008, she served as Chief Operating Officer. Between 2004 and 2006, Ms. Corkern served as Vice President of Engineering and Chief Operations Officer at Vykor, Inc. During 2004, Ms. Corkern acted as principal of Cosmochan Consulting. In 2001 and 2002, she served as Vice President and General Manager of Netegrity, and from 1999 to 2001, she served as Vice President, Professional Services and Training at DataChannel Inc. Ms. Corkern was the President and founder of Isogen International, until its sale to DataChannel Inc. in 1999. Ms. Corkern holds a BS in Technical Communication from Louisiana Tech University. We believe Ms. Corkern is qualified to serve on our Board of Directors because of her executive leadership experience and extensive working knowledge of information systems and process management. Ms. Corkern’s appointment expires in  April 2016.

Mr. Crynes’ appointment expires on August 22, 2015. The Company’s Audit Committee and Board of Directors propose to reappoint Mr. Brian Crynes as an outside director of the Company for an additional three-year term until August 22, 2018.

Pursuant to the Companies Law, all outside directors must have financial and accounting expertise or professional qualifications, and at least one outside director must have financial and accounting expertise. The terms “financial and accounting expertise” and “professional qualifications” have been defined in regulations promulgated under the Companies Law. The Board of Directors has determined that Mr. Brian Crynes meets the criteria for having financial and accounting expertise and professional qualifications, both as defined in the Companies Law and the regulations promulgated thereunder.

The Company proposes that at the Annual Meeting, the following resolution be adopted:

“Resolved, to reappoint Mr. Brian Crynes, as an outside director of the Company for an additional three-year term commencing on August 22, 2015, and ending on August 22, 2018.”

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not “controlling shareholders” (as defined below) and who are not interested parties other than interests that do not stem from connections with the controlling shareholders; or (ii) the total number of shares voted against the resolution by shareholders who are not controlling shareholders and interested parties does not exceed two percent of the Company’s outstanding shares.

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A “controlling shareholder” under the Companies Law is defined as a shareholder who has the ability to direct the activity of a company, except for an ability that stems from the fulfillment of his or her duty as a director or as a holder of any other position at the company.

Please note that you are required to indicate on the proxy card whether or not you are a controlling shareholder of the Company, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are a controlling shareholder of the Company (as defined above) or acting on its behalf with respect to this Proposal No. 6, your vote will not be counted with respect to Proposal No. 6.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 6.

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Information Regarding the Board of Directors and Corporate Governance

Board Structure

Pursuant to our Articles of Association, directors are elected at a general meeting of our shareholders by a vote of the holders of a majority of the voting power represented at the meeting. Additional directors may be elected between general meetings by a majority of our directors. Our Board of Directors is currently comprised of five persons, all of which have been determined to be independent within the meaning of the applicable NASDAQ requirements. Mr. Kodesh, whose term expires at the Annual Meeting, will not stand for reelection. Two of these independent directors (Brian Crynes and Carla Corkern) also serve as outside directors mandated under Israeli law and subject to additional criteria to help ensure their independence (See “—Outside Directors under the Companies Law”). Each director, except for the outside directors, holds office until the next annual general meeting of shareholders, when, subject to any law, such director may be reappointed for an additional term of service. Officers are appointed by our Board of Directors.

 Under the Companies Law, a person who lacks the necessary qualifications and the ability to devote an appropriate amount of time to the performance of his or her duties as a director shall not be appointed to serve as a director of a publicly traded company. While determining a person’s compliance with such provisions, the company’s special requirements and its scope of business shall be taken into account. Where the agenda of a shareholders meeting of a publicly traded company includes the appointment of directors, each director nominee is required to submit a declaration to the company confirming that he or she has the necessary qualifications and he or she is able to devote an appropriate amount of time to performance of his or her duties as a director. In the declaration, the director nominee shall specify his or her qualifications and confirm that the restrictions set out in the Companies Law do not apply.

In addition, each director nominee must include in his or her declaration a statement, the content of which shall be that he or she was not convicted for certain criminal or securities laws offenses provided under the Companies Law. Any person nominated to serve as an office holder of a publicly-traded company shall also comply with such disclosure requirements.

Furthermore, under the Companies Law, a person shall not be appointed as a director or an office holder of a publicly-traded company (i) if a court has ordered that due to the severity and circumstances of an offense committed by a nominee, such nominee is not fit to serve as a director or an office holder of a public company; or (ii) the administrative enforcement committee mandated under the Israeli Securities Law, 1969, referred to as the Securities Law, imposed on such nominee restrictions with respect to serving as a director or office holder, as applicable, of a publicly-traded company for a certain period of time.

Under the Companies Law, if a director or office holder ceases to comply with any of the requirements provided in the Companies Law, such director must notify the company immediately, and his or her term of service shall terminate on the date of the notice.

Outside Directors under the Companies Law

Under the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public in or outside of Israel, are required to appoint at least two outside directors.

The Companies Law provides that a person may not be appointed as an outside director if such person is a relative of the controlling shareholder, or if such person or the person’s relative, partner, employer, another person to whom he was directly or indirectly subject, or any entity under the person’s control, has, as of the date of the person’s appointment to serve as outside director, or had, during the two years preceding that date, any affiliation with any of the following:

•	the company;

•	the company’s controlling shareholder;

•	a relative of the controlling shareholder;

•	any entity controlled by the company or by the controlling shareholder; or

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•	if the company has no controlling shareholder or a shareholder holding 25% or more of the voting rights — a person that at the time of appointment is the chairman of the board of directors, the chief executive officer or the most senior financial officer of the company, or a shareholder holding 5% or more of the outstanding shares or voting rights of the company.

The term “affiliation” includes:

•	an employment relationship;

•	a business or professional relationship maintained on a regular basis;

•	control; and

•	tenure as an office holder.

No person may serve as an outside director if: (a) the person’s position or other business activities create, or may create a conflict of interest with the person’s responsibilities as an outside director or may otherwise interfere with the person’s ability to serve as an outside director; (b) at the same time such person serves as a director of another company on whose board of directors, a director of the other company serves as an outside director; (c) the person is an employee of the Israel Securities Authority or of an Israeli stock exchange; (d) such person or such person’s relative, partner, employer or anyone to whom such person is directly or indirectly subordinate, or any entity under such person’s control, has business or professional relations with any person or entity he or she should not be affiliated with, as described in the preceding paragraph, unless such relations are negligible; or (e) such person received compensation, directly or indirectly, in connection with his or her service as a director, other than as permitted under the Companies Law and the regulations promulgated thereunder.

If, at the time of election of an outside director, all other directors who are not controlling shareholders of such company or their relatives, are of the same gender, the outside director to be elected must be of the other gender. Outside directors are elected by a majority vote at a shareholders’ meeting, provided that either:

(1)	a majority of the shareholders who are not controlling shareholders and who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder), present and voting at the meeting, voted in favor of the appointment; or

(2)	the non-controlling shareholders or shareholders who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder) who were present and voted against the election, hold no more than two percent of the voting rights at the company.

Pursuant to the Companies Law, all outside directors must have financial and accounting expertise or professional qualifications, and at least one outside director must have financial and accounting expertise. The terms “financial and accounting expertise” and “professional qualifications” have been defined in regulations promulgated under the Companies Law.

If an outside director ceases to comply with any of the requirements provided in the Companies Law with respect to the appointment of outside directors, such outside director must notify the company immediately, and his or her term of service shall terminate on the date of such notice.

Outside directors are elected for a three-year term and may be re-elected for two additional terms of three years each, provided that with respect to the appointment for each such additional three-year term, one of the following has occurred:

(a) the reappointment of the outside director has been proposed by one or more shareholders holding together one percent or more of the voting rights in the company, and the appointment was approved at the general meeting of the shareholders by a simple majority, provided that: (i) in calculating the majority, votes of controlling shareholders or shareholders having a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with the controlling shareholder) and abstentions are disregarded; and (ii) the total number of shares which voted for the appointment held by shareholders who do not have a personal interest in the appointment (other than a personal interest which does not stem from an affiliation with a controlling shareholder) and/or who are not controlling shareholders, exceed two percent of the voting rights in the company; or

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(b)  the reappointment of the outside director has been proposed by the board of directors and the appointment was approved by such special majority required for the initial appointment of an outside director.

At present, Brian Crynes and Carla Corkern serve as our outside directors. Mr. Crynes is to hold office until August 2015 and Ms. Corkern is to hold office until April 2016. In accordance with the Israeli Companies Regulations (Alleviation for Public Companies Whose Shares are Listed on a Stock Exchange Outside of Israel) 2000, referred to as the Alleviation Regulations, Israeli companies whose shares are listed on a stock exchange outside of Israel, such as our company, may re-appoint an outside director for additional terms not exceeding three years each, beyond the three three-year terms generally applicable, provided that, if an outside director is being re-elected for an additional term or terms beyond the three three-year terms: (i) the audit committee and board of directors must determine that, in light of the outside director’s expertise and special contribution to the board of directors and its committees, the re-election for an additional term is to the company’s benefit; (ii) the outside director must be re-elected by the special majority required for the initial appointment and subject to the provisions stipulated in the Companies Law; and (iii) the term during which the nominee has served as an outside director and the reasons given by the audit committee and board of directors for extending his or her term of service must be presented to the shareholders prior to approval of the reappointment.

Each committee exercising the powers of the board of directors is required to include at least one outside director. However, the audit committee is required to include all outside directors serving on the board of directors.

An outside director is entitled to compensation as provided in regulations promulgated under the Companies Law and is otherwise prohibited from receiving any compensation, directly or indirectly, in connection with services provided as an outside director.

Qualifications of Other Directors under the Companies Law

Under the Companies Law, the board of directors of a publicly traded company is required to make a determination as to the minimum number of directors who must have financial and accounting expertise according to criteria that is defined in regulations promulgated under the Companies Law. In accordance with the Companies Law, the determination of the board should be based on, among other things, the type of the company, its size, the volume and complexity of its activities and the total number of directors serving on the board. Based on the aforementioned considerations, our Board of Directors determined that the number of directors with financial and accounting expertise in our company shall not be less than two.

Independence of The Board of Directors

As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time. Two of these independent directors also serve as outside directors mandated under the Companies Law and subject to additional criteria to help ensure their independence.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that our outside directors, as well as Messrs. Melvin L. Keating, Thomas J. Jurewicz and Harel Kodesh, qualify as independent directors under the applicable NASDAQ rules and those of the Securities and Exchange Commission. In making this determination, the Board of Directors found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

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Independent Directors under the Companies Law

Pursuant to the Companies Law, a public company, such as the Company, may include in its articles of association provisions relating to corporate governance. Such provisions may include the number of directors which shall be independent of management. Alternatively, a company may adopt the proposed standard provision included in a supplement to the Companies Law, under which a majority of the directors are to be independent, or, if the company has a controlling shareholder or a 25% or more shareholder, that at least one-third of the directors serving on the board be independent. An “independent director” is defined as a director who meets all of the following:

•	the audit committee confirms that he or she meets the qualifications for being appointed as an outside director, except for the requirement for financial and accounting expertise or professional qualifications; and
•	he or she has not served as a director of the company for a period exceeding nine consecutive years. For this purpose, a break of up to two years in the service shall not be deemed to interrupt the continuation of the service.

The Alleviation Regulations provide that a director in a company whose shares are listed in a stock exchange outside of Israel, such as the Company, who meets the criteria of an independent director under the relevant non-Israeli rules relating to independence standards for audit committee membership and who meets certain non-affiliation criteria, which are less stringent than those applicable to outside directors, would be deemed an “independent” director pursuant to the Companies Law provided he or she has not served as a director for more than nine consecutive years. For these purposes, ceasing to serve as a director for a period of two years or less is not deemed to sever the consecutive nature of such director’s service. In accordance with the Alleviation Regulations, a company whose shares are listed in a stock exchange outside of Israel may extend the term of service of its independent directors beyond nine years, for additional terms of service, each of which shall be no more than three years.

As of the date of this Proxy Statement, our Articles of Association have not yet been amended to include these provisions of the Companies Law relating to corporate governance.

Board Leadership

The Board of Directors has an independent chair, Melvin L. Keating, who has authority, among other things, to call and preside over Board of Directors meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board of Directors. Under the Companies Law, while it is permitted for the Chief Executive Officer to serve on the Board, the Chief Executive Officer may not simultaneously serve as chairman of the board unless a resolution is passed at the general meeting with the approval of a special majority of non-controlling shareholders and interested parties, and in such case the concurrent service shall be for a period not to exceed three years. Furthermore, a relative of the chairman may not serve as Chief Executive Officer unless a similar resolution is passed. The Company believes that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairman of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Chairman of the Board can enhance the effectiveness of the Board of Directors as a whole.

Family Relationships

 Mr. Matt Bell and Mr. Thomas J. Jurewicz are first cousins.

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Role of the Board in Risk Oversight

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements and oversees the process and procedures of management. Our compensation committee, inter alia, assesses and monitors whether any of our compensation policies and programs as updated from time to time, generally complies with the Company’s risk management policy and does not have the potential to encourage excessive risk-taking. Typically, the entire Board of Directors meets with the Chief Executive Officer and Chief Financial Officer at least annually, and the applicable Board of Directors committees meet at least annually with the Chief Executive Officer and Chief Financial Officer to discuss the committees’ respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from the Chief Executive Officer and Chief Financial Officer, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible.

Meetings of The Board of Directors

The Board of Directors met six (6) times during 2013. All directors except one attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. Ms. Adi Bershadsky, one of our former directors for part of 2013, was unable to attend one (1) meeting of the Board because of a personal matter.

Information Regarding Committees of the Board of Directors

The Board of Directors has two committees: an Audit Committee and a Compensation Committee. The following table provides membership and meeting information for fiscal 2013 for each of the Board of Directors committees:

Name	Audit	Compensation
Melvin L. Keating
Brian Crynes	X	X
Carla Corkern	X	X
Thomas J. Jurewicz	X	X
Harel Kodesh(1)

_______

(1)	Mr. Kodesh, whose term expires at the Annual Meeting, will not stand for reelection.

Below is a description of each committee of the Board of Directors.

Audit Committee

The Companies Law requires public companies to appoint an audit committee, comprised of at least three directors, and which shall include all of the company’s outside directors. The majority of the members of the audit committee must be independent directors. The Companies Law further stipulates that the following may not serve as members of the audit committee: (a) the chairman of the board of directors; (b) any director employed by or providing services on an ongoing basis to the company, to the controlling shareholder of the company or an entity controlled by the controlling shareholder of the company; (c) a director whose main income derives from the controlling shareholder; and (d) the controlling shareholder or any relative of the controlling shareholder.

Under the Companies Law, the responsibilities of the audit committee include: (a) identifying flaws in the management of a company’s business and making recommendations to the board of directors as to how to correct them; (b) with respect to certain actions involving conflicts of interests and with respect to certain related party transactions, deciding whether such actions are material actions and whether such transactions are extraordinary transactions, for the purpose of approving such actions or transactions; (c) reviewing and deciding whether to approve certain related party transactions and certain transactions involving conflicts of interest, when such authority with respect to such transactions is granted by law to the audit committee; (d) reviewing the comptroller’s work program; (e) examining the company’s internal control structure and processes, the performance of the comptroller and whether the comptroller has at his or her disposal the tools and resources required to perform his or her duties, considering, inter alia, the special needs of the company and its size; (f) examining the external auditor’s scope of work, as well as the external auditor’s fees and providing its recommendations to the board; and (g) providing for arrangements as to the manner in which the company deals with employee complaints with respect to deficiencies in the administration of the company’s business, and protection to be provided to such employees.

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In accordance with the Sarbanes-Oxley Act and NASDAQ requirements, our audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. In addition, the audit committee is responsible for assisting the board in monitoring our financial statements and the effectiveness of our internal controls.

Our Board of Directors authorized our audit committee to act as committee for review of financial statements under the Companies Regulations (Provisions and Terms with Respect to Procedures for Approval of Financial Statements), 2010. Under the regulations, the committee for review of financial statements is required to make recommendations to our Board of Directors with respect to various issues related to the financial statements, at a reasonable time prior to the approval the financial statements by the Board of Directors.

We have established an audit committee, consisting of Thomas J. Jurewicz and our two outside directors, Brian Crynes and Carla Corkern. The Audit Committee met four times during fiscal year 2013.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards).

The Board of Directors has also determined that Thomas J. Jurewicz qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Jurewicz’s level of knowledge and experience based on a number of factors, including his formal education and experience as a treasurer and interim chief financial officer for a public reporting company.

Compensation Committee

In December 2012, an amendment to the Companies Law came into effect which requires Israeli publicly traded companies, like us, to establish a compensation committee. In addition, under this amendment, we were required to adopt a compensation policy, to be recommended by the compensation committee, with respect to the remuneration of our executive officers and directors. Such compensation policy must include, among others, certain mandatory provisions as stipulated in the amendment.

The compensation committee is responsible to periodically advise the Board of Directors as to the necessity to update the compensation policy and to examine its implementation. In the event that a compensation policy is set to expire after a period longer than three years, the Compensation Committee shall advise the Board of Directors, every three years, whether such policy should be amended, discontinued or remain intact.

In addition, under the Companies Law, the Compensation Committee is authorized to approve the compensation of certain executive officers, including the chief executive officer, the company’s directors and the controlling shareholder, if he or she is employed by the company. Furthermore, the Compensation Committee is authorized to exempt the company from bringing the chief executive officer’s compensation to shareholders approval, under certain circumstances stipulated in the Companies Law.

According to the Companies Law, the compensation committee shall be comprised of no less than three directors and only directors eligible to serve as members of the audit committee may serve on the compensation committee. All of the outside directors must serve as members of the compensation committee and shall constitute a majority thereof. The chairman shall be an outside director. The compensation of all members of the compensation committee shall be identical.

We have established a Compensation Committee, consisting of Thomas J. Jurewicz and our two outside directors, Brian Crynes and Carla Corkern. The Compensation Committee met four times during fiscal year 2013.

All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

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In February 2013, our Board of Directors approved our compensation policy (following the recommendation of our Compensation Committee), which was further approved by our shareholders in April 2013, as required by the Companies Law (the “Compensation Policy”).

According to the Companies Law, the compensation of our directors and officers must be approved in accordance with our compensation policy, unless certain procedural and substantive requirements are met.

Subject to any extraordinary circumstances stipulated in the Companies Law, the compensation of our officers (who do not also serve as directors), including options, other share-based compensation, procurement of insurance coverage and indemnification, is subject to the approval of the Compensation Committee and Board of Directors. The compensation of our directors and chief executive officer is also subject to shareholder approval.

The renewal of our officers’ compensation package (including our chief executive officer) may be approved by our compensation committee (without requiring the approval of our Board of Directors and shareholders) if the compensation committee has determined that the renewed package is not materially different from his or her previous package.

Compensation Committee Processes and Procedures

Several main principles and objectives form the basis of the Company’s Compensation Policy: (a) to promote the Company’s goals and targets and its long term policy; (b) to create appropriate incentives for the Company’s officers, considering, among others, the Company’s risk management policy; (c) to adapt a compensation package combination that matches the size of the Company and the nature of its activities; and (d) to comply with the provisions of the law by compensating those eligible pursuant to the Compensation Policy, based on their contribution and their efforts to the development of the Company’s business and promotion of its goals, in the short and long term.

The Compensation Policy is a multi-year policy which is in effect for a period of three years from the date of its approval, currently until April 2016, after which time it may be reapproved. The Compensation Committee and the Board of Directors review the Compensation Policy from time to time, as well as the need to adjust it. In so doing, they conduct an examination of changes in the Company’s goals, market conditions, the Company’s profits and revenues in previous periods and in real time, and any other relevant factors.

•	The Compensation Policy provides for the consideration, inter alia, of the following parameters when determining compensation terms for the Company’s officers: The education, qualifications, expertise, seniority (in the Company in particular, and in the officer’s profession in general), professional experience and achievements of the officer;

•	The officer’s position, the scope of his or her responsibility and previous wage agreements that were signed;

•	The officer’s contribution to the Company’s business, profits and stability;

•	The degree of responsibility imposed on the officer;

•	The Company’s need to retain officers who have skills, know-how or unique expertise;

•	Applicable law.

The Compensation Policy considers that different terms of employment may apply in various countries, and therefore a global comparison of employment terms for similar positions within the Company, may not be a relevant parameter when determining officer compensation.

Prior to approval of a compensation package for an officer, the Company may conduct a wage survey that compares and analyses the compensation packages granted to officers in similar positions (in other companies of the same type as the Company) to that of the relevant officer.

The policy requires that the Company do its utmost to approve the compensation terms of new officers prior to the date of commencement of their employment in the Company.

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The compensation package may include various components including a base salary, sales commissions, annual cash bonus and share-based compensation (e.g. options, restricted stock units) as well as social benefits, car allowance, mobile allowance, reimbursement of expenses, perquisites, advance notice for termination of employment, medical insurance, exculpation and indemnification arrangements, retirement grants, sign-on fees and special bonuses. The Compensation Policy sets certain criteria, standards and limitations with regard to the above components, and in particular regarding bonus.

Nominating and Corporate Governance Committee

Our Board of Directors does not have a standing Nominating and Corporate Governance Committee or a Nominating and Corporate Governance Committee charter. Instead, the full Board of Directors performs the function of a nominating committee. The Board of Directors believes it is appropriate not to have a standing Nominating and Corporate Governance Committee because we are a small company with little turnover in our Board of Directors. Moreover, we believe the current structure provides better oversight and is more efficient.

The Articles of Association of the Company provide that a director may appoint another person to serve as his alternate with all the rights and obligations of the appointing director, except the right to appoint a further alternate. The alternate director may not act at any meeting at which the director appointing him is present. Unless the time period or scope of any such appointment is limited by the appointing director, such appointment is effective for all purposes and for an indefinite time, but will expire upon the expiration of the appointing director’s term. An alternate director is solely responsible for his own acts and defaults, and is not the agent of the appointing director. To date, no alternate directors serve on behalf of the directors of the Company. Under the Companies Law, the outside directors may not appoint alternates to serve on the Board of Directors.

Our Board of Directors believes that candidates for director should have certain minimum qualifications, as described in “Information Regarding the Board of Directors and Corporate Governance-Board Structure.” Neither our Articles of Association, nor the Companies Law, include any procedures by which security holders may recommend nominees to the Company’s board of directors.

Shareholder Communications With The Board Of Directors

Historically, the Company has not provided a formal process related to shareholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes its responsiveness to shareholder communications to the Board of Directors has been excellent.

Code of Conduct

The Company has adopted a code of conduct applicable to our executive officers, directors and all other employees. The code of conduct is available on the Company’s website at www.bphx.com. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference. In addition, we intend to promptly disclose the nature of any amendment to, or waiver from, our code of business conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions on our website in the future.

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Proposal 7

Waiver of Terms of The Prescott Agreement

Pursuant to the Merger Agreement, the Board of Directors is also requesting shareholder approval of a waiver by Prescott of certain terms of the Prescott Agreement, which may require the issuance of additional shares to Prescott as a result of the consummation of the Merger. Consummation of the Merger is subject to a waiver from Prescott regarding any anti-dilution adjustment shares referred to under the Prescott Agreement and the Company and Prescott agreeing that the Merger shall not be considered a “Qualified Financing,” which would otherwise terminate Prescott’s right to receive anti-dilution shares in the future. In the judgment of the Board of Directors, shareholder approval of this waiver is desirable and in the best interests of the Company. A copy of the waiver is included in this Proxy Statement as Annex J.

Vote Required and Board of Directors’ Recommendation

Adoption of this proposal requires the affirmative vote of a majority of ordinary shares present at the meeting, in person, by proxy or by voting instruction card, and voting on the resolution, provided that (i) the shares voting in favor of such resolution include at least the majority of the shares voted by shareholders who are not interested parties; or (ii) the total number of shares voted against the resolution by shareholders who are not interested parties does not exceed two percent of the Company’s outstanding shares.

Please note that you are required to indicate on the proxy card whether or not you are an interested party, or acting on its behalf, with respect to this proposal, no matter whether you vote for or against this proposal. If you fail to notify us as to whether or not you are an interested party, or acting on its behalf with respect to this Proposal No. 7, your vote will not be counted with respect to Proposal No. 7.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 7.

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Proposal 8

Re-Appointment of Independent Auditor

Based upon the recommendation of the Audit Committee, the Board of Directors recommends that BDO Ziv Haft, an independent registered public accounting firm and BDO member firm, be reappointed as our independent registered public accounting auditor firm for the period ending on the date of the next annual general meeting of shareholders and has further directed that management submit the selection of its independent registered public auditor firm for appointment by the shareholders at the Annual Meeting. BDO Ziv Haft has served as the Company’s independent auditor since 1993. Representatives of BDO Ziv Haft are expected to be available for the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

BDO Ziv Haft has no relationship with the Company or with any affiliate of the Company except as an auditor and, to a limited extent, as consultants. The Board of Directors and the Audit Committee believe that such limited non-audit function does not affect the independence of BDO Ziv Haft.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2013, by BDO Ziv Haft, our principal accountant.

	Fiscal Year Ended
	2013	2012
	(in thousands)
Audit Fees	$76	$136
Audit-related Fees (specifically describe audit-related fees incurred)	-	-
Tax Fees (specifically describe tax fees incurred)	30	80
All Other Fees (specifically describe all other fees incurred)	-	-
Total Fees	$106	$216

An engagement letter stating the fees above was signed by the Chair of the Audit Committee and our Chief Financial Officer.

Pre-Approval Policies and Procedures

The Audit Committee is in the process of adopting a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, BDO Ziv Haft. The policy will generally pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by BDO Ziv Haft is compatible with maintaining the principal accountant’s independence.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to appoint BDO Ziv Haft.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 8.

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Proposal 9

Approval of 2007 Stock Award Plan, As Amended

In July 2007, we adopted an award plan, referred to as the 2007 Award Plan, under which our Board of Directors may grant conditional rights to receive the Company’s ordinary shares (RSUs) to our and our subsidiaries’ directors, officers, consultants and employees. Our Board of Directors approved the issuance of the shares under the 2007 Award Plan and award agreements. On October 8, 2014 the Board of Directors amended the 2007 Award Plan, subject to shareholder approval, to increase the number of ordinary shares authorized for issuance under the 2007 Award Plan to a total of 2,000,000 ordinary shares. The Board of Directors adopted this amendment in order to ensure that the Company can continue to grant RSUs at levels determined appropriate by the Board of Directors. The 2007 Award Plan, as amended, is included in this Proxy Statement as Annex K.

Our Board of Directors administers the 2007 Award Plan and is empowered, among other things, to designate the grantees, dates of grant and the terms of RSUs, including the vesting schedule, all of which in accordance with the principle guidelines approved by the Board of Directors. Under the 2007 Award Plan, unless determined otherwise by the Board of Directors, RSUs vest over a three years period from the date of the grant. In accordance with the Companies Law, grants that require the approval of our Compensation Committee or shareholders, are also approved by the Compensation Committee and shareholders, as applicable. Unvested RSUs are forfeited shortly following termination of employment, unless otherwise agreed. Under the 2007 Award Plan, the grantee is responsible for all personal tax consequences of the grant and the sale of the shares. The plan will expire in July 2017.

2007 Award Plan Benefits

The following table sets forth, for each of the individuals and the various groups indicated, the total number of ordinary shares subject to RSUs that have been granted (even if not currently outstanding) under the 2007 Award Plan since its approval by our shareholders in 2007 through August 31, 2014. In addition, pursuant to Mr. Bell’s employment letter agreement, Mr. Bell may be granted up to another 50,000 RSUs under the 2007 Award Plan in connection with performance and revenue goals as described elsewhere in this Proxy Statement. Otherwise, future awards to our directors, officers and employees under the 2007 Award Plan are discretionary. As a result, the benefits and amounts that will be received under the 2007 Award Plan are not determinable at this time.

2007 Award Plan
Name and Position	Number of Shares Subject to Grant (#)
Matt Bell, Chief Executive Officer	75,000
Rick Rinaldo, Chief Financial Officer	75,000
Rick Oppedisano, Vice President, Global R&D and Marketing	19,748
All Current Executive Officers as a Group	169,748
All Current Non-Executive Directors as a Group	230,034
All Current Employees as a Group (including all current non-executive officers)	280,739
Each Nominee for Director
Melvin L. Keating	110,034
Thomas J. Jurewicz	30,000
Harel Kodesh (1)	30,000
Carla Corkern	30,000
Brian Crynes	30,000
Scott Miller	0
Each Associate of any Director, Executive Officer or Nominee	0
Each Other Current 5% Holder or Future 5% Recipient	0

________

(1)	Mr. Kodesh, whose term expires at the Annual Meeting, will not stand for reelection.

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting in person, by proxy or by voting instruction card will be required to approve the Company’s 2007 Stock Award Plan.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2013.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	688,429	2.45	359,472
Equity compensation plans not approved by security holders	-	-	-
Total	688,429	2.45	359,472

(a)	As of December 31, 2013, there are 441,589 outstanding options under The 1996 Share Option Plan. The exercise price of the options granted under the 1996 option plan ranges from $1.8 to $24. There are 246,840 outstanding RSU’s under the 2007 RSU Plan.

(b)	The weighted-average exercise price of the 688,429 outstanding equity compensation options is $2.45. Amount shown does not include the 102,343 warrants at the exercise price of $1.5634 owned by Prescott Capital.

(c)	As of December 31, 2013, there are 32,424 shares reserved for future issuance under The 1996 Share Option Plan and 327,048 shares reserved for future issuance under the 2007 RSU Plan.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 9.

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Proposal 10

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. The Company believes that its compensation policies and decisions are consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 10.

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Proposal 11

Advisory Vote on the Frequency of Solicitation of
Advisory Shareholder Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act also enable the Company’s shareholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. The Company is asking shareholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, shareholders may abstain from casting a vote. For the reasons described below, the Board recommends that the shareholders select a frequency of three years.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the shareholders once every three years.

We value the opinion of our shareholders and welcome communication regarding our executive compensation policies and practices. We believe that a triennial vote will provide shareholders with the ability to express their views on our executive compensation policies and practices while providing us with an appropriate amount of time to consult with our shareholders and to consider their input. Our executive compensation program is administered by our Compensation Committee, as described in this proxy statement. Compensation decisions are complex and, with respect to our named executive officers, are disclosed in our proxy statement. We believe that establishing a three-year time frame for holding shareholder advisory votes on executive compensation will both enhance shareholder communication and provide the Company time to consider, engage with and respond to shareholders, in terms of expressed concerns or other feedback.

Accordingly, the Board is asking shareholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be deemed to be the frequency preferred by the shareholders

While the Board believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the shareholders.

The Board and the Compensation Committee value the opinions of the shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the shareholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the shareholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

The Board Of Directors Recommends

A Vote In Favor Of “Three Years” On Proposal 11.

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Executive Officers

The following table sets forth certain information with respect to our executive officers as of August 31, 2014.

Name	Age	Position
Matt Bell	41	Chief Executive Officer
Rick Rinaldo	49	Chief Financial Officer
Rick Oppedisano	40	Vice President, Global R&D and Marketing

Matt Bell, 41, has served as our chief executive officer since July 2012.  He had served as our president from March 2012 to July 2012.  In 2011, prior to joining our company, Mr. Bell served as chief operating officer at PitchBook Data, Inc. Between 2007 and 2011, Mr. Bell served as vice president of sales and business development for three enterprise startup companies backed by a venture capital firm from Seattle, WA. Mr. Bell also served as general manager of sales of RealNetworks where he managed the enterprise, education, government, and ASP sales throughout North America. He also managed all enterprise OEM business globally. Mr. Bell holds a BA in business and administration specializing in marketing and finance from the University of Washington.

Rick Rinaldo, 49, has served as our chief financial officer since April 2013. Prior to this position, between 2009 and 2013, Mr. Rinaldo worked for Expedia.com running the treasury operations group which included worldwide responsibilities for cash management, investments and insurance.  Prior to that, Rick had over 15 years of financial experience at various positions. Mr. Rinaldo holds a BS in finance from California State University, Chico.

Rick Oppedisano, 40, has served as our vice president of global research and development and marketing. since January 2013.  Prior to joining BluePhoenix, Mr. Oppedisano worked with Azaleos Corporation, holding roles in marketing, product management and global channel sales from 2009 to 2013.  Mr. Oppedisano also performed various roles in marketing and product development for large companies like IBM and Bank of America. Mr. Oppedisano holds a BA from the University of Mary Washington in Political Science.

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Executive Compensation

Summary Compensation Table for the Years Ended December 31, 2013 and 2012

The table below summarizes the total compensation earned during 2013 and 2012 by our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Name and principal position	Year Ended December 31,	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Option Awards ($)(c)	All Other Compensation ($)		Total ($)
Matt Bell, President and Chief Executive	2012	199,583	0	222,750	337,598	0		759,931
Officer	2013	300,000	0	0	0	0		300,000
Rick Rinaldo, Chief Financial Officer	2013	57,599	10,000	324,000	0	84,318	(d)	475,917
Rick Oppedisano, VP, Global R&D and Marketing (f)	2013	171,500	57,500	51,729	162,495	10,000	(e)	453,224

(a)  Amounts reflect the executive officers’ annual cash bonus payouts for 2013 performance. These amounts were recommended by the compensation committee and approved by our Board of Directors. Of these amounts earned in 2013, $10,000 for Rick Rinaldo was paid in January 2014 and $20,000 for Rick Oppedisano was paid in January 2014.

(b)  Amounts reflect the aggregate value of restricted stock unit awards under the 2007 Award Plan (vested and unvested) granted to the executive officer in the applicable fiscal year, computed in accordance with applicable accounting standards and based on the stock price on the date of grant. For more information about the assumptions we made in determining the grant date fair value, see Note 10 of the Notes to Consolidated Financial Statements in our audited financial statements included with this Proxy Statement. All stock awards vest as described in the individual footnotes in the Summary Table for Outstanding Equity Awards below.

(c)  Amounts reflect the aggregate fair value of the option awards under the 2003 Option Plan on the grant date, as determined in accordance with ASC 718 using the BSM option pricing model for option awards. For more information about the assumptions we made in determining the grant date fair value, see Note 10 of the Notes to Consolidated Financial Statements in our audited financial statements included with this Proxy Statement. This column includes the value of the awards granted by the Board of Directors during the relevant calendar year. All options vest as described in the individual footnotes.

(d)  Amount represents consulting fees paid to Rick Rinaldo for his role as interim Chief Financial Officer for five months from April 2013 – September 2013. Commencing September 15, 2013, Mr. Rinaldo became an employee of the Company and accordingly his salary from such date onwards was recorded in the applicable column.

(e)  Amount represents sign on bonus granted to Rick Oppedisano as an integral part of his employment terms.

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(f)  Under Mr. Oppedisano’s employment agreement 50% of his annual bonus was to be paid in the form of equity awards. Notwithstanding, Mr. Oppedisano’s entire bonus for the second, third, and fourth quarter for 2013, was paid in cash and is included in the applicable bonus column above.

Summary Table for Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information with respect to outstanding equity incentive awards held by our executive officers as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(b)
Matt Bell, President and Chief Executive Officer (a)	175,005	124,995	1.80	4/23/2022	31,257	143,782
Rick Rinaldo, Chief Financial Officer(c)	0	0	0	0	75,000	345,000
Rick Oppedisano, VP, Global R&D and Marketing(d)	21,389	48,611	3.87	4/12/2023	12,900	59,340

(a)	Pursuant to the 2003 Option Plan, 300,000 options to purchase shares in the Company were granted to Mr. Bell on April 23, 2012. The options granted on April 23, 2012 vest as follows: 50,000 options vested on September 5, 2012 (i.e. after a 6 month cliff) and the remaining 250,000 vest in equal installments of 8,333 over a period of 30 months thereafter and until March 5, 2015. Therefore as of December 31, 2013, 175,005 options vested and were exercisable. The 300,000 options granted on April 23, 2012 to Mr. Bell, have an exercise price of $1.80. The options granted on April 23, 2012 may be exercised during a 10 year period, i.e. until April 23, 2022. In addition and pursuant to the 2007 Award Plan 75,000 restricted stock units (RSUs) in the Company were granted to Mr. Bell on September 6, 2012, subject to achievement of certain performance and revenue goals. The RSUs granted on September 6, 2012, vest as follows: 12,500 RSUs vested on September 6, 2012 and the remaining 62,500 vest in equal installments of 2,083 over a period of 30 months thereafter. Therefore as of December 31, 2013, 43,743 RSUs vested.

(b)	This column reflects the value of the awards based on the aggregate grant date fair value determined as detailed in Note 10 of the Notes to Consolidated Financial Statements in our audited financial statements included with this Proxy Statement, and does not reflect amounts the executive officer has actually realized during the fiscal year.

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(c)	Pursuant to the 2007 Award Plan, 75,000 restricted stock units (RSUs) in the Company were granted to Mr. Rinaldo pursuant to a Board resolution on November 19, 2013, subject to the filing of an S-8 which was filed in December 2013. The RSUs vest as follows: 14,581 RSUs shall vest on April 15, 2014 and the remaining RSUs shall vest in 29 equal installments of 2,083 thereafter. Therefore as of December 31, 2013, no RSUs vested.

(d)	Pursuant to the 2003 Option Plan, 70,000 options to purchase shares in the Company were granted to Mr. Oppedisano on April 12, 2013. The options granted on April 12, 2013 vest as follows: 11,667 options vested on July 1, 2013 (i.e. after a 6 month cliff) and the remaining 58,333 vest in equal installments of 1,944 over a period of 30 months thereafter. Therefore as of December 31, 2013, 21,389 options vested and were exercisable. The 70,000 options granted on April 12, 2013 to Mr. Oppedisano, have an exercise price of $3.87. The options granted on April 12, 2013 may be exercised during a 10 year period, i.e. until April 12, 2023. In addition, on May 28, 2018, and pursuant to the 2007 Award Plan Mr. Oppedisano was granted: (i) 10,000 restricted stock units (RSUs) in the Company which vest as follows: 3,058 RSUs shall vest on May 1, 2014 and the remaining 6,942 RSUs shall vest in equal installments of 278 RSUs over a period of 25 months thereafter; and (ii) 2,900 RSUs, in lieu of the applicable portion of a cash bonus for the first quarter of 2013 which RSUs would vest on May, 1, 2014. Therefore as of December 31, 2013, no RSUs vested.

Employment Agreements

We maintain written employment agreements with each of our executive officers. These employment agreements are with Modern Systems Corporation (f/k/a BluePhoenix USA, Inc.).  Executive officers or employees of the Company who also serve as directors or executive officers in our subsidiaries do not receive additional compensation for such service.

The employment agreements are not always specific regarding the term. However, the compensation policy stipulates that such agreements will be for a fixed term that does not exceed three years. Upon the expiry of an employment agreement, the agreement may be extended.  If we terminate the employment agreements, we are required to pay the usual severance pay in accordance with applicable law. The agreements with our executive officers provide for annual base salary and other benefits such as vacation, sick leave, health, dental, vision, 401(k) retirement savings plan, life and disability insurance.  In addition, our executive officers are required to enter into non-compete and confidentiality agreements.  A summary of the material terms of the employment agreements and offer letters with our executive officers is below.

The following definition applies to the term Change of Control in the employment agreements with our executive officers.  Change of Control occurs when any person, entity or affiliated group becomes the owner or owners of more than fifty percent (50%) of the outstanding equity securities of the Company, not including an increase in the current shareholders or any of their affiliates’ holdings.

Matt Bell

We entered into a letter agreement with Mr. Bell in March 2012, as President, providing an annual salary of $170,000 and all standard company benefits.  During the first year of employment, a two month notice of termination is required and after the first year a three month notice of termination is required.  During the notice period all salary, benefits, bonus accruing, vesting and payments will continue unchanged.  Pursuant to the agreement, Mr. Bell was granted 300,000 options at an exercise price of $1.80 which would vest over a period of three years in monthly installments with a six month cliff as long as Mr. Bell continued his employment with the company during this time.  In case of a Change of Control, all such Options granted under the agreement shall become fully vested.  Additionally, Mr. Bell was offered a bonus of $500,000 if the company is sold for more than $60 million before March 2015.

In September 2012, we entered into a letter agreement with Mr. Bell, providing an annual salary of $300,000, as President and Chief Executive Officer, with the salary change to be retroactive to his start as Chief Executive Officer, which was July 2012.  During the first year of employment, a three month notice of termination is required and after the first year of employment, a six month notice period is required.  All salary, benefits, bonus accruing, vesting and payments will continue unchanged.   In addition to the options granted above, Mr. Bell was granted 75,000 restricted stock units, which will vest over a three year period in monthly installments starting on his original hire date of March 2012, with a six month cliff.  Additionally, Mr. Bell would be granted up to another 50,000 RSUs if he met performance and revenue goals of up to $30 million in revenue and net margins of up to 15%.  In the case of a Change of Control, all granted RSUs from this agreement would become fully vested.  Additionally, the potential bonus upon a Change of Control described above was amended to $500,000 if the company is sold for more than $50 million and $1million if the company is sold for more than $100 million.

In January 2014, Mr. Bell entered into a letter agreement transferring his employment from BridgeQuest Solutions, Inc. to Modern Systems Corporation (f/k/a BluePhoenix USA, Inc.).

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Rick Rinaldo

We entered into a letter agreement with Mr. Rinaldo in September 2013, as Chief Financial Officer, providing an annual salary of $200,000 and all standard company benefits.  In the event his employment is terminated without cause, Mr. Rinaldo is eligible for 90 days of severance with stock vesting and benefits to continue unchanged.  Mr. Rinaldo was granted a total of 75,000 RSUs to vest over a period of three years from the signature date of the letter agreement.  A revised vesting schedule for such RSUs was approved by the Board of Directors at their meeting in March 2014.  The revised vesting schedule states that 14,581 shares shall vest immediately on April 15, 2014 and the remaining 60,419 RSUs shall vest over 29 months, in equal monthly installments, commencing on May 15, 2014. Mr. Rinaldo's compensation terms were updated by the Board and Compensation Committee in April 2014, pursuant to which upon the occurrence of a Structural Change (as such terms is defined in the Company's 2007 Award Plan) in the Company, while Mr. Rinaldo is still employed by the Company the following shall apply (a) the vesting schedule of Mr. Rinaldo's unvested RSUs for a period of 12 months as of the date of the Structural Change (“Initial Accelerated Awards”) shall be accelerated and shall be fully vested and exercisable upon the Structural Change; and (b) if within 6 months as of the date of the Structural Change, Mr. Rinaldo's employment is terminated by the Company without Cause (as such term is defined in the Company's 2007 Award Plan) or Mr. Rinaldo terminates his employment with the Company due to material reduction of his rate of compensation or in his authority, title or duties by the Company without Cause, then the vesting schedule of Mr. Rinaldo's RSUs for an additional period of 12 months after the Initial Accelerated Awards, shall be accelerated and shall be fully vested and exercisable. Mr. Rinaldo has the opportunity to earn a prorated quarterly bonus of 20% of his annual salary based upon personal and company performance goals.

Rick Oppedisano

We entered into a letter agreement with Mr. Oppedisano in December 2012, as Vice President of Marketing providing an annual salary of $168,000 and all standard company benefits.   Mr. Oppedisano’s start date was January 1, 2013.  Pursuant to the agreement, Mr. Oppedisano was granted 70,000 options at an exercise price of $3.87 which shall vest over a period of three years in monthly installments with a six month cliff as long as he continued his employment with the company during this time.  In case of a Change of Control, all such options shall become fully vested.  A sign on bonus of $10,000 was paid in monthly installments for the first 10 months of employment.  An annual bonus of $120,000 would be granted subject to achievement of target sales in the amount of $15 million in 2013. Pursuant to the agreement, this annual bonus will be awarded in quarterly payments to be paid one half in stock options and the other half in cash.  During the first year of employment a two month notice of termination is required and after the first year of employment, a three month notice of termination is required.  During the notice period all salary, benefits, bonus accruing, vesting and payments will continue unchanged.

In October 2013, an addendum to the employment agreement with Mr. Oppedisano was entered into expanding the scope of Mr. Oppedisano’s role.  As full consideration for the expanded scope of his position, Mr. Oppedisano was granted a one-time special grant of 10,000 RSUs to vest over three years in monthly installments from the date of the grant.   A revised vesting schedule was approved by the Board of Directors at their meeting in March 2014 pursuant to which  the above 10,000 RSU’s will vest as follows:   3,058 shares will vest on May 1, 2014 and the remaining 6,942 share will vest in 25 equal monthly installments commencing June 1, 2014.  In the case of a Change of Control, these RSUs described above would become fully vested. In keeping with the compensation policy, the addendum also stipulated a three year employment term and also provides for an advance termination notice period of 60 days.  Additionally, in accordance with the addendum, the annual  bonus in an amount up to $120,000 is now subject to the achievement of target sales, determined at the Chief Executive Officer’s discretion, subject to required approvals of the Board of Directors.  It was further stated in the addendum that half of such bonus would be paid in cash and half in RSUs (rather than in stock options).

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Director Compensation

In 2013, we compensated only non-employee directors for serving on our Board of Directors in accordance with previously approved guidelines.  Each non-employee director received an annual retainer of $20,000 paid in quarterly payments.  For those that joined the Board of Directors during 2013, the amount was pro-rated by 365 days.  For 2013, the total aggregate cash compensation earned by our non-employee directors for their service was $98,726. We also reimburse each of our directors for expenses incurred in connection with attending Board of Directors’ meetings and for their service as directors in accordance with our compensation policy.

Our general policy is to grant our new non-employee directors an initial equity award of 30,000 RSU’s to vest in equal installments over 36 months.

Our non-employee directors, currently Melvin L. Keating, the Chairman of our Board of Directors, Thomas J. Jurewicz and Harel Kodesh, receive a compensation package, as approved in accordance with the Companies Regulations (Reliefs in Transactions with Related Parties) 2000 in the same amounts and on such terms payable to our outside directors, in accordance with the Companies Regulations (Rules for the Payment of Remuneration and Expenses of Outside Directors) 2002, referred to as the Outside Directors Regulations, as follows:

(a)	Cash Compensation — an annual total compensation of $20,000 consisting of the annual payment, payable in quarterly installments in accordance with the Outside Directors Regulations and per meeting payment, which shall be paid following each meeting in accordance with the Outside Directors Regulations; and

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(b)	RSUs Compensation — 30,000 RSUs to be granted to each non-employee director upon his or her initial appointment to the Board of Directors (and every three years thereafter), under the same terms of the RSUs granted to the outside directors. The RSUs shall vest and become exercisable in equal monthly installments over a period of 36 months following the date of grant.

 The grant of the RSUs is made under the terms set forth in our 2007 Award Plan and in accordance with our standard grant letter. In the event of a change of control pursuant to which (i) any shareholder holding less than 25% of the outstanding share capital of the company on the date of grant (except for the three shareholders) shall hold at least 50% of the outstanding share capital of the company;  or (ii) a merger or a sale of 50% or more of the company’s activities shall be effected (each of (i) and (ii), referred to herein as a “Change of Control”), then all outstanding RSUs previously granted, shall be automatically vested.

 Compensation of the Chairman of the Board of Directors

On April 11, 2013, our shareholders approved, following the approval of our compensation committee and Board of Directors, in accordance with the Companies Law, a compensation package for Mr. Keating similar to the compensation package for the non-employee directors, with the exception that the number of RSUs granted to Mr. Keating shall be 45,000 RSUs which shall be granted following the shareholders’ approval and shall vest and become exercisable in equal monthly installments over a 36 month period, beginning on March 1, 2013.

It was further resolved by the shareholders, that any chairman of the board appointed from time to time, other than Mr. Keating, shall be entitled to the compensation generally payable to our non-employee directors.

Compensation of Our Outside Directors

In September 2012, our shareholders approved, following the approval of our audit committee and our Board of Directors, the compensation payable to our outside directors (Carla Corkern and Brian Crynes), in accordance with the Companies Regulations (Rules for the Payment of Remuneration and Expenses of Outside Directors) 2002, as follows:

(a) Cash Compensation — an annual total compensation of $20,000 consisting of the annual payment, payable in quarterly installments in accordance with the Outside Directors Regulations and per meeting payment, which shall be paid following each meeting in accordance with the Outside Directors Regulations; and

(b) RSUs Compensation — 30,000 RSUs to be granted to each outside director upon his or her initial appointment to the Board of Directors (and every three years thereafter). The RSUs shall vest and become exercisable in equal monthly installments over a period of 36 months following the date of grant.

The grant of the RSUs is made under the terms set forth in our 2007 Award Plan and in accordance with our standard grant letter. In the event of a Change of Control, then all outstanding RSUs previously granted, shall be automatically vested.

Summary Table for Director Compensation

The table below sets forth, for each non-employee or outside director, the amount of cash compensation paid by us and the value of stock awards received from us for his or her service, during 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Melvin L. Keating, Chairman of the Board of Directors(a)	15,393	217,130	232,523
Brian Crynes, Outside Director	20,000	0	20,000
Harel Kodesh (b)	20,000	0	20,000
Thomas J. Jurewicz	20,000	0	20,000
Carla Corkern, Outside Director (c)	14,396	116,100	130,496
Shimon Bar-Kama(d)	3,333	0	3,333
Adi Bershadsky(e)	5,604	0	5,604

(a)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “—Compensation for the Chairman of the Board of Directors” above, Mr. Keating was granted 2,688 restricted stock units pursuant to the 2007 Award Plan, in January and February 2013, 6,454 restricted stock units in March, and 45,000 restricted stock units in April 2013. The grants in January through March vested in the month granted. The 45,000 shares will vest over 36 months in equal installments.

(b)	Mr. Kodesh, whose term expires at the Annual Meeting, will not stand for reelection.

(c)	Pursuant to the 2007 Award Plan and the compensation arrangement detailed under “—Compensation for Our Outside Directors,” Ms. Corkern was granted 30,000 RSU’s in April 2013, which will vest over 36 months in equal installments.

(d)	Mr. Bar-Kama served on the Board of Directors from June 2012 to February 2013.

(e)	Ms. Bershadsky served on the Board of Directors from May 2012 to April 2013.

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Transactions With Related Persons

In November 2013, we issued 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund, G.P. at a price per ordinary share of $4.00 in a private placement.  We received aggregate gross proceeds of $2.5 million. Issuance expenses amounted to $210,000. The issuance of such shares was exempt from registration in reliance on Section 4(2) of the Securities Act for transactions not involving any public offering. There were no underwriting discounts or commissions in connection with such offering.

Modern Systems Corporation (f/k/a BluePhoenix USA, Inc.) is party to a loan and security agreement with Comerica Bank, the terms of which were amended in October 2014.  Each of Columbia Pacific and Prescott is a guarantor of certain of our obligations under the loan and security agreement, as amended.

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Receipt And Consideration Of The Financial Statements

Our audited financial statements for the year ended December 31, 2013 are included in our Annual Report on Form 10-K, which we filed with the SEC on March 28, 2013. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 is available at www.bphx.com. The information provided on the Company website is not part of this Proxy Statement, and therefore is not incorporated herein by reference. A copy of the financial statements for the year ended December 31, 2013 are included in this Proxy Statement as Annex D.

The Company’s Annual Report is not a part of this Proxy Statement. At the Annual Meeting, the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2013 and the Auditor’s Report in respect thereto will be presented and considered.

Vote Required and Board of Directors’ Recommendation

This item does not involve a vote of the shareholders.

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Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Thomas J. Jurewicz
Brian Crynes
Carla Corkern

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers, and greater than 10% shareholders file reports with the SEC and the NASDAQ on their initial beneficial ownership of our ordinary shares and any subsequent changes. They must also provide us with copies of the reports. We were not subject to Section 16(a) during the year ended December 31, 2013.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Company shareholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or the Company. Direct your written request to the Company’s Chief Financial Officer at 601 Union Street, Suite 4616, Seattle, Washington 98101 or contact our Chief Financial Officer at (206) 395-4152. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E. Room 1580
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Our SEC filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated , 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement to shareholders does not create any implication to the contrary.

If you have any questions about the Annual Meeting after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement or the proxy card, you should contact us as follows:

Chief Financial Officer
BluePhoenix Solutions, Ltd.
601 Union Street
Suite 4616
Seattle, Washington 98101

By Order of the Board of Directors,

/s/ Rick Rinaldo

Rick Rinaldo
Chief Financial Officer

Seattle, Washington
October 24, 2014

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 is available without charge upon written request to: BluePhoenix Solutions, Ltd, c/o Chief Financial Officer, 601 Union Street, Suite 4616, Seattle, Washington.

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Annex A

BluePhoenix Solutions, Ltd.

Amended and Restated Merger Agreement

Execution Version

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

by and among

BLUEPHOENIX SOLUTIONS LTD.,

MODERN SYSTEMS CORPORATION,

BP-AT ACQUISITION CORPORATION,

SOPHISTICATED BUSINESS SYSTEMS, INC.,

THE STOCKHOLDERS OF SOPHISTICATED BUSINESS

SYSTEMS, INC.

And

SCOTT MILLER

As Stockholder Representative,

DATED AS OF OCTOBER 14, 2014

SECTION 1. DESCRIPTION OF TRANSACTION		2

1.1	Merger of the Company into Merger Sub.	2
1.2	Effect of the Merger.	2
1.3	Closing; Effective Time.	2
1.4	Certificate of Incorporation and Bylaws; Directors and Officers.	2
1.5	Merger Consideration; Conversion of Securities.	2
1.6	Closing of the Company’s Transfer Books.	3
1.7	Exchange of Certificates.	3
1.8	Adjustment to Number of Shares Comprising the Aggregate Merger Consideration; Company Common Stock.	3
1.9	November 23, 2013 SPA.	4
1.10	Further Action.	4

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		4

2.1	Due Organization; Subsidiaries.	4
2.2	Certificate and Bylaws; Records.	5
2.3	Capitalization, Etc.	5
2.4	Financial Statements.	5
2.5	Absence of Changes.	6
2.6	Title to Assets.	7
2.7	Bank Accounts.	7
2.8	Equipment; Leasehold.	7
2.9	Proprietary Assets.	7
2.10	Contracts.	8
2.11	Liabilities.	10
2.12	Compliance With Legal Requirements.	10
2.13	Governmental Authorizations.	10
2.14	Tax Matters.	10
2.15	Employee and Labor Matters; Benefit Plans.	11
2.16	Environmental Matters.	12
2.17	Insurance.	12
2.18	Related Party Transactions.	12
2.19	Legal Proceedings; Orders.	12
2.20	Authority; Binding Nature of Agreement.	13
2.21	Non-Contravention; Consents.	13
2.22	Information Supplied.	14
2.23	Foreign Corrupt Practices Act.	14
2.24	Money Laundering Laws.	14
2.25	OFAC.	14
2.26	No Brokers’ Fees.	14
2.27	No Other Representations.	15

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SECTION 3. REPRESENTATIONS AND WARRANTIES OF FOREIGN PARENT, PARENT AND MERGER SUB		15

3.1	Due Organization.	15
3.2	Requisite Power and Authority.	15
3.3	Non-Contravention; Consents.	16
3.4	Foreign Parent Stock.	17
3.5	Filings with the SEC.	17
3.6	Financial Statements.	18
3.7	Absence of Certain Changes.	18
3.8	Legal Proceedings; Orders; Permits.	19
3.9	No Brokers’ Fees.	19
3.10	Operations; Capitalization of Merger Sub.	19
3.11	Proprietary Assets.	19
3.12	Liabilities.	20
3.13	Compliance with Legal Requirements.	20
3.14	Tax Matters.	20
3.15	Government Approvals.	21
3.16	Listing and Maintenance Requirements.	21
3.17	Application of Takeover Protections.	21
3.18	Foreign Corrupt Practices Act.	21
3.19	Money Laundering Laws.	21
3.20	OFAC.	22
3.21	Accounting Controls.	22
3.22	Investment Company Status.	22
3.23	No Integrated Offering.	22
3.24	Restrictive Agreements.	22
3.25	Information Supplied.	22

SECTION 4. CONDITIONS TO CLOSING.		23

4.1	Conditions to Obligations of All Parties.	23
4.2	Conditions to Obligations of Foreign Parent, Parent and Merger Sub.	23
4.3	Conditions to Obligations of the Company.	25

SECTION 5. COVENANTS		27

5.1	Preparation of Proxy Statement.	27
5.2	Conduct of Business by the Company.	27
5.3	Conduct of Business by Foreign Parent.	28
5.4	Access to Information.	29
5.5	Foreign Parent Stockholders Meeting.	29
5.6	Notice of Certain Events.	29
5.7	NASDAQ Listing.	30
5.8	Furnishing of Information; Public Information.	30
5.9	Continuing Indemnification.	30
5.10	Registration Of Foreign Parent Stock.	30
5.11	Public Announcements.	30
5.12	Form 8-K.	31
5.13	Reserved.	31
5.14	Tax Free Reorganization.	31
5.15	Tax Matters.	31
5.16	Pre-emptive Rights.	32

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SECTION 6. INDEMNIFICATION		32

6.1	Survival of Representations, Etc.	32
6.2	Stockholder Indemnification.	32
6.3	Foreign Parent and Parent Indemnification.	34
6.4	Stockholder Escrow Arrangements.	35
6.5	Tax Indemnity Event Indemnification.	37
6.6	Indemnification Completion Date.	37
6.7	Determination of Damages.	37
6.8	No Special or Punitive Damages.	37
6.9	Exclusive Remedy.	38
6.10	Purchase Price Adjustment.	38
6.11	Arbitration Process.	38

SECTION 7. TERMINATION		38

7.1	Termination.	38
7.2	Effect of Termination.	39

SECTION 8. MISCELLANEOUS PROVISIONS		39

8.1	Stockholder Representative.	39
8.2	Further Assurances.	41
8.3	Fees and Expenses.	41
8.4	Attorneys’ Fees.	41
8.5	Notices.	42
8.6	Time of the Essence.	42
8.7	Headings.	42
8.8	Counterparts.	42
8.9	Governing Law.	43
8.10	Successors and Assigns.	43
8.11	Specific Performance.	43
8.12	Waiver.	43
8.13	Amendments.	43
8.14	Severability.	43
8.15	Parties in Interest.	43
8.16	Entire Agreement.	43
8.17	Construction.	44

EXHIBITS

Exhibit A	Definitions

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AMENDED AND RESTATED

AGREEMENT AND PLAN

OF MERGER

This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of October 14, 2014, by and among: BluePhoenix Solutions Ltd., an Israeli company (the “Foreign Parent”), Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation and an indirect, wholly-owned subsidiary of Foreign Parent (“Parent”); BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”); Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras” (the “Company”); the stockholders of the Company listed on the signature page hereof; and Scott Miller (“Stockholder Representative”). Foreign Parent, Parent, Merger Sub, Company and Stockholder Representative are each a “Party” and collectively the “Parties” to this Agreement. Capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.        The Parties previously entered into an Agreement and Plan of Merger dated August 13, 2014 (the “Prior Merger Agreement”).

B.        The Parties have agreed to amend and restate the Prior Merger Agreement as set forth below.

C.        The Board of Directors of each of Foreign Parent, Parent, Merger Sub and the Company have each approved and determined that it is in the best interests of their respective entities and the stockholders thereof to enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Parent.

D.        The Parties hereto intend, by executing this Agreement, that outstanding shares of common stock, $1.00 par value per share, of the Company (“Company Common Stock”) will, in accordance with this Agreement, be converted into the right to receive 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, of Foreign Parent (“Foreign Parent Stock”).

E.        The Parties hereto intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and to cause the Merger to qualify as a tax-free reorganization under the provisions of Section 368 of the Code and Treasury Regulation §1.367(a) – 3.

F.        The Parties hereto intend, by executing this Agreement, that the Foreign Parent Stock to be issued in connection with the Merger will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.

G.        Concurrent with the execution and delivery of this Agreement, each of the shareholders of Foreign Parent identified on Schedule 4.3(j)(vii) are executing and delivering to Company a Uni-Lateral Shareholders’ Undertaking, agreeing to vote in favor of the Merger (the “Merger Uni-Lateral Undertakings”).

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AGREEMENT

The Prior Agreement is hereby amended in its entirety and restated herein. Upon such execution, all rights, obligations, representations, warranties, covenants and other agreements made in the Prior Agreement are hereby superseded in their entirety  and shall have no further force or effect. The Parties to this Agreement agree as follows:

SECTION 1.       DESCRIPTION OF TRANSACTION

1.1          Merger of the Company into Merger Sub.        Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”) as a wholly-owned subsidiary of Parent.

1.2          Effect of the Merger.        The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the Delaware General Corporation Law (the “DGCL”) and the Texas Business Organizations Code (“TBOC”).

1.3          Closing; Effective Time.        The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Parent, on a date to be specified by the parties, which date shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Section 4 (the “Closing Date”). At the Closing, the Merger will be consummated by the filing with the Secretary of State of the State of Delaware and the Secretary of State of the State of Texas of the Certificates of Merger, in such form as required by, and signed and attested in accordance with, the relevant provisions of the DGCL and the TBOC, as applicable (the time of the filing of such instrument being the “Effective Time”).

1.4          Certificate of Incorporation and Bylaws; Directors and Officers.

(a)          At the Effective Time, the Certificate of Formation of the Company shall be amended to read in its entirety as shall be mutually agreed by the Foreign Parent, Parent, the Company and the Stockholder Representative prior to the Closing and, as so amended, shall be the Certificate of Formation of the Surviving Corporation;

(b)          The Bylaws of the Company in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation; and

(c)          The respective directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

1.5          Merger Consideration; Conversion of Securities.

(a)          Merger Consideration Definitions for Company Stock. The “Aggregate Merger Consideration” payable by Foreign Parent upon the Closing shall be 6,195,494 shares of Foreign Parent Stock. The Pro Rata Merger Consideration (“Pro Rata Merger Consideration”) for each stockholder of the Company as of the date hereof (collectively, the “Stockholders”) is set forth on Schedule 1.5(a) and is subject to adjustment as set forth in Section 1.8 below. The Company will deliver to Foreign Parent the final Pro Rata Merger Consideration for each Stockholder as of the Effective Time (the “Final Merger Consideration Spreadsheet”).

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(b)          Equity Conversion. At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub or the Company:

(i)          each outstanding share of Company Common Stock shall be converted into the right to receive the Pro Rata Merger Consideration; and

(ii)         the shares of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become the outstanding shares of capital stock of the Surviving Corporation following the Effective Time.

1.6          Closing of the Company’s Transfer Books.        At the Effective Time, holders of certificates representing shares of capital stock of the Company (the “Company Stock Certificates”) that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company, and the stock transfer books of the Company shall be closed with respect to all shares of such capital stock of the Company outstanding immediately prior to the Effective Time.

1.7          Exchange of Certificates.

(a)          At the Closing, the Stockholders shall deliver to Foreign Parent the Company Stock Certificates held by such Stockholders, which shall be properly endorsed in blank or shall be accompanied by a properly executed stock power, and Foreign Parent shall cause its transfer agent to make book-entry notations for each Stockholder representing his, her or its Pro Rata Merger Consideration; provided that the book-entry notations shall represent only whole shares of Parent Common Stock and shall be rounded up or down to the nearest whole number of shares in lieu of any fractional shares to which a Stockholder would otherwise be entitled and subject to the delivery terms of the Stockholder Escrow Shares as set forth in Section 6.4. All Company Stock Certificates surrendered to Parent shall be canceled, and until surrendered and canceled as contemplated by this Section 1.7, shall be deemed, from and after the Effective Time, to represent only the right to receive the Pro Rata Merger Consideration. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the issuance of any certificate representing Foreign Parent Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and indemnity against any claim that may be made against Foreign Parent, Parent or the Surviving Corporation with respect to such lost, stolen or destroyed Company Stock Certificate.

(b)        Foreign Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any Stockholder pursuant to this Agreement such amounts as Foreign Parent or the Surviving Corporation may be required to deduct or withhold therefrom under the Code or under any provision of state, local or foreign tax law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

1.8          Adjustment to Number of Shares Comprising the Aggregate Merger Consideration; Company Common Stock.        If between the Closing Date and the Effective Time, the outstanding shares of Foreign Parent Stock are changed into a different number of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, then the number of shares of Foreign Parent Stock comprising the Aggregate Merger Consideration shall be appropriately adjusted. If between the Closing Date and the Effective Time, the outstanding shares of Company Common Stock are changed into a different number of shares by reason of any issuance of Company common stock, stock split, division or subdivision of shares, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, then the Pro Rata Merger Consideration shall be appropriately adjusted.

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1.9          November 23, 2013 SPA.       The Foreign Parent is a party to an Amended and Restated Securities Purchase Agreement dated as of November 23, 2013 (the “November 23, 2013 SPA”). The Merger may result in the issuance of Foreign Parent Stock to the purchaser party to the November 23, 2013 SPA. Any such issuance shall be dilutive to all Foreign Parent shareholders including the Company’s Stockholders.

1.10        Further Action.       If, at any time after the Effective Time, any further action is determined by Foreign Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation or Parent with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation, Foreign Parent and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

SECTION 2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Contemporaneously with the execution and delivery of this Agreement, the Company shall deliver to Parent disclosure schedules numbered according to the relevant sections in this Agreement (the “Disclosure Schedules”). Any exception or qualification set forth in the Disclosure Schedules with respect to a particular representation, warranty or covenant contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations, warranties and covenants contained in this Agreement as and to the extent the content of such disclosure makes its applicability to such other representations, warranties and covenants reasonably apparent. Subject to the exceptions and qualifications set forth in the Disclosure Schedules, the Company hereby represents and warrants to Foreign Parent, Parent and Merger Sub as follows:

2.1          Due Organization; Subsidiaries.

(a)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under this Agreement.

(b)          The Company is not and has not been required to be qualified, authorized, registered or licensed to transact business as a foreign corporation in any jurisdiction other than the jurisdictions identified in Schedule 2.1(b), except where the failure to be so qualified, authorized, registered or licensed has not had and will not have a Material Adverse Effect on the Company. The Company is in good standing as a foreign corporation in each of the jurisdictions identified in Schedule 2.1(b).

(c)          Schedule 2.1(c) sets forth (i) the names of the members of the Company’s board of directors, and (ii) the names and titles of the Company’s officers. The Company’s board of directors has no committees.

(d)          The Company does not own any equity interest in any Entity and has not agreed, and is not obligated, to make any future investment in or capital contribution to any Entity. Except as provided in Schedule 2.1(d), the Company has not guaranteed and is not responsible or liable for any obligation of any other Entity.

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2.2          Certificate and Bylaws; Records.       The Company has provided Parent with accurate and complete copies of: (a) its Certificate of Formation and Bylaws, including all amendments thereto; (b) its stock or other securities records; and (c) its minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of its stockholders and its board of directors. The Company is not in violation of any of the provisions of its Certificate of Formation or Bylaws. The stock records, minute books and other records of the Company are accurate, up-to-date and complete in all material respects.

2.3          Capitalization, Etc.

(a)          The authorized capital stock of the Company consists of One million (1,000,000) shares of Company Common Stock, $1.00 par value per share, of which Seven hundred seventy-three and sixty-six one hundredths (773.66) shares are issued and outstanding as of the date of this Agreement and are held by the Stockholders as provided in Schedule 2.3(a). All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable and have been issued and granted in compliance with all applicable securities laws and other applicable Legal Requirements. No Person other than the Stockholders owns, directly or indirectly, or has the right to vote or control any shares of Company Common Stock and there is no Encumbrance on the Company Common Stock.

(b)          There is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of Company Common Stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of Company Common Stock or other securities of the Company; (iii) Contract under which the Company is or may become obligated to sell or otherwise issue any shares of Company Common Stock or any other securities of the Company; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of Company Common Stock or other securities of the Company (each such right described in clauses (i) through (iv), a “Company Option”).

2.4          Financial Statements.

(a)          Set forth in Schedule 2.4 are the following financial statements and notes (collectively, the “Company Financial Statements”):

(i)          The audited balance sheets of the Company as of December 31, 2012 and 2013, and the related audited income statements, statements of stockholders’ equity and statements of cash flows of the Company for the years then ended, together with the notes thereto and the unqualified report and opinion of BDO Ziv Haft, certified Public Accountants, relating thereto; and

(ii)          the unaudited balance sheet of the Company as of June 30, 2014 (the “Unaudited Interim Balance Sheet”), and the related unaudited income statement of the Company for the three months then ended.

(b)          The Company Financial Statements are accurate and complete in all material respects and present fairly the financial position of the Company as of the respective dates thereof and the results of operations and, in the case of the financial statements referred to in Section 2.4(a)(i), stockholders’ equity and cash flows of the Company for the periods covered thereby. The Company Financial Statements have been prepared in accordance with GAAP throughout the periods covered (except that the financial statements referred to in Section 2.4(a)(ii) do not contain footnotes and are subject to normal and recurring year-end audit adjustments, which will not, individually or in the aggregate, be material in magnitude).

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2.5          Absence of Changes.       Except as set forth in Schedule 2.5, since March 31, 2014:

(a)          there has not been any material adverse change in the Company’s business, financial condition, or operations, and no event has occurred that will, or could reasonably be expected to, have a Material Adverse Effect on the Company;

(b)          there has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the Company’s assets (whether or not covered by insurance);

(c)          the Company has not declared, accrued, set aside or paid any dividend or made any other distribution in respect of any of its securities, and the Company has not repurchased, redeemed or otherwise reacquired any of its securities;

(d)          there has been no amendment to the Company’s Certificate of Formation or Bylaws, and the Company has not effected or been a party to any Acquisition Transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

(e)          the Company has not made any capital expenditure which, when added to all other capital expenditures made on behalf of the Company since December 31, 2013, exceeds Fifty Thousand Dollars ($50,000);

(f)          the Company has not (i) acquired, leased or licensed any right or other asset from any other Person, (ii) sold or otherwise disposed of, or leased or licensed, any right or other asset to any other Person, or (iii) waived or relinquished any right, except for immaterial rights or other immaterial assets acquired, leased, licensed or disposed of in the ordinary course of business and consistent with the Company’s past practices;

(g)          the Company has not written off or established any extraordinary reserve with respect to, any account receivable or other indebtedness in excess of Ten Thousand Dollars ($10,000);

(h)          the Company has not made any pledge of any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance, except for pledges of immaterial assets made in the ordinary course of business and consistent with the Company’s past practices;

(i)          the Company has not (i) lent money to any Person (other than pursuant to routine travel advances made to employees in the ordinary course of business), or (ii) incurred or guaranteed any indebtedness for borrowed money;

(j)          the Company has not (i) established or adopted any employee benefit plan, (ii) paid any bonus, or (iii) made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees in excess of Ten Thousand Dollars ($10,000);

(k)          the Company has not changed any of its methods of accounting or accounting practices in any respect;

(l)          the Company has not made any Tax election;

(m)        the Company has not become a party to or settled any Legal Proceeding;

6

(n)         the Company has not entered into any material transaction or taken any other material action outside the ordinary course of business or inconsistent with its past practices;

(o)         the Company has not sold, issued or authorized the issuance of (i) any of its capital stock or other securities, (ii) any option or right to acquire any of its capital stock or any other securities, or (iii) any instrument convertible into or exchangeable for any or its capital stock or other securities; and

(p)         the Company has not agreed or committed to take any of the actions referred to in clauses (c) through (o) of this Section 2.5.

2.6          Title to Assets.

(a)          The Company owns, and has good and valid title to, all of the material assets purported to be owned by it, free and clear of any liens or other Encumbrances, except for (i) any lien for current taxes not yet due and payable, (ii) minor liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company, and (iii) the Encumbrances set forth on Schedule 2.6(a).

(b)          Schedule 2.6(b) identifies all assets that are material to the business of the Company and that are being leased or licensed to the Company.

2.7          Bank Accounts.       Schedule 2.7 sets forth with respect to each account maintained by or for the benefit of the Company the name of the bank or financial institution at which the account is located, the account number and the nature of the account.

2.8          Equipment; Leasehold.

(a)          All material items of equipment and other tangible assets owned by or leased to the Company are adequate for the uses to which they are being put, are in good operating condition and repair in all material respects (ordinary wear and tear excepted), and are adequate for the conduct of the Company’s business in the manner in which such business is currently being conducted.

(b)          The Company does not own any real property or any interest in real property, except for the leasehold interests created under the real property leases identified in Schedule 2.8(b).

2.9          Proprietary Assets.

(a)          Schedule 2.9(a)(i) sets forth, with respect to each Proprietary Asset that is owned by the Company and registered with a Governmental Body or for which an application has been filed with any Governmental Body, (i) a brief description of such Proprietary Asset, and (ii) the names of the jurisdictions covered by the applicable registration or application. Schedule 2.9(a)(ii) identifies all other Proprietary Assets owned by the Company that are material to its business. Schedule 2.9(a)(iii) identifies any ongoing royalty or other payment obligations in excess of Ten Thousand Dollars ($10,000.00) per year with respect to each Proprietary Asset that is licensed or otherwise made available to either the Company by any Person and is material to the business of the Company (except for any Proprietary Asset that is licensed to the Company under any third party software license generally available to the public), and identifies the Contract under which such Proprietary Asset is being licensed or otherwise made available to the Company. The Company has good and valid title to all of its Company Proprietary Assets identified in Schedules 2.9(a)(i) and 2.9(a)(ii), free and clear of all Encumbrances, except for (i) any lien for current taxes not yet due and payable, (ii) minor liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company, or (iii) as set forth on Schedule 2.9(a)(iv). The Company has a valid right to use, license and otherwise exploit all of its respective Proprietary Assets identified in Schedules 2.9(a)(i) and 2.9(a)(ii). Except as set forth in Schedule 2.9(a)(v), there is no Contract pursuant to which any Person other than the Company has any right (whether or not currently exercisable) to use, license or otherwise exploit any Company Proprietary Asset.

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(b)          The Company has taken reasonable measures and precautions to protect and maintain the confidentiality of its material Company Proprietary Assets. To the Company’s Knowledge, no current or former employee, officer, director, stockholder, consultant or independent contractor has any right, claim or interest in or with respect to any Company Proprietary Asset.

(c)          (i) All patents, trademarks, service marks and copyrights held by the Company are valid, enforceable and subsisting; (ii) to the Company’s Knowledge, none of the Company Proprietary Assets and no Proprietary Asset that is currently being developed by the Company (either by itself or with any other Person) infringes, misappropriates or conflicts in any respect with any Proprietary Asset owned or used by any other Person; (iii) to the Company’s Knowledge, no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Company Proprietary Asset and (iv) in each case to the Company’s Knowledge, the Company has not taken any action that has infringed, misappropriated or made any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and the Company has not received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of, any Proprietary Asset owned or used by any other Person.

(d)          The Company Proprietary Assets constitute all the Proprietary Assets necessary to enable the Company to conduct its business in the manner in which such business is being conducted. The Company has not (i) licensed any of the Company Proprietary Assets to any Person on an exclusive basis, or (ii) entered into any covenant not to compete or Contract limiting its ability to exploit fully any Company Proprietary Assets or to transact business in any market or geographical area or with any Person.

2.10        Contracts.

(a)          Schedule 2.10(a) identifies:

(i)          each Company Contract relating to the employment of, or the performance of services by, any employee, consultant or independent contractor which involves payment obligations of Fifty Thousand Dollars ($50,000) or more per year;

(ii)         each Company Contract relating to the acquisition, transfer, use, development, sharing or license of any technology or any Proprietary Asset which involves payment obligations of Fifty Thousand Dollars ($50,000) or more per year;

(iii)        each Company Contract imposing any restriction on the Company’s right or ability (A) to compete with any other Person, (B) to acquire any product or other asset or any services from any other Person, to sell any product or other asset to or perform any services for any other Person or to transact business or deal in any other manner with any other Person, or (C) to develop or distribute any technology;

8

(iv)        each Company Contract creating an agency relationship, distribution arrangement or franchise relationship;

(v)         each Company Contract relating to the creation of any Encumbrance with respect to any asset of the Company;

(vi)        each Company Contract involving or incorporating any guaranty, any pledge, any performance or completion bond, or any indemnity surety arrangement;

(vii)       each Company Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities;

(viii)      each Company Contract relating to the purchase or sale of any product or other asset by or to, or the performance of any services by or for, any Related Party;

(ix)         each Company Contract constituting a Government Contract;

(x)          any other Company Contract that was entered into outside the ordinary course of business; and

(xi)         any other Company Contract that contemplates or involves (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate, or (B) the performance of services having a value in excess of Fifty Thousand Dollars ($50,000).

The Company Contracts in the respective categories described in this Section 2.10(a) are referred to in this Agreement as the “Material Contracts.”

(b)          The Company has delivered to Parent accurate and complete copies of all written Material Contracts, including all amendments thereto. Each Material Contract is valid and in full force and effect, and, to the Company’s Knowledge, is enforceable by the Company in accordance with its terms.

(c)          Except as set forth in Schedule 2.10(c):

(i)          the Company has not violated or breached, or committed any default (excluding a technical default) under, any Material Contract, and, to the Company’s Knowledge, no other Person has violated or breached, or committed any act that could be considered a violation or breach or material default under, any Material Contract;

(ii)         to the Company’s Knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, (A) result in a violation or breach of any Material Contract, (B) give any Person the right to declare a default or exercise any remedy under any Material Contract, (C) give any Person the right to accelerate the maturity or performance of any Material Contract, or (D) give any Person the right to cancel, terminate or modify in any material respect any Material Contract; and

(iii)        the Company has not waived any material rights under any Material Contract.

(iv)        the Company has no Contract, plan or arrangement (non-competition or otherwise), commitment, judgment, injunction, order or decree to which the Company or its Subsidiaries is a party or otherwise binding upon the Company or its Subsidiaries which has or may reasonably be expected to have the effect of prohibiting or impairing any business practice of the Company or its Subsidiaries, any acquisition of material property (tangible or intangible) by the Company or its Subsidiaries, the conduct of business by the Company or its Subsidiaries, or otherwise limiting the Company or its Subsidiaries, to conduct any business activities, or to compete with any Person. Without limiting the generality of the foregoing, neither the Company nor its Subsidiaries has entered into any Contract under which the Company or its Subsidiaries is restricted from selling, licensing, manufacturing or otherwise distributing any of its Proprietary Assets or products or from providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market or from hiring or soliciting potential employees, consultants or independent contractors.

9

(d)          Except as set forth in Schedule 2.10(d), no Person is currently renegotiating any material amount paid or payable to the Company under any Material Contract or any other material term or provision of any Material Contract.

2.11        Liabilities.        The Company has no accrued, contingent or other liabilities of any nature, either matured or unmatured, which are required to be reflected in financial statements in accordance with GAAP, and whether due or to become due, except for: (i) liabilities identified set forth in the Unaudited Interim Balance Sheet; (ii) accounts payable and accrued expenses that have been incurred by the Company since June 30, 2014 in the ordinary course of business and consistent with the Company’s past practices; and (iii) the liabilities identified in Schedule 2.11.

2.12        Compliance With Legal Requirements.       The Company is in compliance with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements has not had and will not have a Material Adverse Effect on it. Except as set forth in Schedule 2.12, the Company has not received any written notice from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, that remains outstanding or otherwise unresolved.

2.13        Governmental Authorizations.       Schedule 2.13 identifies each material Governmental Authorization held by the Company, and the Company has delivered to Parent accurate and complete copies of all such Governmental Authorizations. The Governmental Authorizations identified in Schedule 2.13 are valid and in full force and effect, and collectively constitute all Governmental Authorizations required or necessary to enable each of the Company to conduct its business substantially in the manner in which the business is currently being conducted. The Company is in substantial compliance with the Governmental Authorizations identified in Schedule 2.13. The Company has not received any written notice from any Governmental Body regarding (a) any actual or possible violation of or failure to comply with any term or requirement of any Governmental Authorization identified in Schedule 2.13, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization identified in Schedule 2.13 that remains outstanding or otherwise unresolved.

2.14        Tax Matters.

(a)          All material Tax Returns required to be filed by or on behalf of the Company with any Governmental Body with respect to any taxable period ending on or before the Closing Date (collectively, the “Company Returns”) (i) have been filed on or before the applicable due date (including any extensions of such due date), and (ii) have been accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements. All amounts shown on the Company Returns to be due on or before the Closing Date have been paid. The Company has delivered to Parent accurate and complete copies of all Tax Returns of the Company filed since December 31, 2011.

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(b)          Except as set forth in Schedule 2.14(b), since December 31, 2008 there have been no examinations or audits of any Company Return. Except as set forth in Schedule 2.14(b), no extension or waiver of the limitation period applicable to any of the Company Returns has been granted (by the Company or any other Person), and no such extension or waiver has been requested from the Company.

(c)          Except as set forth in Schedule 2.14(c), no claim or Legal Proceeding is pending or, to the Company’s Knowledge, has been threatened against or with respect to the Company in respect of any Tax. There are no unsatisfied liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Company with respect to any Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by the Company and with respect to which adequate reserves for payment have been established). There are no liens for Taxes upon any of the assets of the Company except liens for current Taxes not yet due and payable. The Company has not been, and the Company will not be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

(d)          There is no Contract covering any employee or independent contractor or former employee or independent contractor of the Company that, considered individually or considered collectively with any other such Contracts, will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. The Company is not a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar Contract.

(e)          The Company Financial Statements fully accrue all actual and contingent liabilities for Taxes with respect to all periods through the dates thereof in accordance with GAAP.

2.15        Employee and Labor Matters; Benefit Plans.

(a)          Schedule 2.15(a) identifies each salary, bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or agreement (collectively, the “Plans”) sponsored, maintained, contributed to or required to be contributed to by the Company for the benefit of any employee of the Company (“Employee”).

(b)          Each of the Plans intended to be qualified under Section 401(a) of the Code has received a favorable determination from the Internal Revenue Service, and the Company is not aware of any reason why any such determination letter should be revoked.

(c)          Except as set forth in Schedule 2.15(c), neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger, will result in any payment (including any bonus, golden parachute or severance payment) to any current or former Employee or director of the Company (whether or not under any Plan), or increase the benefits payable under any Plan, or result in any acceleration of the time of payment or vesting of any such benefits.

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(d)          Schedule 2.15(d) contains a list of all salaried employees of the Company as of the date of this Agreement, and correctly reflects, in all material respects, their salaries, any other compensation payable to them (including compensation payable pursuant to bonus, deferred compensation or commission arrangements), their dates of employment and their positions. The Company is not a party to any collective bargaining contract or other Contract with a labor union involving any of its Employees.

(e)          The Company is in compliance in all material respects with all applicable Legal Requirements and Contracts relating to employment, employment practices, wages, bonuses and terms and conditions of employment, including employee compensation matters.

(f)          Schedule 2.15(f) identifies each consultant or independent contractor who provides services (whether part-time or full-time, regularly or semi-regularly) to the Company as of the date of this Agreement in any capacity other than as an employee thereof.

2.16        Environmental Matters.       The Company is in compliance in all material respects with all applicable Environmental Laws. The Company has not received any written notice from a Governmental Body that alleges that they are not in compliance with any Environmental Law that has not been resolved. For purposes of this Section 2.16: (i) “Environmental Law” means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and (ii) “Materials of Environmental Concern” means chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is regulated by any Environmental Law.

2.17        Insurance.       Schedule 2.17 identifies all insurance policies maintained by the Company and identifies any material claims pending thereunder, and the Company has delivered to Parent accurate and complete copies of such insurance policies. Each of the insurance policies is in full force and effect and the Company has not received any written notice regarding any (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

2.18        Related Party Transactions.       Except as set forth in Schedule 2.18: (a) no Related Party has any direct or indirect interest in any material asset used in or otherwise relating to the business of the Company; (b) no Related Party is indebted to the Company; (c) no Related Party has entered into, or has had any direct or indirect financial interest in, any material Contract, transaction or business dealing involving the Company; (d) no Related Party is competing, directly or indirectly, with the Company; and (e) no Related Party has any claim or right against the Company (other than rights to receive compensation for services performed as an Employee. For purposes of this Section 2.18, each of the following shall be deemed to be a “Related Party”: (i) each individual who is an officer of the Company; (ii) each member of the immediate family of each of such officer; and (iii) any trust or other Entity (other than the Company) in which any one of the individuals referred to in clauses (i) and (ii) above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

2.19        Legal Proceedings; Orders.

(a)          Except as set forth in Schedule 2.19(a), there is no pending Legal Proceeding, and to the Company’s Knowledge no Person has threatened in writing to commence any Legal Proceeding: (i) that involves the Company or any of its assets or any Person whose liability the Company has or may have retained or assumed, either contractually or by operation of law; or (ii) that challenges, or that may have the effect of preventing, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement.

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(b)          There is no order, writ, injunction, judgment or decree to which the Company or any of its assets is subject.

(c)          To the Company’s Knowledge, no officer or other employee of the Company is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the Company’s business.

(d)          To the Company’s Knowledge, except as set forth in Schedule 2.19(d), no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding.

2.20        Authority; Binding Nature of Agreement.        Each of the Company and the Stockholder Representative has the power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by the Company and the Stockholder Representative of this Agreement have been duly authorized by all necessary action on the part of the Company and the Stockholder Representative, respectively. This Agreement constitutes a legal, valid and binding obligation of each of the Company and the Stockholder Representative, enforceable against each of the Company and the Stockholder Representative in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

2.21        Non-Contravention; Consents.       Except as set forth in Schedule 2.21, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

(a)          contravene, conflict with or result in a violation of (i) any of the provisions of the Company’s Certificate of Formation or Bylaws, or (ii) any resolution adopted by the Stockholders or the Company’s board of directors;

(b)          contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject;

(c)          contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or that otherwise relates to the Company’s business or to any of the assets owned or used by the Company;

(d)          contravene, conflict with or result in a material violation or breach of, or result in a material default under, any provision of any Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any Material Contract, (ii) accelerate the maturity or performance of any Material Contract, or (iii) cancel, terminate or modify any Material Contract;

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(e)          result in any payment becoming due to any Employee, increase any benefits otherwise payable under any Plan or result in the acceleration of the time of payment or vesting of any such benefits under any Plan; or

(f)          result in the imposition or creation of any lien or other Encumbrance upon or with respect to any asset owned or used by the Company, except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of the Company.

Except as set forth in Schedule 2.21, the Company is not required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement.

2.22        Information Supplied.       None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Foreign Parent Proxy Statement will, at the date it (and any amendment or supplement thereto) is first mailed to the stockholders of Foreign Parent and at the time of the Foreign Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made hereunder by the Company with respect to statements made or incorporated by reference in the Foreign Parent Proxy Statement other than information supplied by or on behalf of the Company.

2.23        Foreign Corrupt Practices Act.       Neither the Company, nor to the Knowledge of the Company, any agent or other person acting on behalf of any of the Company has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, entertainment of other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

2.24        Money Laundering Laws.       The operations of the Company are and have been conducted at all times in compliance with the applicable money laundering statutes of the United States and the country of Israel, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

2.25        OFAC.       Neither the Company nor, to the Knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.26        No Brokers’ Fees.       Neither the Company nor the Stockholder Representative have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Foreign Parent, Parent, Merger Sub or the Company could become liable or obligated.

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2.27        No Other Representations.       Except for the representations and warranties of the Company contained in this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representations or warranties in connection with this Agreement or the transactions contemplated hereby, and no Person is authorized to make any such representations or warranties on behalf of the Company.

SECTION 3.       REPRESENTATIONS AND WARRANTIES OF FOREIGN PARENT, PARENT AND MERGER SUB

Contemporaneously with the execution and delivery of this Agreement, Parent shall deliver to the Company disclosure schedules numbered according to the relevant sections in this Agreement (the “Parent Disclosure Schedules”). Any exception or qualification set forth in the Parent Disclosure Schedules with respect to a particular representation, warranty or covenant contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations, warranties and covenants contained in this Agreement as and to the extent the content of such disclosure makes its applicability to such other representations, warranties and covenants reasonably apparent. Subject to the exceptions and qualifications set forth in the Parent Disclosure Schedules, Foreign Parent and Parent hereby jointly and severally represent and warrant to the Company as follows:

3.1          Due Organization.       Foreign Parent is a company duly incorporated or otherwise organized and validly existing under the laws of the country of Israel. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2          Requisite Power and Authority.       Foreign Parent, Parent and Merger Sub each have all necessary power and authority (a) to conduct their business in the manner in which their business is currently being conducted; (b) to own and use their assets in the manner in which their assets are currently owned and used; and (c) to perform their obligations under this Agreement. Except for the requirements under applicable rules of the Israeli Companies law and NASDAQ Global Market to obtain the approval of the holders of a lawfully required majority of the shares of Foreign Parent Stock present (in person or by proxy) at the Foreign Parent Stockholders Meeting for the increase in the authorized shares of stock of the Foreign Parent and for the consummation of Merger and the transactions contemplated under this Agreement (collectively such approval, the “Foreign Parent Stockholder Approval”), the execution, delivery and performance by Foreign Parent, Parent and Merger Sub of this Agreement have been duly authorized by all necessary action on the part of such Party and this Agreement and the Merger has been approved by the board of directors of Foreign Parent, Parent and Merger Sub. This Agreement constitutes a legal, valid and binding obligation of Foreign Parent, Parent and Merger Sub, enforceable against Foreign Parent, Parent and Merger Sub in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies. Foreign Parent’s Board of Directors, at a meeting duly called and held, has (i) approved this Agreement and declared it advisable, and (ii) resolved to recommend that stockholders of Parent approve the Issuance Proposal (the “Foreign Parent Board Recommendation”) and directed that such proposals be submitted for consideration of the stockholders of Foreign Parent at the Foreign Parent Stockholders Meeting. The vote of the parties executing the Merger Uni-Lateral Undertakings in accordance with such undertakings will result in the Foreign Parent Stockholder Approval.

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3.3          Non-Contravention; Consents.       Except as set forth in Schedule 3.3, neither the execution, delivery nor performance of this Agreement nor the consummation of the transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

(a)          contravene, conflict with or result in a violation of (i) any of the provisions of Foreign Parent’s, Parent’s or Merger Sub’s Memorandum of Association, Articles of Association or Certificate of Incorporation, as applicable, or Bylaws, or (ii) any resolution adopted by Foreign Parent’s stockholders or Foreign Parent’s, Parent’s or Merger Sub’s board of directors;

(b)          contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right, acting reasonably, to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which Foreign Parent, Parent or Merger Sub, or any of the assets owned or used by Foreign Parent, Parent or Merger Sub, is subject;

(c)          contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Foreign Parent, Parent or Merger Sub or that otherwise relates to Foreign Parent, Parent’s or Merger Sub’s business or to any of the assets owned or used by them;

(d)          contravene, conflict with or result in a material violation or breach of, or result in a material default under, any provision of any material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any material Contract, (ii) accelerate the maturity or performance of any material Contract, or (iii) cancel, terminate or modify any material Contract, in each case to which Foreign Parent, Parent or Merger Sub is a party or by which Foreign Parent, Parent or Merger Sub is bound;

(e)          result in any payment becoming due to any employee of Foreign Parent or any of its subsidiaries, increase any benefits otherwise payable under any plan for the benefit of any such employee or result in the acceleration of the time of payment or vesting of any such benefits under any plan;

(f)          require the issuance of Foreign Parent Stock or other securities of Foreign Parent or any subsidiary (other than shares of Foreign Parent Stock issued to Stockholders pursuant to the Merger) or any adjustment to any exercise or conversion price under any Foreign Parent Option.

(g)          result in the imposition or creation of any lien or other Encumbrance upon or with respect to any asset owned or used by Foreign Parent, Parent or Merger Sub, except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of Foreign Parent, Parent or Merger Sub.

Except as set forth in Schedule 3.3, neither Foreign Parent, Parent nor Merger Sub is required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement.

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3.4          Foreign Parent Stock.

(a)          The entire authorized capital stock of Foreign Parent consists of seventeen million five hundred thousand (17,500,000) ordinary shares, par value NIS 0.04 per share, of which eleven million five hundred five thousand nine hundred seventeen (11,505,917) shares were issued and outstanding as of July 31, 2014. No ordinary shares have been issued after July 31, 2014 except upon exercise of Foreign Parent Options. All outstanding shares of Foreign Parent Stock are validly issued, fully paid, non-assessable and not subject to any preemptive rights, or to any agreement to which Foreign Parent is a party or by which Foreign Parent may be bound that would conflict with the obligations of Foreign Parent under this Agreement or the transactions contemplated hereby. Foreign Parent has outstanding registration rights commitments set forth on Schedule 3.4(a). Foreign Parent has complied with all such registration rights commitments, and no penalties or additional issuances are due or have been waived as the result of any failure to file, become effective or maintain any registrations statements under such registration rights commitments. The shares of Foreign Parent Stock to be issued pursuant to the terms of this Agreement are validly authorized and reserved for issuance and, when such shares of Foreign Parent Stock have been duly delivered pursuant to the terms of this Agreement, will be fully paid and non-assessable and issued in compliance with all applicable securities laws and other applicable Legal Requirements, and will not have been issued in violation of any preemptive or similar right of any stockholder of Foreign Parent or other Person.

(b)          As of June 30, 2014, the total number of shares of Foreign Parent Stock issuable under all Foreign Parent Options was six hundred sixty three thousand seven hundred thirty (663,730) reserved for restricted stock units and 102,343 for warrants. Except for the foregoing, Schedule 3.4(b) lists each: (i) outstanding subscription, option, call, warrant, restricted stock unit or right (whether or not currently exercisable) to acquire any shares of Foreign Parent Stock or other securities of Foreign Parent; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of Foreign Parent Stock or other securities of the Foreign Parent Stock; (iii) Contract under which Foreign Parent is or may become obligated to sell or otherwise issue any shares of Foreign Parent Stock or any other securities of Foreign Parent; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of Foreign Parent Stock or other securities of Foreign Parent (each such right described in clauses (i) through (iv), a “Foreign Parent Option”).

3.5          Filings with the SEC.       Foreign Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Foreign Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time for filing (and has filed any such SEC Reports prior to the expiration of any such extension). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To Foreign Parent’s Knowledge, none of the SEC Reports is the subject of any ongoing review or investigation by the SEC or any Governmental Body. There are no unresolved SEC comments with respect to any of such SEC Reports. The financial statements of Foreign Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Foreign Parent as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.6          Financial Statements.       The financial statements of Foreign Parent and its subsidiaries included (or incorporated by reference) in the SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Foreign Parent and its subsidiaries; (ii) fairly present in all material respects the consolidated results of operations, cash flows, change in stockholders’ equity and consolidated financial position of Foreign Parent and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of their unaudited statements to recurring year-end audit adjustments normal in nature and amount); (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and (iv) have been prepared in accordance with GAAP throughout the periods covered, except in each case, as indicated in such statements or in the notes thereto (and except that unaudited financial statements do not contain footnotes and are subject to normal and recurring year-end audit adjustments, which will not, individually or in the aggregate, be material in magnitude).

3.7          Absence of Certain Changes.       Since March 31, 2014, except as set forth in Schedule 3.7, there has not been:

(a)          any material adverse change in the business, financial condition, or operations of Foreign Parent and its subsidiaries, taken as a whole, and no event has occurred that will, or could reasonably be expected to, have a Material Adverse Effect on Foreign Parent and its subsidiaries, taken as a whole;

(b)          any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Foreign Parent, or any repurchase, redemption or other acquisition by Parent of any outstanding shares of capital stock or other securities of, or other ownership interests in, Foreign Parent;

(c)          any split, combination or reclassification of any capital stock of Foreign Parent or any issuance or the authorization of any issuance of any securities of Foreign Parent, or any change in the number of outstanding Foreign Parent Shares except as the result of the exercise of Foreign Parent Options;

(d)          any amendment of any material term of any outstanding security of Foreign Parent;

(e)          any amendment to the Articles of Association or Memorandum of Association of Foreign Parent, and Foreign Parent has not directly or indirectly effected or been a party to any Acquisition Transaction; or

(f)          any contract, agreement, arrangement or understanding by Foreign Parent to do any of the things described in the preceding clauses (a) through (e).

In addition, except as disclosed in the SEC Reports or on Schedule 3.7: (i) since December 31, 2013, no event or events have occurred or condition or conditions have existed that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the operations, business, financial condition or results of operations of Parent and its subsidiaries, taken as a whole; and (ii) since December 31, 2013 through and including the date of this Agreement, Parent and its subsidiaries have generally carried on their respective businesses in all material respects in the ordinary course of business consistent with their past practice.

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3.8          Legal Proceedings; Orders; Permits.

(a)          Except as set forth in Schedule 3.8 of the Parent Disclosure Schedules, there is no pending Legal Proceeding, and to Foreign Parent’s Knowledge no Person has threatened in writing to commence any Legal Proceeding: (i) that involves Foreign Parent, any of its subsidiaries, Parent, Merger Sub or any of their respective assets or any Person whose liability Foreign Parent, such subsidiary, Parent or Merger Sub has or may have retained or assumed, either contractually or by operation of law; or (ii) that challenges, or that may have the effect of preventing, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement. To Foreign Parent’s Knowledge, except as set forth in Schedule 3.8, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding.

(b)          There is no order, writ, injunction, judgment or decree to which Foreign Parent, any of its subsidiaries, Parent or Merger Sub or any of their assets is subject.

(c)          Foreign Parent and each of its subsidiaries hold all material permits, licenses, franchises and authorizations necessary for the lawful conduct of their respective businesses, and are in compliance in all material respects with all Legal Requirements.

3.9          No Brokers’ Fees.       Except as set forth in Schedule 3.9, neither Foreign Parent, Parent nor Merger Sub have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

3.10        Operations; Capitalization of Merger Sub.       Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities, has no employees and has conducted its operations only as contemplated hereby. The authorized capital stock of Merger Sub consists of one thousand (1,000) shares of common stock, $.01 par value per share, of which one hundred (100) shares are issued and outstanding. All such outstanding shares are owned by Parent and are validly issued, fully paid and non-assessable.

3.11        Proprietary Assets.

(a)          Foreign Parent, Parent and each of their subsidiaries has good and valid title to all of its respective Proprietary Assets, free and clear of all Encumbrances, except for (i) any lien for current taxes not yet due and payable, (ii) minor liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Foreign Parent, Parent or such subsidiaries, or (iii) as set forth on Schedule 3.11(a) of the Parent Disclosure Schedules. Each of Foreign Parent, Parent and their subsidiaries has a valid right to use, license and otherwise exploit all of its material Proprietary Assets. Except as set forth in Schedule 3.11(a) of Parent Disclosure Schedules, there is no Contract pursuant to which any Person other than Foreign Parent, Parent or their subsidiaries has any right (whether or not currently exercisable) to use, license or otherwise exploit any material Proprietary Asset.

(b)          Foreign Parent, Parent and their subsidiaries have taken reasonable measures and precautions to protect and maintain the confidentiality of their respective Proprietary Assets. To Foreign Parent’s Knowledge, no current or former employee, officer, director, stockholder, consultant or independent contractor has any right, claim or interest in or with respect to any Proprietary Asset.

(c)          (i) All patents, trademarks, service marks and copyrights that are material to the business and held by Foreign Parent, Parent or their subsidiaries are valid, enforceable and subsisting; (ii) to Foreign Parent’s Knowledge, none of the Proprietary Assets and no Proprietary Asset that is currently being developed by Foreign Parent, Parent or any subsidiary (either by itself or with any other Person) infringes, misappropriates or conflicts in any material respect with any Proprietary Asset owned or used by any other Person; (iii) to Foreign Parent’s Knowledge, no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset that is material to Foreign Parent’s, Parent’s or any subsidiary’s business and (iv) in each case to Foreign Parent’s Knowledge, neither Foreign Parent, Parent nor any subsidiary has infringed, misappropriated or made any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and neither Foreign Parent, Parent nor any subsidiary has received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of, any Proprietary Asset owned or used by any other Person.

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3.12        Liabilities.       Neither Foreign Parent, Parent nor any subsidiary has accrued, contingent or other liabilities of any nature, either matured or unmatured, which are required to be reflected in financial statements in accordance with GAAP, or for breach of any contract and whether due or to become due, except for: (i) liabilities identified set forth in the Foreign Parent Financial Statements; (ii) accounts payable and accrued expenses that have been incurred by Foreign Parent, Parent of a subsidiary since March 31, 2014 in the ordinary course of business and consistent with past practices; and (iii) the liabilities identified in Schedule 3.12 of the Parent Disclosure Schedules.

3.13        Compliance with Legal Requirements.       Foreign Parent, Parent and each of their subsidiaries is in compliance with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements has not had and will not have a Material Adverse Effect on it. Except as set forth in Schedule 3.13 of the Parent Disclosure Schedules, neither Foreign Parent nor Parent has received any written notice from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, that remains outstanding or otherwise unresolved.

3.14        Tax Matters.

(a)          All Tax Returns required to be filed by or on behalf of Foreign Parent or Parent with any Governmental Body with respect to any taxable period ending on or before the Closing Date (collectively, the “Parent Returns”) (i) have been or will be filed on or before the applicable due date (including any extensions of such due date), and (ii) have been, or will be when filed, accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements. All amounts shown on the Parent Returns to be due on or before the Closing Date have been paid.

(b)          Except as set forth in Schedule 3.14(b) of the Parent Disclosure Schedules since December 31, 2008, there have been no examinations or audits of any Parent Return. Except as set forth in Schedule 3.14(b) of the Parent Disclosure Schedules, no extension or waiver of the limitation period applicable to any of the Parent Returns has been granted (by Foreign Parent, Parent or any other Person), and no such extension or waiver has been requested from Foreign Parent or Parent.

(c)          Except as set forth in Schedule 3.14(c) of the Parent Disclosure Schedules, no claim or Legal Proceeding is pending or, to Foreign Parent’s Knowledge, has been threatened against or with respect to Foreign Parent or Parent in respect of any Tax. There are no unsatisfied liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by Parent with respect to any Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by Foreign Parent or Parent and with respect to which adequate reserves for payment have been established). There are no liens for Taxes upon any of the assets of Foreign Parent of Parent except liens for current Taxes not yet due and payable. Neither Foreign Parent nor Parent has entered into or become bound by any agreement or consent pursuant to Section 341(f) of the Code. Neither Foreign Parent nor Parent has been, or will be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

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(d)          There is no Contract covering any employee or independent contractor or former employee or independent contractor of Foreign Parent or Parent that, considered individually or considered collectively with any other such Contracts, will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. Neither Foreign Parent nor Parent is a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar Contract.

(e)          Foreign Parent meets the active trade or business test, as set forth in Treasury Regulation §1.367(a) – 3(c)(3).

3.15        Government Approvals.       Except for (a) the filing with the SEC of the filings required hereunder, and compliance with other applicable requirements of the Securities Act and the Exchange Act, (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and with the Secretary of State of the State of Texas pursuant to the TBOC, (c) filing to increase authorized shares and (d) filings required under and in compliance with other Legal Requirements and listed on Schedule 3.15, no consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the execution and delivery of this Agreement by Foreign Parent, Parent or Merger Sub or the consummation by Foreign Parent, Parent and Merger Sub of the transactions contemplated hereby.

3.16        Listing and Maintenance Requirements.       Subject to approval of the Issuance Proposal at the Foreign Parent Stockholders Meeting, the issuance and sale of the Foreign Parent Stock in the Merger will not contravene the rules and regulations of the Nasdaq Global Market.

3.17        Application of Takeover Protections.       Foreign Parent has no knowledge of any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Foreign Parent's Articles of Association or the laws of the country of Israel that is or could become applicable to the Stockholders as a result of the Stockholders and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation Foreign Parent's issuance of the Foreign Parent Stock and the Stockholders' ownership of the Foreign Parent Stock.

3.18        Foreign Corrupt Practices Act.       Neither Foreign Parent, nor any of its subsidiaries, nor to the Knowledge of Foreign Parent, any agent or other person acting on behalf of any of Foreign Parent or any of its subsidiaries has, directly or indirectly, (i) used any funds for unlawful contributions, gifts, entertainment of other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Foreign Parent of any of its subsidiaries (or made by any person acting on their behalf of which Foreign Parent is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

3.19        Money Laundering Laws.       The operations of Foreign Parent and its subsidiaries are and have been conducted at all times in compliance with the applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Foreign Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of Foreign Parent, threatened.

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3.20        OFAC.       Neither Foreign Parent nor, to the Knowledge of Foreign Parent, any director, officer, agent, employee, Affiliate or person acting on behalf of Foreign Parent is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

3.21        Accounting Controls.       Foreign Parent has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Foreign Parent and designed such disclosure controls and procedures to ensure that material information relating to the Foreign Parent, including its subsidiaries, is made known to the certifying officers by others within those entities. Foreign Parent’s certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 9A of Form 10-K for 2013. Foreign Parent presented in such Form 10-K the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of as of December 31, 2013. Since such date, there have been no significant changes in Foreign Parent's internal controls (as such term is defined in Rule 13a-15(e) of the Exchange Act) or, to Foreign Parent’s Knowledge, in other factors that could significantly affect Foreign Parent's internal controls.

3.22        Investment Company Status.       Foreign Parent is not, and as a result of and immediately upon the Closing will not be, an “investment company” or, to Foreign Parent’s Knowledge, a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.23        No Integrated Offering.       Neither Foreign Parent, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Foreign Parent Stock pursuant to this Agreement to be integrated with prior offerings by Foreign Parent for purposes of the Securities Act in a manner that would prevent Foreign Parent from issuing the Foreign Parent Stock pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will Foreign Parent or any of its Affiliates or subsidiaries take any action or steps that would cause the offering of the Foreign Parent Stock to be integrated with other offerings. Except as set forth on Schedule 3.23, Foreign Parent does not have any registration statement pending before the SEC or currently under the SEC’s review. Except as set forth on Schedule 3.23 hereto, since November 22, 2013, Foreign Parent has not offered or sold any of its equity securities or debt securities convertible into Ordinary Shares.

3.24        Restrictive Agreements.       Neither Foreign Parent, nor any of its Affiliates have any Contract, plan or arrangement (non-competition or otherwise), commitment, judgment, injunction, order or decree to which Foreign Parent or its Affiliates is a party or otherwise binding upon Foreign Parent or its Affiliates which have or may reasonably be expected to have the effect of prohibiting or impairing any business practice of Foreign Parent or its Affiliates, any acquisition of material property (tangible or intangible) by Foreign Parent or its Affiliates, the conduct of business by Foreign Parent or its Affiliates, or otherwise limiting Foreign Parent or its Affiliates, to conduct any business activities, or to compete with any Person. Without limiting the generality of the foregoing, neither Foreign Parent nor its Affiliates have entered into any Contract under which Foreign Parent or its Affiliates are restricted from selling, licensing, manufacturing or otherwise distributing any of its Proprietary Assets or products or from providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market or from hiring or soliciting potential employees, consultants or independent contractors.

3.25        Information Supplied.       None of the information supplied or to be supplied by or on behalf of Foreign Parent, Parent or Merger Sub for inclusion or incorporation by reference in the Foreign Parent Proxy Statement (and any other filings with any Governmental Body in connection with the transactions contemplated hereby), will, at the date it (and any amendment or supplement thereto) is first mailed to the stockholders of Foreign Parent and at the time of the Foreign Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Foreign Parent, Parent or Merger Sub with respect to statements made or incorporated by reference in the Foreign Parent Proxy Statement (or any such other filings) based on information supplied by or on behalf of the Company. The information contained in the Foreign Parent Proxy Statement (and any such other filings) relating to Foreign Parent, Parent and Merger Sub and the Parent Stockholders Meeting will comply as to form in all material respects with the requirements of the Exchange Act.

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SECTION 4.       CONDITIONS TO CLOSING.

4.1          Conditions to Obligations of All Parties.       The obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)          The Foreign Parent Stockholder Approval shall have been duly obtained.

(b)          Any stockholder of the Company that has not signed this Agreement, shall have consented to this Agreement and the Merger.

(c)          No Governmental Body shall have enacted, issued, promulgated, enforced or entered any order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

4.2          Conditions to Obligations of Foreign Parent, Parent and Merger Sub.       The obligations of Foreign Parent, Parent and Merger Sub to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Foreign Parent's waiver, at or prior to the Closing, of each of the following conditions:

(a)          Other than the representations and warranties of the Company contained in Section 2.1, Section 2.3 and Section 2.20, the representations and warranties of the Company contained in this Agreement and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of the Company contained in Section 2.1, Section 2.3 and Section 2.20 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b)         The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)          No Legal Proceeding shall have been commenced against Foreign Parent, Parent, Merger Sub or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Body, and be in effect, which restrains or prohibits any transaction contemplated hereby.

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(d)          All approvals, consents and waivers that are listed on Section 4.2(d) of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to Parent at or prior to the Closing.

(e)          The Company shall have delivered each of the following closing deliverables:

(i)          resolutions of the board of directors of the Company authorizing the Merger and approving this Agreement;

(ii)         an Investment Letter from each Stockholder in a form mutually agreed by the Foreign Parent and the Stockholder Representative;

(iii)        certificate of fact for the Company as issued by the Secretary of State, or other appropriate agency, of the state of the Company’s domicile, dated within ten (10) days prior to the Closing Date;

(iv)        the resignations of the directors of the Company and of those officers whose resignations are requested by Foreign Parent;

(v)         an Officer’s Certificate of the Company in form reasonably acceptable to Foreign Parent;

(vi)        a counterpart of the Escrow Agreement duly executed by the Stockholder Representative;

(vii)       a counterpart of the Registration Rights Agreement duly executed by each Stockholder;

(viii)      duly and validly executed copies of validly enforceable agreements not to compete or solicit business away from or disclose confidential information from all Continuing Company employees in the form agreed by Foreign Parent and the Stockholder Representative;

(ix)         a Continuing Employee Employment Agreement with each Continuing Employee, in the form agreed by Foreign Parent and the Stockholder Representative;

(x)          an RSU Agreement with Foreign Parent for each Continuing Employee (which contains a covenant not to compete) in exchange for the waiver any deferred compensation on the books of the Company (cumulatively up to 50,000 RSUs) (“Continuing Employee RSU Agreement”), provided that the treatment of Company deferred compensation and the form of Continuing Employee RSU Agreement shall be agreed by Foreign Parent and the Stockholder Representative;

(xi)         documentation to reflect cancellation of any indebtedness of the Company to Scott Miller and his Affiliates;

(xii)        a duly and validly executed copy of all agreements, instruments, certificates, and other documents, in the form and substance reasonably satisfactory to the Foreign Parent, Parent and Merger Sub, that are necessary or appropriate to evidence the release of all Encumbrances not expressly permitted to remain effective following Closing (as expressly stated by the Company in its Disclosure Schedules);

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(xiii)       the Final Merger Consideration Spreadsheet (at least three business days in advance of Closing); and

(xiv)       such other documents or instruments as Foreign Parent reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

4.3          Conditions to Obligations of the Company.       The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Company's waiver, at or prior to the Closing, of each of the following conditions:

(a)          Other than the representations and warranties of Foreign Parent, Parent and Merger Sub contained in Section 3.1, Section 3.2, Section 3.3(f) and Section 3.4, the representations and warranties of Foreign Parent, Parent and Merger Sub contained in this Agreement and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Foreign Parent, Parent and Merger Sub contained in Section 3.1, Section 3.2, Section 3.3(f) and Section 3.4 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date.

(b)          Foreign Parent, Parent and Merger Sub shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

(c)          No Legal Proceeding shall have been commenced against Foreign Parent, Parent, Merger Sub or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Body, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d)          All approvals, consents and waivers that are listed on Section 4.3(d) of the Parent Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to the Company at or prior to the Closing.

(e)          Evidence of book entry notations in the records of the transfer agent in the names of (i) each Stockholder and Company Debtholder evidencing such Person’s Pro Rata Merger Consideration to be issued at the Effective Time as shown on Schedule 1.5(a) and Schedule 1.5(c), and (ii) the Escrow Agent evidencing the Stockholder Escrow Shares.

(f)          The arrangements for the cancellation of indebtedness of the Company to Scott Miller and his Affiliates and for the issuance of Company Common Stock in exchange therefor (which Company Common Stock will be converted to Foreign Parent Stock in the Merger in accordance with Section 1.5) shall have been completed in a manner satisfactory to the Stockholder Representative;

(g)         The parties to the November 23, 2013 SPA shall have agreed in writing, which shall be satisfactory to the Stockholder Representative, that no Foreign Parent shares or other securities have been or will be issued pursuant to the anti-dilution provisions thereof as the result of the execution of this Agreement and the consummation of the Merger;

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(h)         The Stockholder Representative shall have approved the forms of the Continuing Employee Employment Agreements delivered pursuant to Section 4.2(e)(ix);

(i)          The arrangements made with respect to Company employee deferred compensation and the form of Continuing Employee RSU Agreements shall have been approved by the Stockholder Representative; and

(j)          The Foreign Parent shall have delivered to the Stockholder Representative each of the following closing deliverables:

(i)          resolutions of the board of directors of each of Foreign Parent, Parent and Merger Sub authorizing the Merger, approving this Agreement and, by the Foreign Parent board of directors, the issuance of the Aggregate Merger Consideration, and of resolutions of the stockholders of Foreign Parent approving the Issuance Proposal;

(ii)         a good standing certificate for Foreign Parent, or its equivalent from the Israel Registrar of Companies, and a long form good standing certificate for Parent and Merger Sub as issued by the Secretary of State, or other appropriate agency, of the state of Parent’s and Merger Sub’s domicile, each dated within ten (10) days prior to the Closing Date;

(iii)        resolutions of the board of directors of Foreign Parent appointing Scott Miller as a director of Foreign Parent as of the Effective Time;

(iv)        Officer’s Certificates of each of Foreign Parent, Parent and Merger Sub in form reasonably acceptable to the Stockholder Representative;

(v)         a counterpart of the Escrow Agreement duly executed by Foreign Parent;

(vi)        a counterpart of the Registration Rights Agreement duly executed by Foreign Parent;

(vii)       a Unilateral Undertaking duly executed by each of the shareholders of Foreign Parent identified on Schedule 4.3(j)(vii), pursuant to which each such shareholder will agree to elect a director to be designated by the Stockholder Representative so long as the Stockholders continue to hold, directly or indirectly, at least ten percent (10%) of the outstanding Foreign Parent Stock;

(viii)      a counterpart of each noncompetition agreement, Continuing Employee Employment Agreement and Continuing Employee RSU Agreements delivered pursuant to Section 4.2(e)(vii), (ix) and (x);

(ix)         noncompetition, confidentiality, nonsolicitation and intellectual property right assignments from such employees of Foreign Parent and its Affiliates as may be requested by the Stockholder Representative;

(x)          a legal opinion of Herzog Fox & Neeman addressing the matters set forth on Schedule 4.3(j)(x), in the form reasonably acceptable to Company, Foreign Parent and Herzog Fox & Neeman; and

(xi)         such other documents or instruments as the Company or the Stockholder Representative reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

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SECTION 5.        COVENANTS

5.1          Preparation of Proxy Statement.

(a)          As promptly as practicable following the date of this Agreement, Foreign Parent shall prepare and file with the SEC a preliminary proxy statement (the “Proxy Statement”) in connection with the Foreign Parent Stockholders Meeting. The Company shall cooperate with Foreign Parent in connection with the preparation of the Proxy Statement and shall furnish all information concerning such party as Foreign Parent may reasonably request in connection with the preparation of the Proxy Statement. Foreign Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement and to cause the version of the Proxy Statement approved by the SEC to be mailed as promptly as practicable to the stockholders of Foreign Parent as provided in Section 5.5. Parent will use all commercially reasonable efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1 to comply in all material respects with applicable Legal Requirements.

(b)          All filings by Foreign Parent with the SEC in connection with the transactions contemplated hereby, including the Proxy Statement, and all mailings to Foreign Parent’s stockholders in connection with the Merger and transactions contemplated by this Agreement shall be subject to the prior review and comment by the Company (which shall not be unreasonably delayed). Foreign Parent shall (i) as promptly as practicable notify the Company of (A) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Proxy Statement and (B) any request by the SEC for any amendment or supplements to the Proxy Statement or for additional information with respect thereto and (ii) supply the Company with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the Merger. If at any time prior to the Effective Time any information relating to the Company, Foreign Parent, Parent or Merger Sub, or any of their respective Affiliates, directors or officers, is discovered by the Company, Foreign Parent, Parent or Merger Sub, which is required to be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including any assumptions underlying forward-looking information), then the party which discovers such information shall promptly notify the other parties and Foreign Parent shall, with the cooperation of the Company, prepare, disseminate and file, as applicable, an appropriate amendment or supplement describing such information.

5.2          Conduct of Business by the Company.       From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Foreign Parent (which consent shall not be unreasonably withheld or delayed), the Company shall (x) conduct the business of the Company in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company. Without limiting the foregoing, from the date hereof until the Closing Date, the Company shall:

(a)          reserve and maintain all of its Governmental Authorizations;

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(b)          pay its debts, Taxes and other obligations when due;

(c)          maintain the properties and assets owned, operated or used by it in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(d)         defend and protect its properties and assets from infringement or usurpation;

(e)          perform all of its obligations under all Contracts relating to or affecting its properties, assets or business;

(f)          maintain its books and records in accordance with past practice;

(g)         comply in all material respects with all applicable Legal Requirements; and

(h)         not take or permit any action that would cause any of the changes, events or conditions described in Section 2.5 to occur.

5.3          Conduct of Business by Foreign Parent.       From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by the Company (which consent shall not be unreasonably withheld or delayed, provided that consent to any action that would result in a change in the number of Foreign Parent Fully Diluted Shares may be withheld in the sole discretion of the Company), Foreign Parent shall, and shall cause each of its subsidiaries to, (x) conduct its business in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact its current organization, business and franchise and to preserve its rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with it. Without limiting the foregoing, from the date hereof until the Closing Date, Foreign Parent shall, and shall cause each of its subsidiaries to:

(a)          reserve and maintain all of its Governmental Authorizations;

(b)          pay its debts, Taxes and other obligations when due;

(c)          maintain the properties and assets owned, operated or used by it in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(d)         defend and protect its properties and assets from infringement or usurpation;

(e)          perform all of its obligations under all Contracts relating to or affecting its properties, assets or business;

(f)          maintain its books and records in accordance with past practice;

(g)         comply in all material respects with all applicable Legal Requirements; and

(h)         not take or permit any action that would cause any of the changes, events or conditions described in Section 3.7 to occur.

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5.4          Access to Information.

(a)          Each Party shall afford to the other Party and its Representatives reasonable access after providing reasonable prior written notice, during normal business hours to all of such Party’s and its subsidiaries’ properties, assets, books, Contracts, commitments, electronic and physical records, correspondence (including electronic correspondence), officers, employees, accountants, counsel, financial advisors and other Representatives and shall furnish (or otherwise make available, including through the SEC EDGAR system) promptly to the other Party (i) a copy of each report, schedule and other document (A) filed, furnished or received by it or any of its subsidiaries pursuant to the requirements of Federal or state securities laws or (B) filed or furnished by it or any of its subsidiaries with any Governmental Body with respect to compliance with applicable Legal Requirements and (ii) all other information concerning its and its subsidiaries’ business, properties and personnel as such other Party may reasonably request. Any investigation pursuant to this Section 5.4(a) be conducted in such manner as not to interfere unreasonably with the conduct of the business of any Party. No investigation by a Party or other information received by a Party shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by any other Party in this Agreement.

(b)          Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated December 13, 2013, between Parent and the Company (the "Confidentiality Agreement"), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

5.5          Foreign Parent Stockholders Meeting.       Foreign Parent shall take all action necessary under in accordance with all applicable law to establish a record date for, duly call, give notice of, convene and hold a special meeting of its stockholders (the “Foreign Parent Stockholders Meeting”) for the purposes of considering and voting upon the increase in the authorized shares of stock of the Foreign Parent, the consumation of the Merger and the transactions contemplated hereunder (collectively, the “Issuance Proposal”). Subject to the foregoing, Foreign Parent will use all commercially reasonable efforts to solicit or cause to be solicited from its stockholders proxies in favor of, and take all other reasonable action necessary to secure, the Foreign Parent Stockholder Approval. Except to the extent required by applicable Legal Requirements, Foreign Parent shall not (A) materially change the date specified in the Proxy Statement for the Foreign Parent Stockholders Meeting, or (B) materially postpone, delay or adjourn the Foreign Parent Stockholders Meeting, except, in each case, after consultation with the Company, to the extent necessary to ensure that any amendment or supplement to the Proxy Statement required by applicable Legal Requirements is provided to the stockholders of Foreign Parent sufficiently in advance of the Foreign Parent Stockholders Meeting or if there are an insufficient number of shares of Foreign Parent Stock represented in person or by proxy at the Foreign Parent Stockholders Meeting to constitute a quorum or adopt this Agreement, in which case Foreign Parent may adjourn the Foreign Parent Stockholders Meeting and use its commercially reasonable efforts to obtain a quorum and/or the Foreign Parent Stockholder Approval as promptly as practicable in the prevailing circumstances.

5.6          Notice of Certain Events.       The Company shall give prompt notice to Foreign Parent, and Foreign Parent shall give prompt notice to the Company, of (i) any notice or other communication received by such Party from any Governmental Authority in connection with the Merger or from any Person alleging that the consent of such Person is or may be required in connection with the Merger, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Foreign Parent, (ii) any actions, suits, claims, investigations or proceedings commenced or, to such Party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger, (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause any representation or warranty made by such Party contained in this Agreement to be untrue such that the conditions set forth in Section 4.2(a) or 4.3(a) would not be satisfied and (iv) any failure of such Party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder such that the conditions set forth in Section 4.2(b) or 4.3(b) would not be satisfied. The delivery of any notice pursuant to this Section 5.6 shall not (x) be considered an admission that any representation or warranty is untrue for purposes of this Agreement, (y) cure any breach or non-compliance with any other provision of this Agreement or be deemed to amend or supplement the Disclosure Schedules or the Parent Disclosure Schedules or (z) limit the remedies available to the Party receiving such notice, provided that any corrections or supplements to the Disclosure Schedules contained in a notice from the Company to Parent pursuant to this Section 5.6 within 30 days after the date of this Agreement shall be deemed amend the Disclosure Schedules effective as of the date of this Agreement for all purposes of this Agreement, including Section 4 and Section 6.

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5.7          NASDAQ Listing.       Foreign Parent shall use its reasonable best efforts to cause the Foreign Parent Stock to be issued in the Merger to be to be approved for listing on the Nasdaq Global Market at the Effective Time, subject to official notice of issuance, and to continue such listing (or a listing on another national securities exchange) following the Closing as long as the Stockholders own Foreign Parent Stock issued hereunder. Foreign Parent will comply in all respects with Foreign Parent’s reporting, filing and other obligations under the bylaws or rules of Nasdaq Global Market or other national securities exchange on which the Foreign Parent Stock is listed or traded.

5.8          Furnishing of Information; Public Information.       Until no Stockholder owns Foreign Parent Stock issued hereunder, Foreign Parent covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Foreign Parent after the date hereof pursuant to the Exchange Act. As long as any Stockholder owns Foreign Parent Stock issued hereunder, if Foreign Parent is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Stockholders and make publicly available in accordance with Rule 144(c) such information as is required for the Stockholders to sell such Foreign Parent Stock under Rule 144. Foreign Parent further covenants that it will take such further action as any holder of Foreign Parent Stock issued hereunder may reasonably request, to the extent required from time to time to enable such person to sell such Foreign Parent Stock without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.9          Continuing Indemnification.       Foreign Parent, Parent and Merger Sub agree that all rights to indemnification (including advancement of expenses) existing on the date of this Agreement in favor of the present or former officers and directors of the Company with respect to actions taken in connection with the Company prior to Closing as provided in the Company’s Certificate of Formation and Bylaws, shall survive the Closing and continue in full force and effect for a period of six years following the Closing. The Company and its present and former officers and directors are hereby expressly made intended third party beneficiaries of this Section 5.9, and this Section 5.9 may be enforced by all or any of them without joinder of any other Person.

5.10        Registration Of Foreign Parent Stock.       Foreign Parent and the Stockholders shall execute and deliver the Registration Rights Agreement as shall be mutually agreed by the Foreign Parent, Parent, the Company and the Stockholder Representative prior to the Closing (the “Registration Rights Agreement”) (i) reflecting appropriate legends for restricted securities and (ii) providing for the “piggyback” registration rights granted to Mindus Holdings, LTD for all of its shares of Foreign Parent Stock issued as part of the Aggregate Merger Consideration.

5.11        Public Announcements.       Foreign Parent and the Stockholder Representative will each have the right to review and consent to any press release or other public statement issued regarding the Merger and the other transactions contemplated by this Agreement, provided that nothing herein shall be deemed to prohibit Foreign Parent from making any public disclosure Foreign Parent reasonably believes is required under applicable securities laws or the rules of the Nasdaq Global Market and/or the Israeli Companies Law.

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5.12        Form 8-K.       As promptly as practicable after execution of this Agreement and then after the Closing Date, (a) Foreign Parent and the Stockholder Representative shall cooperate and work together in good faith to prepare one or more current reports on Form 8-K under the Exchange Act (the “Form 8-K”) as required by the SEC for disclosure of the transactions contemplated hereby, such Form 8-Ks to be filed by Foreign Parent with the SEC, from time to time, as required by Legal Requirements. The Stockholder Representative shall furnish all information concerning the Company as Foreign Parent may reasonably request in connection with the preparation of the Form 8-K. The Stockholder Representative represents and warrants that the information supplied about the Company for inclusion in any Form 8-K shall not contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.13        Reserved.

5.14        Tax Free Reorganization.       From and after the Closing Date, Foreign Parent shall not take, nor cause the Company or any Affiliate of Foreign Parent to take, any actions that would cause the Merger not to be a tax free reorganization under either Section 368 of the Code or Treasury Regulation §1.367(a) – 3; provided, however, that nothing in this Section 5.14 shall restrict Foreign Parent from satisfying its indemnification obligations pursuant to Section 6.5 of this Agreement.

5.15        Tax Matters.

(a)          Foreign Parent and Parent shall separately prepare and timely file (taking into account extensions granted), or cause to be prepared and timely filed, any Tax Returns (other than income and franchise Tax Returns) for the Company for any period that ends on or prior to the Closing Date that are required to be filed after the Closing Date. All such Tax Returns shall be prepared in a manner consistent with the Tax Returns of the Company for preceding Tax periods, unless a different treatment is required by Legal Requirements. The Stockholder Representative shall prepare, submit to Parent for signature by an officer of the Surviving Corporation, and timely file (taking into account extensions granted), or cause to be prepared and timely filed, any income and franchise Tax Returns for the Company for any period that ends on or prior to the Closing Date that are required to be filed after the Closing Date. Foreign Parent shall ensure that an officer of the Surviving Corporation shall sign any such income or franchise Tax Returns prepared by or on behalf of the Stockholder Representative. The Stockholder Representative and Parent shall provide each other with any information reasonably necessary to prepare and file complete and accurate Tax Returns.

(b)          Any refunds or credits of income Taxes that are paid or credited in respect of any period ending on or prior to the Closing Date shall be for the account of the Stockholders and Foreign Parent shall pay the amount of any such refunds or credits that it receives to the Stockholders as soon as reasonably practicable following the receipt thereof. Any refund or credits of Taxes not described in the preceding sentence shall be for the account of Foreign Parent.

(c)          The Stockholder Representative, on behalf of the Stockholders, shall have the right to exercise control over the contest and/or settlement of any issue raised in any Tax proceeding that relates to any income or franchise Taxes for any period that ends on or prior to the Closing Date; provided, however, that (i) Foreign Parent shall be entitled to participate in any such Tax proceeding and the Stockholder Representative shall keep Foreign Parent informed of all material developments with respect thereto, and (ii) the Stockholder Representative may not settle or compromise any issue that could affect the liability for Taxes of Foreign Parent or the Surviving Corporation for any period following the Closing Date without the prior written consent of Foreign Parent, which such consent shall not be unreasonably withheld, conditioned or delayed. Foreign Parent shall cooperate with the Stockholder Representative, as the Stockholder Representative may reasonably request, in any such Tax proceeding.

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(d)          For each of the five (5) Tax periods ending after the Closing Date, Foreign Parent shall furnish Stockholder Representative such information as may be reasonably required to file an annual certification required pursuant to Treasury Regulation §1.367(a) – 8.

5.16        Pre-emptive Rights.       Mindus Holdings, Ltd., a Texas limited partnership (“MHS”), shall be granted pre-emptive rights as shall be mutually agreed by the Foreign Parent, Parent, the Company and the Stockholder Representative prior to the Closing.

SECTION 6.        INDEMNIFICATION

6.1          Survival of Representations, Etc.

(a)          The representations and warranties made by the Company in this Agreement (including the representations and warranties set forth in Section 2) shall survive the Closing and shall expire on the first anniversary of the Closing Date; provided, however, that if, at any time prior to the first anniversary of the Closing Date (the “Indemnification Completion Date”) any Parent Indemnitee (acting in good faith) delivers to the Stockholder Representative a written notice alleging the existence of an inaccuracy in or a breach of any of the representations and warranties made by the Company (and setting forth in reasonable detail the basis for such Parent Indemnitee’s belief that such an inaccuracy or breach may exist) and asserting a claim for recovery under Section 6.2 based on such alleged inaccuracy or breach, then the claim asserted in such notice shall survive the first anniversary of the Closing Date until such time as such claim and any potential Damages are fully and finally resolved (such final time hereinafter referred to as the “Stockholder Indemnification Completion Date”).

(b)          The representations and warranties made by Foreign Parent, Parent and the Merger Sub in this Agreement (including the representations and warranties set forth in Section 3) shall survive the Closing and shall expire on the Indemnification Completion Date; provided, however, that if, at any time prior to the first anniversary of the Closing Date any Stockholder Indemnitee (acting in good faith) delivers to Foreign Parent a written notice alleging the existence of an inaccuracy in or a breach of any of the representations and warranties made by Foreign Parent, Parent and the Merger Sub (and setting forth in reasonable detail the basis for such Stockholder Indemnitee’s belief that such an inaccuracy or breach may exist) and asserting a claim for recovery under Section 6.3 based on such alleged inaccuracy or breach, then the claim asserted in such notice shall survive the first anniversary of the Closing Date until such time as such claim and any potential Damages are fully and finally resolved (such final time hereinafter referred to as the “Foreign Parent Indemnification Completion Date“).

6.2          Stockholder Indemnification.

(a)          Indemnification. From and after the Closing Date (but subject to Sections 6.1(a) and 6.2(c) and (d)), the Stockholders severally and not jointly (in accordance with their Pro Rata Shares), shall hold harmless and indemnify each Parent Indemnitee from and against, and shall compensate, reimburse and pay for, any Damages which are directly or indirectly suffered or incurred by any Parent Indemnitee or to which any Parent Indemnitee may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) and which arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by the Company as of the Closing Date that is set forth in this Agreement (after giving effect to the Disclosure Schedules); (ii) any breach of any covenant or obligation of the Company in this Agreement; (iii) any accrued and unpaid wages and compensation due to current and former employees and consultants of the Company as of the Closing Date, including (1) any deferred compensation obligations set forth on the Company’s financial statements or disclosed on the Disclosure Schedules and (2) any employer tax obligations related thereto, including obligations in compliance with Code Section 409A and IRS Notice 2005-1, or (iv) any Legal Proceeding relating to any inaccuracy or breach of the type referred to in clauses (i), (ii) or (iii) of this Section 6.2(a) (including any Legal Proceeding commenced by any Parent Indemnitee for the purpose of enforcing any of its rights under this Section 6.2(a)).

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(b)          Surviving Corporation Damages. In the event the Surviving Corporation suffers, incurs or otherwise becomes subject to any Damages as a result of or in connection with any inaccuracy in or breach of any representation, warranty, covenant or obligation by or of the Company, then (without limiting any of the rights of the Surviving Corporation as a Parent Indemnitee) Parent shall also be deemed, by virtue of its ownership of the stock of the Surviving Corporation, to have incurred Damages as a result of and in connection with such inaccuracy or breach; provided, however, that there is no duplication or doubling of Damages for which indemnification is provided under this Section 6.2.

(c)          Threshold. No Parent Indemnitee shall be entitled to indemnification pursuant to Sections 6.2(a) or (b) or otherwise for any inaccuracy in or breach of any of the Company’s representations and warranties set forth in this Agreement (after giving effect to the Disclosure Schedules) until such time as the total amount of all Damages (including the Damages arising from such inaccuracy or breach and all other Damages arising from any other inaccuracies in or breaches of any representations or warranties) that have been suffered or incurred by any one or more of the Parent Indemnitees, or to which any one or more of the Parent Indemnitees has or have otherwise become subject, exceeds Fifty Thousand Dollars ($50,000) in the aggregate (the “Threshold”), and once the total amount of such Damages exceeds the Threshold, then any Parent Indemnitee that has suffered or incurred any Damages shall be entitled to be indemnified against and compensated, reimbursed and paid for only those Damages that exceed the Threshold. The limitation provided in this Section 6.2(c) shall not apply with respect to a claim for breach of the Company Excepted Warranties or for claims pursuant to Section 6.2(a)(iii).

(d)          Limit on Damages. The aggregate amount of all Damages for which a Stockholder shall be liable under this Section 6.2 shall not exceed the amount determined by multiplying the Stockholder Escrow Shares comprising the Stockholder Escrow Fund by the volume weighted average price for the Foreign Parent Stock for the ten (10) consecutive trading days immediately prior to the Closing Date (“Deemed Value”). Notwithstanding the foregoing, the cap for Damages suffered by any Parent Indemnitee as a result of or related to a claim for fraud or willful misconduct or any claim for breach of the Company Excepted Warranties, shall be the amount determined by multiplying the Aggregate Merger Consideration by the Deemed Value. As used herein, the “Company Excepted Warranties” means (i) Section 2.1(a), (ii) Section 2.3, (iii) Section 2.14, (iv) Section 2.20 and (v) Section 2.21(a). All Damages for which the Stockholders are liable may be satisfied by delivery of the shares of Foreign Parent Common Stock at the Deemed Value per share.

(e)          Defense of Third Party Claims. In the event of the assertion or commencement by any Person of any claim or Legal Proceeding (whether against the Surviving Corporation, against Foreign Parent, Parent or against any other Person) with respect to which any of the Parent Indemnitees may be entitled to indemnification or any other remedy pursuant to this Section 6.2, Foreign Parent shall give the Stockholder Representative written notice of the commencement of any such Legal Proceeding against a Parent Indemnitee within fifteen (15) days after such commencement. The Stockholder Representative shall have the right to defend such claim or Legal Proceeding. If the Stockholder Representative does not elect to proceed with the defense of any such claim or Legal Proceeding, Foreign Parent or Parent may proceed with the defense of such claim or Legal Proceeding with counsel reasonably satisfactory to Stockholder Representative and at the Stockholders’ expense to be paid from the Stockholder Escrow Shares; provided, however, that Foreign Parent may not settle, adjust or compromise any such claim or Legal Proceeding without the prior written consent of the Stockholder Representative (which consent may not be unreasonably withheld). For any such claim or Legal Proceeding, the Stockholder Representative shall have the right to settle, adjust or compromise such claim or Legal Proceeding without the consent of the Parent Indemnitee as long as any such settlement, adjustment or compromise does not include an admission of liability by any Parent Indemnitee, the payment of any consideration by a Parent Indemnitee or impose any obligation on any Parent Indemnitee. Any such settlement, adjustment or compromise not meeting the foregoing will require the Parent Indemnitee’s consent; provided, however, that such consent shall not be unreasonably withheld. Any Parent Indemnitee may participate in any Legal Proceeding at its own expense.

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6.3          Foreign Parent and Parent Indemnification.

(a)          Indemnification. From and after the Closing Date (but subject to Sections 6.1(a) and 6.3(b) and (c)), Foreign Parent and Parent jointly and severally shall hold harmless and indemnify each Stockholder Indemnitee from and against, and shall compensate, reimburse and pay for, any Damages which are directly or indirectly suffered or incurred by any Stockholder Indemnitee or to which any Stockholder Indemnitee may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) and which arise from or as a result of, or are directly or indirectly connected with: (i) any inaccuracy in or breach of any representation or warranty made by Foreign Parent, Parent or the Merger Sub as of the Closing Date that is set forth in this Agreement (after giving effect to the Parent Disclosure Schedules); (ii) any breach of any covenant or obligation of Foreign Parent, Parent or the Surviving Corporation; or (iii) any Legal Proceeding relating to any inaccuracy or breach of the type referred to in clauses (i) or (ii) of this Section 6.3(a) (including any Legal Proceeding commenced by any Stockholder Indemnitee for the purpose of enforcing any of its rights under this Section 6.3(a)).

(b)          Threshold. No Stockholder Indemnitee shall be entitled to indemnification pursuant to Section 6.3(a) for any inaccuracy in or breach of any of Foreign Parent’s, Parent’s or Merger Sub’s representations and warranties set forth in this Agreement (after giving effect to the Parent Disclosure Schedules) until such time as the total amount of all Damages (including the Damages arising from such inaccuracy or breach and all other Damages arising from any other inaccuracies in or breaches of any representations or warranties) that have been suffered or incurred by any one or more of the Stockholder Indemnitees, or to which any one or more of the Stockholder Indemnitees has or have otherwise become subject, exceeds the Threshold in the aggregate, and once the total amount of such Damages exceeds the Threshold, then any Stockholder Indemnitee that has suffered or incurred any Damages shall be entitled to be indemnified against and compensated, reimbursed and paid for only those Damages that exceed the Threshold. The limitation provided in this Section 6.3(b) shall not apply with respect to a claim for breach of the Foreign Parent Excepted Warranties.

(c)          Limit on Damages. The aggregate amount of all Damages for which Foreign Parent and Parent shall be liable under this Section 6.3 shall not exceed the amount determined by multiplying three hundred nine thousand seven hundred and seventy five (309,775) shares of Foreign Parent Stock by the Deemed Value. Notwithstanding the foregoing, Foreign Parent and Parent shall be liable for all Damages suffered by any Stockholder Indemnitee as a result of or related to a claim for fraud or willful misconduct, a claim for breach of any covenant or obligation of Foreign Parent, Parent or the Surviving Corporation and for any claim for breach of the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3(a), Section 3.3(f), Section 3.4, Section 3.9 and Section 3.14 (the “Foreign Parent Excepted Warranties”).

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(d)          Defense of Third Party Claims. In the event of the assertion or commencement by any Person of any claim or Legal Proceeding (whether against a Stockholder or against any other Person) with respect to which any of the Stockholder Indemnitees may be entitled to indemnification or any other remedy pursuant to this Section 6.3, the Stockholder Representative shall give Foreign Parent written notice of the commencement of any such Legal Proceeding against a Stockholder Indemnitee within fifteen (15) days following such commencement. Foreign Parent and Parent shall have the right to defend such claim or Legal Proceeding. If Foreign Parent and Parent do not elect to proceed with the defense of any such claim or Legal Proceeding, the Stockholder Representative may proceed with the defense of such claim or Legal Proceeding with counsel reasonably satisfactory to Foreign Parent, and at Foreign Parent’s and Parent’s expense; provided, however, that the Stockholder Representative may not settle, adjust or compromise any such claim or Legal Proceeding without the prior written consent of Foreign Parent (which consent may not be unreasonably withheld). For any such claim or Legal Proceeding, Foreign Parent or Parent shall have the right to settle, adjust or compromise such claim or Legal Proceeding without the consent of the Stockho4lder Representative as long as any such settlement, adjustment or compromise does not include an admission of liability by any Stockholder Indemnitee, the payment of any consideration by a Stockholder Indemnitee or impose any obligation on such Stockholder Indemnitee. Any such settlement, adjustment or compromise not meeting the foregoing will require the Stockholder Indemnitee’s consent; provided, however, that such consent shall not be unreasonably withheld. Any Stockholder Indemnitee may participate in any Legal Proceeding at its own expense.

6.4          Stockholder Escrow Arrangements.

(a)          Stockholder Escrow Fund. As security for the indemnity provided for in Section 6.2 and pursuant to the terms of an escrow agreement to be in a form mutually agreed upon by Parent and the Stockholder Representative (the “Escrow Agreement”), at the Closing, Parent shall deposit with the Escrow Agent one million two hundred thirty thousand (1,230,000) shares of Foreign Parent Stock otherwise issuable to the Stockholders as Aggregate Merger Consideration (the “Stockholder Escrow Shares”), which shares shall be allocated from the Stockholders as set forth on Schedule 1.5(a). American Stock and Trade, as Escrow Agent (the “Escrow Agent”), shall hold the Escrow Shares in an escrow fund (the “Stockholder Escrow Fund”) to be governed by the terms set forth herein and in the Escrow Agreement.

(b)          Stockholder Escrow Period. Subject to the terms of the Escrow Agreement, the Stockholder Escrow Fund shall be in existence immediately following the Effective Time and shall terminate at 11:59 p.m., Pacific time on the Stockholder Indemnification Completion Date, which shall be the Indemnification Completion Date (the “Stockholder Escrow Period”).

(c)          Protection of Escrow Fund.

(i)          The Escrow Agent shall hold and safeguard the Stockholder Escrow Fund during the Stockholder Escrow Period, shall treat such fund as a trust fund in accordance with the terms of the Escrow Agreement and not as the property of Parent and shall hold and dispose of the Stockholder Escrow Fund only in accordance with the terms of the Escrow Agreement.

(ii)         Any Foreign Parent Stock or other equity securities issued or distributed by Foreign Parent (including shares issued upon a stock split, stock dividend or recapitalization of Foreign Parent) (“New Stockholder Shares”) in respect of Stockholder Escrow Shares in the Stockholder Escrow Fund which have not been released from the Stockholder Escrow Fund shall be added to the Stockholder Escrow Fund and become a part thereof. New Stockholder Shares issued in respect of shares of Stockholder Escrow Shares which have been released from the Stockholder Escrow Fund shall not be added to the Stockholder Escrow Fund but shall be distributed to the record holders thereof. Cash dividends on Foreign Parent Stock shall not be added to the Stockholder Escrow Fund but shall be distributed to the record holders thereof.

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(iii)        The record holders of the Stockholder Escrow Shares shall have their respective voting rights with respect to Stockholder Escrow Shares or any New Stockholder Shares added to the Stockholder Escrow Fund.

(d)          Satisfaction of Losses.

(i)          Distributions Related to Escrow Shares. The Stockholder Escrow Shares having a Deemed Value as set forth in Section 6.2(d) shall be used to satisfy pursuant to Section 6.2 any Damages of any Parent Indemnitee for which a Parent Indemnitee delivers an indemnification notice under Section 6.2 during the Stockholder Escrow Period and for which it is finally determined (by joint written instructions of Foreign Parent and the Stockholder Representative given to the Escrow Agent or by a Final Arbitration Award given to the Escrow Agent) that indemnification is required under this Agreement, provided, that a Stockholder’s liability with respect to a breach of Company Excepted Warranties shall not be limited to the Stockholder Escrow Shares. Upon the conclusion of the Stockholder Escrow Period, Escrow Agent shall promptly deliver to the Stockholder Representative, an amount equal to (A) the Stockholder Escrow Shares, minus (B) any and all amounts satisfied by set-off of the Stockholder Escrow Shares for satisfaction of Damages pursuant to Section 6.2, minus (C) if any indemnification claim for Damages of any Parent Indemnitee contained in any indemnification notice delivered pursuant to Section 6.1(a) prior to the conclusion of the Stockholder Escrow Period is not finally resolved, an amount equal to Foreign Parent’s good faith estimate of the cumulative amount of all Damages disputed in any such claims as of such time (the “Pending Claim Stockholder Escrow Amount”). The Pending Claim Stockholder Escrow Amount shall remain in escrow until the dispute is finally resolved. If it is finally determined (by joint written instructions of Foreign Parent and the Stockholder Representative given to the Escrow Agent or by a Final Arbitration Award given to the Escrow Agent) pursuant to this Section 6 that no Parent Indemnitee is entitled to any portion of the Pending Claim Stockholder Escrow Amount or any portion of the Pending Claim Stockholder Escrow Amount is not used to set-off against any such pending claims (the “Pending Claim Stockholder Escrow Excess”), the Escrow Agent shall promptly deliver the Pending Claim Stockholder Escrow Excess to the Stockholder Representative.

(ii)         Satisfaction of Parent Indemnitees Damages; Set-Off of Stockholder Escrow Shares. Any indemnification obligation finally determined to be owed to the Parent Indemnitees shall be satisfied by set-off against the Stockholder Escrow Shares at the Deemed Value or the Pending Claim Stockholder Escrow Amount, as applicable, by reducing the Stockholder Escrow Shares at the Deemed Value or the Pending Claim Stockholder Escrow Amount, as applicable, on a dollar for dollar basis by the amount of such indemnification obligation, unless or until the Stockholder Escrow Shares, or Pending Claim Stockholder Escrow Amount, if applicable, have been reduced to zero, or all Damages have been satisfied in accordance with this Section 6.4; in such event any remaining Stockholder Escrow Shares shall be released to the Stockholder Representative as set forth in the Escrow Agreement.

The maximum indemnification obligation for which the Stockholder Escrow Amount has been established shall be the amount determined by multiplying the number of shares of Foreign Parent Stock comprising the Stockholder Escrow Fund by the Deemed Value. That maximum indemnification obligation shall reduce, following the Closing Date and until the Stockholder Indemnification Completion Date, on a dollar for dollar basis by the dollar amount of each Damages claim finally determined (by joint written instructions of Foreign Parent and the Stockholder Representative given to the Escrow Agent or by a Final Arbitration Award given to the Escrow Agent), until the remaining indemnification obligation is zero, or until all of the Stockholder Escrow Amount is released in accordance with the Escrow Agreement. The number of shares of Foreign Parent Stock to be issued for each Damages Claim finally determined (by joint written instructions of Foreign Parent and the Stockholder Representative given to the Escrow Agent or by a Final Arbitration Award given to the Escrow Agent) (“Final Claim”) will be calculated by dividing the Final Claim by the Deemed Value of each share of Foreign Parent Stock.

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6.5          Tax Indemnity Event Indemnification.       Until such date as all of ordinary shares of Foreign Parent held by Scott Miller and MHS as of immediately following the Closing are available for sale without any restrictions on transfer whether imposed by law or contract and the average daily trading volume of such class of shares on an effective national securities exchange or national market system exceeds 1 million shares for any consecutive three months, Foreign Parent and Parent shall jointly and severally indemnify Scott Miller, MHS and its partners (collectively, “Tax Indemnified Parties”) against, and hold the Tax Indemnified Parties harmless from, any Taxes together with the costs and expenses, including those of attorneys and accountants, incurred by the Tax Indemnified Parties in connection with the Merger or the other transactions set forth in the Agreement solely to the extent such Taxes, costs and expenses arise due to a “Tax Indemnity Event” as defined below or which are taken to avoid such event; provided, that the Tax Indemnified Parties shall take reasonable actions requested by Foreign Parent to avoid incurring such Tax, so long as the cost of such actions (including professional fees and expenses) together with the Taxes owed do not exceed the Tax Indemnity Cap (and such costs are paid for in advance by Foreign Parent or Parent), including, without limitation, contesting such tax in good faith; provided, further, that Foreign Parent shall have the same rights with respect to the contests described above as the rights that Foreign Parent has with respect to the contests described in Section 5.15(c); provided, further, that the indemnity shall not exceed $500,000 cash (the “Tax Indemnity Cap”). “Tax Indemnity Event” means an event described in the Treasury Regulations section 1.367(a)-8(j)(1) or (2).

6.6          Indemnification Completion Date.       No claims may be brought by any Indemnitee against the Indemnifying Party after the Indemnification Completion Date; provided, however, that any claims or Legal Proceedings for which indemnification is sought prior to the Indemnification Completion Date shall remain subject to such indemnification obligation until full resolution of the claim or Legal Proceeding; provided, further, that nothing in this Agreement shall limit the time in which a claim may be brought against Foreign Parent or Parent with respect to a claim arising out of breach of any covenant or obligation of Foreign Parent, Parent or the Surviving Corporation to be performed after the Effective Time; and provided, further, that MHS and Scott Miller may make a claim for indemnification pursuant to Section 5.5 until the date six (6) months following the Tax Indemnity Event.

6.7          Determination of Damages.       For purposes of this Agreement, any determination of Damages shall (a) be reduced (i) by any Tax benefits realized by the indemnified party and (ii) by the amount of any insurance proceeds actually recovered by the indemnified party with respect to such Damages (after reasonable good faith efforts to recover thereon, including filing and diligent pursuit of a claim with the insurer); and (b) exclude all items specified in Section 6.8. The calculation of Damages shall not include damages arising because of a change after Closing in Legal Requirements or accounting policies. To the extent that a claim for indemnification by a Parent Indemnitee hereunder relates to a liability incurred by the Company and there is an accrual on the Unaudited Interim Balance Sheet in respect of such liability, then the determination of Damages in respect of such claim shall be net of such accrual.

6.8          No Special or Punitive Damages.       NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT OR PROVIDED FOR UNDER ANY APPLICABLE LAW, NO PARTY SHALL, IN ANY EVENT, BE LIABLE TO ANY OTHER PERSON, EITHER IN CONTRACT, TORT OR OTHERWISE, FOR ANY SPECIAL OR PUNITIVE DAMAGES RELATING TO THE BREACH OR ALLEGED BREACH HEREOF, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES HAS BEEN DISCLOSED TO THE OTHER PARTY IN ADVANCE OR COULD HAVE BEEN REASONABLY FORESEEN BY SUCH OTHER PARTY.

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6.9          Exclusive Remedy.       From and after the Effective Time, except for the remedy of specific performance, and except in the case of fraud, willful misconduct or breach of a covenant, or agreement in this Agreement to be performed after the Effective Time, indemnification under this Section 6 shall be the sole and exclusive remedy for any claim or action related to or arising out of the transactions contemplated by this Agreement or the operations of the Company prior to the Closing, whether such claim or action is based on contract, tort or otherwise. Foreign Parent, Parent, Merger Sub and the Company each hereby waive any provision of any Legal Requirement to the extent that it would limit or restrict the agreement contained in this Section 6.9.

6.10        Purchase Price Adjustment.       The issuance of any Stockholder Escrow Shares or Pending Claim Stockholder Excess Amount shall constitute a purchase price adjustment for tax purposes.

6.11        Arbitration Process.       If a dispute arises out of the indemnification process, the parties shall use reasonable efforts to cooperate and arrive at a mutually acceptable resolution of the dispute. If the dispute is not resolved within thirty (30) days, the dispute will be submitted to binding arbitration administered by the American Arbitration Association under the Commercial Arbitration Rules then in effect. The parties agree that any such controversy shall be submitted to one arbitrator mutually selected by the parties pursuant to the provisions of the American Arbitration Association Commercial Arbitration Rules. In connection with the arbitration hearing, at least seventy-two (72) hours in advance of the arbitration hearing, each party shall prepare its best and final offer to settle the dispute in full (the “Final Offers”) and shall deliver its Final Offer to the other party and the arbitrator. Upon the conclusion of the arbitration hearing, the arbitrator shall and must select the Final Offer proposed by one of the parties with respect to the dispute, without variation, and enter that as the arbitrator’s award. The arbitrator’s award will be final and binding on the parties and is referred to herein as the “Final Arbitration Award”. The parties agree that any arbitration shall be held in Denver, Colorado, and all proceedings in the arbitration will be governed by the substantive laws of the State of Delaware.

SECTION 7.       Termination

7.1          Termination.       This Agreement may be terminated at any time prior to the Closing:

(a)          by the mutual written consent of the Company and Parent;

(b)          by Foreign Parent or Parent by written notice to the Company if:

(i)          neither Foreign Parent, Parent nor Merger Sub is then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 4 and such breach, inaccuracy or failure has not been cured by the Company within fifteen (15) days of the Company's receipt of written notice of such breach from Parent; or

(ii)         any of the conditions set forth in Section 4.1 or Section 4.2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 12, 2014, unless such failure shall be due to the failure of Foreign Parent or Parent to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

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(c)          by the Company by written notice to Parent if:

(i)          the Company is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Foreign Parent, Parent or Merger Sub pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 4 and such breach, inaccuracy or failure has not been cured by Foreign Parent, Parent or Merger Sub within fifteen (15) days of Foreign Parent’s, Parent's or Merger Sub's receipt of written notice of such breach from the Company; or

(ii)         any of the conditions set forth in Section 4.1 or Section 4.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 12, 2014, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(iii)        if the Foreign Parent Stockholder Approval is not obtained at the meeting of Foreign Parent Stockholders held for such purpose, or if the meeting to hold such vote is postponed, adjourned or cancelled, except to the extent required by applicable Legal Requirements (other than those Legal Requirements which have not been met due to a failure of Foreign Parent, Parent or Merger Sub to comply with their obligations under this Agreement), without the prior written consent of the Stockholder Representative.

(d)          by Parent or the Company if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or any Governmental Body shall have issued an order, injunction, decree or judgment restraining or enjoining the transactions contemplated by this Agreement, and such order, injunction, decree or judgment shall have become final and non-appealable.

7.2          Effect of Termination.       In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any Party except:

(a)          as set forth in this Section 7, Section 5.4(b) and Section 8; and

(b)         that nothing herein shall relieve any Party from liability for any breach of any provision hereof.

SECTION 8.       MISCELLANEOUS PROVISIONS

8.1          Stockholder Representative.

(a)          By approving this Agreement and the transactions contemplated hereby, each Stockholder shall have irrevocably authorized and appointed Stockholder Representative as such Person’s representative and attorney-in-fact to act on behalf of such Person with respect to this Agreement and the Escrow Agreement and to take any and all actions and make any decisions required or permitted to be taken by Stockholder Representative pursuant to this Agreement or the Escrow Agreement, including the exercise of the power to:

(i)          give and receive notices and communications;

(ii)         determine the form of the Escrow Agreement;

(iii)        approve any matters which, under Section 4, must be approved or agreed to by, or satisfactory to, the Stockholder Representative;

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(iv)        authorize delivery to Foreign Parent of Foreign Parent Stock from the Stockholder Escrow Fund in satisfaction of claims for indemnification made by the Stockholders pursuant to Section 6;

(v)         litigate, arbitrate, resolve, settle or compromise any claim for indemnification pursuant to Section 6;

(vi)        contest and/or settle any issue raised in any Tax proceeding pursuant to Section 5.15;

(vii)       execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and the Escrow Agreement;

(viii)      make all elections or decisions contemplated by this Agreement and the Escrow Agreement;

(ix)         engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Stockholder Representative in complying with its duties and obligations; and

(x)          take all actions necessary or appropriate in the good faith judgment of Stockholder Representative for the accomplishment of the foregoing.

Foreign Parent and Parent shall be entitled to deal exclusively with Stockholder Representative on all matters relating to this Agreement (including Section 6) and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Stockholder by Stockholder Representative, and on any other action taken or purported to be taken on behalf of any Stockholder by Stockholder Representative, as being fully binding upon such Person. Notices or communications to or from Stockholder Representative shall constitute notice to or from each of the Stockholders. Any decision or action by Stockholder Representative hereunder, including any agreement between Stockholder Representative and Foreign Parent or Parent relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Stockholders and shall be final, binding and conclusive upon each such Person. No Stockholder shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Section, including the power of attorney granted hereby, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or Stockholders, or by operation of Law.

(b)          The Stockholder Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Stockholders according to each Stockholder's Pro Rata Share (the "Majority Holders"); provided, however, in no event shall Stockholder Representative resign or be removed without the Majority Holders having first appointed a new Stockholder Representative who shall assume such duties immediately upon the resignation or removal of Stockholder Representative. In the event of the death, incapacity, resignation or removal of Stockholder Representative, a new Stockholder Representative shall be appointed by the vote or written consent of the Majority Holders. Notice of such vote or a copy of the written consent appointing such new Stockholder Representative shall be sent to Foreign Parent, such appointment to be effective upon the later of the date indicated in such consent or the date such notice is received by Parent; provided, that until such notice is received, Foreign Parent, Parent, Merger Sub and the Surviving Corporation shall be entitled to rely on the decisions and actions of the prior Stockholder Representative as described in Section 8.1(a) above.

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(c)          The Stockholder Representative shall not be liable to the Stockholders for actions taken pursuant to this Agreement or the Escrow Agreement, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted gross negligence or involved fraud, intentional misconduct or bad faith (it being understood that any act done or omitted pursuant to the advice of counsel, accountants and other professionals and experts retained by Stockholder Representative shall be conclusive evidence of good faith). The Stockholders shall severally and not jointly (in accordance with their Pro Rata Shares), indemnify and hold harmless Stockholder Representative from and against, compensate it for, reimburse it for and pay any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with its activities as Stockholder Representative under this Agreement and the Escrow Agreement (the "Representative Losses"), in each case as such Representative Loss is suffered or incurred; provided, that in the event it is finally adjudicated that a Representative Loss or any portion thereof was primarily caused by the gross negligence, fraud, intentional misconduct or bad faith of Stockholder Representative, Stockholder Representative shall reimburse the Stockholders the amount of such indemnified Representative Loss attributable to such gross negligence, fraud, intentional misconduct or bad faith. The Representative Losses shall be satisfied: (i) from the Stockholder Representative Expense Fund; and (ii) to the extent the amount of the Representative Losses exceeds amounts available to Stockholder Representative under (i), from the Stockholders, severally and not jointly (in accordance with their Pro Rata Shares). As soon as practicable after the date on which the final obligation of Stockholder Representative under this Agreement and the Escrow Agreement have been discharged or such other date as Stockholder Representative deems appropriate, the Escrow Agent shall pay any amounts remaining in the Stockholder Representative Fund to the Stockholders in accordance with their Pro Rata Shares, as set forth in the Escrow Agreement.

8.2          Further Assurances.       Each Party shall execute and cause to be delivered to the other such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

8.3          Fees and Expenses.       Each Party to this Agreement shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred by such party in connection with the transactions contemplated by this Agreement, including all fees, costs and expenses incurred by such party in connection with or by virtue of (a) the investigation and review conducted by them with respect to the other’s business (and the furnishing of information to the other and its Representatives in connection with such investigation and review), (b) the negotiation, preparation and review of this Agreement and all agreements, certificates, and other instruments and documents delivered or to be delivered in connection with the transactions contemplated by this Agreement, (c) the preparation and submission of any filing or notice required to be made or given in connection with any of the transactions contemplated by this Agreement, and the obtaining of any Consent required to be obtained in connection with any of such transactions, and (d) the consummation of the Merger; provided that the Company has paid, or will reimburse all of such fees, costs and expenses and incurred by or on behalf of the Stockholders and the Company.

8.4          Attorneys’ Fees.       If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any Party hereto, the prevailing Party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

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8.5          Notices.       Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery of the Party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Party to be notified at the address, or to the facsimile number, set forth below, or at such other address or facsimile number that such Party may designate by ten (10) days advance written notice to the other Parties hereto:

If to Foreign Parent, Parent or Merger Sub to:

c/o BluePhoenix Solutions USA, Inc.
Two Union Square, Suite 4616
Seattle, WA 98101
Attn: Rick Rinaldo
Email: rrinaldo@bphx.com

With a copy to (which shall not constitute notice):

Cooley LLP

1700 Seventh Avenue, Suite 1900

Seattle, WA 98101

Attn: Alan Hambelton

Fax: 206.452.8800

If to the Company (prior to the Closing):

Sophisticated Business Systems, Inc. d/b/a Ateras
6600 LBJ Freeway, Suite 210
Dallas, Texas 75240
Attn: Scott Miller
Email: ScottMiller2042@icloud.com

If to the Stockholder Representative of any Stockholder:

Scott Miller

6600 LBJ Freeway, Suite 210
Dallas, Texas 75240

Email: ScottMiller@ateras.com

8.6          Time of the Essence.       Time is of the essence of this Agreement.

8.7          Headings.       The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.8          Counterparts.       This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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8.9          Governing Law.       Except with respect to the effect of the Merger, which shall be governed by the laws of the jurisdiction of incorporation of Merger Sub and the Company, this Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

8.10        Successors and Assigns.       This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns (if any). No Party may assign this Agreement or any rights or obligations hereunder (by operation of law or otherwise) to any Person without the prior consent of the other, which may be granted or withheld in such party’s sole and absolute discretion.

8.11        Specific Performance.       The Parties agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) seek a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) seek an injunction restraining such breach or threatened breach.

8.12        Waiver.       No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.13        Amendments.       This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Foreign Parent and the Company, prior to the Effective Time, or by Foreign Parent and the Stockholder Representative, after the Effective Time.

8.14        Severability.       In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

8.15        Parties in Interest.       Except for the provisions of Sections 5.9 and 6, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the Parties hereto and their respective successors and permitted assigns (if any).

8.16        Entire Agreement.       This Agreement and the other agreements referred to herein, including the Disclosure Schedules and the Parent Disclosure Schedules, and any updates thereto, set forth the entire understanding of the Parties hereto relating to the subject matter hereof and thereof, and supersede all prior agreements and understandings among or between any of the Parties relating to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded by this Agreement and shall remain in effect in accordance with its terms.

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8.17        Construction.       Except as otherwise indicated, all references in this Agreement to Sections and Exhibits are intended to refer to Sections of this Agreement and Exhibits to this Agreement. Unless the context otherwise requires, (a) all references to articles, sections or schedules are to Articles, Sections or Schedules in this Agreement; (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP; (c) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter; (d) the word “or” is not exclusive; and (d) the term “including” means by way of example and not by way of limitation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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The Parties have caused this Agreement to be executed and delivered as of October 14, 2014.

FOREIGN PARENT:

BluePhoenix Solutions, Ltd., an Israeli company

By:	/s/ Matt Bell
Name:	Matt Bell
Title:	CEO

PARENT:

Modern Systems Corporation, a Delaware corporation

By:	/s/ Matt Bell
Name:	Matt Bell
Title:	CEO

MERGER SUB:

BP-AT Acquisition Corporation, a Delaware corporation

By:	/s/ Matt Bell
Name:	Matt Bell
Title:	CEO

THE COMPANY:

Sophisticated Business Systems, Inc., a Texas corporation

By:	/s/ Scott Miller
Name:	Scott Miller
Title:	CEO

STOCKHOLDER REPRESENTATIVE:

/s/ Scott Miller
Scott Miller

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STOCKHOLDERS:

Mindus Holding, Ltd., a Texas limited partnership

By:	Mindus Holdings GP, Inc., a Texas corporation and its General Partner

By:	/s/ Scott Miller
Scott Miller, Authorized Officer

/s/ Cindy S. Howard
Cindy S. Howard

/s/ Thomas C. Howard
Thomas C. Howard

/s/ Richard T. Chance
Richard T. Chance

/s/ James C. Carpenter
James C. Carpenter

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EXHIBIT A

DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

“Acquisition Transaction” means, with respect to a Party, any transaction involving:

(a)          the sale, license, disposition or acquisition of all or any portion of the business or assets of such Party or its subsidiaries;

(b)         the issuance, disposition or acquisition of (i) any capital stock or other equity securities of such Party or its subsidiaries, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock or other equity securities of such Party or its subsidiaries, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity securities of such Party or its subsidiaries; or

(c)         any merger, consolidation, business combination, reorganization or similar transaction involving such Party or its subsidiaries.

“Affiliate” means with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For purposes of this definition, “Control” (including, with correlative meanings, the terms “Controlled By” and “Under Common Control With”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by written or oral contracts, commitments, understandings or other agreements or credit arrangement or otherwise.

“Aggregate Merger Consideration” has the meaning in Section 1.5(a).

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, including the Disclosure Schedules and the Parent Disclosure Schedules, as it may be amended from time to time.

“Closing” has the meaning in Section 1.3.

“Closing Date” has the meaning in Section 1.3.

“Code” has the meaning in Recital E.

“Company” has the meaning in the introductory paragraph of this Agreement.

“Company Common Stock” has the meaning in Recital D.

“Company Contract” means any Contract: (a) to which the Company is a party; (b) by which the Company or any of its assets is or may become bound or under which the Company has, or may become subject to, any obligation; or (c) under which the Company has or may acquire any right or interest.

“Company Excepted Warranties” has the meaning in Section 6.2(d).

“Company Financial Statements” has the meaning in Section 2.4.

Exhibit A – Page 1

“Company Option” has the meaning in Section 2.3(b).

“Company Proprietary Asset” means any Proprietary Asset owned by or licensed to the Company or otherwise used by the Company.

“Company Returns” has the meaning in Section 2.14(a).

“Company Stock Certificates” has the meaning in Section 1.6.

“Confidentiality Agreement” has the meaning in Section 5.4(b).

“Consent” means any approval, consent, ratification, permission, waiver or authorization, including any Governmental Authorization.

“Continuing Employee” means those employees of the Company mutually agreed upon by Parent and the Stockholder Representative.

“Continuing Employee Employment Agreement” has the meaning in Section 5.16.

“Continuing Employee RSU Agreement” has the meaning set forth in Section 4.2.

“Contract” means any written or oral agreement, contract, subcontract, lease, instrument, note, warranty, or legally binding commitment or undertaking of any nature.

“Damages” means any liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties, including reasonable attorneys’ fees and expenses.

“Deemed Value” has the meaning in Section 6.2(d).

“DGCL” has the meaning in Section 1.2.

“Disclosure Schedules” has the meaning in the first paragraph of Section 2.

“Effective Time” has the meaning in Section 1.3.

“Employee” has the meaning in Section 2.15(a).

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, or restriction of any nature.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Environmental Law” has the meaning in Section 2.16.

“Escrow Agent” has the meaning in Section 6.4(a).

“Escrow Agreement” has the meaning in Section 6.4(a).

Exhibit A – Page 2

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Arbitration Award” has the meaning in Section 6.11.

“Final Claim” has the meaning in Section 6.4(d)(ii).

“Final Offer” has the meaning in Section 6.11.

“Foreign Parent” has the meaning in the introductory paragraph of this Agreement.

“Foreign Parent Board” has the meaning in Section 5.13.

“Foreign Parent Board Nominee” has the meaning in Section 5.13.

“Foreign Parent Board Recommendation” has the meaning in Section 3.2.

“Foreign Parent Excepted Warranties” has the meaning in Section 6.3(c).

“Foreign Parent Fully Diluted Shares” means, at any time of determination, the number of shares of Foreign Parent Stock outstanding at such time, plus the number of shares of Foreign Parent Stock issuable upon exercise or conversion or otherwise pursuant to any Foreign Parent Option that is outstanding or otherwise in effect at such time.

“Foreign Parent Indemnification Completion Date” has the meaning in Section 6.1(b).

“Foreign Parent Indemnification Period” has the meaning in Section 6.5(b).

“Foreign Parent Option” has the meaning in Section 3.4(b).

“Foreign Parent Stock” has the meaning in Recital D.

“Foreign Parent Stockholder Approval” has the meaning in Section 3.2.

“Foreign Parent Stockholders Meeting” has the meaning in Section 5.5.

“Form 8-K” has the meaning in Section 5.12.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Government Contract” means any prime contract, subcontract, letter contract, purchase order or delivery order executed or submitted to or on behalf of any Governmental Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime contractor or subcontractor otherwise has or may acquire any right or interest.

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency or commission, any court or other tribunal; and any other self-regulatory organization such as the Financial Industry Regulatory Authority (FINRA)).

Exhibit A – Page 3

“Indemnification Completion Date” has the meaning in Section 6.1(a).

“Issuance Proposal” has the meaning in Section 5.5.

“Knowledge” means with respect to an individual, the actual knowledge such individual has together with the knowledge such individual would have had if, based upon known facts or circumstances, such individual had exercised reasonable diligence to inquire on the matter to which such knowledge relates, and with respect to an Entity, the actual knowledge of its officers and directors together with such knowledge of its officers and directors would have had if, based upon known facts or circumstances, such individual had exercised reasonable diligence to inquire on the matter to which such knowledge relates.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, or implemented by or under the authority of any Governmental Body.

“Majority Holders” has the meaning in Section 8.1(b).

“Material Adverse Effect” on a Party means any change, circumstance, event or condition that is materially adverse to the operations, business, financial condition or results of operations of the Party and its subsidiaries, taken as a whole, or that materially impairs the ability of the Party to consummate the transactions contemplated by the Agreement, other than any changes, circumstances, events or conditions resulting, directly or indirectly, from: (a) the announcement or performance of the transaction, including any action or inaction by a Party or any of the customers, suppliers, lessors, employees or competitors of the Party’s business; (b) changes in general economic conditions in any of the markets in which the Party and its subsidiaries operate (to the extent such change does not affect such Party and its subsidiaries disproportionately from their competitors); (c) any change in economic conditions or the financial, banking, currency or capital markets in general; (d) national or international political or social conditions, including the engagement by any country in hostilities, whether commenced before or after the date of this Agreement, and whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack; (e) changes in any Legal Requirement (to the extent such change does not affect such Party and its subsidiaries disproportionately from their competitors); (f) changes in GAAP or interpretations thereof or other accounting principles or requirements; (g) any actions taken, failures to take action, or other changes or events relating to a Party, in each case to which the other Party (which, in the case of the Company, shall be Foreign Parent or Parent, and, in the case of Foreign Parent or Parent, shall be the Company) has consented in writing; or (h) the taking of any action contemplated by this Agreement.

“Material Contracts” has the meaning in Section 2.10(a).

“Materials of Environmental Concern” has the meaning in Section 2.16.

Exhibit A – Page 4

“Merger” has the meaning in Recital C.

“Merger Sub” has the meaning in the introductory paragraph of this Agreement.

“Money Laundering Laws” has the meaning in Section 2.24.

“NIS” means New Israeli Shekels.

“New Stockholder Shares” has the meaning in Section 6.4(c)(ii).

“November 23, 2013 SPA” has the meaning in Section 3.4(c).

“Parent” has the meaning in the introductory paragraph of this Agreement.

“Parent Disclosure Schedules” has the meaning in the first paragraph of Section 3.

“Parent Indemnitees” means the following Persons: (a) Foreign Parent; (b) Parent; (c) Foreign Parent’s and Parent’s affiliates (including the Surviving Corporation); and (d) the respective successors and assigns of the Persons referred to in clauses (a), (b) and (c) of this definition.

“Parent Returns” has the meaning in Section 3.14(a).

“Party(ies)” has the meaning in the introductory paragraph of this Agreement.

“Pending Claim Stockholder Escrow Amount” has the meaning in Section 6.4(d)(i).

“Pending Claim Stockholder Escrow Excess” has the meaning in Section 6.4(d)(i).

“Person” means any individual, Entity or Governmental Body.

“Plans” has the meaning in Section 2.15(a).

“Pro Rata Merger Consideration” has the meaning in Section 1.5(a).

“Pro Rata Share” means, with respect to a Stockholder, the percentage determined by dividing such Stockholder’s Pro Rata Merger Consideration, as shown on Schedule 1.5(a), by the Aggregate Merger Consideration.

“Proprietary Asset” means any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

“Proxy Statement” has the meaning in Section 5.1(a).

“Registration Rights Agreement” has the meaning in Section 5.10.

“Related Party” has the meaning in Section 2.18.

Exhibit A – Page 5

“Representative Losses” has the meaning in Section 8.1(c).

“Representatives” means officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning in Section 3.5.

“Securities Act” has the meaning in Recital F.

“Stockholder Escrow Fund” has the meaning in Section 6.4(a).

“Stockholder Escrow Period” has the meaning in Section 6.4(b).

“Stockholder Escrow Shares” has the meaning in Section 6.4(a).

“Stockholder Indemnification Completion Date” has the meaning in Section 6.1(a).

“Stockholder Indemnitees” means (a) the Stockholders, (b) the Stockholders’ affiliates (excluding the Surviving Corporation); and (c) the respective successors and assigns of the Persons referred to in clauses (a) and (b) of this definition.

“Stockholder Representative” has the meaning in the introductory paragraph of this Agreement.

“Stockholder Representative Expense Fund” has the meaning in Section 8.1(d).

“Stockholders” has the meaning in Section 1.5(a).

“Surviving Corporation” has the meaning in Section 1.1.

“Tax” means any tax, including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax, levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

“TBOC” has the meaning in Section 1.2.

“Threshold” has the meaning in Section 6.2(c).

“Unaudited Interim Balance Sheet” has the meaning in Section 2.4(a)(ii).

“Unilateral Undertakings” has the meaning in Section 4.3(j)(vii).

Exhibit A – Page 6

Annex B

BluePhoenix Solutions, Ltd.

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is entered into as of [________], by and among [BluePhoenix Solutions Ltd.]1, an Israeli corporation (the “Acquiror”), and the holder of the Acquiror’s ordinary shares whose names are set forth on Exhibit A attached hereto (the “Shareholder”).

RECITALS

The Acquiror, BluePhoenix Solutions, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Acquirer (“Parent”), BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”); Sophisticated Business Systems, Inc., a Texas corporation doing business as Ateras (“Target”) and the Shareholder have entered into an Agreement and Plan of Merger dated as of August 13, 2014, as amended (the “Merger Agreement”), which provides for the acquisition of Target by the Acquiror through a merger (the “Merger”) of Sub with and into Target and the issuance by the Acquiror of Acquiror’s Ordinary Shares (the “Acquiror Shares”), to the shareholders of Target, including the Shareholder, in consideration of the shares of Target (the “Target Shares”) exchanged by the shareholders of Target in the Merger. As a condition to the closing of the Merger, the Shareholder desires to obtain and the Acquiror has agreed to grant certain registration rights to the Shareholder with respect to the Acquiror Shares.

AGREEMENT

The parties hereby agree as follows:

1.           Registration Rights.

1.1          Definitions. For purposes of this Section 1:

(a)          The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the subsequent declaration or ordering of the effectiveness of such registration statement or document.

(b)          The term “Registrable Securities” means:

(i)          the Acquiror Shares; and

(ii)         any other ordinary shares of the Acquiror issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, Acquiror Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however,that ordinary shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

1 Note to draft: If name change is approved in advance of closing, name of Foreign Parent to be updated.

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(c)          The number of shares of “Registrable Securities then outstanding” shall mean the number of ordinary shares outstanding which are, and the number of ordinary shares issuable pursuant to the then exercisable or convertible securities which are, Registrable Securities;

(d)          The term “Holder” means any holder of outstanding Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering; and

(e)          The term “SEC” means the Securities and Exchange Commission.

(f)          “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Acquiror as provided in Subsection 1.5.

(g)          The term “Special Registration Statement” means (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

1.2          Piggyback Registrations. Acquiror shall notify all Holders in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of Acquiror (including, but not limited to, registration statements relating to secondary offerings of securities of Acquiror, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from Acquiror, so notify Acquiror in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by Acquiror, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Acquiror with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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(a)          Underwriting. If the registration statement of which Acquiror gives notice under this Section 1.2 is for an underwritten offering, Acquiror shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Acquiror. Notwithstanding any other provision of this Agreement, if Acquiror determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to Acquiror; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of Acquiror (other than a Holder) on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to Acquiror and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon 1.2 the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)          Right to Terminate Registration. Acquiror shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal.

1.3          Furnish Information. It shall be a condition precedent to the obligations of the Acquiror to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Acquiror such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.4          Obligations of the Acquiror. In connection with its registration of any Registrable Securities, the Acquiror shall, as expeditiously as reasonably possible:

(a)          furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(b)          use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Acquiror shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Acquiror is already subject to service in such jurisdiction and except as may be required by the Securities Act;

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(c)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(d)          use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Acquiror are then listed;

(e)          provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f)          promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Acquiror, and cause the Acquiror’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(g)          notify each selling Holder, promptly after the Acquiror receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(h)          after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Acquiror amend or supplement such registration statement or prospectus.

1.5          Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 1, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Acquiror; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Acquiror. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 1 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

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1.6          Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)          To the extent permitted by law, the Acquiror will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Acquiror of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Acquiror will pay, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Acquiror, which consent shall not be unreasonably withheld, nor shall the Acquiror be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which is caused by or contained in written information furnished expressly for use in connection with such registration by such Holder or controlling person.

(b)          To the extent permitted by law, each selling Holder will severally (and not jointly and severally) indemnify and hold harmless the Acquiror, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Acquiror within the meaning of the Securities Act or the Exchange Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is caused by or contained in written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.6(b) exceed the gross proceeds from the offering received by such Holder.

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(c)          Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6 to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d)          If the indemnification provided in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)          The obligations of the Acquiror and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.7          No Assignment of Registration Rights. The rights to cause the Acquiror to register Registrable Securities may not be assigned by the Shareholder.

1.8          Termination of Registration Rights. The rights granted under this Section 1 shall terminate upon the earlier of (a) three years following the date of this Agreement, (b) the date of any merger whereby Acquiror does not survive other than a merger to effect a redomiciliation or (c) with respect to any Holder, at such time as such Holder may sell all of such Holder’s Registrable Securities in any one three month period pursuant to Rule 144 (or such successor rule as may be adopted).

2.          Miscellaneous.

2.1          Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Acquiror and the Holders of at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.1 shall be binding upon the parties and their respective successors and assigns. In addition, the Acquiror may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. Each Holder acknowledges that by the operation of Section 2.1 hereof, the Holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Acquiror, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

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2.2          Successors and Assigns. Subject to the provisions of Section 1.7, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.3          Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Israel without giving effect to principles of conflicts of law.

2.4          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

2.5          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.6          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

2.7          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

2.8          Entire Agreement. This Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

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2.9          Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

2.10          Rights of Holders. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other Holder of any securities of the Acquiror as a result of exercising or refraining from exercising any such right or rights.

2.11          Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

2.12          Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

[Signature Page Follows]

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The parties have executed this Agreement as of the date first above written.

ACQUIROR:

[BluePhoenix Solutions Ltd.][2],

By:

Title:

Address:

SHAREHOLDER:

Mindus Holdings, LTD

By:

Title:

2 Note to draft: If name change is approved in advance of closing, name of Foreign Parent to be updated.

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EXHIBIT A

Shareholder

NAME

Mindus Holdings, LTD

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Annex C

BluePhoenix Solutions, Ltd.

Form of Preemptive Rights Agreement

PREEMPTIVE RIGHTS AGREEMENT

This Preemptive Rights Agreement (the “Agreement”) is entered into as of [________], by and among (a) [BluePhoenix Solutions Ltd.]1, an Israeli corporation (the “Acquiror”), and (b) Mindus Holdings, LTD (the “Shareholder”).

RECITALS

The Acquiror, Modern Systems Corporation (f/k/a BluePhoenix Solutions, Inc.), a Delaware corporation and an indirect, wholly owned subsidiary of Acquirer (“Parent”), BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”); Sophisticated Business Systems, Inc., a Texas corporation doing business as Ateras (“Target”) and the Shareholders have entered into an Agreement and Plan of Merger dated as of August 13, 2014, as amended (the “Merger Agreement”), which provides for the acquisition of Target by the Acquiror through a merger (the “Merger”) of Sub with and into Target and the issuance by the Acquiror of Acquiror’s Ordinary Shares, par value NIS 0.04 per share (“Acquiror Stock”), to the shareholder of Target, including the Shareholder, in consideration of the shares of Target (the “Target Shares”) exchanged by the shareholders of Target in the Merger. As a condition to the closing of the Merger, and subject to consent of the Foreign Parent's shareholders to this Agreement and to the amendment of the Acquiror’s Articles of Association enabling the rights granted herein in accordance with applicable law, the Shareholder desires to obtain and the Acquiror has agreed to grant certain preemptive rights to Shareholder with respect to any shares of Acquiror Stock held by Shareholder.

AGREEMENT

The parties hereby agree as follows:

1.          Preemptive Rights.

1.1          Subject to applicable securities laws, Shareholder shall have a right to purchase its pro rata share of all Equity Securities, as defined below, that Acquiror may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 1.6 hereof. Shareholder’s pro rata share is equal to the ratio of (a) the number of shares of Acquiror Stock of which Shareholder is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of outstanding shares of Acquiror Stock (including all shares of Acquiror Stock issuable upon exercise or conversion or otherwise pursuant to any Vested Foreign Parent Option that is outstanding or otherwise in effect at such time) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (a) any shares of Acquiror Stock, (b) any other shares of stock issued by the Acquiror, (c) any other securities of the Acquiror or any of its subsidiaries convertible into, or exchangeable or exercisable for, such shares, or (d) options, warrants or other rights to acquire any such shares and the term “Vested Foreign Parent Option” shall mean any options, restricted stock units, securities convertible into or exchangeable for Acquiror Stock outstanding on August 5, 2014, and which remain outstanding, for which the rights of the holders to exercise were fully vested on August 5, 2014, but expressly excluding any warrants or anti-dilution rights (and Acquiror Stock issued pursuant to or upon the exercise thereof) held by or for the benefit of Prescott Group Aggressive Small Cap Master Fund G.P., Prescott Group Capital Management LLC or any affiliate, assignee or successor thereof.

1 Note to draft: If name change is approved in advance of closing, name of Foreign Parent to be updated.

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1.2          Exercise of Rights. Until termination of the rights hereunder, as set forth in Section 1.4 below, if Acquiror proposes to issue any Equity Securities, it shall give Shareholder written notice of its intention, describing the Equity Securities, the price, the proposed issuance date and the terms and conditions upon which Acquiror proposes to issue the same and the number of Equity Securities that the Shareholder has the right to purchase under this Agreement. Shareholder shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to Acquiror and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, Acquiror shall not be required to offer or sell such Equity Securities to Shareholder if such offer or sale would cause Acquiror to be in violation of applicable federal securities laws and/or of the Israeli Companies law and/or any other applicable law and/or the Acquiror’s Articles of Association, by virtue of such offer or sale. Notwithstanding anything herein to the contrary, Shareholder’s rights under this Agreement shall be exercisable only with respect to all (and not a portion of) of Shareholder’s pro rata share.

1.3          Sale Without Notice. In lieu of giving notice to the Shareholder prior to the issuance of Equity Securities as provided in Section 1.2, Acquiror may elect to give notice to each Shareholder within ten (10) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities issued thereby and the number of Equity Securities that the Shareholder has the right to purchase under this Agreement. Subject to all applicable law and required consents, Shareholder shall have twenty (20) days from the date of receipt of such notice to elect, by written notice to the Acquiror, to purchase up to the number of shares that would, if purchased by Shareholder, maintain Shareholder’s pro rata share (as set forth in Section 1.1) of Acquiror Stock. The closing of such sale shall occur within sixty (60) days of the date of notice to the Shareholder or at such later date if so required subject to applicable law.

1.4          Termination of Preemptive Rights. The preemptive rights established by this Section 1 shall not apply to, and shall terminate upon the earlier to occur of (a) three years following the date of this Agreement or (b) an Acquisition. “Acquisition” shall mean any consolidation or merger of the Acquiror with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Acquiror immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization. The preemptive rights established by this Section 1 may be amended, or any provision waived with and only with the written consent of Acquiror and the Shareholder.

1.5          No Assignment of Preemptive rights. The preemptive rights of Shareholder may be not be assigned by the Shareholder.

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1.6          Excluded Securities. The preemptive rights established by this Section 1 shall have no application to any of the following:

(a)          Ordinary shares and/or options, warrants or other ordinary share purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to Acquiror or any subsidiary, pursuant to stock purchase or stock option plans, RSU award plans or other arrangements and incentive plans adopted by the Acquiror;

(b)          Shares of Acquiror Stock issued or issuable pursuant to any rights or agreements, options, warrants, restricted share units, or convertible securities outstanding and vested as of August 5, 2014; and shares of Acquiror Stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the preemptive rights established by this Section 1 were complied with, waived, or were inapplicable pursuant to any provision of this Section 1.6 with respect to the initial sale or grant by Acquiror of such rights or agreements;

(c)          any Equity Securities issued pursuant to a merger, consolidation, acquisition or similar business combination;

(d)          any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by Acquiror;

(e)          any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution;

(f)          any Equity Securities issued in connection with strategic transactions involving Acquiror and other entities, including, without limitation, (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements, provided such transaction is approved by Acquiror’s Board of Directors, including Scott Miller, so long as he is serving on the Board of Directors; and

(g)           any Equity Securities issued in connection with the Merger Agreement.

2.          Miscellaneous.

2.1          Amendments and Waivers. Subject to applicable law and any consent required thereunder, any term of this Agreement may be amended or waived with the written consent of the Acquiror and the Shareholder. Any amendment or waiver effected in accordance with this Section 2.1 shall be binding upon the parties and their respective successors and assigns.

2.2          Successors and Assigns. Subject to the provisions of Section 1.5, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.3          Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Israel, without giving effect to principles of conflicts of law.

2.4          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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2.5          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.6          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

2.7          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

2.8          Entire Agreement. This Agreement is the product of all of the parties hereto, and constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled. Notwithstanding, in the event of any contradiction between the terms of this Agreement and the Acquiror’s Articles of Association, the terms of the Acquiror’s Articles of Association shall prevail.

2.9          Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

2.10        Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to a Shareholder, shall be cumulative and not alternative.

2.11        Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

[Signature Page Follows]

4

The parties have executed this Agreement as of the date first above written.

ACQUIROR:

[BluePhoenix Solutions Ltd.][2],

By:

Title:

Address:

SHAREHOLDER:

Mindus Holdings, LTD

By:

Title:

2 Note to draft: If name change is approved in advance of closing, name of Foreign Parent to be updated.

5

Annex D

BluePhoenix Solutions, Ltd.

Consolidated Financial Statements of BluePhoenix Solutions Ltd. as of December 31, 2013 and 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

BLUEPHOENIX SOLUTIONS LTD.

We have audited the accompanying consolidated balance sheets of BluePhoenix Solutions Ltd. (the “Company”) and its subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the two years period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Tel Aviv, Israel
March 18, 2014
/s/ BDO Ziv Haft
BDO Ziv Haft
Certified Public Accountants (Isr.
BDO Member Firm

1

BLUEPHOENIX SOLUTIONS LTD.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012
	(in thousands)
ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$2,592	$2,560
Restricted cash	35	33
Trade accounts receivable, net (Note 12A1)	1,960	2,445
Other current assets (Note 12A2)	239	581
Assets held for sale (Note 13)	-	791

Total current assets	4,826	6,410

LONG TERM ASSETS:

Property and equipment, net (Note 4)	287	562
Goodwill (Note 5)	12,501	12,501
Intangible assets and other, net (Note 6)	-	277

Total long term assets	12,788	13,340

Total assets	$17,614	$19,750

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Short-term bank credit and other (Note 8)	$40	$217
Accounts payable and accruals:
Trade accounts payable	886	1,256
Deferred revenue	719	712
Other current liabilities (Note 12A3)	902	950
Liabilities held for sale (Note 13)	-	467

Total current liabilities	2,547	3,602

LONG-TERM LIABILITIES:
Accrued severance pay, net (Note 7)	290	408
Loans from banks and others (Note 8)	162	281
Derivatives liabilities - warrants	311	370

Total long-term liabilities	763	1,059

Total liabilities	3,310	4,661

COMMITMENTS AND CONTINGENCIES (Note 9)
Equity (Note 10):
Share capital - ordinary shares of NIS 0.04 par value (authorized: December 31, 2013 and 2012 – 17,500,000 shares issued: December 31, 2013 – 11,460,530 and December 31, 2012 – 10,809,945)	105	97
Additional paid-in capital	133,712	135,348
Accumulated other comprehensive loss	(1,537)	(1,537)
Accumulated deficit	(116,224)	(112,192)
Treasury shares – December 31, 2013 – 56,070 December 31, 2012 - 180,692 shares	(2,084)	(6,716)

BluePhoenix Shareholders’ Equity	13,972	15,000

Noncontrolling interest	332	89

Total equity	14,304	15,089

Total liabilities and equity	$17,614	$19,750

2

BLUEPHOENIX SOLUTIONS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31,
	2013	2012
	(in thousands, except per share data)
Revenues (Note 12B1):
Services	$8,148	$10,103
Products	389	521

Total revenues	8,537	10,624

Cost of revenues:
Services	4,449	6,989
Products	40	63

Total cost of revenues	4,489	7,052

Gross profit	4,048	3,572

Research and development costs	1,508	691
Selling, general, and administrative expenses	6,305	8,685
Less: Gain on sales of subsidiaries and AppBuilder	786	1,195

Operating loss	(2,979)	(4,609)

Financial expenses, net (Note 12B3)	114	5,358
Other income, net	-	(580)

Loss before taxes on income	(3,093)	(9,387)
Taxes on income	297	221

Loss from continuing operation	(3,390)	(9,608)
Net loss from discontinued operation )Note 13)	399	1,469

Net loss	(3,789)	(11,077)

Less: Net income attributable to noncontrolling interest	243	351

Net loss attributable to BluePhoenix	$(4,032)	$(11,428)

Loss per share - basic and diluted : From continued operation	$(0.34)	$(1.26)
From discontinued operation	$(0.03)	$(0.19)
Attributable to the shareholders	$(0.37)	$(1.45)
Weighted average shares outstanding, basic and diluted	10,770	7,897

3

BLUEPHOENIX SOLUTIONS LTD.

STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31,
	2013	2012
	(in thousands, except per share data)

Net loss	$(4,032)	$(11,428)
Other comprehensive income	-	-

Total comprehensive loss	(4,032)	(11,428)

Comprehensive income attributable to the non-controlling Interests	-	-
Comprehensive loss attributable to BluePhoenix Shareholders	$(4,032)	$(11,428)

4

BLUEPHOENIX SOLUTIONS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In thousands, except per share data)

	Share capital
	Number of shares	Par value	Additional paid-in capital	Accumulated other comprehensive loss	Cost of Company shares held by subsidiaries	Retained earnings (Accumulated deficit)	Non controlling interest	Total
	(in thousands, except shares)

Balance at January 1, 2012	6,310,978	$56	$126,544	$(1,537)	$(9,455)	$(100,764)	$751	$15,595

Net loss	-	-	-	-	-	(11,428)	351	(11,077)
Sale of subsidiary	-	-	-	-	-	-	(1,013)	(1,013)
Stock-based compensation	-	-	1,702	-	-	-	-	1,702
Conversions of loans and derivatives to equity	3,678,392	36	9,564	-	-	-	-	9,600
Exercise of warrants	76,758	*	282	-	-	-	-	282
Vested RSUs	563,125	5	(2,744)	-	2,739	-	-	-

Balance at December 31, 2012	10,629,253	97	135,348	(1,537)	(6,716)	(112,192)	89	15,089

Net loss	-	-	-	-	-	(4,032)	243	(3,789)
Stock-based compensation	-	-	599	-	-	-	-	599
Exercise of warrants	25,585	*	115	-	-	-	-	115
Issuance of shares, net	625,000	7	2,283	-	-	-	-	2,290
Vested RSUs	124,622	1	(4,633)	-	4,632	-	-	-

Balance at December 31, 2013	11,404,460	$105	$133,712	$(1,537)	$(2,084)	$(116,224)	$332	$14,304

*           Less than $1 thousand.

5

BLUEPHOENIX SOLUTIONS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve months ended
	December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,789)	$(11,077)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	432	1,867
Decrease in accrued severance pay, net	(118)	(32)
Stock–based compensation	599	1,702
Change in fair value of derivatives and discount amortization	17	4,869
Gain on sales of subsidiaries and Appbuilder	(414)	(426)
Loss on sale of property and equipment	144	12
Changes in operating assets and liabilities:
Decrease in trade receivables	681	611
Decrease (increase) in other current assets	503	(676)
Decrease in trade payables	(419)	(1,268)
Increase (decrease) in other current liabilities and deferred revenues	(388)	126
Net cash used in operating activities	(2,752)	(4,292)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	-	4,077
Purchase of property and equipment	(19)	(111)
Proceeds from sale of property and equipment	-	50
Proceeds from sales of subsidiaries and Appbuilder (Appendix A)	800	3,959
Net cash provided by investing activities	781	7,975

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit and convertible notes, net	(216)	(1,687)
Exercise of warrants	40	120
Issuance of shares, net	2,290	-
Repayment of long term loan	(111)	(3,553)
Net cash provided (used in) by financing activities	2,003	(5,120)

NET CASH INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	32	(1,437)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,560	3,997
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,592	$2,560

6

BLUEPHOENIX SOLUTIONS LTD.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

	Year ended December 31,
	2013	2012
	(in thousands)
Cash paid during the year for:
Income taxes	$88	$85
Interest	$24	$314

APPENDIX A – PROCEEDS FROM SALE OF SUBSIDIARIES AND APPBUILDER:

	Year ended December 31,
	2013	2012
	(in thousands)
Working capital, other than cash	$14	$1,340
Property and equipment	-	79
Intangible assets	-	377
Goodwill	-	1,737
Gain on sale of subsidiaries and AppBuilder	786	426

Total	$800	$3,959

7

Note 1 - Summary of Significant Accounting Policies:

A. General:

The significant accounting policies, applied on a consistent basis, are as follows:

1. The Company:

BluePhoenix Solutions Ltd. (“BluePhoenix”) (together with its subsidiaries, the “Company” or “we”) is an Israeli corporation, which operates in one operating segment of information technology (“IT”) modernization solutions.

BluePhoenix develops and markets enterprise legacy migration solutions and provides tools and professional services to international markets through several entities including wholly-owned subsidiaries located in: USA, UK, Italy, Romania and Israel.  These technologies and services allow business to migrate from their legacy mainframe and distributed IT infrastructures to modern environments and programing languages.

2. Accounting Principles:

The consolidated financial statements are prepared in accordance with accounting principles generally accepted (“GAAP”) in the United States of America.

3. Functional Currency:

The currency of the primary economic environment in which the operations of the Company and its subsidiaries are conducted is the U.S. dollar (“dollar”). In addition, a substantial portion of the Company’s revenues and costs are incurred in dollars. Thus, the functional and reporting currency of the Company is considered to be the dollar.  The functional currency of all subsidiaries is the US dollar therefore there is no unrealized gain/loss.

Non-monetary transactions denominated in currencies other than the dollar are measured and recorded in dollar at the exchange rates prevailing at transaction date. Monetary assets and liabilities denominated in currencies other than the dollar are translated at the exchange rate on the balance sheet date. Transaction gain or losses on foreign currency translation are recorded in consolidated statement of operations.

4. Use of Estimates and Assumptions in the Preparation of the Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

B. Principles of Consolidation:

The consolidated financial statements include the accounts of BluePhoenix and its subsidiaries in which it has a controlling interest. Acquisition of subsidiaries is accounted for under the acquisition method. All intercompany balances and transactions have been eliminated upon consolidation. Non-controlling interests are included in equity.

8

Note 1 - Summary of Significant Accounting Policies (Cont.):

C.	Cash and Cash Equivalents:

Cash equivalents are considered by the Company to be highly-liquid investments, including inter-alia, short-term deposits with banks, which do not exceed maturities of three months at the time of deposit and which are not restricted.

D.	Restricted Deposit:

As of December 31, 2013, the Company’s balance sheet includes $35 thousand of restricted deposit, which was used as temporary collateral for the Company’s corporate credit card and fuel programs.  These funds were segregated from the Company’s operating cash.

E.	Allowance for Doubtful Accounts:

The Company establishes an allowance for doubtful accounts to ensure trade and financing receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, which their collection, in the opinion of Company’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible.

F.	Property and Equipment, Net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over their estimated useful lives. Annual rates of depreciation are as follows:

%

Computers and peripheral equipment	20-33 (mainly 33)
Office furniture and equipment	6-15 (mainly 7)
Leasehold improvements	Over the shorter of lease term or the life of the assets
Motor vehicles	15

G.	Impairment of Long-Lived Assets:

The Company evaluates property and equipment and purchased intangible assets with definite lives for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Company identifies an impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the Years ending December 31, 2013 and 2012, no impairments losses have been identify.

9

Note 1 - Summary of Significant Accounting Policies (Cont.):

H.	Goodwill and other purchased intangible assets:

Goodwill and certain other purchased intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired.

Goodwill is not amortized, but rather is subject to an annual impairment test.  The Company is one operating segment and one reporting unit related to its overall IT modernization .The goodwill impairment tests are conducted in two steps. In the first step, the Company determines the fair value of the reporting unit. If the net book value of the reporting unit exceeds its fair value, the Company would then perform the second step of the impairment test which requires allocation of the reporting unit’s fair value of all of its assets and liabilities in a manner similar to an acquisition cost allocation, with any residual fair value being allocated to goodwill. The implied fair value of the goodwill is then compared to the carrying value to determine impairment, if any.

In 2013 and 2012, the company determined the fair value of a reporting unit using the market approach which is based on the market capitalization by using the share price of the Company in the NASDAQ stock exchange and an appropriate control premium. As of December 31, 2013 and 2012 market capitalization of the Company was significantly higher than the net book value of the reporting unit and therefore there was no need to calculate a control premium or to continue to step 2.

Intangible assets that are not considered to have an indefinite useful life are amortized using the straight-line basis over their estimated useful lives of between 5 to 12 years. The carrying amount of these assets is reviewed whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of these assets is measured by comparison of the carrying amount of the asset to the future undiscounted cash flows the assets is expected to generate. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset (see also Note 1G). As of December 31, 2013 the company has no other intangible assets other than goodwill.

I.	Research and Development Costs:

Research and development costs are charged to the statement of income as incurred. ASC No. 985, “Software”, requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company’s product development process, technological feasibility is established when detailed program design is completed and verified. Costs incurred by the Company between completion of detailed program design and the point at which the products are ready for general release, have been insignificant. Therefore, all research and development costs have been expensed.

10

Note 1 - Summary of Significant Accounting Policies (Cont.):

J.	Stock-based Compensation:

In the past two years, the majority of the awards were of restricted stock units (“RSUs”). RSU’s are valued based on the market value of the underlying stock at the date of grant.  The Company also has a stock option plan.  Stock option awards are measured and recognized as compensation expense based on estimated fair values on the date of grant using the Black-Scholes option-pricing model. This option pricing model requires that the Company makes several estimates, including the option’s expected life and the price volatility of the underlying stock.

The Company recognizes the estimated fair value of option-based awards and RSUs, net of estimated forfeitures, as stock-based compensation costs using the accelerated vesting method. For the years ended December 31, 2013 and 2012 the Company recorded stock-based and RSUs compensation costs in the amount of $0.6 million and 1.7 million, respectively.  On December 31, 2013, the total unrecognized stock-based and RSUs compensation costs amounted to $1 million, and are expected to be recognized over the next 3 years.

K.	Revenue Recognition:

Revenues derived from direct software license agreements are recognized in accordance with FASB ASC Topic 985 “Software” (“ASC 985”), upon delivery of the software, when collection is probable, the license fee is otherwise fixed or determinable and persuasive evidence of an arrangement exists.

The Company recognizes revenues from consulting fees based on the number of hours performed. Revenues from maintenance services are recognized ratably over the term of the maintenance period.

When a project involves significant production, modification or customization of software, revenue is recognized according to the percentage of completion method in accordance with the provisions of FASB ASC Topic 605-35-25. Under this method, estimated revenue is generally accrued based on costs incurred to date, as a percentage of total updated estimated costs. The Company recognizes contract losses, if any, in the period in which they first become evident. There are no rights of return, price protection or similar contingencies in the Company’s contracts.

On December 31, 2013, approximately $1.2 million of the accounts receivable balance was unbilled due to the customer’s payment terms. On December 31, 2012, the amount of unbilled revenue was $786 thousand.  The Company presents revenues from products and revenues from services in separate line items.

The product revenues line item includes revenues generated from standalone software products. In the services revenue line item, the Company includes (i) revenues generated from maintenance and consulting fees, (ii) revenues accounted for pursuant to ASC 605-35-Tax collected from customers and remitted to governments authorities (including VAT) are presented in income statement on a net basis.

L.	Advertising Costs:

The Company expenses advertising costs as incurred. Advertising costs for the years ended December 31, 2013 and 2012 were $109 thousand and $10 thousand , respectively.

11

Note 1 - Summary of Significant Accounting Policies (Cont.):

M.	Income Taxes:

Deferred taxes are determined utilizing the “asset and liability” method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, when it’s more likely than not that deferred tax assets will not be realized in the foreseeable future. Deferred tax liabilities and assets are classified as current or non-current based on the expected reversal dates of the specific temporary differences.

The Company applied ASC Topic 740-10-05, Income Tax, which provides guidance for recognizing and measuring uncertain tax positions, it prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income tax expense.

N.	Earnings (loss) Per Share:

Earnings (loss) per share (“EPS”) were computed in accordance with FASB ASC Topic 260, “Earnings Per Share” (ASC 260). ASC 260 requires the presentation of both basic and diluted EPS.

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year (including fully vested RSUs), net of treasury shares. Diluted earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year (see also Note 12C). Since the Company incurred net loss during the periods presented, no diluted EPS was presented as all the potential ordinary shares were anti-dilutive.

O.	Financial Instruments:

1.     Concentration of credit risks:

Financial instruments that have the potential to expose the Company to credit risks are mainly cash and cash equivalents, bank deposit accounts, and trade receivables.

The Company holds cash and cash equivalents, and deposit accounts at large banks in Israel, the United States, and Europe, thereby substantially reducing the risk of loss.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

2.     Fair value measurement:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

12

Note 1 - Summary of Significant Accounting Policies (Cont.):

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

P.	Comprehensive Income (loss):

Comprehensive income (loss), net of related taxes where applicable, includes only net income.

Q.	Derivative Instruments:

The Company uses foreign currency options, forward exchange contracts to assist in managing financial risks in order to minimize the currency exposure on identifiable assets and liabilities in currencies other than the functional currency. The Company does not use derivative financial instruments for speculative purposes. These instruments are recognized at fair value, with all changes in fair value recorded in current period earnings, as these transactions have not been designated by management as hedging instruments. The net loss recognized in earnings during 2012, representing the derivative instruments was $4 thousand.

As of December 31, 2013 and 2012, the Company does not have open forward and option exchange contracts.

The cash flows associated with the derivative are reflected as cash flows from operating activity in the statement of cash flows.

R.	Treasury Shares:

In the past, the Company repurchased its ordinary shares from time to time on the open market and they are currently held as treasury stock. The Company presents the cost to repurchase treasury stock as a reduction of shareholders’ equity. When treasury shares are used as consideration for share based payment the reduction is based on average purchase cost.

S.	Derivative Liabilities - Warrants:

In connection with , determining whether an instrument (or embedded feature) is indexed to an Entity’s own stock, “ASC 815-40-15,(formerly EITF 07-05), the Company determined that the warrants issued at several occasions (ratchet down of exercise price based upon lower exercise price in future offerings) are not indexed to the Company’s own stock and therefore should be recorded as a derivative financial liability for pursuant FASB ASC Topic 815 “Derivative and Hedging” (ASC 815-40-25). See also note 10A3

13

Note 1 - Summary of Significant Accounting Policies (Cont.):

T.	Contingent Assets:

The company’s accounting policy is to recognize the contingent consideration in earnings only following the contingency is being resolved in accordance with ASC 450.

U.	Recently Issued Accounting Pronouncements:

In July 2013, the Financial Accounting Standards Board (“FASB”) issued guidance that requires that a non-recognized tax benefit be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. This net presentation is required unless a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset to settle any additional income tax that would result from the disallowance of the unrecognized tax benefit. This guidance is effective for fiscal years beginning after December 15, 2013, with early adoption permitted. The Company is assessing whether the adoption of this standard will have a material impact on its consolidated financial statements.

In March 2013, the FASB issued guidance on accounting for the release of a cumulative translation adjustment into net income when a parent company either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets and provides guidance for the acquisition in stages of a controlling interest in a foreign entity. This guidance is effective for fiscal years beginning after December 15, 2013, with early adoption permitted. The Company is assessing whether the adoption of this standard will have a material impact on its consolidated financial statements.

Note 2 - Certain Transactions:

In order to concentrate on the Company’s core business, the Company has divested some non-core businesses.  Additionally, we have entered other agreements as explained below to obtain financing.

A.	Sale of BridgeQuest, Inc.:

In November 2012, the Company announced the initiation of the sale of the operations of  BridgeQuest, Inc. and its relevant subsidiary, which was completed in February 2013.

Total consideration for BridgeQuest, Inc. was $6.5 thousand. In addition, as part of the agreement, the Company expected to receive additional amounts upon collection of existing account receivables of BridgeQuest, Inc. collected by the purchaser following the transaction. BridgeQuest, Inc. met the definition of a component. Accordingly, the results of operations in the statement of operations and prior period’s results have been reclassified accordingly.

As a result, the company recorded capital loss of $372 thousand (See also note 13).

14

Note 2 - Certain Transactions (Cont.):

B.	Conversion of loans:

On March 19, 2012, the Company entered into a series of agreements that became effective on May 4, 2012 with three of the Company’s shareholders:  Lake Union, Prescott and Columbia, or the three shareholders, which include the following:

An Assignment and Assumption Agreement pursuant to which the rights and obligations of the lenders with respect to a $5 million loan granted to us in April 2011 and was due in May 2012, by a financial institution and other lenders, were purchased by the three shareholders in equal shares, subject to certain terms and conditions that will be effective following May 2012:

●	Due date on May 1, 2014 with a principal of 5 $ million and a quarterly interest rate of 6% per annum.
●	Accrued interest can be converted every three months either by the lenders or by the company into the company’s ordinary shares. Upon conversion of the accrued interest, the number of shares will be determined according to the lower of 20-day volume weighted average price per share (three trading-days prior to the payment date- every quarter) or $3 per share.
●	Principal and accrued interest can be converted only by the lenders into the company’s ordinary shares within 120 days of the closing date, upon conversion, the number of shares will be determined according to the lower of 30-day volume weighted average price per share (three trading-days prior to the closing date) and $3 per share.
●	Following 120 days in case of no conversion of the principal, the lenders will be entitled to the issuance of 18.7% of the Company’s outstanding share capital as of the date of issuance. Following 120 days in case of no conversion of the principle the conversion rate will be changed, and the number of shares upon conversion will be based only on a price of $3 per share.

In addition, the three shareholders provided to us a $500 thousand bridge loan for one year bearing nominal interest of 7% per annum. The principal and the accrued interest can be converted into shares according to the lower of 30-day volume weighted average price per share prior to closing or 3$ per share.

The company concluded that the conversion option is to be bifurcated and accounted for as an embedded derivative. The fair value of the derivative upon closing amounted to $3.7 million.

During the second quarter of 2012 the three shareholders exercised their conversion right with respect to the two loans as abovementioned (within the 120 days period), and accordingly, the Company issued to Lake Union 1,221,027 ordinary shares, to Prescott 1,230,820 ordinary shares and to Columbia 1,226,545 ordinary shares based on the $1.56 per share which is the 30-day volume weighted average price per share prior to closing. Upon conversion the principal and accrued interest net of discount and the derivative amounted to $9.6 million were classified to equity.

An additional loan of up to $1.5 million bearing an interest at a rate of 8% per annum could be extended by the three shareholders until April 3, 2013 including conversion rights, insofar as so mutually agreed by the parties.

The company filed a registration statement on Form F-3 to cover the resale of the ordinary shares issued upon conversion of the abovementioned loans and interest accrued thereon. The registration statement became affective in February 2013.

C.	Sale of KMS and TIS:

In June 2012, the company sold its holdings in BluePhoenix Knowledge Management Systems Ltd. (“KMS”), for a consideration of $550 thousand. As a result, the company recorded a loss of $1,123 thousand. As part of the loss recognized from the sale, the company realized goodwill in the amount of $391 thousand based on the relative fair value of KMS and the portion of the reported unit to be retained.

In March 2012, as part of terminating the Company business in Cyprus, the Company sold the holdings in TIS together with our holdings in another subsidiary in Cyprus for a consideration of $72 thousand. As a result, the company recorded a capital loss of $30 thousand.

15

Note 2 - Certain Transactions (Cont.):

D.	Liacom:

In May 2012, the Company completed the sale of its entire 51% share holdings in Liacom Systems Ltd, for an aggregate consideration of $1.75 million. This sale was part of the Company strategic plan to focus on the legacy modernization business. The proceeds from the sale were used to repay loans. Liacom met the definition of a component. Accordingly, the results of operations in the statement of operations and prior period’s results have been reclassified accordingly (see also Note 13). As part of the sale, the company realized goodwill in the amount of $1.3 million based on the relative fair value of Liacom and the portion of the reported unit to be retained. The capital loss recorded upon sale of Liacom amounted to $703 thousand and is part of the discontinued operation.

E.	Sale of AppBuilder Technology:

In December 2011, the Company entered into an agreement with Magic Software Enterprises Ltd., pursuant to which we sold to Magic our AppBuilder technology. The net consideration for the AppBuilder was $12.5 million, of which approximately $3.8 million was deposited in escrow. The release of the escrow funds is subject to the fulfillment of certain conditions and therefore is not recorded as an asset (See also Note 1T).  During 2012 and 2013, $2.7 million and $ 0.9 million were released from the escrow.

Note 3 - Fair Value Measurement:

Items carried at fair value as of December 31, 2013 and 2012 are classified in the table below in one of the three categories described in Note 1O2.

	Fair value measurements using input type
	December 31, 2013
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,592	$-	$-	$2,592
Restricted cash	35	-	-	35
Derivatives liabilities - warrants	-	(311)	-	(311)

	$2,627	$(311)	$-	$2,316

	Fair value measurements using input type
	December 31, 2012
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,560	$-	$-	$2,560
Restricted cash	33	-	-	33
Derivatives liabilities - warrants	-	(370)	-	(370)

	$2,593	$(370)	$-	$2,223

16

Note 4 - Property and Equipment, Net:

Composition of property and equipment, grouped by major classifications:

	December 31,
	2013	2012
	(in thousands)
Cost:
Computers and peripheral equipment	$8,601	$8,604
Office furniture and equipment	529	611
Leasehold improvements	269	465
Motor vehicles	23	56

	9,422	9,736

Accumulated Depreciation:
Computers and peripheral equipment	8,354	8,244
Office furniture and equipment	434	473
Leasehold improvements	331	429
Motor vehicles	16	28

	9,135	9,174

	$287	$562

Depreciation expenses totaled $155 and $276 thousand for the years ended December 31, 2013 and 2012, respectively.

Note 5 - Goodwill:

The change in the carrying amount of goodwill for the years ended December 31, 2013 and 2012 is as follows:

	2013	2012
	(in thousands)
Balance as of January 1.
Goodwill	$54,316	$56,053
Goodwill related to sale of subsidiaries		(1,737)
Accumulated impairment losses at the beginning of the period	(41,815)	(41,815)

	12,501	12,501

Balance as of December 31
Goodwill	54,316	54,316
Accumulated impairment losses at the end of the period	(41,815)	(41,815)

	$12,501	$12,501

17

Note 6 - Intangible Assets and Others, Net:

Composition:

	Useful	December 31,
	life	2013	2012
	years	(in thousands)
Original amount:
Technology	5	$46,266	$46,266
Customer related intangible assets	5-8	4,968	4,968

		51,234	51,234
Accumulated amortization:
Technology		46,266	46,239
Customer related intangible assets		4,968	4,718

		51,234	50,957

		$-	$277

*	Amortization of intangible assets amounted to $277 and $1,532 thousand for the years ended December 31, 2013 and 2012, respectively. As of December 31, 2013, there will be no more additional amortization going forward as all other intangible assets were fully amortized.

Note 7 - Accrued Severance Pay, Net:

A.	Accrued Liability:

The Company is liable for severance pay to its employees pursuant to the applicable local laws prevailing in the respective countries of employment and employment agreements. For Israeli employees, the liability is partially covered by individual managers’ insurance policies under the name of the employee, for which the Company makes monthly payments. The Company may make withdrawals from the managers’ insurance policies only for the purpose of paying severance pay.

The amounts accrued and the amounts funded with managers’ insurance policies are as follows:

	December 31,
	2013	2012
	(in thousands)

Accrued severance pay	$1,063	$1,150
Less - amount funded	773	742

	$290	$408

B.	Expenses:

The expenses related to severance pay for the years ended December 31, 2013 and 2012, were $137 and $310 thousand, respectively.

18

Note 8 - Loans from Banks and Others:

A.	Short Term Loans:

1.	The Lenders: In April 2011, the Company entered into a loan agreement with a financial institution and other lenders, referred to collectively as the lenders, pursuant to which the Company borrowed from the lenders $5 million, due within one year and bearing interest at a rate of 3.25% per annum, and an increased interest rate in case of non-compliance with the Company’s obligations to the lenders under the loan agreement.

The maturity date of the loan was in May 2012. In consideration for the loan, the Company issued to the lenders 169,000 ordinary shares of the Company. The shares were issued under Regulation S and were subject to a lock-up period of 90 days from the date of issuance.   There is no balance account associated with the loan as of December 31, 2013.

In accordance with ASC 470 “Debt” the Company allocated the total proceeds between the loan and the shares based on their relative fair value at the closing date. The discount arose from this allocation amounted to $1 million at the closing and was amortized using the interest method over the term of loan. As of December 31, 2011, the unamortized discount amounted to $0.3 million. The principal of $5 million less the unamortized discount was presented on a Net basis as short term bank credit.

As to the assignment of the loan in March 2012 to the Company’s shareholders – see Note 2A.

There is no balance account associated with the loan as of December 31, 2012 and 2013.

B.	Long Term Loans from Banks and other

Composition:

			December 31,
			2013	2012
	*Average Interest rate as of December 31, 2013	Linkage	Total long-term liabilities net of current portion
	%	Basis	(in thousands)
Ministry of Production in Italy (Note 9 A4)	0.87	€	$202	$210
Due to Banks	Libor + 4.4	$	-	288
Less - current portion			(40)	(217)

			$162	$281

* The interest is paid on a quarterly basis.

19

Note 8 - Loans from Banks and Others (Cont.):

C.	Long-term Loans from Banks and Other are due as follows:

	December 31,
	2013	2012
	(in thousands)

First year (current portion)	$40	$217
Second year	40	121
Third year	40	39
Fourth year and thereafter	82	121

Total	$202	$498

D.	Credit Facility

In October 2013, our subsidiary, BluePhoenix Solutions USA, Inc., entered into a loan agreement with Comerica Bank.  As of December 31, 2013, we have not borrowed any amount under this credit facility.  The principal terms of the agreement are as follows:

●	non-formula revolving line in the amount up to $500,000 backed by a guarantee;
●	borrowing base (accounts receivable based) loan in the amount up to $500,000;
●	both the non-formula revolving line and borrowing base loan are at market based interest rates based on Prime + a margin; and
●	one year commitment.

There are no financial covenants.  There are some restrictions on cash balances to be held within banks other than Comerica.  As of December 31, 2013, we were in compliance with these restrictions.

Note 9 - Commitments and Contingencies:

A.	Commitments:

	1.	Lease. The Company leases its offices, vehicles and, other equipment under various operating lease agreements. Rent expenses for the years ended December 31, 2013 and 2012 were $253 and $760 thousand, respectively. Aggregate minimum rental commitments under non-cancelable leases as of December 31, 2013 were as follows:

	Office Facilities	Vehicles, Equipment, and Other
	(in thousands)
Fiscal 2014	$123	$75
Fiscal 2015	25	19
Fiscal 2016	-	6
Fiscal 2017	-	-

	$148	$100

20

Note 9 - Commitments and Contingencies (Cont.):

2.	Chief Scientist. One of the Company’s subsidiaries has entered into an agreement with the OCS; this subsidiary is obliged to pay royalties to the OCS at a rate of 3% on sales of the funded products, up to 100% of the dollar-linked grant received in respect of these products from the OCS. As of December 31, 2013, the contingent liability that was not recognized amounted to $264 thousand.

3.	Ministry of Production in Italy. In July 2007, the Company’s subsidiary, I-Ter, received an amount of $585,000 from the Ministry of Production in Italy for I-Ter’s Easy4Plan product. Easy4Plan is a workflow management tool designed for ISO9000 companies. 36.5% of the funds received constitute a grant, and the remaining 63.5%, is a 10-year loan to be repaid by I-Ter in annual installments until September 2018. The loan bears a minimal annual interest of 0.87% and is linked to the euro. As of December 31, 2013 the remaining loan balance was $202 thousand.

B.	Contingencies:

	1.	The Company evaluates estimated losses for indemnifications due to product infringement under FASB Topic ASC 450 “Contingencies”. At this time, it is not possible to determine the maximum potential amount under these indemnification clauses due to lack of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Such indemnification agreements may not be subject to maximum loss clauses. Historically, the Company has not incurred material costs as a result of obligations under these agreements and has not accrued any liabilities related to such indemnification obligations in the Company’s financial statements.

Note 10 - Equity:

A.	Share Capital:

	1.	On January 31, 1997, the Company’s ordinary shares were first offered in an initial public offering. Since this transaction, the Company’s shares have been traded in the United States on the NASDAQ Global Market. Their current symbol is “BPHX.”

In January 2001, the Company’s ordinary shares were listed for trading on the Tel-Aviv stock Exchange under the “Dual Listing” arrangement. On September 11, 2012, the Company reported the voluntary delisting of its ordinary shares from trading on the Tel Aviv Stock Exchange, which delisting became effective on December 13, 2012.

Ordinary shares confer upon their holders the rights to receive notice to participate and vote in general meeting of the Company, and the right to receive dividends if declared. In 2009, the Company’s board of directors and shareholders approved the increase of the authorized share capital to NIS40,000,000  comprised of 40,000,000 ordinary shares of NIS 0.01 par value each.

In 2012, the authorized number of shares was increased from 10,000,000 to 17,500,000 shares.

In November 2013, the Company issued 625,000 ordinary shares to Prescott Group Aggressive Small Cap Master Fund, G.P. at a price per ordinary share of $4.00 in a private placement.  The Company received aggregate gross proceeds of $2.5 million. Issuance expenses amounted to $210 thousand the issuance of such shares was exempt from registration in reliance on Section 4(2) of the Securities Act for transactions not involving any public offering. There were no underwriting discounts or commissions in connection with such offering.

21

Note 10 – Equity (Cont.):

From and after the Closing Date until the earlier of (i) the second anniversary of the Closing Date, or (ii) to the consummation of a Qualified Financing of $5 million as set forth in the agreement if the Company, sells or issues Ordinary Shares or securities exercisable or convertible into Ordinary Shares for a price per share less than $4 than additional shares will be issued to the investors based on a Formula set forth in the agreement. The company analyzed this anti-dilution feature and concluded that (i) it is not a free standing instrument and (ii) it should be bifurcated as an embedded derivative. The Company classified the share in shareholder equity.

2.	As of December 31, 2013, the Company holds a total of 56,070 of its shares in a total consideration of $2.1 million. All of the Company’s ordinary shares have equal voting rights. However, under applicable Israeli law, the shares held by the Company have no voting rights and, therefore, are excluded from the number of its outstanding shares. Since 2010, the Company uses these treasury shares for the issuance of shares pursuant to exercise of options and vested RSUs to meet the Company’s common stock requirements for its stock benefit plans. In March 2008, the board of directors approved two buy-back programs. Under the buy-back programs, the Company may purchase its shares from time to time, subject to market conditions and other relevant factors affecting the Company. In 2009, the Company repurchased 11,249 of its shares for an aggregate amount of $1.7 million under the buy-back programs.

3.	Derivative liability- warrants:

As part of a private placement transaction of shares and warrants in 2009, the Company has warrants to purchase 102,343 ordinary shares outstanding, as of December 31, 2013 with an exercise price of $1.56. The warrants are exercisable during a 5-year period from October 2009. As a result of anti-dilution protection, the warrants were not considered  indexed to the Company’s own stock and (ratchet down of exercise price based upon lower exercise price in future offerings), and therefore recorded at issuance date as a derivative financial liability pursuant to FASB ASC Topic 815 “ Derivative and Hedging” (ASC 815-40-25). The Company measured the fair value of the outstanding warrants at issuance and at the balance sheet date using a Black-Scholes valuation model. The fair value of these warrants as of December 31, 2013 amounted to $311 thousand.

B.	Share Options:

1.	Employee Share Option Plans:

Stock-based compensation plans comprise employee stock option plans and restricted stock units (“RSUs”) to employees, officers and directors. The purpose of the plans is to enable the Company to attract and retain qualified personnel and to motivate such persons by providing them with an equity participation in the Company.

As of December 31, 2013, the Company has two share-based compensation plans: (a) the 1996 Share Option Plan, and (b) the 2007 Award Plan. Both plans are described below. The compensation costs that were charged to income for those plans amounted to $0.6 million and $1.7 million for 2013 and 2012, respectively.

In 1996, the Company adopted two option plans (the 1996 Share Option Plan). One of these option plans was terminated after all options granted under it were exercised. Pursuant to the other 1996 option plan, as amended, the Company reserved 1,050,000 ordinary shares for issuance to directors, officers, consultants and employees of the Company and its subsidiaries. The exercise price of the options granted under the 1996 option plan ranges from $1.8 to $24. As of December 31, 2013, 32,424 stock options remain available for future awards.

22

Note 10 – Equity (Cont.):

B. Share Options (Cont.):

1. Employee Share Option Plans (Cont.):

Under the 1996 option plan, unless determined otherwise by the board, options vest over a three to four years period from the date of grant and expire 10 years after grant date. Unvested options are forfeited 30-90 days following termination of employment. Any options that are forfeited before expiration become available for future grants.

The following table summarizes information about share options outstanding and exercisable as of December 31, 2013:

Options Outstanding		Options Exercisable
Number Outstanding on December 31, 2013	Weighted Average Remaining Contractual Life	Number Exercisable on December 31, 2013	Exercise Price
	Years		$
300,000	8.32	175,005	1.80
70,000	9.28	21,389	3.87
40,000	9.39	7,777	4.15
6,250	5.60	6,250	10.16
6,250	6.25	6,250	10.20
10,000	5.60	10,000	11.08
7,600	2.00	7,600	20.00
1,489	0.42	1,489	24.00

441,589	235,760

23

Note 10 - Equity (Cont.):

B.    Share Options (Cont.):

1.     Employee Share Option Plans (Cont.):

Data related to the share option plan as of December 31, 2013 and 2012 and changes during the years ended on those dates are as follows:

	2013		2012
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
		$		$

Options outstanding at the beginning of year	351,287	3.48	283,117	13.40

Changes during the year:
Granted	110,000	3.97	300,000	1.80
Exercised	-		-
Forfeited	(19,698)	12.95	(231,830)	13.40

Options outstanding at end of year	441,589		351,287

Options exercisable at year-end	235,760		120,037

Weighted-average fair value of options granted during the year*	$2.45		$1.13

*	The fair value of each option granted is estimated on the date of grant, using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0% for all years; expected volatility: 2013 – 69% and 2012 –70%; risk-free interest rate: 2013 – 1.15% and 2012 – 1.44%; and expected life: 2013 – 6.06 years and 2012 – 6.5 years.

As of December 31, 2013, the intrinsic value for outstanding options was $ 229 thousand. There were no exercise of options in 2013 and 2012.

The Company is required to assume a dividend yield as an input in the Black-Scholes model. The dividend yield assumption is based on the Company’s historical experience and expectation of future dividends payouts and may be subject to change in the future.

The Company uses historical volatility in accordance with FASB ASC Topic 718, “Compensation - stock compensation”. The computation of volatility uses historical volatility derived from the Company’s exchange-traded shares.

24

Note 10 - Equity (Cont.):

B.   Share Options (Cont.):

1. Employee Share Option Plans (Cont.):

The risk-free interest assumption is the implied yield currently available on U.S. Treasury zero-coupon bonds, issued with a remaining term equal to the expected life term of the Company’s options.

Pre-vesting rates forfeitures are approximately 15% and were estimated based on pre-vesting for feature experience.

The Company uses the simplified method to compute the expected option term for options granted.

2. Restricted Share Units (RSU):

In 2007, the Company adopted the 2007 Award Plan (RSU plan). In 2013 and 2012, under the RSU plan, as amended, the Company granted 248,998 and 788,714 RSUs, respectively. Under the RSU plan, unless determine otherwise by the board of directors, RSUs vest over a three years period from the date of the grant.  Approved for immediate vesting on grant date were 33,998 and 367,712 RSUs in 2013 and 2012, respectively.

Data related to the restricted stock units as of December 31, 2013 and 2012 and changes during the year were as follows:

	Year ended December 31,
	2013	2012

RSUs outstanding at the beginning of the year	192,923	57,497
Changes during the year:
Granted *	248,998	788,714
Vested	(124,622)	(563,125)
Forfeited	(45,431)	(90,163)

RSUs outstanding at the end of the year	271,868	192,923

Weighted Average fair value at grant date	$4.09	$2.57

*	The fair value of RSUs is established based on the market value of the Company’s stock on the date of the award. The Company has expensed compensation costs, net of estimated forfeitures, applying the accelerated vesting method.

C.    Dividends:

The Company has not paid any cash dividends on its ordinary shares in the past and does not expect to pay cash dividends on its ordinary shares in the foreseeable future.

Note 11 - Income taxes:

A.    Basis of taxation:

The Company and its subsidiaries are subject to tax in many jurisdictions and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence.

25

Note 11 - Income taxes (Cont.):

The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for

Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company’s Israeli taxable income.

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2012 and 2013. Commencing fiscal year 2014 the Israeli corporate rate will increase to 26.5%

B.    Deferred tax assets and liabilities:

Deferred tax reflect the net tax effects of temporary differences between the carrying amounts of assets or liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2013 and 2012, the Company’s deferred taxes were in respect of the following:

	December 31,
	2013	2012
	(in thousands)

Net operating losses carry forwards	$29,446	$28,617
Provisions for employee rights and other temporary differences	74	70

Deferred tax assets before valuation allowance	29,520	28,687
Valuation allowance	(29,520)	(28,687)

Deferred tax assets	-	-
Deferred tax liability	-	-

Deferred tax assets (liability), net	$-	$-

C.   Loss before Income Taxes is composed as follows:

	Year ended December 31,
	2013	2012
	(in thousands)

Domestic (Israel)	$(3,073)	(22,124)
Foreign	(20)	12,737

	$(3,093)	(9,387)

26

Note 11 - Income taxes (Cont.):

D.   Provision For Taxes:

	Year ended December 31,
	2013	2012
	(in thousands)
Current:
Domestic (Israel)	$-	$-
Foreign	36	54

	36	54
* Taxes related to prior years Deferred:	261	167
Deferred taxes, net	-	-

Total provision for income taxes	$297	$221

*	In 2013 and 2012, mainly related to withholdings tax for prior years that cannot be realized due to liquidation of subsidiaries as non-future estimated taxable income.

E.	Uncertain Tax Position:

The Company has recorded no liability for income taxes associated with unrecognized tax benefits at the date of adoption and have not recorded any liability associated with unrecognized tax benefits during 2013 and 2012. Accordingly, the Company has not recorded any interest or penalty in regard to any unrecognized benefit.

F.	A reconciliation between statutory tax to effective tax, assuming all income is taxed at the regular rates and the actual tax expense is as follows:

	December 31,
	2013	2012
	(in thousands)
Loss before income taxes, per consolidated statements of income	$(3,096)	$(9,387)

At the principal tax rate of the group (25% in 2012 and 2013)	(774)	(2,347)
Decrease in taxes resulting from the following differences:
Carry-forward losses for which the Company provided valuation allowance	833	2,465
Effect of different tax rates in foreign subsidiaries	(53)	(109)
Taxes related to previous years	261	167
Non-deductible expenses	30	45

Income tax expense (benefit) in the consolidated statements of income for the reported year	$297	$221

Effective tax rate	-	-

27

Note 11 - Income taxes (Cont.):

G.    Tax Losses:

The Company and its subsidiaries have NOL carry forwards for income tax purposes as of December 31, 2013 of approximately $86 million with no expiration date. $73 million were generated in Israel and the rest outside of Israel.

H.    Tax Assessments:

The Company received final tax assessments in Israel through tax year 2008.

Note 12 - Supplementary Financial Statement Information:

A.    Balance Sheets:

1.   Trade Accounts Receivables:

	December 31,
	2013	2012
	(in thousands)

Trade accounts receivable	$2,140	$2,623
Less allowance for doubtful accounts	(180)	(178)

	$1,960	$2,445

For the years ended December 31, 2013 and 2012, the Company charged expenses for doubtful accounts amounted to $2 and  $178 thousand , respectively.

For the years ended December 31, 2013 and 2012, the Company deducted from the allowance (bad debts) $0 and $91 thousand, respectively.

2. Other Current Assets:

	December 31,
	2013	2012
	(in thousands)

Prepaid expenses	$114	$240
Short-term lease deposits	24	42
Government departments and agencies	101	299

	$239	$581

3. Accounts Payable and Accruals - Other:

	December 31,
	2013	2012
	(in thousands)

Government departments and agencies	$-	$160
Employees and wage-related liabilities	745	602
Accrued expenses and other current liabilities	157	188

	$902	$950

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Note 12 - Supplementary Financial Statement Information (Cont.):

4. The Company’s Long-lived Assets are as Follows:

	December 31,
	2013	2012
	(in thousands)

Israel	$77	$342
U.S.A.	91	126
Europe and other	119	125

	$287	$593

Long-lived assets information is based on the physical location of the assets at the end of each of the fiscal years. It is comprised from the Company’s property and equipment and technology intangible asset. The Company does not identify or allocate goodwill by geographic areas.

B.   Statements of Operations:

1. Geographic Areas Information:

Sales: Classified by Geographic Areas:

The Company adopted FASB ASC Topic 280, “segment reporting”. The Company operates in one operating segment (see Note 1 for a brief description of the Company’s business). The total revenues are attributed to geographic areas based on the location of end customers.

The following present total revenues for the years ended December 31, 2013 and 2012:

	Year ended December 31,
	2013	2012
	(in thousands)

North America	$4,147	$3,182
Europe	2,465	4,488
Israel	1,791	1,382
Other	134	1,572

	$8,537	$10,624

2. Principal Customers:

There was one customer that represented 13.9% of the Company’s total revenue in 2013. There were two customers that represented 14.3% and 11.7% of the Company’s total revenues in 2012.  There were no customers that represented more than 10% of total revenues for the fiscal year 2011.

There is one customer that represented more than 10% of total trade receivables at December 31, 2013. There were three customers that represented more than 10% of total trade receivables at December 31, 2012.

29

Note 12 - Supplementary Financial Statement Information (Cont.):

3.     Financial Expenses, Net:

	Year ended December 31,
	2013	2012
	(in thousands)

Interest income	$-	$8
Foreign currency translation adjustments (see Note 1A3)	(43)	(186)
Interest expense	(54)	(308)
Forward derivatives and realized gain on marketable securities	-	(3)
Change in fair value of warrants, derivatives and discount amortization	(17)	(4,869)

	$(114)	$(5,358)

C.    Earnings per Share:

Basic and diluted loss per share (“EPS”) was computed based on the average number of shares outstanding during each year. No effect was given to potential instruments such as: share options unvested, RSUs and warrants since their inclusion would be anti-dilutive.

The following table sets forth the computation of basic and diluted net earnings per share attributable to BluePhoenix:

	Year ended December 31,
	2013	2012
	(in thousands)
1. Numerator:
Amount for basic and diluted loss per share	$(4,032)	$(11,428)

2.* Denominator:
Denominator for basic net loss per share - weighted average of shares	10,770,142	7,896,557

Effect of dilutive securities	-	-

Denominator for diluted net earnings per share - weighted average shares and assuming dilution	10,770,142	7,896,557

Basic and diluted loss per share attributed to BluePhoenix Shareholders	$(0.37)	$(1.45)

Note 13 - Discontinued Operation:

In May 2012, the Company completed the sale of its 51% share holdings in Liacom Systems Ltd., referred to as Liacom, for an aggregate consideration of $1.75 million. This sale was part of the Company strategic plan to focus on the legacy modernization business. Liacom met the definition of a component. Accordingly, the results of operations in the statement of operations and prior periods’ results have been reclassified accordingly. The capital loss recorded upon sale of Liacom amounted to $703 thousand.

30

Note 13 - Discontinued Operation (Cont.):

In February 2013, the Company completed the sale of the operations of BridgeQuest, Inc. and its relevant subsidiary. Total consideration for BridgeQuest, Inc. was $6.5 thousand. In addition, as part of the agreement, the Company received additional amounts upon collection of existing account receivables of BridgeQuest, Inc. collected by the purchaser following the transaction. BridgeQuest, Inc.  met the definition of a component. Accordingly, the results of operations in the statement of operations and prior period’s results have been reclassified accordingly. As the transaction was completed following the balance sheet date, in February 2013, assets and liabilities associated with BridgeQuest, Inc. were presented as held for sale in the December 31, 2012 balance sheet.

The following is the composition from discontinued operation:

	Year ended December 31,
	2013	2012
	(in thousands, except per share data)

Revenues	$-	$9,243

Cost of revenues	16	7, 510

Gross profit	(16)	1, 733

Research and development costs	-	1, 118

Selling, general, and administrative expenses	2	1,331

Loss on realization of shareholdings	372	740

Operating profit	(390)	(1,456)
Financial expenses, net	9	1

Loss before provision for income taxes	(399)	(1,457)
Provision for income taxes	-	12

Net loss	$(399)	$(1,469)

Herein are the following major classes of assets and liabilities associated with BridgeQuest, Inc. as of December 31, 2012:

December 31,
2012
(in thousands)
Assets:
Cash and cash equivalents	$9
Account Receivable	535
Long term assets	247
Total Assets	791
Liabilities:
Account Payables	467
Long term liabilities	-
Total Liabilities	467

$324

31

Annex E

BluePhoenix Solutions, Ltd.

Interim Condensed Consolidated Financial Statements as of June 30, 2014

BluePhoenix Solutions Ltd.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2014	2013
	Unaudited	Audited
ASSETS
Current Assets:

Cash and cash equivalents	$387	$2,592
Restricted cash	12	35
Trade accounts receivable, net	2,351	1,960
Other current assets	322	239
Total Current Assets	3,072	4,826

Non-Current Assets:

Property and equipment, net	274	287
Goodwill	12,501	12,501
Total Non-Current Assets	12,775	12,788

TOTAL ASSETS	$15,847	$17,614

LIABILITIES AND EQUITY

Current Liabilities:

Short-term bank credit and others	$40	$40
Trade accounts payable	903	886
Deferred revenue	407	719
Other current liabilities	752	902
Total Current Liabilities	2,102	2,547

Non-Current Liabilities

Accrued severance pay, net	267	290
Loans from others	162	162
Derivative liabilities - warrants	266	311
Total Non-Current Liabilities	695	763

Total Equity	13,050	14,304

TOTAL LIABILITIES AND EQUITY	$15,847	$17,614

The accompanying notes are an integral part of the condensed consolidated financial statements.

1

BluePhoenix Solutions Ltd.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
	Unaudited		Unaudited

Revenue	$1,881	$2,363	$3,752	$4,561
Cost of revenue	1,029	1,088	2,011	2,178
Gross profit	852	1,275	1,741	2,383

Research and development costs	191	349	525	696
Selling, general and administrative expenses	1,458	1,606	2,873	3,115
Less: Gain on sales of subsidiaries and Appbuilder	-	59	-	(786)

Total operating expenses	1,649	2,014	3,398	3,025

Operating loss	(797)	(739)	(1,657)	(642)

Financial income (expense), net	6	31	35	(42)
Loss before taxes	(791)	(708)	(1,622)	(684)

Taxes on income		3	18	51
Net loss from continued operation	(791)	(711)	(1,640)	(735)

Net loss from discontinued operation	-	-	-	399
Net loss	(791)	(711)	(1,640)	(1,134)

Net result attributed to noncontrolling interests	(40)	44	35	221
Loss attributed to BluePhoenix shareholders	$(751)	$(755)	$(1,675)	$(1,355)
Loss per share:
From continued operation- basic and diluted	$(0.07)	$(0.07)	$(0.15)	$(0.09)
From discontinued operation- basic and diluted	-	-	-	(0.04)
Attributed to the shareholders	$(0.07)	$(0.07)	$(0.15)	$(0.13)
Shares used in per share calculation:
Basic and diluted	11,453	10,694	11,435	10,668

The accompanying notes are an integral part of the condensed consolidated financial statements.

2

BluePhoenix Solutions Ltd.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
	Unaudited		Unaudited

Net loss	$(791)	$(711)	$(1,640)	$(1,134)
Other comprehensive income	-	-	-	-

Total comprehensive loss	(791)	(711)	(1,640)	(1,134)

Comprehensive result attributable to the non-controlling interests	(40)	44	35	221
Comprehensive loss attributable to BluePhoenix shareholders	$(751)	$(755)	$(1,675)	$(1,355)

The accompanying notes are an integral part of the condensed consolidated financial statements.

3

BluePhoenix Solutions Ltd.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
	Unaudited		Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(791)	$(711)	$(1,640)	$(1,134)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16	77	54	204
Decrease in accrued severance pay, net	(9)	(2)	(23)	(11)
Stock–based compensation	203	115	385	263
Change in fair value of derivatives	(20)	(38)	(45)	(36)
Gain on sales of subsidiaries and Appbuilder	-	-	-	(473)
Changes in operating assets and liabilities:
Decrease (increase) in trade receivables	118	78	(391)	226
Increase (decrease) in other current assets	(12)	40	(60)	(62)
Increase (decrease) in trade payables	2	(80)	18	(258)
Increase (decrease) in other current liabilities and deferred revenues	11	309	(462)	(59)
Net cash used in operating activities	(482)	(212)	(2,164)	(1,340)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2)	(3)	(41)	(9)
Proceeds from sales of subsidiaries and Appbuilder	-	-	-	800
Net cash provided by (used in) investing activities	(2)	(3)	(41)	791

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit and convertible notes, net	-	(28)	-	(149)
Net cash used in financing activities	-	(28)	-	(149)

NET CASH DECREASE IN CASH AND CASH EQUVIALETS	(484)	(243)	(2,205)	(698)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	871	2,105	2,592	2,560
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$387	$1,862	$387	$1,862

The accompanying notes are an integral part of the condensed consolidated financial statements.

4

BluePhoenix Solutions Ltd.

NOTES TO CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS — Unaudited

Note 1 – Summary of Significant Accounting Policies:

A.	The Company

BluePhoenix Solutions Ltd. (“BluePhoenix”), together with its subsidiaries, the “Company”, “we”, “us” or “our,” is a public company incorporated in Israel, which operates in one operating segment of information technology (“IT”) modernization solutions.

The Company develops and markets unique enterprise legacy lifecycle IT modernization solutions and provides tools and professional services to selected customers. The Company manages its business in various international markets through several entities, including its wholly-owned and majority owned subsidiaries located in: United States (where its headquarters are located), United Kingdom, Italy, Romania and Israel.

The Company has incurred negative cash from operation and net losses in recent years. The Company is currently in negotiations with Comerica to increase the limits and extend the maturity dates of its credit facility.  In addition, the Company is continuing to reduce operating expenses as it has done in recent quarters and continues to seek additional areas for cost reductions. The Company may need to raise additional funds and is currently exploring alternative equity or debt financing. Management believes that these planes are sufficient to support the ongoing operations for the foreseeable future.

B.	Recently Issued Accounting Pronouncements

In April 2014, the FASB issued ASU No. 2014-08, Presentation of Financial Statements (Topic 205( and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity: the amendments in this standard change the requirements for reporting discontinued operations in Subtopic 205-20. The amendments in this update will be effective prospectively for annual periods beginning on or after December 15, 2014, and interim periods within those years. The Company does not expect a significant impact on the consolidated financial statements upon adoption.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from contracts with customers (Topic 606): The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply a five step methodology: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. An entity should apply the amendments in this update using one of the following two methods: (1) retrospectively to each prior reporting period presented (along with some practical expedients); or (2) retrospectively with the cumulative effect of initially applying this update recognized at the date of initial application. The amendments in this update will be effective prospectively for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The Company is currently evaluating the impact of the adoption of this update on its consolidated financial statements.

C.	Unaudited Interim Condensed Consolidated Financial Statements

The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles in the United States for the annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014. The interim financial statements should be read in conjunction with the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

D.	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

E.	Principles of Consolidation

The consolidated financial statements include the Company’s and its subsidiaries financial statements.  The consolidated financial statements of subsidiaries are included in the condensed consolidated financial statements from the date that control is achieved until the date that control ceases. Control is the power to govern the financial and operating policies of an entity so as to obtain benefits from its operating activities. In assessing control, legal and contractual rights are taken into account. Intercompany transactions and balances are eliminated upon consolidation.

5

Note 2 – Goodwill:

The change in the carrying amount of goodwill for the six months ended June 30, 2014 is as follows:

	June 30,	December 31,
	2014	2013
	Unaudited	Audited
	(in thousands)

Balance as of January 1.	$54,316	$54,316
Accumulated impairment losses at the beginning of the period	(41,815)	(41,815)

Balance at end of period	$12,501	$12,501

Note 3 – Fair Value Measurements:

The accounting guidance establishes a valuation hierarchy for disclosure of the inputs to valuation used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows:

Level 1 – Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 – Observable inputs such as quoted prices for similar instruments and quoted prices in markets that are not active, and inputs that are directly observable or can be corroborated by observable market data. The types of assets and liabilities included in Level 2 are typically either comparable to actively traded securities or contracts, such as treasury securities with pricing interpolated from recent trades of similar securities, or priced with models using highly observable inputs, such as commodity options priced using observable forward prices and volatilities.

Level 3 – Significant inputs to pricing that have little or no observability as of the reporting date. The types of assets and liabilities included in Level 3 are those with inputs requiring significant management judgment or estimation, such as the complex and subjective models and forecasts used to determine the fair value of financial instruments.

Financial assets and liabilities measured at fair value as of June 30, 2014 and December 31, 2013, are summarized below:

	Fair value measurements using input type
	June 30, 2014
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$387	$-	$-	$387
Restricted cash	12	-	-	12
Derivative liability - warrants	-	(266)	-	(266)
	$399	$(266)	$-	$133

	Fair value measurements using input type
	December 31, 2013
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$2,592	$-	$-	$2,592
Restricted cash	35	-	-	35
Derivative liability - warrants	-	(311)	-	(311)
	$2,627	$(311)	$-	$2,316

6

Note 4 – Commitments and Contingencies:

A.	Commitments:

Chief Scientist. One of the Company’s subsidiaries has entered into agreements with the Israel’s Office of the Chief Scientist, or OCS; this subsidiary is obliged to pay royalties to the OCS at a rate of 3% on sales of the funded products, up to 100% of the dollar-linked grant received in respect of these products from the OCS. As of June 30, 2014, the contingent liability that was not recognized amounted to $266,953.

Ministry of Production in Italy. In July 2007, the Company’s subsidiary, I-Ter, received an amount of $585,000 from the Ministry of Production in Italy for I-Ter’s Easy4Plan product. Easy4Plan is a workflow management tool designed for ISO9000 companies. 36.5% of the funds received constitute a grant, and the remaining 63.5%, is a 10-year loan to be repaid by I-Ter in annual installments until September 2018. The loan bears a minimal annual interest of 0.87% and is linked to the euro. As of June 30, 2014, the remaining loan balance was $202,000.

B.	Contingencies:

The Company evaluates estimated losses for indemnifications due to product infringement under FASB Topic ASC 450 “Contingencies”. At this time, it is not possible to determine the maximum potential amount under these indemnification clauses due to lack of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Such indemnification agreements may not be subject to maximum loss clauses. Historically, the Company has not incurred costs as a result of obligations under these agreements and has not accrued any liabilities related to such indemnification obligations in the Company’s financial statements.

Note 5 – Discontinued Operation:

In February 2013, the Company executed an agreement for the sale of the operations of BridgeQuest, Inc. and its relevant subsidiary. Total consideration for BridgeQuest, Inc. was $6,500. In addition, as part of the agreement, the Company received additional amounts upon collection of existing account receivables of BridgeQuest, Inc. collected by the purchaser following the transaction. BridgeQuest, Inc. met the definition of a component. Accordingly, the results of operations in the statement of operations and prior period’s results have been reclassified accordingly.

The following is the composition from discontinued operation:

Six Months Ended June 30,
2013
Revenue	$-
Cost of revenue	16
Gross loss	(16)
Research and development costs	-
Selling, general, and administrative expenses	2
Loss on realization of shareholdings	372
Operating loss	(390)
Financial expense, net	9
Loss before provision for income taxes	(399)
Provision for income taxes	-
Net loss	$(399)

Note 6 – Subsequent Events:

In August 2014, the Company announced its entry into a definitive agreement with Sophisticated Business Systems, Inc., or Ateras, pursuant to which Ateras and one of the Company’s wholly owned subsidiaries will merge, subject to shareholder approval, regulatory review and other closing conditions. If such conditions are satisfied, the Company expects the acquisition will be completed in the fourth quarter of 2014. The definitive agreement provides for the issuance of 6.2 million of the Company’s ordinary shares. Ateras generated revenue of $5.8 million for the year ended December 31, 2013. Ateras had net losses of $0.3 million for the year ended December 31, 2013.

7

Annex F

Sophisticated Business Systems, Inc. dba Ateras

Consolidated Financial Statements as of December 31, 2013 and 2012

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012

Pages

Independent Auditor’s Report	1
Balance Sheets	2-3
Statements of Comprehensive Income	4
Statements of Changes in Shareholders' Equity	5
Statements of Cash Flows	6
Notes to Financial Statements	7-15

Independent Auditor’s Report

Board of Directors

Sophisticated Business Systems, Inc. dba ATERAS

We have audited the accompanying financial statements of Sophisticated Business Systems, Inc. dba ATERAS (“the Company”), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of comprehensive income, changes in Shareholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit's evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sophisticated Business Systems, Inc. dba ATERAS as of December 31, 2013 and 2012, and the results of its operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Ziv Haft.
Certified Public Accountants (Isr.)
BDO Member Firm

Tel-Aviv, Israel

July 17, 2014

1

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

BALANCE SHEETS

	12.31.2013	12.31.2012
	In thousands

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$32	$9
Accounts receivable	1,358	724
Other current assets	3	4
	1,393	737

PROPERTY AND EQUIPMENT, NET (Note 3A)	102	81
LONG TERM DEPOSIT	13	13

TOTAL ASSETS	$1,508	$831

The accompanying notes are an integral part of the financial statements.

2

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

BALANCE SHEETS

	12.31.2013	12.31.2012
	In thousands

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$378	$380
Other accounts payable (Note 3B)	1,277	803
Deferred revenues	19	55
	1,674	1,238
LONG TERM LIABILITIES:
Other accounts payable	66	11
Promissory Note (Note 3C)	15,977	15,527
	16,043	15,538

COMMITMENTS AND CONTINGENCIES (Note 4)
SHAREHOLDERS' Equity (Note 5):
Common stock	1	1
Additional paid-in capital	323	323
Accumulated deficit	(16,533)	(16,269)
	(16,209)	(15,945)

TOTAL LIABILITIES AND EQUITY	$1,508	$831

July 17, 2014
Date of approval of financial statements	Scott Miller	Richard Chance
	President & CEO	EVP & CFO

The accompanying notes are an integral part of the financial statements.

3

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

STATEMENTS OF COMPREHENSIVE INCOME

	Year ended
	12.31.2013	12.31.2012
	In thousands

Revenues	$5,778	$3,146
Cost of revenue (Note 6)	2,674	2,566
Gross profit	3,104	580
Operating expenses:
Research and development expenses	922	935
Selling, general, and administrative expenses (Note 7)	1,886	2,085
Settlement expenses (Note 4B)	560	-
Total operating expenses	3,368	3,020
Operating loss	264	2,440
Financial expenses, net	-	-
Loss before taxes on income	264	2,440
Taxes on income (Note 8)	-	-
Net loss	264	2,440
Other comprehensive income	-	-
Total comprehensive loss	$264	$2,440

The accompanying notes are an integral part of the financial statements.

4

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (In thousands, except shares)

			Additional paid-in	Accumulated	Total
	Common stock		capital	deficit	equity
	Shares	Par value

Balance as of December 31, 2011	1,000	$1	$323	$(13,829)	$(13,505)

Total comprehensive loss	-	-	-	(2,440)	(2,440)
Balance as of December 31, 2012	1,000	$1	$323	$(16,269)	$(15,945)

Total comprehensive loss	-	-	-	(264)	(264)
Balance as of December 31, 2013	1,000	$1	$323	$(16,533)	$(16,209)

The accompanying notes are an integral part of the financial statements.

5

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

STATEMENTS OF CASH FLOWS

	Year ended
	12.31.2013	12.31.2012
	In thousands
Cash flow from operating activities:
Net Loss	$(264)	$(2,440)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	39	68
Loss from disposal of property and equipment	2	-
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(634)	70
(Increase) decrease in other current assets	1	(2)
Increase (decrease) in accounts payable	(2)	193
Increase in other liabilities	529	20
Increase (decrease) in deferred revenues	(36)	55
Net cash used in operating activities	(365)	(2,036)

Cash flow from investing activities:
Purchase of property and equipment	(62)	(10)
Net cash used in investing activities	(62)	(10)

Cash flow from financing activities:
Promissory Note	450	1,925
Net cash provided by financing activities	450	1,925

Net increase (decrease) in cash and cash equivalents	23	(121)
Cash and cash equivalents at the beginning of the year	9	130
Cash and cash equivalents at end of the year	$32	$9

The accompanying notes are an integral part of the financial statements.

6

NOTE 1 - NATURE OF BUSINESS:

General:

Sophisticated Business Systems, Inc. dba ATERAS (the “Company”) was incorporated as a Texas corporation on December 15, 1986. The Company provides software consulting to companies and federal, state, and local governments with the ability to leverage their investment in their mainframe legacy software. Through the use of its internally developed suite of software products, collectively referred to as DB-Shuttle™, the Company automates the conversion of software application programs and non-relational databases to newer languages and database technologies. The Company has recently added a suite of software products to its product line. These products are available for licensing on a fixed term or perpetual term basis.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A.     Accounting principles:

The financial statements are prepared in accordance with accounting principles generally accepted (“GAAP”) in the United States of America.

B.     Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include those related to revenue recognition and deferred revenue.

C.     Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over their estimated useful lives. Annual rates of depreciation are as follows:

%

Computers and network equipment	20-33
Office furniture and fixtures	14-20

7

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

D.     Cash and cash equivalents:

Cash equivalents are considered by the Company to be highly-liquid investments, including inter-alia, short-term deposits with banks, the majority of which did not exceed three months at the time of deposit and which are not restricted.

E.     Allowance for doubtful accounts:

The Company establishes an allowance for doubtful accounts to ensure trade and financing receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, which their collection, in the opinion of Company’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible. As of December 31, 2013 and 2012, there were no allowance for doubtful accounts.

F.     Revenue Recognition:

Revenues derived from direct software license agreements are recognized in accordance with FASB ASC Topic 985 “Software” (“ASC 985”), upon delivery of the software, when collection is probable, the license fee is otherwise fixed or determinable and persuasive evidence of an arrangement exists.

The Company recognizes revenues from consulting fees based on the services which are provided under short-term, generally monthly, fixed-fee contracts. Revenues from maintenance services are recognized ratably over the term of the maintenance period.

When a project involves significant production, modification or customization of software, revenue is recognized according to the percentage of completion method in accordance with the provisions of FASB ASC Topic 605-35-25. Under this method, estimated revenue is generally accrued based on costs incurred to date, as a percentage of total updated estimated costs. The Company recognizes contract losses, if any, in the period in which they first become evident. There are no rights of return, price protection or similar contingencies in the Company’s contracts.

On December 31, 2013, approximately $514 thousand of the accounts receivable balance was unbilled due to the customer’s payment terms. On December 31, 2012, the amount of unbilled revenue was $533 thousand.

G.     Functional Currency:

The currency of the primary economic environment in which the operations of the Company conducted is the U.S. dollar (“dollar”). In addition, all of the Company’s revenues and costs are incurred in dollars. Thus, the functional and reporting currency of the Company is considered to be the dollar.

8

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

H.     Research and Development Costs:

Software development costs are charged to the statement of income as incurred. ASC No. 985, “Software”, requires capitalization of certain research and development costs subsequent to the establishment of technological feasibility. Based on the Company’s product development process, technological feasibility is established when detailed program design is completed and verified. Costs incurred by the Company between completion of detailed program design and the point at which the products are ready for general release has been insignificant. Therefore, all research and development costs have been expensed in the year incurred.

I.     Impairment of Long-Lived Assets:

The Company evaluates property and equipment impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Company identifies an impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the Years ending December 31, 2013 and 2012, no impairments losses have been identified.

J.     Income taxes:

Deferred taxes are determined utilizing the “asset and liability” method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, when it’s more likely than not that deferred tax assets will not be realized in the foreseeable future. Deferred tax liabilities and assets are classified as current or non-current based on the expected reversal dates of the specific temporary differences.

The Company applied ASC Topic 740-10-05, Income Tax, which provides guidance for recognizing and measuring uncertain tax positions, it prescribes a threshold condition that a tax position must meet for any of the benefits of the uncertain tax position to be recognized in the financial statements. It also provides accounting guidance on derecognizing, classification and disclosure of these uncertain tax positions. The Company’s policy on classification of all interest and penalties related to unrecognized income tax positions, if any, is to present them as a component of income tax expense.

9

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

K.     Employee Share Options:

In December 2003, the Company adopted the 2003 Stock Option/Stock Issuance Plan (the Plan) under which 200 shares of the Company’s common stock currently held in treasury were reserved for issuance to employees, directors, and consultants. The Company accounts for stock based compensation to employees in accordance with SFAS ASC Topic 718 “Compensation - Stock Compensation”.

The Company measures and recognizes compensation expense with respect to share options based on Estimated fair values on the date of grant using the Black-Scholes option-pricing model.

This option pricing model requires that the Company makes several estimates, including the option’s expected life and the price volatility of the underlying stock.

As of December 31, 2013 and 2012 there were no outstanding options.

L.     Fair value of financial instruments:

1.	Concentration of credit-risk:

As of December 31, 2013, the Company’s cash and cash equivalents totaling $32 were deposited with major financial institution in the United States. Accordingly, the Company does not believe that any credit risks exist with respect to that balance.

With respect to trade receivables, the risk is limited due to the nature and size of the entities that constitute the Company’s customer base. The Company assesses the financial position of its customers prior to the engagement with them, and has not encountered material credit difficulties therewith.

2.	Fair value of financial instrument:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

10

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

L.     Fair value of financial instruments (cont.):

       2.         Fair value of financial instrument (cont.):

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

Items carried at fair value as of December 31, 2013 and 2012 are classified in the table below in one of the three categories described above.

	Fair value measurements using input type
	December 31, 2013 (In thousands)
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$32	$-	$-	$32
	$32	$-	$-	$32

	Fair value measurements using input type
	December 31, 2012 (In thousands)
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$9	$-	$-	$9
	$9	$-	$-	$9

M.     Recently Issued Accounting Pronouncements:

In July 2013, the Financial Accounting Standards Board (“FASB”) issued guidance that requires that a non-recognized tax benefit be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carry forward, a similar tax loss, or a tax credit carry forward. This net presentation is required unless a net operating loss carry forward, a similar tax loss, or a tax credit carry forward is not available at the reporting date or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset to settle any additional income tax that would result

11

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

M.     Recently Issued Accounting Pronouncements (cont.):

from the disallowance of the unrecognized tax benefit. This guidance is effective for fiscal years beginning after December 15, 2013, with early adoption permitted. We are assessing whether the adoption of this standard will have a material impact on our financial statements.

NOTE 3 - BALANCE SHEET DETAILS:

A.     Property and equipment, net:

The following tables include certain balance sheet details as of December 31, 2013 and 2012:

	December 31,
	2013	2012
	(in thousands)
Cost:
Computer and network equipment	$432	$462
Furniture and fixtures	311	307

	743	769
Accumulate depreciation:
Computer and network equipment	339	390
Furniture and fixtures	302	298

	641	688

	$102	$81

Depreciated cost:

Depreciation expenses totaled $39 and $36 thousand for the years ended December 31, 2013 and 2012, respectively.

B.     Other accounts payable:

	12.31.2013	12.31.2012
	(in thousands)

Employee and related benefits	$760	$730
Accrued expenses	164	-
Accrued Vacation	82	73
Provision for Settlement (See note 4B)	271	-

	$1,277	$803

12

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 3 - BALANCE SHEET DETAILS (cont.):

C.     Promissory Note:

Since 2011 the Company has received funds from Mr. Scott Miller, the president & CEO and the majority shareholder of the Company. The note bears no interest and no repayment date has been determined.

NOTE 4 - COMMITMENTS AND CONTINGENCIES:

A.     Operating leases:

The Company leases its office space under non-cancelable operating leases. As of December 31, 2013, future minimum lease payments under all non-cancelable operating leases assuming the full-term of the lease are:

In thousands

2014	$122
2015	129
2016 and thereafter	436

$687

Total expenses for the years ended December 31, 2013 and 2012, were approximately $122 and $125 thousand, respectively.

In October 2013, the Company entered into a new lease agreement at the same location with a base term expiring at the end of March 2019 with a 5-year renewal option. The future minimum lease payments shown above do not reflect the payment terms under renewal option of the new lease.

B.     Settlement agreement:

In September 2013 a settlement agreement was signed between the Company and a third party (the “prosecutor”), by which the Company agrees to pay the prosecutor the sum of $560 thousand.

During September 2013, the company made an initial payment of $175 thousand. Beginning on October 31, 2013 and for the next 17 months, the Company shall make installment payments of approximately $23 thousand.

C.     Severance pay and retirements plans:

The Company's employees are eligible to participate in a 401(k) retirement plan. Under the plan, employees may elect to defer a portion of their salary from taxes and invest it for retirement. The Company may, on a discretionary basis, make matching contributions to the employee deferrals.

NOTE 5 – SHAREHOLDERS' EQUITY:

Common stock:

	Number of shares as of December 31,
	2013		2012
	Authorized	Issued and outstanding	Authorized	Issued and outstanding

Common stock par value of $1.00 per share	1,000,000	1,000	1,000,000	1,000

The Company has 226 shares of stock in treasury at no cost at December 31, 2013 and 2012.

13

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 6 – COST OF REVENUES:

	Year ended	Year ended
	2013	2012
	(In thousands)

Payroll and salary related expenses	$1,767	$1,616
Subcontractors	907	950

	2,674	$2,566	$

NOTE 7 – SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:

	Year ended	Year ended
	2013	2012
	(In thousands)

Payroll and salary related expenses	$917	$1,236
Professional Services	309	104
Office expenses	225	190
Facility and Rental	142	146
Travel	125	148
Advertising	87	184
Depreciation	39	36
Other	42	41

	$1,886	$2,085

NOTE 8 – TAXES ON INCOME:

1.          Basis of Taxation:

The Company and its subsidiaries are subject to tax in various jurisdictions and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter.

2.          Carry-forward tax losses, deductions and additions:

The Company's tax losses carry-forward as of December 31, 2013 and 2012 are approximately $16.5 million and $16.3 million, respectively.

14

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

Deferred Income Taxes:

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets or liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2013 and 2012 the Company's deferred taxes were in respect of the following:

	Year ended
	12.31.2013	12.31.2012
	(in thousands)

Net operating loss carry-forward	$5,787	$5,694
Other timing differences	29	25

	5,816	5,719
Less: Valuation allowance	(5,816)	(5,719)

Net deferred tax assets	$-	$-

The Company recognized valuation allowance since management cannot determine whether it is more likely than not that the deferred tax asset will be realized. The valuation reserve increased by
$97 thousand in 2013.

15

Annex G

Sophisticated Business Systems, Inc. dba Ateras

Interim Condensed Consolidated Financial Statements as of June 30, 2014

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

Pages

Balance Sheets	1-2
Statements of Comprehensive Income	3
Statements of Cash Flows	4
Notes to Financial Statements	5-8

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

BALANCE SHEETS

(USD in Thousands)

	June 30,	December 31,
	2014	2013
	Unaudited	Audited
	In thousands

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$142	$32
Accounts receivable	1,450	1,358
Other current assets	3	3
	1,595	1,393

PROPERTY AND EQUIPMENT, NET	90	102

LONG TERM DEPOSIT	13	13

TOTAL ASSETS	$1,698	$1,508

The accompanying notes are an integral part of the condensed financial statements.

1

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

BALANCE SHEETS

(USD in Thousands)

	June 30,	December 31,
	2014	2013
	Unaudited	Audited

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$359	$378
Other accounts payable	1,023	1,277
Deferred revenues	-	19

	1,382	1,674

LONG TERM LIABILITIES:
Other accounts payable	50	66
Promissory note	16,102	15,977

	16,152	16,043

SHAREHOLDERS’ Equity:
Common stock	1	1
Additional paid-in capital	323	323
Accumulated deficit	(16,160)	(16,533)

	(15,836)	(16,209)

TOTAL LIABILITIES AND EQUITY	$1,698	$1,508

September 17, 2014
Date of approval of financial statements	Scott Miller	Richard Chance
	President & CEO	EVP & CFO

The accompanying notes are an integral part of the condensed financial statements.

2

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

STATEMENTS OF COMPREHENSIVE INCOME

(USD in Thousands)

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
	Unaudited		Unaudited

Revenues	$1,302	$829	$2,852	$2,275
Cost of revenue	401	687	904	1,335

Gross profit	901	142	1,948	940

Operating expenses:
Research and development expenses	323	173	684	325
Selling, general, and administrative expenses	390	459	891	1,050

Total operating expenses	713	632	1,575	1,375

Operating income (loss)	188	(490)	373	(435)

Financial expenses, net	-	-	-	-

Income (loss) before taxes on income	188	(490)	373	(435)
Taxes on income	-	-	-	-

Net income (loss)	188	(490)	373	(435)

Other comprehensive income	-	-	-	-

Total comprehensive income (loss)	$188	$(490)	$373	$(435)

The accompanying notes are an integral part of the condensed financial statements.

3

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

STATEMENTS OF CASH FLOWS

(USD in Thousands)

	Six months ended
	June 30,
	2014	2013

Cash flow from operating activities:
Net profit (loss)	$373	$(435)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	21	18
Changes in assets and liabilities:
Increase in accounts receivable	(92)	(11)
Decrease in other current assets	-	4
Increase (decrease) in accounts payable	(19)	6
Increase (decrease) in other liabilities	(270)	51
Increase (decrease) in deferred revenues	(19)	671

Net cash provided by (used in) operating activities	(6)	304

Cash flow from investing activities:
Purchase of property and equipment	(9)	(21)

Net cash used in investing activities	(9)	(21)

Cash flow from financing activities:
Promissory note	125	-
Net cash provided by financing activities	125	-

Net increase in cash and cash equivalents	110	283
Cash and cash equivalents at the beginning of the year	32	9

Cash and cash equivalents at end of the year	$142 $	$292

The accompanying notes are an integral part of the condensed financial statements.

4

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 1 - NATURE OF BUSINESS:

General:

Sophisticated Business Systems, Inc. dba ATERAS (the “Company”) was incorporated as a Texas corporation on December 15, 1986. The Company provides software consulting to companies and federal, state, and local governments with the ability to leverage their investment in their mainframe legacy software. Through the use of its internally developed suite of software products, collectively referred to as DB-Shuttle™, the Company automates the conversion of software application programs and non-relational databases to newer languages and database technologies. The Company has recently added a suite of software products to its product line. These products are available for licensing on a fixed term or perpetual term basis.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A.     Accounting principles:

The financial statements are prepared in accordance with accounting principles generally accepted (“GAAP”) in the United States of America.

B.     Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include those related to revenue recognition and deferred revenue.

C.     Unaudited interim condensed financial statements:

The accompanying unaudited interim condensed financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles in the United States for the annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014. The interim financial statements should be read in conjunction with the financial statements for the year ended December 31, 2013.

5

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

D.     Fair value of financial instruments:

1. Concentration of credit-risk:

As of June 30, 2014, the Company’s cash and cash equivalents totaling $142 were deposited with major financial institution in the United States. Accordingly, the Company does not believe that any credit risks exist with respect to that balance.

With respect to trade receivables, the risk is limited due to the nature and size of the entities that constitute the Company’s customer base. The Company assesses the financial position of its customers prior to the engagement with them, and has not encountered material credit difficulties therewith.

2. Fair value of financial instrument:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

6

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

D.     Fair value of financial instruments (cont.):

2.          Fair value of financial instrument (cont.):

     Items carried at fair value as of June 30, 2014 and December 31, 2013 are classified in the table below in one of the      three categories described above.

	Fair value measurements using input type
	June 30, 2014 (In thousands)
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$142	$-	$-	$142
	$142	$-	$-	$142

	Fair value measurements using input type
	December 31, 2013 (In thousands)
	Level 1	Level 2	Level 3	Total

Cash and cash equivalents	$32	$-	$-	$32
	$32	$-	$-	$32

E.     Recently Issued Accounting Pronouncements:

In April 2014, the FASB issued ASU No. 2014-08, Presentation of Financial Statements (Topic 205( and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity: the amendments in this standard change the requirements for reporting discontinued operations in Subtopic 205-20. The amendments in this update will be effective prospectively for annual periods beginning on or after December 15, 2014, and interim periods within those years.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from contracts with customers (Topic 606): The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

7

SOPHISTICATED BUSINESS SYSTEMS, INC.

dba ATERAS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

To achieve that core principle, an entity should apply a five step methodology:

Step 1: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

An entity should apply the amendments in this Update using one of the following two methods:

1. Retrospectively to each prior reporting period presented (along with some practical expedients)

2. Retrospectively with the cumulative effect of initially applying this Update recognized at the date of initial application.

The amendments in this update will be effective prospectively for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period.

8

Annex H

BluePhoenix Solutions, Ltd.

Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2014

BLUEPHOENIX SOLUTIONS LTD.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS

BLUEPHOENIX SOLUTIONS LTD.

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED BALANCE SHEET AND CONDENSED COMBINED STATEMENTS OF OPERATIONS

The accompanying unaudited pro forma condensed combined balance sheet combines the unaudited historical condensed balance sheets of BluePhoenix Solutions Ltd. (the “Company”) and Sophisticated Business Systems, Inc. dba ATERAS (“ATERAS”) at June 30, 2014 as if the Company had consummated the acquisition of ATERAS on June 30, 2014 instead of August 13, 2014.

The accompanying unaudited pro forma condensed combined statements of operations combine the unaudited historical statements of operations of each of the Company and ATERAS for the six months ended June 30, 2014 and audited financial statements for the year ended December 31, 2013, as if the Company had consummated the acquisition of ATERAS on January 1, 2013.

The Company has presented the accompanying unaudited pro forma condensed balance sheet and statements of operations for informational purposes only. The accompanying unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations are not necessarily indicative of what the Company’s results of operations actually would have been had the Company completed the acquisition of ATERAS on January 1, 2013, respectively. In addition, the unaudited pro forma condensed combined statements of operations do not purport to project the future operating results of the combined companies due to allocated costs and other that may not continue in the future. The accompanying unaudited pro forma condensed combined financial statements should be read in connection with the audited and unaudited historical financial statements of ATERAS included herein, and the audited historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2013 and the unaudited historical condensed consolidated financial statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 previously filed with the Securities and Exchange Commission.

1

BLUEPHOENIX SOLUTIONS LTD.

Pro Forma Condensed combined Balance Sheet

As of June 30, 2014

(In thousands, unaudited)

	BLUEPHOENIX SOLUTIONS LTD. (1)	ATERAS (2)	Pro forma Adjustments		Pro forma consolidated
Assets:
Current assets:
Cash and cash equivalents	$387	$142	-		529
Restricted cash	12	-	-		12
Trade account receivables	2,351	1,450	-		3,801
Other current assets	322	3	-		325

Total current assets	3,072	1,595	-		4,667
Long term assets:
Property and equipment, net	274	90	-		364
Long term deposit	-	13	-		13
Goodwill	12,501	-	22,038	(a)	34,539

Total long term assets	12,775	103	22,038		34,916

Total assets	$15,847	$1,698	$22,038		$39,583
Liabilities and equity:
Current liabilities:
Short term bank credit and others	40	-	-		40
Trade accounts payables	903	359	-		1,262
Deferred revenue	407	-	-		407
Other current liabilities	752	1,023	-		1,775

Total current liabilities	2,102	1,382	-		3,484
Long term liabilities:
Accrued severance pay, net	267	-	-		267
Loans from others	162	-	-		162
Derivative liabilities – warrants	266	-	-		266
Note payable	-	16,102	(16,102)	(b)	-
Other account payable	-	50	-		50

Total long term liabilities	695	16,152	(16,102)		745

Total equity	13,050	(15,836)	38,140	(c)(a) (b)	35,354

Total liability and equity	$15,847	$1,698	$22,038		$39,583
(1)	As reported in BLUEPHOENIX SOLUTIONS LTD. unaudited quarterly report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the SEC on August 14, 2014.

(2)	As reported in the ATERAS financial statements appears in this Proxy statement.

2

BLUEPHOENIX SOLUTIONS LTD.

Pro Forma Condensed combined Statements of Operations

Six months ended June 30, 2014

(In thousands, except per share data, unaudited)

	BLUEPHOENIX SOLUTIONS LTD. (1)	ATERAS (2)	Pro forma Adjustments	Consolidated

Revenues:	$3,752	$2,852	-	$6,604
Cost of revenues:	2,011	904	-	2,915

Gross profit	1,741	1,948	-	3,689

Operating expenses:
Research and development	525	684	-	1,209
Selling, general, and administrative expenses	2,873	891	-	3,764

Income (loss) from operations	(1,657)	373	-	(1,284)

Financial Income, net	35	-	-	35
Income (loss) before provision for income taxes	(1,622)	373	-	(1,249)
Taxes on Income	18	-	-	18

Net income (loss)	(1,640)	373	-	(1,267)
Net result attributed to non-controlling interests	(35)	-	-	(35)
Net income (loss) attribute to Shareholders	$(1,675)	$373	-	$(1,302)

Loss per share attributable to BLUEPHOENIX SOLUTIONS LTD.
Basic and Diluted	$(0.095)			$(0.07)

Weighted average common shares outstanding:
Basic and Diluted	17,630,907			17,630,907

(1)	As reported in BLUEPHOENIX SOLUTIONS LTD. unaudited quarterly report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the SEC on August 14, 2014.

(2)	As reported in the ATERAS financial statements appears in this Proxy statement.

3

BLUEPHOENIX SOLUTIONS LTD.

Pro Forma Condensed combined Statements of Operations

Year ended December 31, 2013

(In thousands, except per share data, unaudited)

	BLUEPHOENIX SOLUTIONS LTD. (1)	ATERAS (2)	Pro forma Adjustment	Consolidated

Revenues:	$8,537	$5,778	-	$14,315
Cost of revenues:	4,489	2,674	-	7,163
Gross profit	4,048	3,104	-	7,152

Operating expenses:
Research and development	1,508	922	-	2,430
Selling, general, and administrative expenses	6,305	1,886	-	8,191
Settlement expenses	-	560	-	560
Gain on sales of subsidiaries and AppBuilder	786	-	-	786

Income (loss) from operations	(2,979)	(264)	-	(3,243)

Financial expenses, net	114	-	-	114

Income (loss) before provision for income taxes	(3,093)	(264)	-	(3,357)
Taxes on Income	297	-		297

Loss from continuing operation	(3,390)	(264)	-	(3,654)
Net loss from discontinued operation	399	-	-	399
Net loss	(3,789)	(264)	-	4,053
Net result attributable to Noncontrolling interest	(243)	-	-	243
Net loss attribute to Shareholders	$(4,032)	$(264)	-	$(4,296)
Loss per share attributable to BLUEPHOENIX SOLUTIONS LTD.:
Basic and Diluted	$(0.24)			$(0.25)

Weighted average common shares outstanding:
Basic and Diluted	16,965,636			16,965,636

(1)	As reported in BLUEPHOENIX SOLUTIONS LTD. audited report on Form 10-K 2013 as filed with the SEC on March 28, 2014.

(2)	As reported in the ATERAS financial statements appears in this Proxy statement.

4

BLUEPHOENIX SOLUTIONS LTD.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands, unaudited)

On August 13, 2014, the Company and the Shareholders of “ATERAS” entered into agreement for the purchases of Ateras shares by a way of a merger to one of the Company’s subsidiary. ATERAS provides software consulting with the ability to leverage their investment in their mainframe legacy software. Through the use of its internally developed suite of software products, collectively referred to as DB-Shuttle™, the Company automates the conversion of software application programs and non-relational databases to newer languages and database technologies.

The aggregate consideration payable to ATERAS stockholders is equal to 6,195,494 unregistered ordinary shares, par value NIS 0.04 per share, of the Company. The closing of the transaction is subject to shareholder approval, regulatory review and other material customary conditions and is expected to close during Q4/2014.

The purchase consideration amounted to $22,304 based on the share price of the Company’s 6,195,494 shares to be issued with a 10% estimated discount for unregistered shares. In addition, according to the agreement, the outstanding promissory note from ATERAS’ shareholder will be converted to equity upon closing. This conversion is reflected in the table below. As the transaction has not been closed yet, a third party Purchase price allocation has not been finalized. The total consideration that exceeded ATERAS equity was allocated to goodwill. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisal will be finalized. The table below summarizes the estimates of the fair value of assets acquired and liabilities assumed as the purchase accrued on June 30, 2014.

June 30, 2014 (in Thousands)

Cash and cash equivalents	$142
Trade account receivables and others	1,453
Property and equipment, net	90
Long term deposit	13
Goodwill	22,038
Trade accounts payables	(359)
Other current liabilities	(1,023)
Other account payable	(50)

Total assets acquired	$22,304

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BLUEPHOENIX SOLUTIONS LTD.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands, unaudited)

The unaudited pro forma combined statements of operations and balance sheet reflect the effect of the following pro forma adjustments:

a.	Adjusted to record the goodwill of $22,038 derived from the acquisition.
b.	Adjusted to record the conversion of the promissory note to equity of $16,102 as part of the agreement and plan of merger.
c.	Adjusted to record the issuance of shares as part of the transaction of $22,038 and the elimination of ATERAS equity of $266 upon consolidation.

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Annex I

BluePhoenix Solutions, Ltd.

Amended Articles of Association

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THE COMPANIES LAW, 1999

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

[____________] (Formerly known as BLUEPHOENIX SOLUTIONS LTD.)

PART A: DEFINITIONS AND INTERPRETATION

1.	Definitions

In these Articles, the following terms shall have the meaning appearing opposite them, unless another interpretation is expressly stated herein:

"Alternate Director"	As defined in Part E below;
"Articles" or "these Articles"	These Articles of Association, as amended from time to time by the General Meeting;
"Board" or "Board of Directors"

The Board of Directors of the Company elected or properly appointed in accordance with the provisions of these Articles; any committee of the Board of Directors to the extent that any of the authorities of the Board of Directors are delegated to it; any person authorized by the Board of Directors, to the extent so authorized, for the purposes of any matter or class of matters;

"business day"	A day on which customer services are provided by a majority of the commercial banks in Israel;
"Companies Law"	The Companies Law, 5759 – 1999, as amended from time to time, or any other law which shall replace it, and any regulations promulgated thereunder;
"Companies Ordinance"	The Companies Ordinance [New Version] 5743 – 1983, as amended from time to time, or any other law which shall replace it and any regulations promulgated thereunder;
"Company"	[_________________];

"Extraordinary Transaction"

A transaction which is not in the ordinary course of business of the Company; a transaction which is not on market terms or a transaction liable to have a material affect on the profitability of the Company, its assets or its liabilities; an arrangement between the Company and an Officer regarding the terms of his office and engagement, including the grant of a release from liability, insurance, and an undertaking to indemnify or an indemnity according to the indemnity permit;

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"General Manager"	The person holding this title and any person having the authority of a General Manager, whatever his title;
"Memorandum"	The Memorandum of Association of the Company as amended from time to time;
"Office" or "the Offices of the Company"	The registered office of the Company at the relevant time;
“Officer”	An Office Holder, as such term is defined in the Companies Law;

"Register"	The shareholders register together with any additional shareholders register that the Company may maintain outside Israel;
"security"

Share, debenture, capital note, security, certificate or right entitling membership or participation in the Company or a claim from it (if issued in series), a certificate or right entitling the holder to acquire a security of the Company, in each case whether the security is in name form or bearer form including a debenture or option convertible into shares;

"Securities Law"	The Securities Law, 5728 – 1968, as amended from time to time, or any other law which shall replace it, and any regulations promulgated thereunder;
"simple majority"

A majority of those present and voting at a General Meeting or meeting of the Board of Directors. The vote of any person present at a meeting as aforesaid who does not vote or abstains from voting with respect to any matter on the agenda shall not be included in the number of votes cast;

"transaction"	A contract or an agreement or a unilateral decision to bestow a right or some other benefit;
"Year" or "Month"	According to the Gregorian calendar;

2.	Interpretation

2.1	Subject to the provisions of Article 1 above, and unless the context expressly requires some other interpretation, the terms defined in the Companies Law or in the Companies Ordinance, as the case may be, shall bear the same meaning in these Articles; words in the singular shall include the plural and, vice versa; masculine terms shall include the feminine gender, and words indicating individuals shall include corporations.

2.2	Any Article in these Articles which provides for an arrangement which differs in whole or in part from any provision in the Companies Law, the Companies Ordinance or any other provisions of any law, which can be stipulated against, amended or added to, in whole or with regard to specific matters or within specific limitations, in accordance with any law, shall be considered a stipulation against the provision of the Companies Law or Companies Ordinance, as the case may be, even if the actual stipulation is not specified in the said Article, and even if it is expressly stated in the Article (in whatever form) that the effectiveness of the Article is subject to the provisions of any law.

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2.3	In the event of a contradiction between any Article and the provisions of any law that may not be stipulated against, amended or added to, the provisions of the said law shall prevail, provided that nothing thereby shall nullify or impair the effectiveness of these Articles or any other Article therein.

2.4	In interpreting any Article or examining its effectiveness, the interpretation shall be given to that Article which is most likely to achieve its purpose as appearing therefrom or as appearing from the other Articles included within these Articles.

PART B: THE COMPANY, ITS OBJECTS AND THE SHARE CAPITAL

3.	The Company and its Objects

3.1	The Company is a public Company.

3.2	The objects of the Company shall be as specified in the Memorandum.

3.3	The Company may contribute reasonable amounts for any suitable purpose or categories of purpose even if such contributions do not fall within business considerations of the Company. The Board of Directors may determine the amounts of the contributions, the purpose or category of purposes for which the contribution is to be made, and the identity of the recipients of any contribution.

3.4	The Company may at any time undertake any kind of business activity which is permitted to the Company under the terms of these Articles, expressly or by implication, and may refrain from these activities, whether or not the Company has commenced that kind of business activity, all in the absolute discretion of the Board of Directors.

4.	Limited Liability

The liability of the shareholders of the Company for the indebtedness of the Company shall be limited as follows:

4.1	If the shares of the Company have a nominal value, the liability of each shareholder for the indebtedness of the Company is limited to payment of the nominal value of the shares of that shareholder.

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4.2	If at any time the Company shall issue shares with no nominal value, the liability of the shareholders shall be limited to payment of the amount which the shareholders should have paid to the Company in the respect of each share according to the conditions of issue.

5.	Share Capital

The authorized share capital of the Company is NIS 1,000,000 (One million New Israeli Shekels) divided into 25,000,000 ordinary shares of NIS 0.04 nominal value each.

6.	Changes in the Share Capital

6.1	The General Meeting of the Company may, from time to time, increase the share capital of the Company or change the class of authorized shares (whether issued or not), by creating new shares, whether or not all of the shares that have been resolved to be issued have in fact been issued at such time, and whether or not all of the shares which have been issued at such time have been paid in full. Such increase or change in share capital shall be in such amount and divided into shares and shall be made subject to such terms and conditions and with such rights and preferences as specified in the resolution creating the shares, and if no such directions are included within the resolution, as the Board of Directors shall determine, and in particular, the shares may be issued with preferred or subordinated rights (or without rights) to dividends, voting, repayment of capital or with respect to any other matters.

6.2	Unless the resolution authorizing the increase in share capital provides otherwise, the new shares shall be issued subject to all of the provisions of these Articles which apply to the existing share capital of the Company.

6.3	The General Meeting may, from time to time, cancel any of its unissued authorized share capital, unless there is any outstanding obligation on the part of the Company, including a conditional obligation, to issue the shares.

6.4	Subject to the provisions of any law and the provisions of these Articles, the Company shall be entitled, from time to time, to cancel any issued share capital.

7.	Rights attached to the Shares and Issuance of Shares

7.1	Unless these Articles provide otherwise, all of the shares shall carry equal rights for all purposes, and each share shall vest in the holder thereof:

(a)	The right to receive an invitation to and to participate in each General Meeting of the Company, annual or special, and the right to one vote in respect of each share that he holds in every vote at each General Meeting of the Company in which he participates (whether in person or by proxy, including through a written ballot), provided that the share is owned by the shareholder on the record date specified in the resolution to convene the General Meeting;

(b)	The right to receive dividends (if and to the extent distributed), the right to receive bonus shares (if and to the extent distributed), in each case in accordance with the nominal value of the shares (without taking into account any premium paid in connection with such shares) that the holder holds in relation to the total nominal value of the shares outstanding, all on the date upon which it is resolved to distribute the dividend or bonus shares or other distribution (as the case may be) or at such later date as shall be provided in the resolution in question and in accordance with the number of shares the holder holds on the said date;

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(c)	The right to participate in the distribution of any surplus assets of the Company upon liquidation in accordance with the nominal value of each share in relation to the total nominal value of the shares outstanding.

The provisions of these Articles with respect to General Meetings shall apply to all meetings of any class of shareholders, mutatis mutandis.

7.2	The unissued shares forming part of the authorized share capital of the Company shall at all times be under the control of the Board of Directors. Without prejudice to any special rights granted to the current shareholders of the Company prior to such date, if any, the Company (acting through the Board of Directors) may issue shares, whether included within the original capital of the Company or as a result of an increase in capital, with rights that are superior or inferior to the outstanding shares, or may issue shares which are preferred or subordinated with regard to distributions, voting rights, the right to repayment of capital or in connection with any other matter, all as the Company shall determine from time to time.

7.3	The Company may issue redeemable securities upon such terms as the Board of Directors shall determine. The Board of Directors may attach to redeemable securities the attributes of shares, including voting rights and the right to participate in profits.

7.4	The Board of Directors may pay brokerage, underwriting or agents fees in connection with any issue of securities of the Company, in such a manner as the Board of Directors shall determine, and subject to the provisions of any law.

7.5

7.5.1	In the event of an issuance of shares or other securities by the Company, the Company will have no obligation to offer such shares or other securities to the Company's shareholders first.

7.5.2	Notwithstanding the aforesaid and until the earlier to occur of (a) three years following the date of the closing of the merger contemplated by the Amended and Restated Agreement and Plan entered into October 14, 2014 by and among the Company, Modern Systems Corporation (formerly BluePhoenix Solutions USA, Inc.), BP-AT Acquisition Corporation, Sophisticated Business Systems, Inc., a Texas corporation doing business as “Ateras”, Mindus Holdings Ltd ("Mindus"), Scott Miller and other stockholders listed therein, (the "Merger Closing Date" and the "Merger Agreement," respectively); and (b) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization (the "Pre-Emptive Rights Term"), Mindus (an "Entitled Shareholder") shall have a pre-emptive right to purchase its "pro-rata share" of all New Shares (as defined below) that the Company may, from time to time, propose to sell and issue after the Merger Closing Date (if and insofar as such transaction is in fact closed).

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For the purposes of this Section 7.5.2, each Entitled Shareholder’s "pro rata share" is equal to the ratio of (a) the number of shares of the Company's share capital of which such Entitled Shareholder is deemed to be a holder immediately prior to the issuance of such New Shares to (b) the total number of outstanding shares of the Company's share capital (including all shares of the Company's share capital issuable upon exercise or conversion or otherwise pursuant to any Vested Option that is outstanding or otherwise in effect at such time) immediately prior to the issuance of the New Shares.

The term “New Shares” shall mean (a) any ordinary shares of the Company, (b) any other shares of stock issued by the Company, (c) any other securities of the Company convertible into, or exchangeable or exercisable for, such shares, or (d) options, warrants or other rights to acquire any such shares.

The term “Vested Option” shall mean any options, restricted stock units, securities convertible into or exchangeable for ordinary shares in the Company outstanding on August 5, 2014, and which remain outstanding, for which the rights of the holders to exercise were fully vested on August 5, 2014, but expressly excluding any warrants or anti-dilution rights (and ordinary shares in the Company issued pursuant to or upon the exercise thereof) held by or for the benefit of Prescott Group Aggressive Small Cap Master Fund G.P., Prescott Group Capital Management LLC or any affiliate, assignee or successor thereof.

7.5.3	Until the end of the Pre-Emptive Rights Term and subject to the closing of the Merger Agreement, if the Company proposes to issue any New Shares, it shall give each Entitled Shareholder written notice of its intention, describing the New Shares, the price, the proposed issuance date and the terms and conditions upon which the Company proposes to issue the same and the number of New Shares that the Entitled Shareholder has the right to purchase in connection therewith. Each Entitled Shareholder shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to Company and stating therein the quantity of New Shares to be purchased. Notwithstanding the foregoing, Company shall not be required to offer or sell such New Shares to an Entitled Shareholder if such offer or sale would cause Company to be in violation of applicable federal securities laws and/or of the Companies Law and/or any other applicable law and/or these Articles of Association, by virtue of such offer or sale. Notwithstanding anything herein to the contrary, an Entitled Shareholder’s rights under this Section 7.5, shall be exercisable only with respect to all (and not a portion of) of an Entitled Shareholder’s pro rata share.

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7.5.4	In lieu of giving notice to the Entitled Shareholder prior to the issuance of New Shares as provided in Section 7.5.3 above, Company may elect to give notice to each Entitled Shareholder within ten (10) days after the issuance of New Shares. Such notice shall describe the type, price and terms of the New Shares issued thereby and the number of New Shares that the Entitled Shareholder has the right to purchase in connection therewith. Subject to all applicable law and required consents, each Entitled Shareholder shall have twenty (20) days from the date of receipt of such notice to elect, by written notice to the Company, to purchase up to the number of shares that would, if purchased by such Entitled Shareholder, maintain such Entitled Shareholder’s pro rata share (as set forth in Section 7.5.2) of the Company's share capital. The closing of such sale shall occur within sixty (60) days of the date of notice to the Entitled Shareholder or at such later date if so required subject to applicable law.

7.5.5	Notwithstanding the aforesaid, the preemptive rights established under this Section 7.5 shall have no application to any of the following:

(a)	ordinary shares and/or options, warrants or other ordinary share purchase rights and the common stock issued pursuant to such options, warrants or other rights issued or to be issued after the Merger Closing Date to employees, officers or directors of, or consultants or advisors to Company or any subsidiary, pursuant to stock purchase or stock option plans, RSU award plans or other arrangements and incentive plans adopted by the Company;

(b)	shares of the Company issued or issuable pursuant to any rights or agreements, options, warrants, restricted share units, or convertible securities outstanding and vested as of August 5, 2014; and shares of the Company issued pursuant to any such rights or agreements granted after the Merger Closing Date, so long as the preemptive rights established by this Section 7.5 were complied with, waived, or were inapplicable pursuant to any provision of this Section 7.5 with respect to the initial sale or grant by Company of such rights or agreements;

(c)	any New Shares issued pursuant to a merger, consolidation, acquisition or similar business combination;

(d)	any New Shares issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e)	any New Shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution;

(f)	any New Shares issued in connection with strategic transactions involving the Company and other entities, including, without limitation, (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements, provided such transaction is approved by Company’s Board of Directors, including Scott Miller, so long as he is serving on the Board of Directors; and

(g)	any New Shares issued in connection with the Merger Agreement.

7.5.6	The Entitled Shareholders may not assign any of their to pre-emptive rights to purchase New Shares as set forth herein.

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7.5.7	Any notice required or permitted under this Section 7.5 shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

7.6	If at any time the share capital is divided into different classes of shares, the General Meeting may, unless the terms of issue of that class of shares provide otherwise, amend, convert, expand, add to or otherwise alter the rights, preferences, limitations and directions relating to those shares (or which do not relate at such time to one of the classes), provided that the holders of the class of shares that have been issued and whose rights will be affected thereby agree thereto at a meeting of the holders of the shares of the said class.

The special rights of the holders of any shares or class of shares that have been issued, including shares issued with preferred rights or other special rights, shall not be deemed to have been altered or impaired as a result of the creation or issue of additional shares of equal rank or as a result of the cancellation of authorized share capital of the same class which have not yet been issued, unless it is otherwise specified in the conditions of issue of those shares.

The consolidation or division of the share capital of the Company shall not be deemed to amend the rights attached to the shares which are the subject of such consolidation or division.

8.	Shareholders

8.1	Unless otherwise specified in any law or in these Articles, the Company shall be entitled to treat the registered holder of any share, including a shareholder registered as holding a share on trust, as the absolute owner, and accordingly shall not, except as ordered by a court of competent jurisdiction, or as required under any law, be bound to recognize any equitable or other claim to, or interest in, such share of any other person.

8.2	The Company will be entitled, in accordance with its absolute discretion, to transfer and to pay any amount (in any manner of payment that it selects), any asset of any sort, including bonus shares, to shareholders of the Company whose shares are not registered in their name in the Register, by executing such transfer to a Registration Company or to members of the stock exchange on which the shares of the Company are traded or to a trustee that the Company shall appoint for such matter. As long as the Company has acted based upon information that appears to have been provided to the Company by the shareholders thereof (including information provided by a Registration Company or a member of the stock exchange), the Company shall not be responsible for any unpaid amount or any asset that was not transferred to such shareholder, and the Company shall be deemed as if it has paid the said amounts and transferred the said assets, as the case may be, in full, on the date such amounts or assets were transferred to such Registration Company, member of the stock exchange or trustee.

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8.3	The Board of Directors of the Company may, from time to time, settle procedures in connection with determining the identity of shareholders and in connection with the manner in which any right, benefit, asset or amount should be transferred to or distributed among them, including, without limitation, with respect to the distribution of dividends or bonus shares, and with respect to the grant of any right, asset or other benefit to the shareholders of the Company in their capacity as such. Any amounts, bonus shares, rights or property of any kind that are transferred to a shareholder (including to his agent, attorney or to any other person that the shareholder directs) whose identity has been authenticated in accordance with the procedures as aforesaid shall be deemed settlement in full and release of the indebtedness of the Company towards any person claiming a right to such payment, transfer, distribution or grant of right, as the case maybe.

PART C: THE SHARES

9.	Share Certificates

9.1	Share certificates shall be signed by two directors of the Company, or by any other person authorized by the Board of Directors, alongside the name of the Company.

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9.2	Each shareholder whose name appears in the Register shall be entitled to receive one share certificate in respect of the shares registered in his name, or, if the Board of Directors so authorizes (and after payment of the amount which the Board of Directors shall determine from time to time) a number of share certificates, each one in respect of one or more of these shares. Each share certificate shall indicate the name of the shareholder, the number of shares in respect of which it has been issued, and any additional information as shall be determined by the Board of Directors.

9.3	A certificate in respect of a share registered in the names of two or more persons shall be delivered to such person as all of the registered shareholders of that share shall direct, and in the absence of agreement, to the person whose name appears first on the Register from among the names of the joint owners.

9.4	If a share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors may think fit.

9.5	The Company shall not issue shares other than shares that are paid in full. Shares shall be deemed to have been paid in full if the full amount of the nominal value and any premium thereon has been paid, in accordance with the terms of issue of the shares.

9.6	The Company may issue bearer shares or exchange a bearer certificate for a bearer share certificate.

10.	Transfer of Shares

10.1	A transfer of shares shall be effected by way of delivery of a share transfer deed in the form set forth below, which shall include all of the details and bear the signature of the transferor and the transferee and of the witnesses to their signatures.

10.2	The transferor shall be deemed to have remained a shareholder until the name of the transferee is registered in the Register in respect of the share that is transferred.

10.3	The Company is entitled to require payment for the registration of a transfer of shares in the Register (including registration of a transfer of shares registered in the name of a Registration Company to the names of the owner of those shares) in such amount as the Board of Directors shall determine from time to time.

10.4	The Board of Directors or any other person authorized thereto by the Board of Directors for such purpose, is entitled:

(a)	to refuse to recognize a share transfer unless the certificate of the transferred shares is being presented, and the transferor provides any additional details necessary to prove his or her entitlement to transfer the shares. The share transfer deeds that are registered shall remain with the Company. Any share transfer deed that the Board of Directors refuses to register shall be returned to the person delivered it to the Company, at his request;

(b)	to refuse to recognize any share transfer until receipt of payment in respect of registration of the transfer.

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10.5	The share transfer deed shall be substantially in the form set forth below, or in such regular or customary form as shall be approved by the Board of Directors:

"The undersigned, I.D. Number/Company Number ______________ (hereinafter "the Transferor") in consideration for the payment of NIS ________ that has been paid to me by ___________, whose address is at ________________________, (hereinafter "the Transferee") hereby transfer to the Transferee ________ shares of NIS ________ each, numbered from __ until ________ inclusive, in BluePhoenix Solutions Ltd., so that the Transferee shall hold the same in accordance with the terms upon which the undersigned held the shares immediately prior to signature of this deed;

and the Transferee, agrees to receive the abovementioned shares upon the abovementioned terms.

IN WITNESS WHEREOF the parties have executed this deed, the ________ day of ______________.

Transferor	Transferee
Witness to the signature of Transferor	Witness to the signature of Transferee"

10.6	Notwithstanding other provisions of these Articles, the Company shall amend the Register by order of the court, or if the Board of Directors is satisfied that the legal requirements for the assignment or transmission of the right to shares are fulfilled.

10.7	The provisions of this Article shall apply also a transfer of a right to a share held by a number of holders jointly, mutatis mutandis.

10.8	The Company may destroy share transfer deeds seven years after registration of the transfer, and share certificates that have been cancelled three years after cancellation, and there shall be a presumption that all share transfer deeds and certificates that have been destroyed were in full force and that the transfers and cancellations and the registrations that were effected based thereon were lawfully carried out.

11.	Decedents' Shares

Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient that he sustains the character in respect of which he proposes to act under this Article or of his title), shall be registered as a member in respect of such share, or may, transfer such share.

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12.	Receivers and Liquidators

The Company may recognize the receiver or liquidator of any corporate member in winding-up or dissolution, or the receiver or trustee in bankruptcy of any member, as being entitled to the shares registered in the name of such member. The receiver or liquidator of a corporate member in winding-up or dissolution, or the receiver or trustee in bankruptcy of any member, upon producing such evidence as the Board of Directors deems sufficient that he sustains the character in respect of which he proposes to act under this Article or of his title, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a member in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

PART D – GENERAL MEETINGS

13.	Annual General Meeting

The Company shall hold an Annual General Meeting once every year and no later than fifteen months following the last Annual General Meeting held. The Agenda for the Annual Meeting shall be determined by the Chairman of the Board of Directors in accordance with the instructions of the Board of Directors and shall include, inter alia, discussing the Financial Statements, any matter to be discussed at such meeting according to these Articles or any law, and any other matter that the Board of Directors may determine. To the extent required, the agenda may include appointment of directors, appointment of an auditor, receipt of report from the Board of Directors regarding the fees of the auditor in connection with the audit and any other matter that may require the convening of a Special Meeting.

14.	Special Meeting

All General Meetings other than Annual General Meetings shall be called "Special Meetings". The Board of Directors may, whenever it deems fit, and it shall, within 21 days after receiving a demand in writing by shareholders or directors, as provided in the Companies Law, convene a Special Meeting, at such time and place, as may be determined by the Board of Directors. Any such demand must state the purpose for which the meeting is to be convened, be signed by the petitioners, and deposited at the Office.

15.	Record Date

Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the shareholders entitled to notice of, or to vote at, any General Meeting, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of, or to take or be the subject to, any other action, the Board of Directors may fix, a record date, which shall not be more than forty (40) days (or any longer period permitted under the Companies Law), nor less than four (4) days before the date of such meeting or other action. A determination of holders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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16.	Convening the Meeting

16.1	The time and place of each General Meeting shall be determined by the Board of Directors or by the Chairman thereof. If no location for the convening of the meeting is specified by the Board of Directors or by the Chairman of the Board of Directors, the meeting shall convene at the Offices of the Company.

16.2	The Board of Directors may, in its absolute discretion, resolve to enable persons entitled to attend a General Meeting to do so by simultaneous attendance and participation at the principal meeting place and a satellite meeting place or places anywhere in the world and the shareholders present in person, by proxy or by written ballot at satellite meeting places shall be counted in the quorum for and entitled to vote at the General Meeting in question, and that meeting shall be duly constituted and its proceedings valid, provided that the Chairman of the General Meeting is satisfied that adequate facilities are available throughout the General Meeting to ensure that all shareholders attending at the meeting place are able to:

(a)	participate in the business for which the meeting has been convened;

(b)	hear all persons who speak (whether by the use of microphones, loudspeakers audio-visual communications equipment or otherwise) at the principal meeting place and any satellite meeting place, and

(c)	be heard by all other persons so present in the same way.

The Chairman of the General Meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

16.3	Unless otherwise expressly directed by a court of competent jurisdiction, the provisions of these Articles shall apply, with such changes as required in the circumstances, to the convening, conduct and proceedings of a General Meeting convened by order of a court of competent jurisdiction and of a General Meeting lawfully convened other than by the Board of Directors, and to any vote at such meeting.

16.4	The Company shall not be required to give notice under Section 69(b) of the Companies Law.

17.	Proceedings at General Meetings

17.1	No discussion shall be commenced at a General Meeting unless a quorum is present at the commencement of the meeting.

Other than where a different rule is provided in these Articles or by any law or by a court of competent jurisdiction, a quorum shall be two or more shareholders present in person or by proxy or by written proxy, who hold an aggregate of at least 35% (thirty five percent) of the voting rights in the Company.

17.2	If within an hour from the time set for the General Meeting no quorum is present, the meeting shall automatically be adjourned to the same day and same time one week thereafter (unless such day shall fall on a public holiday either in Israel or the United States, in which case the General Meeting will be adjourned to the first day, not being Friday, Saturday or Sunday, which follows such public holiday), at the same place fixed for the original meeting (with no need for any notice to the shareholders) or until such other later time if such time is specified in the original notice convening the General Meeting, or if the Company gives notice to the shareholders no less than 72 hours before the date fixed for the adjourned meeting.

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17.3	If at an adjourned meeting there is no quorum present half an hour after the time set for the meeting, any two shareholders present in person or by proxy, shall constitute a quorum.

17.4	Notwithstanding any other provision in these Articles, if the convening of a Special Meeting is demanded other than by resolution of the Board of Directors of the Company, the adjourned meeting shall take place only if there are present at least two shareholders holding voting rights in an amount no less than the amount required in order to convene the original meeting. If there is no quorum as aforesaid at the adjourned meeting, the meeting shall not be adjourned to another date and all of the proposed resolutions on the agenda shall be deemed to have been rejected by the meeting.

17.5	The Chairman of the Board of Directors of the Company shall act as Chairman of every General Meeting of the Company. If there is no Chairman of the Board of Directors and the Board of Directors has not determined that another individual shall act as Chairman of the meeting as aforesaid, or if the proposed Chairman is not present fifteen minutes after the time set for the meeting, or if that person does not wish to act as Chairman of the meeting, the shareholders present at the meeting shall in person or by their proxies elect a shareholder or a proxy present at the meeting to act as Chairman of the meeting.

17.6	The Chairman of the meeting may, with the consent of a meeting at which a quorum is present, postpone the meeting from time to time and from place to place, and he must postpone the meeting as aforesaid if the meeting directs him to do so. At a resumption of the meeting that has been adjourned as aforesaid, only those matters which were on the agenda of the original meeting and the discussion of which was not completed or commenced, shall be discussed. Notwithstanding anything in these Articles to the contrary, if a meeting is adjourned for twenty-one (21) days or more, a notice shall be given of the adjourned meeting as in the case of an original meeting. Except as aforesaid, no shareholder shall be entitled to receive any notice of an adjournment or of the business to be transacted at the adjourned meeting.

17.7	At any General Meeting, a resolution, in respect of any business put to a vote at the meeting shall be decided by a poll. Such poll shall be held in the manner and at the time and place as the Chairman of the General Meeting directs (including the use of ballots or tickets), whether immediately or after an interval or postponement, or in any other way, and, subject to the other provisions of these Articles and the Companies Law, the results of the poll shall be deemed to be a resolution of the General Meeting. The holding of a poll shall not prevent the continued business of the General Meeting.

17.8	Unless specified otherwise under any law, each resolution of the General Meeting (including a resolution with respect to the amendment, alteration or addition to these Articles or replacement thereof) shall be carried by a simple majority.

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17.9	The announcement by the Chairman that a resolution has been carried unanimously or by a certain majority or has been rejected shall be prima facie evidence of that fact. An announcement as aforesaid and a notification to this effect that has been recorded in the minute books of the Company shall be prima facie evidence of the matter stated therein and there shall be no need to prove the number of votes or the proportion of the votes cast in favor or against the proposed resolution.

18.	Voting

18.1	Each share shall entitle the holder thereof to one vote for a share which held by him and to which a voting right is attached without regard to the nominal value of that share, unless the terms of issue of the share provide otherwise.

18.2	A corporation which is a shareholder may authorize an officer in the corporation to be its representative at any meeting of the Company. A person authorized as aforesaid shall be entitled to use, on behalf of the corporation that he represents, the same powers which the corporation itself could have used if it was an individual shareholder.

18.3	A shareholder who is a minor and a shareholder who has been declared legally incompetent by a court of competent jurisdiction may vote only through his guardian, and the said guardian may vote by proxy.

18.4	In the case of joint owners of a share, the vote of the principal joint owner shall be accepted by the Company, whether given in person or by proxy, and the vote of the remaining joint owners shall not be accepted. For the purpose of this Article, the principal joint owner shall be deemed to be the shareholder whose name first appears in the Register with respect to the relevant shares.

19.	Voting by Proxy

19.1	A shareholder may appoint a proxy to vote in his place and the proxy need not be a shareholder in the Company. The appointment of a proxy shall be in writing signed by the person making the appointment or by an attorney authorized for this purpose, and if the person making the appointment is a corporation, by a person or persons authorized to bind the corporation.

19.2	The document appointing the proxy to vote (the "Appointment") and power of attorney (if any) pursuant to which the Appointment has been signed, or a copy thereof certified to the satisfaction of the Board of Directors, shall be deposited in the Office (or at such other place in Israel or abroad as the Board of Directors may direct from time to time) or at the location set for the meeting not less than 2 (two) hours (or not less than 24 (twenty four) hours with respect to a meeting to be held outside of Israel), before the time of the meeting, or shall be delivered by hand to the Chairman at the commencement of the meeting, provided that the Chairman of the meeting may waive this requirement for any meeting. Any question that may be raised concerning the eligibility of an Appointment will be decided by the Chairman of the meeting and his decision will be final.

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19.3	A shareholder holding more than one share may appoint more than one proxy, subject to the following provisions:

(a)	The Appointment shall indicate the class and number of shares in respect of which it is given;

(b)	If the number of the shares of any class specified in the Appointments that have been given by one shareholder exceeds the number of shares of that class held by him, all of the Appointments given by that shareholder shall be void;

(c)	If only one proxy is appointed by the shareholder and the Appointment does not indicate the number and class of shares in respect of which it is given, the Appointment shall be deemed to have been given with respect to all of the shares owned by the shareholder at the time for determining the entitlement to participate and vote at the meeting (if the Appointment is given for a specific meeting) or in respect of all of the shares held by the shareholder at the date of depositing the Appointment with the Company or on the date of delivery to the Chairman of the meeting, as the case may be. In the event that an Appointment is given with respect to a number of shares less than the number of shares held by the shareholder, the shareholder shall be deemed to have abstained from voting with respect to the remainder of the shares that he owns and the Appointment shall be valid with respect to the number of shares specified therein.

19.4	Each appointment of a proxy, whether for a specific meeting or otherwise, shall, to the extent that the circumstances permit, be substantially in the following form:

"I, ________ (I.D. Number/Company Number ________) of ____________________, in my capacity as shareholder of BluePhoenix Solutions Ltd., hereby appoint ________, (I.D. Number/Company Number ______________) of ____________________, or in his/her absence, ______________, (I.D. Number/Company Number ______________) of ______________, to vote on my behalf and in my name with respect to ________ Class __ shares held by me at the (annual/special) meeting of the Company that shall be held on the ___ day of ________, and at any adjournment of such meeting.

In witness whereof I have signed hereon this ___ day of ________.

____________________
Name and Signature"

19.5	A vote cast pursuant to an Appointment appointing a proxy shall be valid notwithstanding the death of the person making the Appointment or the cancellation of the power of attorney or the transfer of the share in respect of which the vote is cast as aforesaid, unless notice in writing of the death, cancellation or transfer as aforesaid has been received in the Offices of the Company or by the Chairman of the meeting, by the time of the vote.

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19.6	Subject to the provisions of the Companies Law and any other regulations that may be enacted form time to time pursuant thereto, the Board of Directors is entitled, from time to time, at its absolute discretion, to determine which resolutions may also be approved at the general meeting or any other type of meeting (whether applying generally or applying one-time only) by proxy and to change the said matters determined by the General Meeting and also to determine from time to time any administrative provisions with respect to any matter connected with the proxies or position papers.

Should the Board of Directors formulate procedures and matters as specified above, such procedures and matters will be brought to the attention of the shareholders such that they will be available for review by the shareholders at any reasonable time at the Office or at any other place or in any other manner to be determined by the Board of Directors.

19.7	Subject to the provisions of any law, resolutions approved by a General Meeting, at which the shareholders are entitled to vote by proxy, will not be invalidated if the Company, in error:

(a)	did not send to the shareholders a proxy, notice of convening the General Meeting or a notice regarding the possibility of voting at that General Meeting by way of proxy or if it did not send any position paper or any other document to the shareholders;

(b)	sent documents and notices late or to an incorrect address;

(c)	did not count the shareholders votes or counted the votes as said but in an incorrect or imprecise manner, provided that such counting of votes did not result in a change of the resolutions passed at the General Meeting or in the derogation of the validity of the General Meeting or of the validity of the passed resolution had the votes for such resolution been counted precisely.

(d)	did not act in accordance with the provisions of the law or procedures prescribed by the Board of Directors with regard to voting by way of proxies and the sending of position papers.

20.	Powers of the General Meeting

The Company's decisions on the following matters shall be adopted by the General Meeting in accordance with the required majority provided by with any law and any provision of these Articles:

20.1	Changes in the Articles.

20.2	Changes in the Memorandum with respect to the Company's name and its purposes only.

20.3	Appointment of the Company's auditor and the termination of his service.

20.4	Appointment of directors, including outside directors, and the termination of their service, all as provided in these Articles.

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20.5	The increase and reduction of the registered share capital and a change of the rights attached to the existing shares, all in accordance with the provisions of any law.

20.6	A merger, in accordance with the provisions of any law.

20.7	Approval of acts and transactions that require the approval of the General Meeting under the provisions of any law or of these Articles.

20.8	Exercise of the powers of the Board of Directors in the events prescribed under the law.

PART E: THE BOARD OF DIRECTORS

21.	Appointment and Dismissal of Directors

21.1	Until such time as the General Meeting decides otherwise, the number of members of the Board of Directors shall be set by the Board from time to time, provided, however, that such number shall be not less than three (3) and not more than six (6).

21.2	The directors will be elected by the General Meeting (whether at the Annual General Meeting or at a Special Meeting) on the agenda of which will be the appointment of directors.

21.3	For as long as the Company is required in accordance with any law, to appoint outside directors, the Company's General Meeting (whether the Annual General Meeting or Special Meeting) shall appoint any number of outside directors, on any conditions in a manner prescribed by law.

21.4	In addition to the directors who are appointed by the General Meeting as aforesaid, the Board of Directors of the Company may at its discretion appoint additional directors, provided that the number of members of the Board of Directors after such appointment shall not exceed the maximum number of directors fixed in these Articles.

21.5	Subject to the provisions of any law regarding the cessation of the service of outside directors, the General Meeting is entitled to dismiss a director, including a director that was not appointed by the General Meeting, before the completion of his service for any reason, provided that the director is given a reasonable opportunity to bring his position before the General Meeting.

21.6	Any dismissal, replacement, appointment or re-appointment of a director that was appointed by the Board of Directors shall be approved by the majority of directors present and voting at a meeting of the Board of Directors, in which the agenda includes the appointment.

21.7	An organ that is entitled to appoint a director will be entitled to determine the commencement of his service that will either be at the time of the appointment of that director or at a later time.

21.8	The service of a director that was appointed by the General Meeting will cease (if he has not been dismissed earlier by the General Meeting, as described above) at the end of the first Annual General Meeting held after the said date of appointment (without a need to give the director an opportunity to present his position).

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21.9	Subject to the provisions of any law, a director who has ceased to serve as a director is eligible to be re-appointed.

21.10	Subject to the provisions of any law, the office of a director (including the office of an Alternate Directorand) shall be vacated automatically in each of the following events:

(a)	upon his death;

(b)	if he is declared to be legally incompetent;

(c)	if he is declared bankrupt, and if the director is a corporation, if a liquidator, receiver, special manager or trustee (in each case temporary or permanent) is appointed for the corporation or its assets within the context of a creditors scheme of arrangement or an order of stay of proceedings;

(d)	if he resigns from office by written notice to the Company, to the Chairman of the Board of Directors or to the Board of Directors, in which case the office of the director shall be vacated on the date of service of notice or at such later date as specified in the notice as the effective date of resignation;

(e)	if his term of office was terminated in accordance with the provisions of these Articles;

(f)	if the director is convicted in a final judgment of an offence of a nature which disqualifies a person from serving as a company director;

(g)	if a court of a competent jurisdiction decides to terminate his office in a decision or judgment for which no stay of enforcement granted.

21.11	Notwithstanding anything stated in these Articles, the appointment of a director or an Alternate Director, as the case may be, (together "the Appointee") shall not come into effect before the Appointee has delivered to the Company a notice in writing in which the Appointee declares that he is lawfully competent to be appointed as a director of the Company and that he agrees to be appointed as a director of the Company. The notice shall include the personal details of the appointee required by law. The form of the aforesaid notice shall be set down by the Board of Directors from time to time and may be in the form of an affidavit prepared and authenticated in accordance with the law.

21.12	If any director is not appointed, or if the appointment of any director does not come into effect, or if the office of a director becomes vacant, the remaining directors may act in any manner provided that their number does not fall below the minimum number specified in these Articles. If the number of directors falls below the minimum number as aforesaid, the directors shall not be able to act other than in emergencies, or for the purpose of convening a General Meeting, or for the purpose of the appointment of additional directors by the Board of Directors.

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22.	Alternate Director

22.1	A director may at any time appoint an alternate ("the Alternate Director"), who is competent to serve as director of the Company and complies with the provisions of the Companies Law. A person who at that time is serving as a director or an Alternate Director of another director may not serve as an Alternate Director. The Alternate Director shall have all of the duties, rights and authorities (other than the authority to appoint an alternate for himself) which the director who appointed him has, provided, however, than an Alternate Director shall have no standing in any meeting in which the director who appointed him is present.

22.2	The appointment of an Alternate Director and the cancellation thereof shall be by a written notice to be delivered by the appointing director to the Company. The appointment and cancellation of an appointment shall come into effect on the date of delivery of the notice to the Company or at the date specified in the notice, whichever is later.

22.3	A director who appoints an Alternate Director may at any time cancel the appointment. In addition, the office of an Alternate Director shall be vacated whenever the Alternate Director notifies the Company in writing of his resignation, with effect from the date of his notice or whenever the director who has appointed the Alternate Director ceases to be a director of the Company for whatever reason.

22.4	An Alternate Director shall alone be responsible for his own acts and defaults, and he shall not be deemed the agent of the director who appointed him.

23.	Reserved.

24.	Chairman of the Board of Directors

24.1	The Board of Directors may appoint one of the directors (other than an Alternate Director) to act as a Chairman of the Board of Directors, remove such Chairman from office and appoint another person in his or her place. The Chairman of the Board of Directors shall not have an additional vote at meetings of the Board of Directors, but shall have a casting vote in case of even votes. An Alternate Director shall not have a casting vote.

24.2	The service of the Chairman of the Board of Directors continues even after the convening of the General Meeting at which directors are appointed or dismissed and will cease upon the occurrence of any of the following events:

(a)	the completion of the period of service that was determined in the appointment resolution;

(b)	where the Chairman of the Board of Directors resigns such position by a written notice to the Board of Directors. In such a case, his service will cease on the date upon which the notice is delivered or on the date prescribed in the notice to be the effective date of the resignation, whichever is later.

(c)	the Chairman of the Board of Directors ceases to serve as a director for any reason;

(d)	the Chairman is dismissed by the Board of Directors.

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24.3	The Chairman of the Board of Directors may, from time to time by a written notice to the Board of Directors, appoint another director to act as a Deputy Chairman of the Board of Directors, to dismiss the Deputy Chairman and to appoint another in his place, provided that the tenure of the Deputy Chairman of the Board of Directors shall not cease even if the person who appointed him ceases to act as Chairman of the Board of Directors or as a director, unless the Board of Directors decides otherwise. If the Chairman of the Board of Directors is not present 15 minutes after the beginning of a meeting of the Board of Directors, or if he does not wish to sit as Chairman of the meeting, the Deputy Chairman or in the absence of a Deputy Chairman, any other director chosen by the Board of Directors to be the Chairman of such meeting, shall conduct the meeting and may exercise all of the authorities vested in the Chairman of the Board of Directors.

24.4	The Chairman of the Board of Directors shall have all of the powers, rights and authorities granted to him under these Articles or by law. Without prejudice to the generality of the aforesaid, the Chairman of the Board of Directors shall have all power and authority necessary in order to carry out his functions and to exercise his rights and authorities in an efficient manner, including the authority to act in the name of the Company and on its behalf in the matters referred to above and to give directions to the General Manager of the Company and to employees and consultants of the Company for this purpose.

24.5	If both the Chairman of the Board of Directors and the Deputy Chairman are absent 15 minutes after the beginning of a meeting of the Board of Directors, or they do not wish to act as Chairman, or no Chairman of the Board of Directors has been appointed for the Company, the Board of Directors shall appoint one of its members (including an Alternate Director) to be the Chairman of such meeting.

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25.	Convening and Conduct of Meetings of the Board of Directors

25.1	The Board of Directors shall convene as often as the needs of the Company require and shall do so at least once every three months.

25.2	The Board of Directors shall be convened as follows:

(a)	In accordance with a decision of the Chairman of the Board of Directors;

(b)	At the request of two directors, but if the Board of Directors comprises up to five members, at the request of one director;

(c)	By the Chairman of the Board of Directors if and when a notice or a report from the General Manager is received requiring the action of the Board of Directors or a notice from the auditor regarding substantial defects in the audit of the Company.

(d)	In any other case in which it is required by law to convene a meeting of the Board of Directors.

25.3	If a meeting of the Board of Directors is convened by the Chairman of the Board of Directors or by a majority of the members of the Board of Directors, the meeting shall be convened no earlier than the next business day following delivery of a notice of the meeting to all of the members of the Board of Directors, unless the Chairman of the Board of Directors or a majority of the members of the Board of Directors determine that because of the urgent nature of any matter on the agenda, the meeting must be convened within a shorter time. In such a case, the meeting shall be convened in the manner which allows the participation of the maximum number of members of the Board of Directors in the meeting.

25.4	The Board of Directors may hold meetings using any means of communication, provided that all of directors participating can hear one another at the same time, as well as in any other manner permitted by law. Such a meeting will be considered for the purposes of any matter, including the matters of sending notices, legal quorums and the recording of protocols, as an ordinary meeting of the Board of Directors.

25.5	Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence of a majority of the directors then in office who are lawfully entitled to participate in the meeting, but shall not be less than two.

25.6	The Board of Directors may make a decision without actually convening, provided that all of the directors entitled to participate in the discussion and vote on the matter brought for decision agree thereto. A resolution in writing signed unanimously by all the directors then in office and lawfully entitled to vote thereon or to which all of the directors have given their unanimous written consent (by letter, e-mail, facsimile or otherwise) shall be deemed to have been adopted by a meeting of the Board of Directors duly convened and held.

25.7	Other than expressly provided in these Articles, the minutes of each meeting of the Board of Directors, shall be signed by the Chairman of the Board of Directors, or the Chairman of the meeting, as the case may be.

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25.8	At a vote of the Board of Directors, each director shall have one vote.

25.9	Resolutions of the Board of Directors shall be carried by a simple majority of the directors voting on any matter on the agenda.

25.10	Any action taken by or in accordance with a resolution of the Board of Directors or by or in accordance with a decision of a Committee of the Board of Directors or by a director acting in his capacity as director is valid and effective even if it is subsequently discovered that there was a defect in the appointment of the directors or the election of the directors or if all or one of them was disqualified, in each case as if each of the directors had been lawfully elected and as if he was fully qualified to act as director, Alternate Director or member of the said Committee, as the case may be.

26.	Notice of Meetings of the Board of Directors

26.1	Notice of a meeting of the Board of Directors shall be delivered to each director verbally, by telephone, in writing or by any other means of communication. If a director has appointed an Alternate for himself, notice shall be delivered to the Alternate.

26.2	A notice convening a meeting of the Board of Directors shall include reasonable particulars of all of the matters on the agenda, as well as the place and time fixed for the meeting.

26.3	All of the directors may agree to waive prior notice of a meeting of the Board of Directors.

27.	Authorities of the Board of Directors

27.1	The Board of Directors shall set the policy guidelines for the Company and shall supervise the performance and activities of the General Manager, and as part thereof it:

(a)	shall determine the Company's plans of activity, the principles of financing them and the order of priority among them;

(b)	shall examine the Company's financial situation and set a framework of credit which the Company may take;

(c)	shall determine the organizational structure and the wage policy;

(d)	may decide to issue a series of debentures;

(e)	is responsible for the preparation and approval of the financial reports;

(f)	shall appoint and dismiss the General Manager of the Company;

(g)	shall decide on the acts and transactions that require its approval in accordance with these Articles or the Companies Law;

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(h)	may allocate shares and securities convertible into shares up to the limit of the Company's registered share capital;

(i)	may decide on a distribution;

(j)	shall express its opinion on a special purchase offer.

27.2	Without prejudice to the generality of the aforesaid, the Board of Directors shall be entitled to use all of its authorities and powers and to carry out all the actions vested in it by law or by these Articles.

27.3	The Board of Directors may exercise any authority of the Company which has not been delegated by these Articles or by law to the General Manager or to the General Meeting, and such authority shall be deemed to have been delegated to the Board of Directors by these Articles.

27.4	The power of the Board of Directors shall be subject to the provisions of any law, and to any article that shall be adopted by the Company in General Meeting, provided that no such article shall invalidate any action taken prior thereto by the Board of Directors or pursuant to a decision thereof which would have been legally valid but for the adoption of the said article.

27.5	The General Meeting may assume the authority vested in the Board of Directors (including the authorities vested in the Board of Directors in the absence of a General Manager) for a specific matter or for a specific period of time.

27.6	For the purpose of exercising the general authorities vested in the Board of Directors and without limiting or restricting in any way whatsoever the said authorities or any of them, it is hereby expressly stated that the Board of Directors shall have the following authorities:

(a)	From time to time to appoint one or more persons (whether or not that person is a member of the Board of Directors) as a General Manager or another Officer of the Company, either for a fixed period of time or for an unlimited period of time, and from time to time (bearing in mind the terms of any contract between the Company and such person or persons) to dismiss him or them from office and appoint another person or persons in his or their place.

(b)	Subject to any rule of law, to fix the remuneration of the General Manager or of any other Officer from time to time (bearing in mind the terms of any contract between the Company and such person). Such remuneration may be in the form of a fixed salary, payment based on the profits or turnover of the Company or of any other company in which the Company is interested, or by way of participation in such profits, or by way of receipt of securities of the Company, or in one or more of these ways, or in any other manner which the Board of Directors deems fit.

(c)	To determine the remuneration of the auditor of the Company.

27.7	For the purpose of setting the policy guidelines for the Company and supervising its activities, any director may examine the documents and records of the Company and receive copies thereof, examine the assets of the Company and receive professional advice at the expense of the Company if the Board of Directors or the court approves the covering of this expense.

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28.	Reserved.

29.	Committees of the Board of Directors

29.1	The Board may delegate all or any of its powers, authorities and responsibilities (except for those powers, authorities and responsibilities which, under the Companies Law, the Board is unable to delegate) to any committee consisting of such members of the Board as the Board may, from time to time, think fit, subject to the Companies Law, widen, curtail or revoke such delegation of powers, authorities and responsibilities.

29.2	To the fullest extent permitted by law, the Board, after determining a number of shares reserved for the issuance of shares, options or warrants to the Company's employees, directors, and consultants, may delegate the power to issue such options and shares to a committee of the Board.

29.3	Any committee of the Board shall in the exercise of the power, authorities and responsibilities so delegated conform to any regulations that may be lawfully imposed on it by the Board.

29.4	The meetings and proceedings of a Committee of the Board shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Board, so far as the same are applicable thereto and are not lawfully suspended or superseded by any regulations imposed by the Board.

29.5	The Board shall appoint an audit committee consisting of at least three (3) members, the members of which and the authorities, powers and responsibilities of which shall be governed by the Companies Law and any other applicable law or rule.

PART F: THE GENERAL MANAGER AND OTHER OFFICERS

30.	The General Manager

30.1	The Board of Directors of the Company shall appoint one or more General Manager for the Company. If more than one General Manager is appointed, the Board of Directors may determine that the authorities of a General Manager be divided between the General Managers.

30.2	The General Manager shall have full managerial and operational authority to carry out all of the activities which the Company may carry on by law and under these Articles and which have not been vested by law or by these Articles in any other organ of the Company. The General Manager shall be subject to the supervision of the Board of Directors.

30.3	The General Manager may, with the approval of the Board of Directors, delegate his authority to another person who is subordinate to him.

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30.4	The Board of Directors may decide to transfer any authority vested in the General Manager to the Board of Directors, in a specific instance or for a specific period of time.

31.	Secretary and Officers

31.1	The Board of Directors may appoint a Secretary for the Company and determine his duties and authorities. The Secretary, if appointed, shall be subject to the Board of Directors and shall report to it.

31.2	Officers of the Company, except directors and the General Manager, will be appointed and dismissed by the Board of Directors. The conditions of service, employment and retirement of the said Officers will be determined by the General Manager with the approval of the relevant committee of the Board of Directors, unless it is determined otherwise in any law or by the Board of Directors.

32.	Personal Interest in Transactions of the Company

Any transaction which is not an Extraordinary Transaction and which is (i) a transaction with an Officer or (ii) a transaction of the Company with another person in which an Officer has a personal interest, may be approved by the same organ authorized to approve such a transaction, assuming that no party has a personal interest in it.

33.	Indemnity, Insurance And Exemption of Officers

33.1	Exemption From Liability

Subject to the provisions of the Companies Law, the Company may exempt an Officer in advance from all or part of such Officer’s responsibility or liability for damages caused to the Company due to any breach of such Officer’s duty of care towards the Company to the maximum extent permitted by law. Notwithstanding, the Company shall not exempt a director in advance from its responsibility or liability towards the Company due to a breach of such director's duty of care in distribution.

33.2	Indemnification

(a) Subject to the provisions of the Companies Law and the Securities Law, the Company may indemnify an Officer to the fullest extent permitted by the Companies Law and the Securities Law, with respect to the following liabilities, expenses and payments, provided that such liabilities, expenses and payments were incurred by such Officer in such Officer's capacity as an Officer of the Company:

(i) a financial obligation imposed on an Officer in favor of another person by a court judgment, including a compromise judgment or an arbitrator’s award approved by a court of law;

(ii) reasonable litigation expenses, including legal fees, incurred by an Officer as a result of Criminal Inquiry or an investigation or proceeding instituted against such Officer by a competent authority, which inquiry or investigation or proceeding has ended without the filing of an indictment and without an imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding without the filing of an indictment for an offence that does not require proof of mens rea or in connection with financial sanction (the phrases "proceeding that has ended without the filing of an indictment" and "financial obligation in lieu of a criminal proceeding" shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Companies Law;

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 (iii) expenses, including reasonable litigation expenses and legal fees, incurred by and Officer as a result of a proceeding instituted against such Officer in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 of the Securities Law; or (B) administrative infringements pursuant to the provisions of Chapter H'4 of the Securities Law; or (C) infringements pursuant to the provisions of Chapter I'1 of the Securities Law;

(iv) reasonable legal expenses, including attorney's fees, which the Officer incurred or with which the Officer was charged by a court of law, in a proceeding brought against the Officer, by the Company or on its behalf or by another person, or in a criminal prosecution in which the Officer was acquitted, or in a criminal prosecution in which the Officer was convicted of an offense that does not require proof of mens rea (criminal intent); and

(v) payments to an injured party of infringement under Section 52(54)(a)(1)(a) of the Securities Law.

(b) Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Officer in advance with respect to (i) financial obligations as specified in Article 33.2 (a)(i), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the company’s actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable; and (ii) expenses, fees and payments as specified in Sub-Sections 33.2 (a)(ii), (iii), (iv) and (v). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Officer retroactively for expenses, fees and payments as specified in Section 33.2.

33.3	Insurance

(a) Subject to the provisions of the Companies Law and the Securities Law, the Company may enter into a contract to insure an Officer for all or part of the liability that may be imposed on such Officer in connection with an act performed by such Officer in such Officer’s capacity as an Officer of the Company, with respect to each of the following:

(i) breach of his duty of care to the Company or to another person;

(ii) breach of his duty of loyalty to the Company, provided that the Officer acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company; and

(iii) a financial obligation imposed on him in favor of another person.

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(b) Subject to the provisions of the Companies Law and the Securities Law, the Company may also enter into a contract to insure an Officer for (i) expenses, including reasonable litigation expenses and legal fees, incurred by the Officer as a result of a proceeding instituted against such Officer in relation to (A) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 of the Securities Law; or (B) administrative infringements pursuant to the provisions of Chapter H'4 of the Securities Law; or (C) infringements pursuant to the provisions of Chapter I'1 of the Securities Law; and (ii) payments made to the injured parties of such infringement under Section 52(54)(a)(1)(a) of the Securities Law.

33.4	(a) The Company shall not indemnify, exculpate or insure any Officer under any of the following circumstances:

(i)	a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the Officer acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;
(ii)	a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the Officer;
(iii)	an act or omission committed with intent to derive illegal personal benefit; or
(iv)	a fine, civil fine, financial sanction or levied against the Officer.

(b) The Company shall not indemnify or insure any Officer for a proceeding instituted against such Officer pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Securities Law.

33.5	Any amendment to the Companies Law and the Securities Law adversely affecting the right of any Officer to be indemnified or insured pursuant to this Article shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Officer for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law and the Securities Law.

33.6	The provisions of this Article are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance and/or indemnification and/or exculpation, in favor of any person who is not an Officer, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Officer ("Person"), provided, that the Company shall not indemnify or insure a Person, for a proceeding instituted against such Person pursuant to the provisions of Chapter H'3, H'4 and I'1 of the Securities Law and shall not indemnify and shall not pay any financial sanction imposed on such Person.

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34.	Signature Rights

The signature rights in the name of the Company shall be determined by the Board of Directors, generally, for a class of matters or for a specific matter. Any signature in the name of the Company shall be accompanied by the name of the Company. The authorized signatories do not have to be directors.

PART G: MINUTES, REGISTERS AND BOOKS OF ACCOUNTS

35.	Minutes

35.1	The Board of Directors shall ensure that records of the following matters are duly maintained in books that shall be prepared for this purpose:

(a)	The names of members of the Board of Directors who are present at any meeting of the Board of Directors and at any meeting of a Committee of the Board of Directors (including any decision of the Board of Directors or of its Committees which is adopted without actually convening).

(b)	The names of the registered shareholders participating in any General Meeting.

(c)	The instructions given by the Board of Directors to the Committees of the Board of Directors.

(d)	The proceedings at General Meetings, meetings of the Board of Directors, and meetings of the Committees of the Board of Directors, including resolutions adopted without actually convening these meetings.

35.2	Any minute of a meeting of the Board of Directors or of any Committee of the Board of Directors or of the General Meeting of the Company which purports to be signed by the Chairman of the meeting or by the Chairman of the next following meeting shall be prima facie evidence of the matters stated therein.

36.	Books and Registers of the Company

36.1	Each book, register and registration that the Company must maintain in accordance with the provisions of the Companies Law or these Articles shall be made in regular books or by electronic means, as the General Manager shall determine, provided that the persons entitled to inspect them are able to receive copies of the documents.

36.2	The Company may destroy any request for entering any change in the Register seven years after the date of the change in the Register, and there shall be a prima facie assumption that all requests for changes in the Register were valid and that any action taken by virtue or as a result thereof was lawfully taken.

36.3	Subject to any provision of law, the Company may determine the manner and form in which documents which shareholders are entitled to inspect are presented to them, and may decide that copies of documents be provided against payment.

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PART H: AUDIT

37.	Auditor

37.1	At least once in each calendar year, the financial statements of the Company shall be audited by an auditor or auditors who will express their opinion as to the financial statements.

37.2	The Company shall appoint at the Annual Meeting an auditor or auditors to serve in this capacity until the following Annual Meeting, but the General Meeting may appoint an auditor to serve for a longer period, not extending beyond the end of the third Annual Meeting after the appointment.

37.3	Subject to the provisions of the Companies Law, any act of the auditor of the Company shall be valid with regard to any person acting in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditor.

37.4	The fees of the auditor shall be fixed by the Board of Directors. The Board of Directors shall report at the Annual Meeting the fees of the auditor so fixed.

37.5	The Board of Directors will notify the auditor of General Meetings and of meetings of the Board of Directors in which the financial statements audited by the auditor are presented, and the auditor shall be entitled to attend such meetings.

38.	Internal Auditor

38.1	As long as the Company is a public company, the Company will have an internal auditor, to be appointed by the Board of Directors in accordance with the proposal of the Audit Committee.

38.2	The role and authorities of the internal auditor shall be as provided in the Companies Law.

PART I: RESERVES, DISTRIBUTIONS AND BONUS SHARES

39.	Reserves

39.1	The Board of Directors may at any time allocate such amounts as it sees fit from the surpluses (as defined in the Companies Law) to a reserve for any purpose determined by it. Likewise, the Board of Directors may direct the management of, and the uses to which, any reserve or part thereof is put, including using of any reserve or part thereof for the business of the Company, without need to maintain such amount separate from the remaining assets of the Company.

39.2	The Board of Directors may from time to time, subject to the provisions of any law and the provisions of these Articles, change the purpose for which any capital reserve has been designated or the manner in which it is managed, to combine or split reserves and to transfer the amount of any capital reserve to the surplus account or to any other account in the accounting records of the Company. Notwithstanding the aforesaid, the Board of Directors may not transfer any amount from the share premium account other than to the share capital of the Company or for the purposes of a distribution that does not satisfy the profit test.

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40.	Distribution of Dividends and Bonus Shares

40.1	Subject to these Articles, the Company may declare and pay any dividend or decide on a distribution permitted under the Companies Law.

40.2	No dividend shall bear interest or linkage against the Company.

40.3	A dividend may be paid, in whole or in part, by way of distribution of assets of any kind. A distribution of assets as aforesaid shall be made by a transfer, assignment, transfer of title, grant of a contractual or proprietary right or in any other manner as the Board of Directors directs.

40.4	If the Board of Directors decides to distribute a dividend, in whole or in part by way of an allotment of shares in the Company to those shareholders entitled to the dividend, at a price lower than the nominal value of those shares or to distribute bonus shares, the Company shall convert to share capital a portion of its profits or of its share premiums or of any other source included in the equity in its last financial statements (all as defined in the Companies Law) in an amount equal to the difference between the nominal value of the said shares and the price paid therefor.

40.5	The Board of Directors may allot from time to time bonus shares and determine the source of such distribution. Such bonus shares shall form part of the share capital of the Company and shall be considered to be fully paid in such amount, being not less than the nominal value of the shares, as the Board of Directors shall direct. The said bonus shares shall be allotted without payment to the shareholders of the Company who would have been entitled to receive the amount converted to share capital for the purpose of distribution of the bonus shares if that amount had been distributed by way of cash dividend and in the same proportion.

40.6	The Board of Directors may decide that bonus shares shall be of the same class of shares as these shares which entitle the holders thereof to participate in the distribution of bonus shares, or that all bonus shares shall be of a single class which shall be distributed to all persons entitled thereto without taking into account the class of shares which they hold, or that bonus shares be a combination of classes of shares.

40.7	The Board of Directors may from time to time issue to the holders of the Company's securities that are convertible into the Company's shares, bonus shares or dividends as if the said securities had been converted into shares prior to the distribution in question, in each case subject to the terms of issue of the said securities.

The Board of Directors may make any arrangement and take any action necessary for the efficient and speedy implementation of the provisions of this Article, to determine the rights which the holders of convertible securities receive and the manner in which they receive these rights, and to carry out any necessary adjustment with respect to the rights of the holders, in this respect. The Board of Directors may exercise any authority granted to it in connection with the distribution of a dividend or bonus shares or rights to the shareholders in the Company, mutatis mutandis, all in the absolute discretion of the Board of Directors.

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In order to implement any resolution regarding the distribution of a dividend or bonus shares or in connection with the acquisition of securities of the Company, the Board of Directors may sign any document and effect any arrangement which is, in the opinion of the Board of Directors, necessary in order to enable or facilitate the distribution, including the issuance of certificates for partial shares or to decide that shares in the Company which entitle the holder thereof to partial shares in an amount lower than the level fixed by the Board of Directors shall not entitle the holder to participate in that distribution, or to sell the partial shares and to pay the net proceeds of sale (after deduction of the expenses of sale and any tax that shall be payable in respect of the sale) to the persons entitled thereto;

40.8	The Board of Directors may appoint a trustee or trustees ("the Trustee") to hold dividends, bonus shares or any other right (together "the Benefit") which the Company has issued or distributed to its shareholders and which was not demanded by any of the shareholders. Any action taken by the Trustee, and any agreement between the Board of Directors and the Trustee shall be valid and shall bind the shareholders in connection with the Benefit to which they are entitled and for which the Trustee has been appointed.

40.9	The Trustee shall be appointed for the purpose of exercising, collecting, receiving or depositing the Benefit, but the Trustee shall not be entitled to transfer the Benefit or part thereof or to grant any right in the Benefit or to make any use thereof. The Trustee shall not be entitled to vote in respect of any securities of the Company which are included in the Benefit.

40.10	The Trustee shall transfer the Benefit, including any income arising thereon, less the Trustee's fee as settled by the Board of Directors, to the shareholders entitled to the Benefit as soon as possible after he receives the first written demand from the shareholders, subject to authentication of the identity of any shareholder and details of the Benefit to which he is entitled.

40.11	If the payment of the dividend is not demanded within seven (7) years from the date of the decision to distribute that dividend, the person entitled thereto shall be deemed to have waived the dividend, and ownership thereof shall return to the Company.

40.12	The Board of Directors may pay all dividends or money due in respect of shares by sending checks in the mail, and if the Benefit is, in whole or in part, an asset or a right, by sending by mail any document confirming or creating the said right. Any check or document sent to the address of the shareholder as appearing in the Register shall be dispatched at the risk of the shareholder.

40.13	The transferee of any shares shall not be entitled to any dividend or any other distribution with respect to such shares, which has been declared after the date of transfer but before registration of the transfer in the Register, and in the event of the transfer of shares which is subject to the approval of the Board of Directors, before the date of said approval.

40.14	The Board of Directors may deduct from any dividend, distribution or other amounts which are to be paid to a shareholder (including to a person who is one of the joint holders of a share) any amounts due from such a person to the Company in his capacity as shareholder.

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40.15	If there is a number of persons registered as joint holders of a share, each one may give a valid receipt to the Company for any Benefit granted in respect of that share.

41.	Buy-Back

A decision regarding the acquisition of securities which have been issued by the Company and the manner in which these securities shall be dealt with by the Company shall be taken by the Board of Directors.

PART J: NOTICES

42.	Notices

42.1	Subject to these Articles, any notice to shareholders of the Company shall be given in accordance with the provisions of the law.

42.2	Any written notice or other document may be served by the Company upon any shareholder either personally or by sending it by prepaid mail (air mail if sent internationally) or by cablegram, telex, facsimile or email addressed to such shareholder at his address as described in the Register or such other address as he may have designated in writing for the receipt of notices and other documents. Such designation may include a broker or other nominee holding shares at the instruction of the shareholder. Proof that an envelope containing a notice was properly addressed, stamped and posted shall be conclusive evidence that notice is given. A declaration of an authorized person on behalf of the stock transfer agent of the Company or other distribution agent stating that a notice was mailed to a shareholder will suffice as proof of notice for purposes of this Article.

42.3	Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the General Manager at the Offices of the Company or by sending it by any of the means provided for in Article 42.2 to the Company at its Office.

42.4	Any notice or other document referred to above shall be deemed to have been served 48 hours after it has been posted (seven days if sent internationally), or 24 hours after sent by cablegram, telex, facsimile or email. The date of mailing, publication or other method of sending a notice and the date of the meeting shall be counted as part of the days comprising any notice period. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served when received, notwithstanding that it was received sooner than provided herein, defectively addressed or failed, in some other respect, to comply with the provisions of this Article.

42.5	All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons in named first in the Register, and any notice so given shall be sufficient notice to the holders of such share.

42.6	Any shareholder whose address is not described in the Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

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42.7	Notwithstanding anything to the contrary herein, notice by the Company of a General Meeting which is published:

(i)	in two daily newspapers in the State of Israel shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located in the State of Israel.

(ii)	in one daily newspaper in the City of New York and in one international wire service shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located outside the State of Israel.

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Contents

Part A:	Definitions and Interpretation
	1	Definitions
	2	Interpretation
Part B:	The Company, its Objects and the Share Capital
	3	The Company and its Objects
	4	Limited Liability
	5	Share Capital
	6	Changes in the Share Capital
	7	Rights attached to the Shares and Issuance of Shares
	8	Shareholders
Part C:	The Shares
	9	Share Certificates
	10	Transfer of Shares
	11	Decedents' Shares
	12	Receivers and Liquidators
Part D:	General Meetings
	13	Annual a General Meeting
	14	Special Meeting
	15	Record Date
	16	Convening the Meeting
	17	Proceedings at General Meetings
	18	Voting
	19	Voting by Proxy
	20	Powers of the General Meeting
Part E:	The Board of Directors
	21	Appointment and Dismissal of Directors
	22	Alternate Director
	23	Reserved
	24	Chairman of the Board of Directors
	25	Convening and Conduct of Meetings of the Board of Directors
	26	Notice of Meetings of the Board of Directors
	27	Authorities of the Board of Directors
	28	Remuneration of Directors
	29	Committees of the Board of Directors
Part F:	The General Manager and Other Officers
	30	The General Manager
	31	Secretary and Officers
	32	Personal Interest in Transactions of the Company
	33	Indemnity, Insurance and Exemption of Officers
	34	Signature Rights
Part G:	Minutes, Registers and Books of Accounts
	35	Minutes
	36	Books and Registers of the Company
Part H:	Audit
	37	Auditor
	38	Internal Auditor
Part I:	Reserves, Distributions and Bonus Shares
	39	Reserves
	40	Distribution of Dividends and Bonus Shares
	41	Buy-Back
Part J:	Notices
	42	Notices

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Annex A

The Companies Law 5759-1999

Public Company Limited by Shares

ARTICLES OF ASSOCIATION

OF

BluePhoenix Solutions Ltd.

Annex J

BluePhoenix Solutions, Ltd.

Waiver

WAIVER OF ANTI-DILUTION

Pursuant to the Amended and Restated Purchase Agreement dated November 22, 2013 (the “Purchase Agreement”) by and among BluePhoenix Solutions Ltd. (the “Company”) and Prescott Group Aggressive Small Cap Master Fund, G.P. (“Purchaser”), Company is required to issue additional ordinary shares in the event of certain issuances of the Company’s ordinary shares or securities exercisable or convertible into the Company’s ordinary shares during the Protection Period. Capitalized terms used herein but not defined shall have the meaning in the Purchase Agreement.

The Company has committed to issue 6,195,494 ordinary shares (the “Merger Consideration”) to the holders of Sophisticated Business Systems, Inc. (d/b/a Ateras) (“Ateras”) in connection with an Agreement and Plan of Merger by and among Company, Ateras, BP-AT Acquisition Corporation and the stockholders of Ateras (the “Merger Agreement”). The issuance of the Merger Consideration may be deemed a Dilutive Issuance and may also be considered a Qualified Financing. It is a condition to the closing of the merger contemplated by the Merger Agreement that this waiver be executed by Company and Purchaser.

Company and Purchaser hereby agree that the issuance of the Merger Consideration shall not be considered a Dilutive Issuance nor a Qualified Financing and hereby agree that the issuance of the Merger Consideration shall not (i) result in the issuance of any Anti-Dilution Shares nor (ii) terminate the Protection Period prior to the second anniversary of the Closing Date or the consummation of a Qualified Financing.

Company and Purchaser have caused this Waiver to be duly executed by their respective authorized officers as of September 25, 2014.

BLUEPHOENIX SOLUTIONS LTD.

By:	/s/ Rick Rinaldo

Name:	Rick Rinaldo

Title:	CFO

Prescott Group Aggressive Small Cap Master Fund, G.

By:	/s/ Phil Frohlich

Name:	Phil Frohlich

Title:	Manager

Annex K

BluePhoenix Solutions, Ltd.

BluePhoenix Solutions Ltd. 2007 Award Plan

BluePhoenix Solutions Ltd. 2007 Award Plan

As most recently amended on November __, 2014

1.	NAME

This plan as adopted by the Board of Directors of Blue Phoenix Solutions Ltd., (the “Company”) on July 8, 2007, and as amended from time to time, shall be known as the “BluePhoenix Solutions Ltd. 2007 Award Plan” (hereinafter referred to as the “Plan”).

2.	PURPOSE OF THE PLAN

The purposes of this Plan are to attract and retain the best available individuals for positions of substantial responsibility, and to promote the success of the Company’s business and the businesses of it subsidiaries and affiliates by aligning the financial interests of individuals providing services to the Company and its subsidiaries and affiliates with long-term shareholders value.

3.	HEADINGS AND DEFINITIONS

3.1	The section headings are intended solely for the reader’s convenience and in no event shall they constitute a basis for the interpretation of the Plan.

3.2	In this Plan, the following terms shall have the meanings set forth beside them:

“Affiliates”	Corporate entities who are controlled by, or under control of, the Company;
"Approved Award"	An Award granted under Section 102 in accordance with the capital gains route;
“Award”	A conditional right to receive an ordinary share of the Company, granted to a Participant, subject to the provisions of this Plan and the applicable Award Agreement;
“Award Agreement”	A written agreement between the Company and a Participant setting forth the terms under which Awards are granted to a Participant;
“Board”	The Company’s Board of Directors, or, subject to applicable law and to the Company’s Articles of Association, any committee empowered by the Board for the purpose of implementation of this Plan;
"Company"	BluePhoenix Solutions Ltd., a company incorporated under the laws of Israel or any Successor Company;
“Consultant”	Shall mean any person, except an Employee, engaged by a Group Company, in order to render services to such company, including as an advisor;

“Effective Date”	A date to be determined separately for each Participant, as specified in such a Participant’s Award Agreement, from which the vesting period of the Awards shall commence;
“Employee”	Shall mean any person, who is a common law employee of a Group Company, and who is on the payroll of such company or any officer of such company, all in accordance with Section 102;
“Expiration Date”	Ten (10) years from the Effective Date of such Award;
“Holding Period”	The holding period provided under Section 102 in respect of the “capital gains route” or under a tax ruling received from the Israeli Tax Authority;
“Ordinance”	The Israeli Income Tax Ordinance [New Version], 5721-1961 and the regulations promulgated thereunder, as amended from time to time;
“Participant”	Shall mean an Employee of, or a Consultant to, a Group Company;
“Purchase Price”	Shall mean the consideration required to be paid by a Participant upon vesting of one Award;
"Group Company"	Any member of the Group;
"Group"	The Company, its Subsidiaries and Affiliates;
“Section 102”	Section 102 of the Ordinance and the Israeli Income Tax Rules (Tax Relief in Issuance of Shares for Employees) 2003, as amended from time to time;
“Share”	An ordinary share of the Company (par value NIS 0.01 per share) issued upon the Vesting of an Award;
“Structural Change”	(a) An acquisition of all or substantially all of the Company’s assets; or

(b) A merger or spin-off or an arrangement which economically amounts to a merger or a spin-off , under which the Company is not the surviving entity; or

(c) A sale or a series of sales of ordinary shares constituting at least 50% of the Company’s capital or at least 50% of the voting power, which causes the delisting of the Company form NASDAQ Global Market;

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“Subsidiary”	Any entity in which the Company holds more than 50% of the share capital, or over 50% of the voting rights;
“Successor Company”

Shall mean any entity with or into which the Company merged, or to which certain operations or certain assets of the Company were transferred, or which purchased substantially all the Company’s assets or ordinary share, provided that the Company is not the surviving entity;

“Tax”	Any applicable tax and other compulsory payments such as social security and health tax contributions under any applicable law;
“Termination”

(1) For an Employee, the interruption or termination of service as an Employee, and (2) for Consultants, the interruption, expiration, or termination of such person’s consulting or advisory relationship with a Group Company, or the occurrence of any termination event as set forth in such person’s Award Agreement;

For the purpose of this plan the following shall not be considered as Termination (i) for an Employee- annual leave, sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by the Board, or a transfer of an Employee from a Group Company or vice versa; and (ii) for a Consultant- any temporary interruption in such person’s availability to provide services to a Group Company, which has been authorized in writing by the engaging Company’s board prior to its commencement;

“Termination Date”

With regard to Employees, the earlier of (i) the date on which the employment relations between an Employee and a Group Company have been Terminated, for any reason whatsoever; or (ii) 120 days following the date on which a notice regarding such Termination was sent by a Group Company, or by the Employee, to the other party;

With regard to Consultants, the earlier of (i) the date of Termination of the agreement between the Consultant and a Group Company; or (ii) 120 days following the date on which a notice regarding such Termination was sent by a Group Company, or by the Consultant, to the other party;

Notwithstanding the foregoing, if the termination of employment or provision of services is due to, or connected with, one of the following instances, the Termination Date shall be the date on which a notice regarding such Termination was sent by a Group Company, or by the Employee or Consultant, as the case may be, to the other party. The said instances are as follows:

(i)	The Participant commits a criminal offense (whether against a Group Company or any other person or entity);

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(ii)	The Participant is dishonest or breaches his fiduciary duties or duty of loyalty towards Group Company;

(iii)	The Participant intentionally or recklessly damages a Group Company’s property and/or good name and/or business;

(iv)	The Participant is grossly negligent in fulfilling his duties towards a Group Company;

(v)	The Participant deviates intentionally in a material way from his authority and/or instructions given to him by the Group Company's competent organs

(vi)	The Participant breaches intentionally in a material way the terms of his employment or consultancy agreement, or other agreement with the Group Company.

“Transfer”	With respect to Awards or Shares – the sale, assignment, transfer, pledge, mortgage or granting of any right to a third party thereto;
“Trustee”	Any trustee appointed by the Company, in accordance with Section 102 and approved by the Israeli Tax Authority;

“Vesting Date”	Each date upon which the Award is converted into Shares, as determined in the Award Agreement;

4.	ADMINISTRATION OF THE PLAN

4.1	The Board shall have the power to administer the Plan.

4.2	Subject to the provisions of the Plan, the Board shall have the authority, at its discretion: (i) to grant Awards to Participants; (ii) to determine the terms and provisions of each Award granted (which need not be identical), including, but not limited to, the number of Awards to be granted to each Participant, provisions concerning the time and the extent to which the Awards may Vest, the underlying Shares sold and the nature and duration of restrictions as to the Transferability of Awards and/or Shares; (iii) to amend, modify or supplement the terms of each outstanding Award; (iv) to interpret the Plan; (v) to prescribe, amend, and rescind rules and regulations relating to the Plan, including the form of Award Agreements; (vi) to authorize conversion or substitution under the Plan of any or all Awards or Shares and to cancel or suspend Awards, as necessary, provided the material interests of the Participants are not harmed; (vii) to accelerate or defer (with the consent of the Participant) the right of a Participant to receive Shares under any previously granted Awards; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.3	This Plan shall apply to grants of Awards made following the adoption of this Plan by the Board.

4.4	All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants unless otherwise determined by the Board.

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5.	ELIGIBILITY

Awards may be granted to Participants and to persons who have entered into an employment or consultancy agreement with a Group Company; An Approved Award, granted under Section 102, shall only be granted to Employees who are Israeli residents for tax purposes and who at the time of grant, or immediately thereafter are not a holder of a “controlling interest” in the Company, as such term is defined in Section 32(9) of the Ordinance.

6.	SHARES RESERVED FOR THE PLAN

6.1	Subject to Section 13.1 of the Plan, the maximum aggregate number of Shares that may be subject to Awards under the Plan, subject to any adjustment made to the share capital of the Company is two million (2,000,000) ordinary shares of the Company. The Shares may be authorized but unissued ordinary shares, or reacquired ordinary shares of the Company. If an Award should expire for any reason without having Vested in full, Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon Vesting of an Award in order to satisfy the Purchase Price for such Award or any withholding taxes due with respect to such Vesting shall be treated as not issued and shall continue to be available under the Plan.

6.2	The Company during the term of this Plan will at all times reserve and keep available such number of ordinary shares as shall be sufficient to satisfy the requirements of the Plan.

6.3	The Shares constitute part of the ordinary shares of the Company, and they shall have equal rights for all intents and purposes as the rights attached to the ordinary shares of the Company, subject to the provisions of this Plan and an Award Agreement. Any change of the Company’s Articles of Association, which may change the rights attached to the Company’s ordinary shares, shall also apply to the Shares, and the provisions hereof shall apply with the necessary modifications arising from any such change.

6.4	The grant of Awards under this Plan shall not restrict the Company in any way regarding future creation of additional and/or other classes of shares, including classes of shares, which may in any manner be preferred over the currently existing ordinary shares which are offered to Participants under this Plan. The grant of Awards under this Plan shall not entitle any Participant to receive any compensation in the event of any change of the Company’s capital.

7.	TERMS AND CONDITIONS OF THE AWARDS

7.1	Grant

7.1.1	The Board shall offer from time to time to Participants, Awards on a personal basis. A written Award Agreement between the Company and the Participant, in such form as the Board shall from time to time approve, shall evidence the Awards granted pursuant to the Plan. Each Award Agreement shall state, among other matters, the number of Awards granted, the Vesting Dates and such other terms and conditions as the Board at its discretion may prescribe, provided that they are consistent with this Plan.

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7.1.2	Approved Awards shall be subject to the Trustee’s trusteeship, as provided in Section 10 below, and to the submission of the Plan for approval by the Israeli Tax Authority.

7.2	Vesting. The Board shall set vesting criteria at its discretion, which, depending on the extent to which the criteria are met, will determine the number of Shares the Participant will receive. The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board at its discretion. The vesting conditions and schedule shall be set in the applicable Award Agreement, however, unless otherwise determined, the Awards shall vest over 3 years in equal installments, on a yearly basis starting on the date of grant.

7.3	Earning Shares. Upon meeting the applicable vesting criteria, the Participant shall be required to pay the Purchase Price of the Vested Awards in order to be entitled to receive the amount of Shares specified in the relevant Award Agreement. The issuance of Shares shall occur as soon as practicable after the payment of the Purchase Price.

7.4	Non Transferability of Awards. Unless otherwise determined by the Board, an Award shall not be Transferable by the Participant other than by will or by the laws of descent. Awards and/or the Shares, or rights arising therefrom, shall not be subject to mortgage, attachment or other willful encumbrance, and no power of attorney shall be issued in respect thereof, whether such enter into force immediately or at a future date.

7.5	Dilution. The Shares, being part of the ordinary share capital of the Company, shall not be protected against dilution in any manner whatsoever, unless otherwise determined by the Board.

7.6	Dividend Rights. No Participant shall have any rights to receive dividends in respect of Shares, until such Shares are issued to the Participant or the Trustee. Following the issuance of the Shares, such Shares will entitle the Participant to receive any dividend, to which other holders of ordinary shares in the Company are entitled.

7.7	One Time Benefit. The Awards and Shares are extraordinary, one-time benefits granted to the Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under any applicable law.

7.8	Fractions. An Award may not be converted into a fraction of a Share. In lieu of issuing fractional Shares, on the vesting of a fraction of an Award, the Company shall convert any such fraction of an Award, which represents a right to receive 0.5 or more of a Share, to one Share and shall extinguish any such fraction of an Award, which represents a right to receive less than 0.5 of a Share without issuing any Shares.

7.9	Term. No full or partial Vesting of an Award shall be carried out following the Expiration Date of such Award.

8.	TERMINATION OF EMPLOYMENT OR ENGAGEMENT.

8.1	Unless otherwise determined by the Board, if a Participant’s employment or engagement with a Group Company is Terminated for any reason, any Award or portion thereof that has not Vested as of the Termination Date shall immediately expire on the Termination Date.

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8.2	No Participant shall be entitled to claim against a Group Company that he or she was prevented from continuing to Vest Awards as of the Termination Date. Such Participant shall not be entitled to any compensation in respect of the Awards which would have Vested had such Participant’s employment or engagement with a Group Company not been Terminated.

9.	NO RIGHT TO EMPLOYMENT, SERVICE OR SHARES

The grant of an Award or a Share under the Plan shall impose no obligation on a Group Company to continue the employment of any Employee or the engagement with any Consultant and shall not lessen or affect the Group Company's right to Terminate the employment or service relationship of such Participant at any time and/or for any or no reason with or without cause. No Participant or other person shall have any claim to be granted any Awards, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Board's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

Nothing contained in the Plan shall prevent the Company from adopting, adjusting or continuing in effect compensation arrangements, which may, but need not, provide for the grant of Awards or Shares.

10.	TRUST

10.1	Unless provided otherwise by the Board, Approved Awards granted under Section 102, and any Shares (including other Shares received subsequently following any realization of rights, such as bonus shares), shall be held in trust by the Trustee for the benefit of the Participant, in accordance with the provisions of Section 102.

10.2	The Approved Awards and Shares shall not be released from the trust nor shall they be sold, unless the Company and the Trustee are satisfied that the full amounts of Tax due have been paid or will be paid.

10.3	Subject to the provisions of Section 102, a Participant shall not sell or release from trust any Approved Award and/or Share received from an Approved Award and/or any Share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Participant.

10.4	As long as the Shares are held by the Trustee for the benefit of the Participant, all rights of the Participant over the Shares cannot be Transferred other than by will or the laws of decent and distribution.

10.5	Without derogating from the aforementioned, the Board shall have the authority to determine the specific procedures and conditions of the trusteeship with the Trustee in a separate agreement between the Company and the Trustee.

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11.	ADJUSTEMENTS TO THE SHARES SUBJECT TO THE PLAN

11.1	Adjustment. If the ordinary share capital of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event by or of the Company effected without receipt of consideration by the Company, and as often as the same shall occur, then the number, class and kind of the underlying Shares and the Purchase Price (if applicable) of the Awards subject to the Plan shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding ordinary share. Upon occurrence of any of the foregoing, the class and aggregate number of underlying Shares of the Awards, issuable pursuant to the Plan, shall be appropriately adjusted by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares underlying an Award.

11.2	Changes to the Plan. The Board shall be entitled, from time to time, to update and/or change the terms of this Plan, in whole or in part, at its sole discretion, provided that in the Board’s opinion such a change shall not materially derogate from the rights attached to the Awards and/or Shares already issued under this Plan, unless mutually agreed otherwise between the Participant and the Company. The Board shall be entitled to terminate this Plan, at any time provided that such termination shall not materially affect the rights of Participants, to whom Awards have already been granted.

11.3	Structural Change. Without derogating from the Board’s general powers under the Plan to determine the treatment of the Awards and Shares upon a Structural Change, in the event of any Structural Change, the Board shall be entitled (but not obliged), at its sole discretion, to: (i) provide for an assumption or exchange of Awards and/or Shares for awards and/or shares and/or other securities or rights of the Successor Company; and/or (ii) provide for an exchange of Awards or Shares for a monetary compensation; and/or (iii) determine that all unvested Awards shall terminate on the date of such Structural Change. In the case of assumption and/or substitution of Awards, appropriate adjustments shall be made so as to reflect such action and all other terms and conditions of the Award Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Board, which determination shall be at its sole discretion and final. The grant of any substitutes for the Awards and/or Shares to Participants further to a Structural Change, as provided in sub-clauses (i) and (ii), shall be considered as full compliance with the terms of this Plan. The value of the exchanged Awards and/or Shares pursuant to this section 11.3 shall be determined in good faith solely by the Board and its decision shall be final and binding on all the Participants.

For the purposes of this section 11.3, Awards shall be considered assumed or substituted if, following the Structural Change, the Awards confer the right to purchase or receive, for each underlying Share immediately prior to the Structural Change, the consideration (whether shares, options, cash, or other securities or property) received in the Structural Change by holders of ordinary shares held on the effective date of the Structural Change (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding ordinary share capital); provided, however, that if such consideration received in the Structural Change is not solely ordinary shares (or their equivalent) of the Successor Company or its parent or subsidiary, the Board may, with the consent of the Successor Company, provide for the consideration received in the Structural Change to be solely ordinary shares (or their equivalent) of the Successor Company or its parent or subsidiary equal in value to the per Share consideration received by holders of a majority of the outstanding ordinary share capital in the Structural Change; and provided further that the Board may determine, at its discretion, that in lieu of such assumption or substitution of Awards for awards of the Successor Company or its parent or subsidiary, such Awards will be substituted for any other type of asset or property including cash which is fair under the circumstances.

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Without derogating from the above, in the event of a sale of all or substantially all of the Company’s share capital, the Board shall be entitled, at its sole discretion, to require the Participants to sell all of their Shares on the same terms and conditions as applicable to the other shareholders selling their Company’s ordinary shares as part of the Structural Change. Each Participant acknowledges and agrees that the Board shall be entitled to authorize any one of its members to sign share transfer deeds in customary form in respect of the Shares held by such Participant and that such share transfer deed shall bind the Participant.

11.4	Liquidation. In the event of the proposed dissolution or liquidation of the Company, Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

12.	TAXES AND WITHHOLDING TAX

12.1	Unless provided otherwise by the Board, Approved Awards allotted to Israeli Employees, who are not holders of “controlling interest” in the Company, as provided in Section 5 above, shall be subject to the provisions of Section 102, as shall apply from time to time, and the regulations promulgated thereunder.

Any Award, allotted to an Israeli Employee who holds a “controlling interest” in the Company, or to a non- Israeli Employee, or to a Consultant, shall not qualify for any beneficial tax arrangement under Section 102 and shall be subject to any applicable tax law.

12.2	Any Tax imposed in respect of the Awards and/or Shares, including, but not limited to, the grant of Awards, and/or the Vesting of an Award, and/or issuance of Shares, and/or the Transfer, waiver, or expiration of Awards and/or Shares, and/or the sale of Shares, shall be borne solely by the Participants, and in the event of death, by their heirs. The Group, the Trustee or anyone on their behalf shall not be required to bear the aforementioned Taxes, directly or indirectly, nor shall they be required to gross up such Tax in the Participants’ salaries or remuneration. The applicable Tax shall be deducted from the proceeds of sale of Shares or shall be paid to the Group Company or the Trustee by the Participants. Without derogating from the aforementioned, a Group Company or the Trustee shall be entitled to withhold any Taxes according to the requirements of any applicable laws, rules, and regulations.

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12.3	The Company's or Trustee's obligation to deliver Shares upon Vesting of an Award or to sell or Transfer Shares is subject to payment (or provision for payment satisfactory to the Board) by the Participant of all Taxes due under any applicable law.

12.4	The Participants shall indemnify any Group Company and/or the Trustee, immediately upon request of the Group Company, for any Tax (including interest and/or fines of any type and/or linkage differentials in respect of Tax and/or withholding Tax) for which the Participant is liable under any applicable law or under the Plan, and which was paid by a Group Company or the Trustee, or which a Group Company or the Trustee are required to pay. A Group Company or the Trustee may exercise such indemnification by deducting the amount subject to indemnification from the Participants’ salaries or remunerations or proceeds of sale of any other Shares.

12.5	Should the Awards or Shares that were allotted pursuant to Section 102 be Transferred by power of a last will or under law, the provisions of Section 102 shall apply to the heirs or transferees of the deceased Participant.

12.6	In respect to Awards which are not Approved Awards, if the Participant is Terminated, the Participant shall extend to the Company a security or guarantee for the payment of Tax due at the time of sale of the Shares, if such Tax should be withheld by the Company or a Group Company according to the Ordinance or any other applicable law.

13.	EFFECTIVE DATE AND DURATION OF THE PLAN

13.1	The Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

13.2	The Company shall obtain the approval of the Board for the adoption of this Plan or for any amendment to this Plan. The Company’s counsel notified the NASDAQ Stock Market that it follows Israeli law and practice in lieu of the requirements specified in NASDAQ Marketplace Rule requiring shareholders approval for the establishment of this plan.

13.3	Termination of the Plan shall not affect the Board’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

14.	SUCCESSORS AND ASSIGNS

The Plan and any Award granted thereafter shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

15.	MISCELLANEOUS

15.1	Notices. Notices and requests regarding this Plan shall be sent in writing by registered mail or by courier to the addresses of the Company and the Participant as follows: if to the Company: 8 Maskit St., Herzlia, Israel 46120; if to the Participant - to the Participant’s address, as registered in the Company’s registries.

Such notices shall be deemed received at the addressee as follows: if sent by registered mail - within five (5) business days following their being deposited for mailing at a post office in any jurisdiction, and if hand-delivered - on the day of delivery.

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15.2	This Plan (together with any Award Agreement) constitutes the full agreement and/or understanding between the Group and the Participants in connection with the grant of Awards to Participants. Any representation and/or promise and/or undertaking made and/or given by a Group Company or by whomsoever on their behalf, which have not been explicitly expressed herein, shall have no force and effect.

15.3	Choice of law. Unless otherwise specified in a specific Award Agreement, this Plan shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to principles of conflicts of law. The competent courts of Tel-Aviv, Israel shall have exclusive jurisdiction to hear all disputes arising in connection with this Plan.

* * * * *

Plan adopted by the Board of Directors: ____________

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ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

BLUEPHOENIX SOLUTIONS LTD.

November 18, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/M20157

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10, AND FOR "3 YEARS" ON PROPOSAL 11.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Mr. Melvin L. Keating	☐	☐	☐
Mr. Thomas J. Jurewicz	☐	☐	☐
Mr. Scott Miller	☐	☐	☐
6. To elect Brian Crynes to serve as an outside director of the Company for an additional three-year term.	☐	☐	☐

	YES	NO
Are you a "controlling shareholder" of the Company, or acting on its behalf, with respect to Proposal 6? Please check the box to indicate such.	☐	☐

	YES	NO
Are you an "interested party", or acting on its behalf, with respect to Proposal 7? Please check the box to indicate such.	☐	☐

	1 year	2 years	3 years	ABSTAIN
11. To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL GENERAL MEETING OF SHAREHOLDERS

BLUEPHOENIX SOLUTIONS LTD.

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF BLUEPHOENIX SOLUTIONS LTD. BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2014 FOR SHAREHOLDERS OF RECORD ON OCTOBER 20, 2014.

The undersigned shareholder of BluePhoenix Solutions Ltd. (the "Company") hereby appoints Mr. Matt Bell and Mr. Rick Rinaldo, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote, as designated on the reverse, all of the Ordinary Shares which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of the Company to be held on November 18, 2014 at 9:00 A.M. PST, at the offices of the Company, 601 Union Street, Suite 4616, Seattle, Washington 98101, and any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). THE FAILURE TO FILL IN THE CHOICES INDICATED ON THE REVERSE WILL AUTHORIZE THE PROXIES TO VOTE FOR THE PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10, AND FOR 3 YEARS ON PROPOSAL 11 TO BE BROUGHT BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the Annual General Meeting of Shareholders and the Proxy Statement accompanying such Notice, revokes any proxy or proxies heretofore given to vote upon or act with respect to the same shares and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued and to be signed on the reverse side)

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